As Filed with the Securities and Exchange Commission on April 14, 2011

Registration File Nos. 333-46414

811-08963

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 11	☒
and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 31	☒
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (800) 223-1200

Ken Reitz

TIAA-CREF Life Insurance Company

8500 Andrew Carnegie Boulevard, MS C2-08

Charlotte, North Carolina 28262-8500

(704) 988-4455

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2011 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Separate account interests issued through Individual Variable Annuity Contracts

PROSPECTUS

MAY 1, 2011

SINGLE PREMIUM IMMEDIATE ANNUITIES

Single Premium Immediate Variable Annuity Contracts Funded Through TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the single premium immediate variable annuity contracts (SPIAs) offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the fund prospectus, and keep it for future reference.

The contracts are designed to provide you with a stream of income for the life of the named annuitant(s) or for a specified period of time you select. You can choose a combination of fixed and variable annuity payments by allocating your single premium to a TIAA-CREF Life fixed account or to one or more of the following eight separate account variable investment accounts:

■ Growth Equity ■ Growth & Income ■ International Equity ■ Large-Cap Value	■ Small-Cap Equity ■ Stock Index ■ Social Choice Equity ■ Real Estate Securities

As with all variable annuities, your variable annuity payments will increase or decrease, depending on how well the investment account’s underlying mutual fund investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

A separate prospectus for the funds provides more information about the funds listed above. Note that the prospectus for the funds may provide information for other funds that are not available through the contract. When you consult the prospectus, you should be careful to refer only to the information regarding the funds listed above.

More information about the separate account and the contracts is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2011. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 825-0411. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The contracts or certain investment options under the contracts will not be available to you unless approved by the regulatory authorities in your state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contracts is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus describes the single premium immediate variable annuities issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesperson, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

DEFINITIONS

Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any contractowner or any prospective contractowner.

1940 Act.  The Investment Company Act of 1940, as amended.

Annuitant.  The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made. Once selected, the annuitant may not be changed.

Annuity Unit.  A measure used to calculate the amount of each variable annuity payment made under a contract.

Assumed Investment Return.  4%. This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

Beneficiary.  The person or institution selected by the contractowner to become the new contractowner if the contractowner dies while any annuity payments remain due.

Business Day.  Any day that the New York Stock Exchange (NYSE) is open for trading. A Business Day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

Calendar Day.  Any day of the year.

Commuted Value.  The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It’s less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments will not be earned if payment is made in one sum. For the fixed account, the commuted value is the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. For any variable investment account, the commuted value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

Contracts.  The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity single premium immediate annuity contracts.

Contractowner.  The person (or persons) who controls all the rights and benefits under a contract.

Current Value.  The present value of the future annuity payments, which for variable payments is computed using the assumption that the relevant investment account has an effective annual rate of 4%. In the case of the

Single Premium Immediate Annuities ■ Prospectus	3

One-Life and Two-Life Annuities, the present value is determined based on the age of the annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This “current value” definition is used in determining the value of a refund in the event a contract is cancelled during the free look period.

Fixed Account.  The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life’s General Account.

Fund.  An investment company that is registered with the Securities and Exchange Commission in which an investment account is invested. The contract allows you to indirectly invest in a series of investment companies that are listed on the front page of this prospectus.

General Account.  All of TIAA-CREF Life’s assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Income Change Method.  The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual income change method.

Income Option.  The form of annuity benefit that you select under the Two-Life Annuity. The income options for the Two-Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

Investment Account.  A sub-account of the separate account that invests its assets in shares of a corresponding fund.

IRC.  The Internal Revenue Code of 1986, as amended.

Issue Date.  The day that the contract is issued and becomes effective.

NYSE.  The New York Stock Exchange.

Premium.  The amount you invest in the contract.

Present Value.  The present value of a series of payments is the lump-sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

Second Annuitant.  The natural person whose life, together with the annuitant’s life, is used to determine the amount of annuity payments and how long those payments will be made under the Two-Life Annuity Contract.

4	Prospectus ■ Single Premium Immediate Annuities

Separate Account.  TIAA-CREF Life Separate Account VA-1.

TIAA.  Teachers Insurance and Annuity Association of America.

TIAA-CREF Life.  TIAA-CREF Life Insurance Company, an indirect wholly-owned subsidiary of TIAA.

Valuation Day.  As of the date of this prospectus, any Business Day as well as the last calendar day of each month (which could fall on a weekend or holiday, and thus on a day that is not a Business Day). Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren’t Business Days end at 4 p.m. Eastern Time. Beginning in or around the fourth quarter of 2011, we anticipate, subject to any necessary approvals, Valuation Days will include only Business Days, and thus the last calendar day of each month will not be a Valuation day unless it falls on a Business Day. If the last calendar day of a month does not fall on a Business Day, the last Valuation day for such month shall be deemed to be the last Business Day of the month.

Valuation Period.  The period that starts at the close of regular trading on the NYSE (usually 4 p.m. Eastern Time) on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT ARE TIAA-CREF LIFE’S SINGLE PREMIUM IMMEDIATE ANNUITIES (SPIAs)?

TIAA-CREF Life’s Single Premium Immediate Annuities (SPIAs) allow you, the owner, to apply a single sum of money to one of three types of annuity contracts and receive a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. The types of contracts we offer are:

■	One-Life Annuity, which pays income as long as the annuitant lives or until the end of an optional specified guaranteed period, whichever is longer;

■

Two-Life Annuity, which pays income as long as either the annuitant or the second annuitant is alive or until the end of an optional specified guaranteed period, whichever is longer, and which, after the death of an annuitant, continues at either the same or a reduced level for the life of the other annuitant; and

■	Fixed-Period Annuity, which pays income to you for a fixed period of between 5 and 30 years.

A contract is available to you provided it has been approved by the insurance department of your state of residence.

Single Premium Immediate Annuities ■ Prospectus	5

WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACTS?

Under TIAA-CREF Life’s SPIAs, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single premium to the fixed account or to one or more of the separate account’s variable investment accounts. Annuity payments from the fixed account are guaranteed over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your payments will also change depending on the income change method you choose—i.e., whether you choose to have your payments revalued monthly or annually. Currently, the separate account has eight variable investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

• Growth Equity	• Small-Cap Equity
• Growth & Income	• Stock Index
• International Equity	• Social Choice Equity
• Large-Cap Value	• Real Estate Securities

TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the variable investment accounts, and you bear the entire investment risk.

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the general account until seven days plus the number of days in the free look period applicable in your state have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%.

MAY I CHANGE THE ACCOUNTS FROM WHICH ANNUITY PAYMENTS ARE MADE AND HOW OFTEN MY PAYMENTS ARE VALUED UNDER THE CONTRACT?

You will be able to “transfer” all or part of the future annuity income payable one time each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life or Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), with certain conditions. Once a year you also may change how frequently your payments from a variable investment account are valued, i.e., you may change

6	Prospectus ■ Single Premium Immediate Annuities

your income change method. For more details on transfers and changing your income change method, see “Changing Investment Accounts and Income Change Methods”.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACTS?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

This first table lists certain categories of contractowner transaction expenses for comparative purposes. State premium taxes may be deducted depending on your state.

CONTRACTOWNER TRANSACTION EXPENSES

Sales load imposed on purchases (as a percentage of premiums)	None
Deferred sales load (as a percentage of premiums or amount surrendered, as applicable)	None
Premium taxes (as a percentage of premiums, if applicable)(1)	1.0–3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None

(1)	Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees(1)	Fee Waiver(1)	Current
Charges(1)
Annual Contract Fees	None	None	None
Mortality and expense risk charge	1.00%	0.60%	0.40%
Administrative expense charge	0.20%	0.00%	0.20%
Total separate account annual charges	1.20%	0.60%	0.60%

(1)

TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF LIFE FUNDS ANNUAL EXPENSES (as a percentage of fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract that you may pay periodically during the time you own the contract. The first table shows the maximum and minimum total operating expenses charged by these funds for the year ended December 31, 2010. The next table provides greater detail on the total operating expenses charged by each fund, and shows the total separate account and fund annual expenses. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.

Single Premium Immediate Annuities ■ Prospectus	7

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum Expenses	Maximum Expenses
Total expenses that are deducted from fund assets, including management fees and other expenses	0.09%	0.60%

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	Acquired Fund Fees and Expenses(2)	Other Expenses	Total Annual Fund Operating Expenses	Waivers and Expense Reimbursements		Net Annual Fund Operating Expenses	Total Separate Account and Fund Annual Expenses(9)
Growth Equity Fund	0.45%	None	0.32%	0.77%	0.25%	(3)	0.52%	1.12%
Growth & Income Fund	0.45%	None	0.24%	0.69%	0.17%	(3)	0.52%	1.12%
International Equity Fund	0.50%	None	0.26%	0.76%	0.16%	(4)	0.60%	1.20%
Large-Cap Value Fund	0.45%	None	0.25%	0.70%	0.18%	(3)	0.52%	1.12%
Small-Cap Equity Fund	0.48%	0.05%	0.24%	0.77%	0.17%	(5)	0.60%	1.20%
Stock Index Fund	0.06%	None	0.18%	0.24%	0.15%	(6)	0.09%	0.69%
Social Choice Equity Fund	0.15%	None	0.37%	0.52%	0.30%	(7)	0.22%	0.82%
Real Estate Securities Fund	0.50%	None	0.20%	0.70%	0.13%	(8)	0.57%	1.17%

(1)	Expense information has been restated to reflect the Funds’ new advisory and administration agreements dated May 1, 2010.
(2)

“Acquired Funds Fees and Expenses” are the Funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the TIAA-CREF Life Funds prospectus and the Fund’s 2010 annual report.

(3)

Under the Funds’ expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

(4)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

(5)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.55% of average daily net assets for the shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

(6)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

8	Prospectus ■ Single Premium Immediate Annuities

(7)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

(8)

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

(9)

If TIAA-CREF Life imposed the full amount of the administrative expense and mortality and expense risk charges, total annual separate account and fund expenses would be 1.72% for the Growth Equity Fund, 1.72% for the Growth & Income Fund, 1.80% for the International Equity Fund, 1.72% for the Large-Cap Value Fund, 1.80% for the Small-Cap Equity Fund, 1.29% for the Stock Index Fund, 1.42% for the Social Choice Equity Fund, and 1.77% for the Real Estate Securities Fund.

Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the corresponding investment account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and maximum fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. (Note that, notwithstanding this standard $10,000 example, the minimum investment is $25,000.) The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the funds.

The first example assumes that there is no waiver of separate account charges. The second example assumes that the current separate account fee waivers are in place for each period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE WITHOUT FEE WAIVERS

	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$175	$542	$933	$2,030
Growth & Income Account	$175	$542	$933	$2,030
International Equity Account	$183	$566	$975	$2,116
Large-Cap Value Account	$175	$542	$933	$2,030
Small-Cap Equity Account	$183	$566	$975	$2,116
Stock Index Account	$131	$409	$708	$1,556
Social Choice Equity Account	$145	$449	$776	$1,702
Real Estate Securities Account	$180	$557	$959	$2,084

Single Premium Immediate Annuities ■ Prospectus	9

EXAMPLE WITH FEE WAIVERS

	1 Year	3 Years	5 Years	10 Years
Growth Equity Account	$114	$356	$617	$1,363
Growth & Income Account	$114	$356	$617	$1,363
International Equity Account	$122	$381	$660	$1,455
Large-Cap Value Account	$114	$356	$617	$1,363
Small-Cap Equity Account	$122	$381	$660	$1,455
Stock Index Account	$70	$221	$384	$859
Social Choice Equity Account	$84	$262	$455	$1,014
Real Estate Securities Account	$119	$372	$644	$1,420

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “The Contract Charges.”

For condensed financial information pertaining to each investment account, please see Appendix A.

HOW DO I PURCHASE A CONTRACT?

To purchase a contract, you must complete an application and make a premium payment of at least $25,000. For more information, see “Purchasing a Contract and Remitting Your Premium.”

MAY I CANCEL MY CONTRACT?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your contract. We’ll refund the current value of your contract calculated as of the date your refund request is postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, as of the day we receive it. (Note that the current value of your contract may be less than your premium.) In Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia and Wisconsin, where we are required to return your premium, we’ll refund the greater of your contract value or your full premium less any payments made as of the date we receive your request. In all cases, we will send you the refund within 7 days after we receive your refund request and your contract. Any premium taxes and expense charges deducted from the premium also will be refunded.

THE SPIA CONTRACTS

This prospectus describes the individual single premium immediate variable annuities (SPIAs) offered by TIAA-CREF Life Insurance Company. The rights and benefits under the contracts are summarized below. However, the descriptions you read here are qualified entirely by the contracts themselves.

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The contracts are not available to residents in those states where we haven’t yet received regulatory approval.

Under the SPIA contracts, TIAA-CREF Life promises to pay you, the owner, an income in the form of annuity payments. You choose the frequency of these payments. You can use the contracts to provide you with a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. How long we make annuity payments under the contract will depend on the type of contract you choose: a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, as well as the length of any guaranteed period you choose.

The SPIA contracts include both fixed and variable components—that is, you can allocate your single premium between the fixed account or one or more separate account variable investment accounts. Annuity payments from the fixed account are guaranteed by TIAA-CREF Life over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your variable payments will also change depending on the income change method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

PURCHASING A CONTRACT AND REMITTING YOUR PREMIUM

The Premium. We’ll issue you a contract as soon as we receive your completed application and your premium at our home office. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

TIAA-CREF

Single Premium Immediate Annuity

P.O. Box 532008

Atlanta, GA 30353-2008

Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. The premium must be for at least $25,000. Additional premiums are not permitted. We will credit your premium within two Business Days after we receive all necessary information or the premium itself, whichever is later. If we don’t have the necessary information within five Business Days, we’ll return your premium unless you instruct us otherwise upon being contacted.

We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until

Single Premium Immediate Annuities ■ Prospectus	11

instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Electronic Payment. You may pay your premium by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

1.	Send us your application;

2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of : TIAA-CREF Life Insurance Company

Account Number: 4068-4865

3.	Specify on the wire:

•	Your name and address

•	Social Security Number(s) or Taxpayer Identification Number

•	Specify code “SPIA”

ANNUITY PAYMENTS

You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the SPIA contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semi-annual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

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We’ll send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank. If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

Annuity payments are subject to our financial strength and claims-paying ability.

PAYMENTS FROM THE FIXED ACCOUNT

On the contract issue date, the dollar amount of each annuity payment is fixed, based on:

•	the amount of your premium

•	whether the contract is a One-Life, Two-Life or Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the annuitant and any second annuitant, as applicable

•	the interest rates then in effect

•	the income option selected, in the case of the Two-Life Annuity, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the annuitant’s death). The amount of each annuity payment from the fixed account does not change as a result of the investment experience of any variable investment account.

PAYMENTS FROM THE VARIABLE INVESTMENT ACCOUNTS

The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units you purchase is determined on the contract issue date. (If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of annuity units you purchase will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the issue date of your contract.) Annuity unit values are calculated as of each Valuation Day based primarily on the net investment results of the funds underlying the particular investment account. For the formulas used to determine annuity unit values, see the SAI.

Your initial annuity payments will be determined based on:

•	the amount of your premium

•	whether the contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity

Single Premium Immediate Annuities ■ Prospectus	13

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the annuitant and any second annuitant, as applicable

•	in the case of the Two-Life Annuity, the income option selected

•	an assumed annual investment return of 4%, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Over the life of the contract, payments will go up or down based on the investment experience of the funds underlying the variable investment accounts relative to the 4% assumed annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of income change method). In general, your payments will increase if the performance of the variable investment account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, the amount of payments from the variable investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (from the day following the last Valuation Day in March of the prior year through the last Valuation day in March of the current year). Under the monthly income change method, payments from the variable investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a Business Day, the prior Business Day).

For a more complete discussion of how we determine the amount of variable annuity payments, see “Calculating Variable Annuity Payments” and the SAI.

CONTRACT OPTIONS

At the current time, you may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these contracts uses a different method to determine the duration of annuity income payments. The total value of annuity payments made to you (or your beneficiary) may be less than the premium you paid depending on the duration of your contract.

•

One-Life Annuity. This option pays you or your beneficiary income as long as the annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the annuitant dies before it’s over, annuity income payments will continue to you or your beneficiary until the end of the period. The guaranteed period may be limited by applicable tax laws. If you do not elect a guaranteed period, all annuity income payments end when the annuitant dies—so that it’s possible for you to receive only one payment if the annuitant dies before the second payment is made, two payments if the annuitant dies before the third payment is made, etc.

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•

Two-Life Annuity. This option pays income to you or your beneficiary as long as the annuitant or second annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period may be limited by applicable tax laws. There are three types of income options under the Two-Life Annuity, all available with or without a guaranteed period—Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

•

Fixed-Period Annuity. This option pays you or your beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you’ve chosen, payments stop. The period you choose may be limited by applicable tax laws.

CHANGING INVESTMENT ACCOUNTS AND INCOME CHANGE METHODS

You will be able to “transfer” all or part of the future annuity payments one time in each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments over a five-year period. Once income has been transferred from the fixed account to a variable investment account it cannot be transferred back to the fixed account. You may not transfer payments from the fixed account to the variable investment accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment.

We’ll process your transfer as of the Business Day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future Business Day, or the last calendar day of the current or any future month, even if it’s not a Business Day. Transfers under the annual income change method will affect your annuity payments beginning on the May 1 following the March 31 (or, if March 31 is not a Valuation Day, the immediately preceding Valuation Day) which is on or after the effective date of the transfer. Transfers under the monthly income change method and all transfers into or out of the fixed account will affect your annuity payments beginning with the first payment due after the monthly payment Valuation Day that is on or after the transfer date. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, during the period in which any portion of your premium is temporarily held in the general account, no transfers may be made. For more on how we calculate transfer amounts, see “Calculating Variable Annuity Payments.”

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You can switch between the annual and monthly income change methods at any time, but only once a year, and the switch will go into effect on March 31 (or, if March 31 is not a Valuation Day, the immediately preceding Valuation Day).

To request a transfer or to switch your income change method, call our Insurance Planning Center, toll-free at 877 825-4011, or write to TIAA-CREF

Life’s home office at 730 Third Avenue, New York 10017-3206. Please note that telephone transactions may not always be available.

TRANSFER POLICIES REGARDING MARKET TIMING AND EXCESSIVE TRADING

Variable annuity contract owners could try to profit from transferring money back and forth among investment accounts in an effort to “time” the market or for other reasons. As money is shifted in and out of these accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities.

In addition, excessive trading can interfere with efficient portfolio management and cause dilution, if traders are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies may be increased for funds invested primarily in foreign securities. These costs are borne by all contract owners, including long-term investors who do not generate the costs. The contract is not intended for market timing or frequent trading.

Under this SPIA contract, market timing is unlikely, due to the nature of the contract and its transfer limitations. In particular, transfers of all or part of the future annuity income payable are available only one time each calendar quarter from each variable investment account to another variable investment account or to the fixed account. Transfers of the present value of future amounts payable from the fixed account to any of the variable investment accounts are available only one time in a calendar year, with certain conditions.

The TIAA-CREF Life Funds may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The TIAA-CREF Life Funds prospectus describes any such policies and procedures. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the TIAA-CREF Life Funds. However, we have entered into a written agreement, as required by SEC regulation, with the principal underwriter of the TIAA-CREF Life Funds that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

We seek to apply our transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The contract is not

16	Prospectus ■ Single Premium Immediate Annuities

appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

RECEIVING A LUMP-SUM PAYMENT

You or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the annuitant(s) dies during the guaranteed period, or (ii) under a Fixed-Period Annuity from the variable investment accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of annuitant(s), or if the annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump-sum payment from the fixed account is only available to your beneficiaries after your death.)

The commuted value will be less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. The effective date of the calculation of the commuted value is the Business Day on which we receive the request for a commuted value, in a form acceptable to us. You can also defer the effective date to a future Business Day acceptable to us.

A lump-sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59 1/2. (See “Federal Income Taxes.”)

DEATH OF THE CONTRACTOWNER

If you (the owner) die, your designated beneficiar(y)(ies) or, if none, the person chosen as the annuitant or second annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving beneficiary and the annuitant and second annuitant, if any, has died before the end of a guaranteed period, the commuted value of any payments remaining due will be paid in one sum to your estate.

If your spouse (as defined under Federal law) is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. The right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore, the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

When you fill out an application for a contract, you can name one or more beneficiaries or contingent beneficiaries. You can change your beneficiary at any time. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal adviser.

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CALCULATING VARIABLE ANNUITY PAYMENTS

The amount of each variable annuity payment from each investment account is equal to the number of annuity units payable multiplied by the then-current value of one annuity unit for the variable investment account and income change method you chose.

Determining the Number of Annuity Units Payable. The number of annuity units you purchase under the contract is derived by dividing the portion of the premium (net of any premium taxes) you allocated to a particular investment account and income change method by the product of the annuity unit value for that investment account and income change method, and an annuity factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.

The number of annuity units for each variable investment account and income change method under a contract is generally determined on the contract issue date and remains fixed unless there is a “transfer” of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of annuity units payable from each variable investment account will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts. See “Temporary Investment in the General Account.”

Computing Annuity Unit Values. The annuity unit value for each investment account is calculated separately for each income change method for each Business Day and, as of the date of this prospectus, for the last calendar day of each month (which could fall on a weekend or holiday, and thus on a day that is not a Business Day). Beginning in or around the fourth quarter of 2011, we anticipate that, subject to any necessary approvals, such annuity unit valuations will occur only on Business Days, and thus the last calendar day of each month will not be a Valuation Day unless it falls on a Business Day. If the last calendar day of a month does not fall on a Business Day, the last valuation day for such months shall be deemed to be the last Business Day of the month. The annuity unit value for each income change method is

18	Prospectus ■ Single Premium Immediate Annuities

determined by updating the annuity unit value from the previous Valuation Day to reflect the net investment performance of the account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last Valuation Day in March. For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment Valuation Day of each month for the payment due on the first of the following month.

TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

For the more detailed formula we use for determining annuity unit values, see the SAI.

THE VARIABLE INVESTMENT ACCOUNTS

THE UNDERLYING FUNDS

You may allocate any portion of the premium to the separate account, which currently has eight subaccounts, or variable investment accounts. These variable investment accounts invest in shares of the funds of the TIAA-CREF Life Funds. TIAA-CREF Life Funds is an open-end management investment company that was organized as a statutory trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten funds but may add other funds in the future.

Note that not all of the ten funds described in the prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the funds listed below.

The funds available under your contract are:

Active Equity Funds:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

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The Growth & Income Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary.

The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the risks of investing in the funds, are described fully in their prospectus and SAI. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 825-0411, or by accessing our internet website at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

TEMPORARY INVESTMENT IN THE GENERAL ACCOUNT

If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island,

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South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the TIAA-CREF Life general account until seven days plus the number of days in the free look period applicable in your state have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%. Your first payment may not reflect participation in the variable investment accounts.

THE CONTRACT CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each Valuation Day from the assets of each variable investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each investment account. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60% of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time, we will provide at least three months’ notice before any raise.

Administrative Expense Charge. This charge is for administration and operations, such as allocating the premium and administering the contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contracts. The current daily deduction is equal to 0.40% of net assets annually.

TIAA-CREF Life’s mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for

Single Premium Immediate Annuities ■ Prospectus	21

operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover TIAA-CREF Life’s costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Each investment account purchases shares of the corresponding fund at net asset value. Certain deductions and expenses of the TIAA-CREF Life Funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for a fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds.

Fund expenses are not fixed or specified under the terms of the contract and may change periodically. For more information on fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premium. The contracts do not provide for charges or other deductions from the premium.

Premium Taxes. Currently, residents of several states may be subject to premium taxes on their contract. We will deduct any charges for premium taxes from your premium before it’s applied to provide annuity payments. State premium taxes currently range from 1.00 percent to 3.50 percent of premium payments.

FEDERAL INCOME TAXES

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information). The following discussion is general in nature and is not intended as tax advice. It is based on our understanding of current federal income tax law, and is subject to change. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. For complete information on your personal tax situation, check with a qualified tax adviser.

NON-NATURAL PERSONS

If a non-natural person (e.g., a corporation or a trust) owns a Contract, the taxpayer generally must include in income any increase in the excess of the

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account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

TAXATION OF ANNUITY PAYMENTS

Generally, the annuity payments from a nonqualified annuity contract include both a return of premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

Currently capital gains tax rates are not applicable to annuities.

If, after the contract issue date, annuity payments stop because an annuitant died, any premium that has not been recovered is generally allowable as a deduction for your last taxable year.

Transferring, assigning, pledging, or exchanging a Contract, designating an annuitant, payee, or other beneficiary who is not the owner, or the selection of certain maturity dates may have adverse tax consequences including treatment as a distribution. An owner contemplating any such actions should consult a tax advisor.

RECEIVING LUMP SUMS

The Internal Revenue Service currently takes the position that any lump-sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump-sum payment from your contract. See “Receiving a Lump-sum Payment”.

The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump-sum payment from certain distributions from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump-sum payments will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with exceptions enumerated above. You should consult a tax advisor with regard to exceptions from the penalty tax.

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TAXATION UPON DEATH

Amounts may be distributed from the contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as other lump-sum distributions; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or annuitant’s death. That is, the “investment in the contract” remains generally the total premium payments, less amounts received, which were not includable in gross income.

MEDICARE TAX

Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

POSSIBLE TAX CHANGES

Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract. We also have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

MULTIPLE CONTRACTS

All nonqualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

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POSSIBLE CHARGE FOR TIAA-CREF LIFE’S TAXES

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes—see “Other Charges and Expenses”), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

OTHER TAX ISSUES

Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-skipping transfer tax. Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer tax exemption to $5,000,000 and reduces the generation-skipping transfer tax rate to 35%. Commencing in 2012 , these exemption amounts will be indexed for inflation.

The estate, gift, and generation-skipping transfer provisions of the 2010 Act are only effective until December 31, 2012; thereafter, after which the provisions will sunset, and the federal estate, gift and generation-skipping transfer taxes will return to their pre-2001 levels, resulting in significantly

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lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Annuity purchases by residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

OTHER INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie

26	Prospectus ■ Single Premium Immediate Annuities

Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management

THE SEPARATE ACCOUNT

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account currently has eight subaccounts, or variable investment accounts, which invest in shares of the funds of the TIAA-CREF Life Funds.

THE FIXED ACCOUNT

This prospectus is designed to provide information mainly about the variable investment accounts. Following is a brief description of the fixed account. Amounts allocated to the fixed account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the investment accounts) or in any other TIAA-CREF Life separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For details about the fixed account, see your contract. Any amounts in the fixed account are subject to our financial strength and claims-paying ability.

Single Premium Immediate Annuities ■ Prospectus	27

DISTRIBUTING THE CONTRACTS

We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

The contracts are offered by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of Financial Industry Regulatory Authority. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS is considered the “principal underwriter” for interests in the contract. Anyone distributing a contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid to TPIS or any other entity in connection with the distribution of the contracts.

LEGAL PROCEEDINGS

Neither the separate account, TIAA-CREF Life nor TPIS is involved in any legal action that we consider material to the separate account.

DELAY OF PAYMENTS

We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners. In addition, transfers of accounts from and within the fixed and variable investment accounts may be deferred under these circumstances.

If, pursuant to Securities and Exchange Commission rules, the TIAA-CREF Life Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer or annuity payment from the TIAA-CREF Life Money Market Sub-Account until the Fund is liquidated.

If a check has been submitted as the premium, we have the right to defer any payments until the check has been honored.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you have the right to instruct us how to vote the shares supporting your contract.

28	Prospectus ■ Single Premium Immediate Annuities

If we don’t receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding contracts. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

The number of votes that a contractowner has the right to instruct are calculated separately for each variable investment account, and include fractional votes. The contractowner has a voting interest in each investment account from which variable annuity payments are made. The number of votes you have is calculated based on the amounts to be paid from each variable investment account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING FUNDS; ADDING OR DELETING CONTRACT OPTIONS OR INCOME METHODS

We can add new investment accounts in the future that would invest in other funds. We don’t guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one fund for another with the same or different fees and charges, combine accounts or investment portfolios, liquidate the investment accounts or add, delete or stop providing contracts for use with any investment account. We can also stop or start providing certain contract options or income options under either the annual or monthly income change methods from current or future investment accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to any required NYID, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

GENERAL MATTERS

FINANCIAL CONDITION OF TIAA-CREF LIFE

The benefits under your Contract are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. It is important that you understand how your Contract works and how our ability to meet our obligations affects your Contract. Payment of your Contract benefits is not guaranteed and depends upon certain factors discussed below.

Single Premium Immediate Annuities ■ Prospectus	29

Assets in the Separate Account. You assume all of the investment risk for Accumulation Value allocated to the Investment Accounts. Your Accumulation Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Accumulation Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our general account. With very limited exceptions, all assets in the Separate Account attributable to your Accumulation Value and that of all other Contractowners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See “SEPARATE ACCOUNT.”

Assets in the General Account. Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims- paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, such as market value adjusted annuities, and we also pay our obligations under these products from the assets in our General Account. These General Account products are subject to our claims-paying ability. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the Contract would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements a specified amount of reserves in order to meet the contractual obligations to pay the claims of our contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts required under state law to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

30	Prospectus ■ Single Premium Immediate Annuities

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (“SAI”). For information on how to obtain a copy of the SAI, see the cover page of this Prospectus.

CONTACTING TIAA-CREF LIFE

All notices, forms, requests, or payments must be sent to TIAA-CREF Life’s home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 877 825-0411.

CUSTOMER COMPLAINTS

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 877 825-0411.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 877 825-0411, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 825-0411, or write us.

Single Premium Immediate Annuities ■ Prospectus	31

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

32	Prospectus ■ Single Premium Immediate Annuities

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Calculating Annuity Unit Values

B-2	Tax Status of the Contracts

B-3	Statements and Reports

B-3	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-4	Additional Information

B-4	Financial Statements

B-5	Index to Financial Statements

Single Premium Immediate Annuities ■ Prospectus	33

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34	Prospectus ■ Single Premium Immediate Annuities

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The table shows per accumulation unit data and total returns for the Growth Equity, Growth & Income, International Equity, Large-Cap Value, Small-Cap Equity, Stock Index, Social Choice Equity, and Real Estate Securities variable investment accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

Single Premium Immediate Annuities ■ Prospectus	35

CONDENSED FINANCIAL INFORMATION

continued

	Growth Equity Investment Sub-Account
	For the Years Ended December 31,
	2010		2009		2008		2007		2006		2005		2004		2003		2002		2001
ACCUMULATION UNIT VALUE:
Beginning of period	$14.52		$10.78		$18.30		$15.12		$14.41		$13.75		$13.00		$10.18		$14.59		$18.98
End of period	$16.37		$14.52		$10.78		$18.30		$15.12		$14.41		$13.75		$13.00		$10.18		$14.59

TOTAL RETURN(f)	12.74%		34.66%		(41.05)%		21.03%		4.98%		4.80%		5.75%		27.71%		(30.22)%		(23.12)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.47%		0.30%		0.30%
Investment income (loss)	0.47	%(d)	0.93	%(d)	0.87	%(d)	0.82	%(d)	0.76	%(c)	0.65	%(c)	0.89	%(c)	1.27	%(c)	0.60	%(c)	0.38	%(c)
Thousands of Accumulation Units outstanding at end of period	1,450		1,609		1,554		1,683		1,513		1,733		1,848		2,119		1,950		1,587
Net assets at end of period (in thousands)	$24,804		$24,282		$17,451		$31,942		$23,582		$25,602		$26,002		$27,938		$19,979		$23,151
(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Fund.

(c)	Prior to 2007, Investment Income included capital gains distributions.

(d)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(e)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(f)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual total returns are not within the ranges presented.

36	Prospectus ■ Single Premium Immediate Annuities

CONDENSED FINANCIAL INFORMATION

continued

	Growth & Income Investment Sub-Account
	For the Years Ended December 31,
	2010		2009		2008		2007		2006		2005		2004		2003		2002		2001
ACCUMULATION UNIT VALUE:
Beginning of period	$25.56		$20.13		$31.05		$26.31		$22.66		$21.39		$19.57		$15.55		$20.52		$23.69
End of period	$28.82		$25.56		$20.13		$31.05		$26.31		$22.66		$21.39		$19.57		$15.55		$20.52

TOTAL RETURN(f)	12.73%		27.00%		(35.16)%		18.02%		16.15%		5.93%		9.28%		25.81%		(24.20)%		(13.39)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.47%		0.30%		0.30%
Investment income	1.29	%(d)	1.74	%(d)	1.70	%(d)	1.54	%(d)	1.59	%(c)	1.35	%(c)	1.62	%(c)	2.04	%(c)	1.27	%(c)	1.22	%(c)
Thousands of Accumulation Units outstanding at end of period	1,342		1,406		1,506		1,634		1,485		1,553		1,639		1,653		1,278		1,017
Net assets at end of period (in thousands)	$40,422		$37,317		$31,512		$52,889		$40,516		$36,489		$35,832		$32,820		$20,075		$20,869

Single Premium Immediate Annuities ■ Prospectus	37

CONDENSED FINANCIAL INFORMATION

continued

	International Equity Investment Sub-Account
	For the Years Ended December 31,
	2010		2009		2008		2007		2006		2005		2004		2003		2002		2001
ACCUMULATION UNIT VALUE:
Beginning of period	$20.80		$15.88		$31.95		$26.94		$20.85		$18.24		$15.59		$11.10		$13.01		$17.13
End of period	$24.74		$20.80		$15.88		$31.95		$26.94		$20.85		$18.24		$15.59		$11.10		$13.01

TOTAL RETURN(f)	18.92%		30.96%		(50.29)%		18.60%		29.17%		14.32%		17.01%		40.41%		(14.68)%		(24.04)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.47%		0.30%		0.30%
Investment income	1.28	%(d)	3.77	%(d)	0.04	%(d)	2.03	%(d)	1.78	%(c)	1.81	%(c)	2.17	%(c)	2.36	%(c)	2.64	%(c)	1.47	%(c)
Thousands of Accumulation Units outstanding at end of period	1,618		1,822		1,966		2,569		2,203		1,840		1,572		1,290		1,013		669
Net assets at end of period (in thousands)	$41,512		$38,962		$32,107		$83,930		$60,301		$39,020		$29,078		$20,361		$11,290		$8,703

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CONDENSED FINANCIAL INFORMATION

continued

	Large-Cap Value Investment Sub-Account
	For the Years Ended December 31,																For the Period September 4, 2002 (commencement of operations) to Dec. 31, 2002(a)
	2010		2009		2008		2007		2006		2005		2004		2003
ACCUMULATION UNIT VALUE:
Beginning of period	$38.71		$29.63		$50.28		$50.12		$41.47		$39.76		$33.13		$24.98		$25.00
Ending of period	$45.55		$38.71		$29.63		$50.28		$50.12		$41.47		$39.76		$33.13		$24.98

TOTAL RETURN(f)	17.65%		30.68%		(41.07)%		0.31%		20.85%		4.31%		20.03%		32.62%		(0.09)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.55%		0.10%
Investment income	1.56	%(d)	1.96	%(d)	1.49	%(d)	1.90	%(d)	9.24	%(c)	8.18	%(c)	19.92	%(c)	13.19	%(c)	0.92	%(c)
Thousands of Accumulation Units outstanding at end of period	354		383		384		491		503		443		406		194		7
Net assets at end of period (in thousands)	$17,099		$15,557		$11,969		$25,979		$25,759		$18,800		$16,615		$6,581		$173

Single Premium Immediate Annuities ■ Prospectus	39

CONDENSED FINANCIAL INFORMATION

continued

	Small-Cap Equity Investment Sub-Account
	For the Years Ended December 31,															For the Period September 4, 2002 (commencement of operations) to Dec. 31, 2002(a)
	2010		2009		2008		2007	2006		2005		2004		2003
ACCUMULATION UNIT VALUE:
Beginning of period	$42.57		$33.53		$49.89		$53.17	$45.39		$43.67		$36.67		$24.73		$25.00
Ending of period	$53.98		$42.57		$33.53		$49.89	$53.17		$45.39		$43.67		$36.67		$24.73

TOTAL RETURN(f)	26.78%		26.99%		(32.79)%		(6.17)%	17.13%		3.94%		19.11%		48.26%		(1.08)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%	0.60%		0.60%		0.60%		0.57%		0.10%
Investment income	0.83	%(d)	1.39	%(d)	1.51	%(d)	1.38 (d)	9.56	%(c)	14.65	%(c)	17.94	%(c)	29.18	%(c)	0.95	%(c)
Thousands of Accumulation Units outstanding at end of period	317		277		309		333	409		388		415		328		10
Net assets at end of period (in thousands)	$17,661		$12,166		$10,653		$17,330	$22,291		$18,045		$18,452		$12,208		$241

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CONDENSED FINANCIAL INFORMATION

continued

	Stock Index Investment Sub-Account
	For the Years Ended December 31,
	2010		2009		2008		2007		2006		2005		2004		2003		2002		2001
ACCUMULATION UNIT VALUE:
Beginning of period	$29.50		$23.12		$36.95		$35.35		$30.76		$29.18		$26.24		$20.14		$25.70		$29.12
End of period	$34.24		$29.50		$23.12		$36.95		$35.35		$30.76		$29.18		$26.24		$20.14		$25.70

TOTAL RETURN(f)	16.09%		27.59%		(37.44)%		4.53%		14.92%		5.41%		11.22%		30.26%		(21.64)%		(11.72)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.47%		0.30%		0.30%
Investment income	1.81	%(d)	2.01	%(d)	1.84	%(d)	1.80	%(d)	2.66	%(c)	1.69	%(c)	1.86	%(c)	4.01	%(c)	1.84	%(c)	1.03	%(c)
Thousands of Accumulation Units outstanding at end of period	3,362		3,518		3,672		3,915		4,056		4,303		4,449		4,397		3,363		2,667
Net assets at end of period (in thousands)	$120,888		$107,829		$88,233		$150,569		$147,889		$136,162		$132,964		$117,326		$68,585		$68,574

Single Premium Immediate Annuities ■ Prospectus	41

CONDENSED FINANCIAL INFORMATION

continued

	Social Choice Equity Investment Sub-Account
	For the Years Ended December 31,
	2010		2009		2008		2007		2006		2005		2004		2003		2002		2001
ACCUMULATION UNIT VALUE:
Beginning of period	$25.40		$19.28		$30.34		$29.28		$25.70		$24.13		$21.60		$16.69		$21.11		$24.29
End of period	$29.29		$25.40		$19.28		$30.34		$29.28		$25.70		$24.13		$21.60		$16.69		$21.11

TOTAL RETURN(f)	15.32%		31.73%		(36.45)%		3.62%		13.95%		6.47%		11.71%		29.44%		(20.92)%		(13.11)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.48%		0.30%		0.30%
Investment income	1.85	%(d)	2.22	%(d)	1.35	%(d)	1.79	%(d)	2.25	%(c)	1.61	%(c)	1.88	%(c)	2.18	%(c)	1.81	%(c)	1.47	%(c)
Thousands of Accumulation Units outstanding at end of period	487		521		555		594		619		682		639		586		352		196
Net assets at end of period (in thousands)	$14,877		$13,691		$11,103		$18,828		$18,655		$17,928		$15,490		$12,696		$5,875		$4,141

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CONDENSED FINANCIAL INFORMATION

concluded

	Real Estate Securities Investment Sub-Account
	For the Years Ended December 31,																For the Period September 4, 2002 (commencement of operations) to Dec. 31, 2002(a)
	2010		2009		2008		2007		2006		2005		2004		2003
ACCUMULATION UNIT VALUE:
Beginning of period	$41.25		$33.17		$54.07		$64.84		$48.67		$45.67		$34.55		$24.81		$25.00
Ending of period	$53.79		$41.25		$33.17		$54.07		$64.84		$48.67		$45.67		$34.55		$24.81

TOTAL RETURN(f)	30.38%		24.36%		(38.64)%		(16.61)%		33.24%		6.56%		32.18%		39.24%		(0.74)%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(e)	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.60%		0.55%		0.10%
Investment income	2.36	%(d)	4.13	%(d)	4.26	%(d)	2.76	%(d)	10.27	%(c)	15.47	%(c)	22.68	%(c)	3.42	%(c)	2.98	%(c)
Thousands of Accumulation Units outstanding at end of period	366		341		376		453		681		611		613		403		14
Net assets at end of period (in thousands)	$20,662		$14,857		$13,218		$26,024		$45,401		$30,623		$28,643		$14,151		$347

Single Premium Immediate Annuities ■ Prospectus	43

STATEMENT OF ADDITIONAL INFORMATION

SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACTS

Funded through

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

and

TIAA-CREF LIFE INSURANCE COMPANY

MAY 1, 2011

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2011 (the “Prospectus”), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 825-0411. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

TABLE OF CONTENTS

B-2	Calculating Annuity Unit Values
B-2	Tax Status of the Contract
B-3	Statements and Reports
B-3	General Matters
B-3	State Regulation

B-3	Legal Matters
B-3	Experts
B-4	Additional Information
B-4	Financial Statements
B-5	Index to Financial Statements

CALCULATING ANNUITY UNIT VALUES

Separate annuity unit values are maintained for annuity units payable from each investment account under each income change method. The values are calculated as of each valuation day. Annuity unit values for an income change method are determined by multiplying each account’s annuity unit value at the end of the previous valuation day by that account’s net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that income change method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an income change method, and those who start or stop receiving annuity income under that income change method between the two dates.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day. An investment account’s gross investment factor equals A divided by B, as follows:

A equals	i.	the net asset value of the shares in the fund(s) held by the account as of the end of the valuation day, excluding the net effect of contractholders’ transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day; plus
	ii.	investment income and capital gains distributed to the account; less
	iii.	any amount paid and/or reserved for tax liability resulting from the operation of the account since the previous valuation day.
B equals		the value of the shares in the fund(s) held by the account as of the end of the prior valuation day, including the net effect of contractowners’ transactions made during the prior valuation day.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a non-qualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required Distributions. All payments upon the death of a contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, as defined in the Code. If your spouse (as defined under Federal law) is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

B-2	Statement of Additional Information ■ Single Premium Immediate Annuities

STATEMENTS AND REPORTS

You will receive a confirmation statement when you remit your premium, or make a “transfer” to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

GENERAL MATTERS

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

FINANCIAL SUPPORT AGREEMENT

The contracts are issued by TIAA-CREF Life. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA).

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any contract owner of TIAA-CREF Life with recourse to TIAA.

MANAGEMENT RELATED SERVICE CONTRACTS

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account. TIAA-CREF Life, on behalf of the separate account, has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the separate account.

STATE REGULATION

TIAA-CREF Life and the separate account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of other states and jurisdictions. TIAA-CREF Life and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by Meredith Kornreich General Counsel of TIAA-CREF Life.

EXPERTS

The statements of assets and liabilities of TIAA-CREF Life Separate Account VA-1 as of December 31, 2010, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of TIAA CREF Life as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The Teachers Insurance and Annuity Association of America’s Statutory-Basis Financial Statements as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010, included in this prospectus, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PwC is 300 Madison Avenue, New York, NY 10017-6204.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-3

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS

Audited financial statements of the separate account and TIAA-CREF Life, and Teachers Insurance and Annuity Association of America (TIAA) follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA-CREF Life. They should not be considered as bearing on the ability of TIAA-CREF Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-4	Statement of Additional Information ■ Single Premium Immediate Annuities

INDEX TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
Audited Financial Statements For the Fiscal Year Ended December 31, 2010:
B-6	Report of Independent Registered Public Accounting Firm
B-7	Statements of Assets and Liabilities
B-7	Statements of Operations
B-17	Statements of Changes in Net Assets
B-41	Notes to Financial Statements

Single Premium Immediate Annuities ■ Statement of Additional Information	B-5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners of TIAA-CREF Life Separate Account VA-1 and

the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of TIAA-CREF Life Separate Account VA-1 at December 31, 2010, the results of its operations for the year then ended and the changes in its net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of TIAA-CREF Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of fund shares at December 31, 2010 with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2011

B-6	Statement of Additional Information ■ Single Premium Immediate Annuities

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2010

	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account	TIAA-CREF Life Large-Cap Value Sub-Account

ASSETS
Portfolio investments, at cost	$68,247,780	$30,876,437	$49,133,874	$88,946,431	$37,158,195
Shares held in corresponding Funds	2,740,103	2,217,755	2,128,948	4,707,990	1,432,046
Portfolio investments, at value	$68,173,770	$35,506,264	$55,501,686	$81,165,750	$38,593,627
Total assets	68,173,770	35,506,264	55,501,686	81,165,750	38,593,627

NET ASSETS
Accumulation fund	$68,173,770	$34,430,830	$53,748,425	$79,676,139	$37,603,402
Annuity fund	—	1,075,434	1,753,261	1,489,611	990,225

Net assets	$68,173,770	$35,506,264	$55,501,686	$81,165,750	$38,593,627

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$—	$16.37	$28.81	$24.74	$45.55
Lifetime Variable Select Annuity	32.76	16.38	28.80	24.74	45.56

Intelligent Variable Annuity
Band 1	32.86	16.43	28.89	24.80	45.67
Band 2	33.01	16.50	29.03	24.92	45.89
Band 3	33.11	16.55	29.11	24.99	46.03
Band 4	—	—	—	—	—
Band 5	32.76	16.38	28.80	24.73	45.53
Band 6	32.91	16.45	28.94	24.84	45.74
Band 7	33.01	16.50	29.03	24.92	45.89

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account	TIAA-CREF Life Large-Cap Value Sub-Account

INVESTMENT INCOME
Dividends	$2,391,825	$159,338	$670,387	$956,186	$556,025

EXPENSES
Administrative expenses	107,636	64,027	101,477	128,162	65,705
Mortality and expense risk charges	213,420	128,350	202,828	254,012	130,292
Total expenses	321,056	192,377	304,305	382,174	195,997
Net investment income (loss)	2,070,769	(33,039)	366,082	574,012	360,028

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	879,239	1,693,750	1,008,815	(6,514,875)	(3,093,364)
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	879,239	1,693,750	1,008,815	(6,514,875)	(3,093,364)
Net change in unrealized appreciation (depreciation) on investments	719,059	2,359,046	4,894,907	18,639,644	8,384,711
Net realized and unrealized gain (loss) on investments	1,598,298	4,052,796	5,903,722	12,124,769	5,291,347
Net increase (decrease) in net assets resulting from operations	$3,669,067	$4,019,757	$6,269,804	$12,698,781	$5,651,375

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-7

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2010

	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account	TIAA-CREF Life Stock Index Sub-Account

ASSETS
Portfolio investments, at cost	$55,889,086	$40,200,569	$30,475,970	$20,927,899	$152,758,686
Shares held in corresponding Funds	55,889,086	1,665,308	1,204,745	891,913	6,071,812
Portfolio investments, at value	$55,889,086	$39,417,838	$34,648,472	$22,360,258	$170,557,206
Total assets	55,889,086	39,417,838	34,648,472	22,360,258	170,557,206

NET ASSETS
Accumulation fund	$55,889,086	$38,463,863	$34,088,709	$21,733,356	$164,800,383
Annuity fund	—	953,975	559,763	626,902	5,756,823

Net assets	$55,889,086	$39,417,838	$34,648,472	$22,360,258	$170,557,206

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$—	$53.79	$53.98	$29.29	$34.24
Lifetime Variable Select Annuity	11.52	53.82	54.01	29.40	34.23

Intelligent Variable Annuity
Band 1	11.56	53.95	54.13	29.36	34.34
Band 2	11.61	54.20	54.38	29.50	34.50
Band 3	11.65	54.36	54.55	29.59	34.60
Band 4	—	—	—	—	—
Band 5	11.52	53.78	53.97	29.27	34.23
Band 6	11.58	54.03	54.22	29.41	34.39
Band 7	11.61	54.20	54.38	—	34.50

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account	TIAA-CREF Life Stock Index Sub-Account

INVESTMENT INCOME
Dividends	$74,178	$781,921	$226,026	$386,522	$2,809,369

EXPENSES
Administrative expenses	100,926	63,412	52,841	40,462	287,119
Mortality and expense risk charges	205,778	126,778	105,395	81,003	572,344
Total expenses	306,704	190,190	158,236	121,465	859,463
Net investment income (loss)	(232,526)	591,731	67,790	265,057	1,949,906

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	—	(3,710,064)	(1,305,025)	165,557	3,236,362
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	—	(3,710,064)	(1,305,025)	165,557	3,236,362
Net change in unrealized appreciation (depreciation) on investments	—	11,656,620	7,928,443	2,532,306	18,184,790
Net realized and unrealized gain (loss) on investments	—	7,946,556	6,623,418	2,697,863	21,421,152
Net increase (decrease) in net assets resulting from operations	$(232,526)	$8,538,287	$6,691,208	$2,962,920	$23,371,058

B-8	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Trust Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Trust International Equity Flex III Sub-Account	Credit Suisse Trust U.S. Equity Flex I Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account

ASSETS
Portfolio investments, at cost	$2,992,093	$1,353,740	$244,593	$84,210	$7,338,214
Shares held in corresponding Funds	239,535	172,588	40,580	6,170	672,921
Portfolio investments, at value	$3,324,752	$1,449,737	$266,612	$87,922	$7,590,550
Total assets	3,324,752	1,449,737	266,612	87,922	7,590,550

NET ASSETS
Accumulation fund	$3,324,752	$1,449,737	$266,612	$87,922	$7,590,550
Annuity fund	—	—	—	—	—

Net assets	$3,324,752	$1,449,737	$266,612	$87,922	$7,590,550

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$—	$—	$—	$—	$—
Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity
Band 1	16.29	10.63	10.92	14.22	13.18
Band 2	16.37	10.68	10.97	14.28	13.24
Band 3	16.42	10.71	11.01	14.33	13.28
Band 4	—	—	—	—	—
Band 5	16.24	10.60	10.89	14.17	13.14
Band 6	16.32	10.64	10.94	14.24	13.20
Band 7	16.37	10.68	10.97	14.28	13.24

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Trust Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Trust International Equity Flex III Sub-Account	Credit Suisse Trust U.S. Equity Flex I Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account

INVESTMENT INCOME
Dividends	$38,009	$85,809	$248	$141	$229,758

EXPENSES
Administrative expenses	3,033	1,748	361	267	7,538
Mortality and expense risk charges	4,931	3,190	664	424	13,940
Total expenses	7,964	4,938	1,025	691	21,478
Net investment income (loss)	30,045	80,871	(777)	(550)	208,280

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	134,844	(6,006)	5,571	21,987	203,351
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	134,844	(6,006)	5,571	21,987	203,351
Net change in unrealized appreciation (depreciation) on investments	98,421	111,093	19,401	(18,231)	(43,592)
Net realized and unrealized gain (loss) on investments	233,265	105,087	24,972	3,756	159,759
Net increase (decrease) in net assets resulting from operations	$263,310	$185,958	$24,195	$3,206	$368,039

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-9

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2010

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value— Series-Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securites Fund— Class 1 Sub-Account

ASSETS
Portfolio investments, at cost	$5,562,063	$4,149,700	$3,655,541	$973,999	$946,884
Shares held in corresponding Funds	593,007	141,543	257,838	51,026	61,364
Portfolio investments, at value	$6,291,808	$4,523,707	$3,908,824	$1,133,285	$990,413
Total assets	6,291,808	4,523,707	3,908,824	1,133,285	990,413

NET ASSETS
Accumulation fund	$6,291,808	$4,523,707	$3,908,824	$1,133,285	$990,413
Annuity fund	—	—	—	—	—

Net assets	$6,291,808	$4,523,707	$3,908,824	$1,133,285	$990,413

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$—	$—	$—	$—	$—
Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity
Band 1	12.46	34.50	18.80	24.46	17.86
Band 2	12.51	34.66	18.88	24.57	17.94
Band 3	12.55	34.76	18.94	24.65	18.00
Band 4	—	—	—	—	—
Band 5	12.42	34.39	18.74	24.38	17.81
Band 6	12.48	34.55	18.83	24.50	17.89
Band 7	12.51	34.66	18.88	24.57	17.94

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securites Fund— Class 1 Sub-Account

INVESTMENT INCOME
Dividends	$131,327	$5,670	$171,332	$—	$13,786

EXPENSES
Administrative expenses	4,092	1,477	3,935	848	1,244
Mortality and expense risk charges	7,162	2,717	6,367	1,589	1,868
Total expenses	11,254	4,194	10,302	2,437	3,112
Net investment income (loss)	120,073	1,476	161,030	(2,437)	10,674

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	117,594	161,400	64,701	113,569	43,740
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	117,594	161,400	64,701	113,569	43,740
Net change in unrealized appreciation (depreciation) on investments	230,812	231,998	125,331	81,080	31,870
Net realized and unrealized gain (loss) on investments	348,406	393,398	190,032	194,649	75,610
Net increase (decrease) in net assets resulting from operations	$468,479	$394,874	$351,062	$192,212	$86,284

B-10	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	ING Clarion Global Real Estate Portfolio— Class I Sub-Account	Janus Aspen Forty Portfolio—Institutional Shares Sub-Account	Janus Aspen Overseas Portfolio—Institutional Shares Sub-Account	Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account

ASSETS
Portfolio investments, at cost	$3,684,507	$242,086	$1,917,574	$4,812,001	$2,926,060
Shares held in corresponding Funds	370,351	26,202	59,026	98,566	208,896
Portfolio investments, at value	$4,222,000	$255,468	$2,109,605	$5,627,131	$3,323,529
Total assets	4,222,000	255,468	2,109,605	5,627,131	3,323,529

NET ASSETS
Accumulation fund	$4,222,000	$255,468	$2,109,605	$5,627,131	$3,323,529
Annuity fund	—	—	—	—	—

Net assets	$4,222,000	$255,468	$2,109,605	$5,627,131	$3,323,529

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$—	$—	$—	$—	$—
Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity
Band 1	15.41	27.61	35.44	69.46	18.64
Band 2	15.48	27.64	35.61	69.78	18.72
Band 3	15.53	27.66	35.72	69.99	18.78
Band 4	—	—	—	—	—
Band 5	15.36	27.59	35.33	69.25	18.58
Band 6	15.43	27.62	35.50	69.57	18.67
Band 7	15.48	—	35.61	69.78	18.72

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	ING Clarion Global Real Estate Portfolio— Class I Sub-Account	Janus Aspen Forty Portfolio—Institutional Shares Sub-Account	Janus Aspen Overseas Portfolio—Institutional Shares Sub-Account	Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account

INVESTMENT INCOME
Dividends	$32,811	$7,297	$6,489	$28,740	$29,412

EXPENSES
Administrative expenses	2,912	93	2,109	4,646	4,457
Mortality and expense risk charges	5,517	195	3,993	9,422	8,188
Total expenses	8,429	288	6,102	14,068	12,645
Net investment income (loss)	24,382	7,009	387	14,672	16,767

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	447,441	(716)	95,521	405,940	719,568
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	447,441	(716)	95,521	405,940	719,568
Net change in unrealized appreciation (depreciation) on investments	7,456	13,382	47,173	475,385	(141,909)
Net realized and unrealized gain (loss) on investments	454,897	12,666	142,694	881,325	577,659
Net increase (decrease) in net assets resulting from operations	$479,279	$19,675	$143,081	$895,997	$594,426

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-11

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2010

	Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account	Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account

ASSETS
Portfolio investments, at cost	$585,816	$2,174,478	$3,239,541	$430,930	$519,055
Shares held in corresponding Funds	43,526	284,508	209,246	19,590	45,565
Portfolio investments, at value	$710,777	$2,244,770	$3,234,938	$483,684	$610,566
Total assets	710,777	2,244,770	3,234,938	483,684	610,566

NET ASSETS
Accumulation fund	$710,777	$2,244,770	$3,234,938	$483,684	$610,566
Annuity fund	—	—	—	—	—

Net assets	$710,777	$2,244,770	$3,234,938	$483,684	$610,566

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$—	$—	$—	$—	$—
Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity
Band 1	16.19	11.94	16.70	24.48	14.96
Band 2	16.27	12.00	16.78	24.59	15.03
Band 3	16.32	12.03	16.83	—	15.08
Band 4	—	—	—	—	—
Band 5	16.14	11.90	16.65	24.40	14.92
Band 6	16.22	11.96	16.73	24.51	14.99
Band 7	—	12.00	16.78	24.59	15.03

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account	Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account

INVESTMENT INCOME
Dividends	$877	$178,729	$—	$216	$5,793

EXPENSES
Administrative expenses	586	2,637	172	282	795
Mortality and expense risk charges	1,054	4,521	324	589	1,344
Total expenses	1,640	7,158	496	871	2,139
Net investment income (loss)	(763)	171,571	(496)	(655)	3,654

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(1,757)	415,980	18,447	8,415	71,750
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(1,757)	415,980	18,447	8,415	71,750
Net change in unrealized appreciation (depreciation) on investments	106,416	(309,612)	(11,718)	40,377	(10,472)
Net realized and unrealized gain (loss) on investments	104,659	106,368	6,729	48,792	61,278
Net increase (decrease) in net assets resulting from operations	$103,896	$277,939	$6,233	$48,137	$64,932

B-12	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	MFS Investors Growth Stock Series—Initial Class Sub-Account	MFS Utilities Series—Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio—I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account

ASSETS
Portfolio investments, at cost	$767,293	$694,443	$595,715	$542,208	$2,367,576
Shares held in corresponding Funds	78,486	29,911	57,898	42,657	214,861
Portfolio investments, at value	$864,127	$755,852	$652,507	$655,210	$2,376,360
Total assets	864,127	755,852	652,507	655,210	2,376,360

NET ASSETS
Accumulation fund	$864,127	$755,852	$652,507	$655,210	$2,376,360
Annuity fund	—	—	—	—	—

Net assets	$864,127	$755,852	$652,507	$655,210	$2,376,360

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$—	$—	$—	$—	$—
Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity
Band 1	11.53	32.09	17.58	16.01	13.98
Band 2	11.59	32.24	17.66	16.09	14.04
Band 3	11.62	32.33	17.71	16.14	14.08
Band 4	—	—	—	—	—
Band 5	11.50	31.99	17.52	15.97	13.93
Band 6	11.55	32.14	17.61	16.04	14.00
Band 7	—	32.24	—	16.09	14.04

	MFS Investors Growth Stock Series—Initial Class Sub-Account	MFS Utilities Series—Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio—I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account

INVESTMENT INCOME
Dividends	$2,626	$16,362	$3,938	$4,283	$157,547

EXPENSES
Administrative expenses	975	734	768	591	2,381
Mortality and expense risk charges	1,648	1,481	1,625	1,024	5,241
Total expenses	2,623	2,215	2,393	1,615	7,622
Net investment income (loss)	3	14,147	1,545	2,668	149,925

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	24,972	45,940	(40,396)	12,511	86,596
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	24,972	45,940	(40,396)	12,511	86,596
Net change in unrealized appreciation (depreciation) on investments	66,460	14,353	126,343	84,522	11,882
Net realized and unrealized gain (loss) on investments	91,432	60,293	85,947	97,033	98,478
Net increase (decrease) in net assets resulting from operations	$91,435	$74,440	$87,492	$99,701	$248,403

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-13

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  DECEMBER 31, 2010

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Blend Account— Class 1 Sub-Account	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account

ASSETS
Portfolio investments, at cost	$4,096,743	$17,773,671	$7,163,848	$1,018,429	$2,412,272
Shares held in corresponding Funds	306,507	1,378,397	530,525	30,146	174,141
Portfolio investments, at value	$4,134,778	$18,112,142	$7,851,766	$1,140,424	$2,666,092
Total assets	4,134,778	18,112,142	7,851,766	1,140,424	2,666,092

NET ASSETS
Accumulation fund	$4,134,778	$18,112,142	$7,851,766	$1,140,424	$2,666,092
Annuity fund	—	—	—	—	—

Net assets	$4,134,778	$18,112,142	$7,851,766	$1,140,424	$2,666,092

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$—	$—	$—	$—	$—
Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity
Band 1	16.44	14.88	17.52	16.86	17.56
Band 2	16.51	14.94	17.60	16.93	17.64
Band 3	16.56	14.99	17.66	16.99	17.69
Band 4	—	—	—	—	—
Band 5	16.39	14.83	17.47	16.80	17.50
Band 6	16.46	14.90	17.55	16.88	17.58
Band 7	16.51	14.94	17.60	16.93	17.64

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Blend Account— Class 1 Sub-Account	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account

INVESTMENT INCOME
Dividends	$107,091	$408,634	$207,658	$23,967	$—

EXPENSES
Administrative expenses	3,938	21,500	6,152	1,060	2,602
Mortality and expense risk charges	8,186	36,759	12,484	2,001	5,747
Total expenses	12,124	58,259	18,636	3,061	8,349
Net investment income (loss)	94,967	350,375	189,022	20,906	(8,349)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	91,644	476,377	174,702	83,068	206,336
Capital gain distributions	78,284	15,444	—	—	—
Net realized gain (loss)	169,928	491,821	174,702	83,068	206,336
Net change in unrealized appreciation (depreciation) on investments	66,691	246,077	500,439	99,268	447
Net realized and unrealized gain (loss) on investments	236,619	737,898	675,141	182,336	206,783
Net increase (decrease) in net assets resulting from operations	$331,586	$1,088,273	$864,163	$203,242	$198,434

B-14	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Prudential Series Fund—Natural Resources Portfolio— Class II Sub-Account	Prudential Series Fund—Value Portfolio–Class II Sub-Account	Royce Capital Fund Micro—Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small–Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account

ASSETS
Portfolio investments, at cost	$2,629,313	$4,762,743	$1,056,905	$2,757,783	$1,331,829
Shares held in corresponding Funds	67,597	312,065	110,408	308,133	41,373
Portfolio investments, at value	$3,175,688	$5,345,673	$1,344,766	$3,219,985	$1,496,035
Total assets	3,175,688	5,345,673	1,344,766	3,219,985	1,496,035

NET ASSETS
Accumulation fund	$3,175,688	$5,345,673	$1,344,766	$3,219,985	$1,496,035
Annuity fund	—	—	—	—	—

Net assets	$3,175,688	$5,345,673	$1,344,766	$3,219,985	$1,496,035

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$—	$—	$—	$—	$—
Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity
Band 1	69.75	24.49	17.18	12.20	44.14
Band 2	70.07	24.60	17.26	12.26	44.35
Band 3	70.29	24.68	17.31	12.30	44.48
Band 4	—	—	—	—	—
Band 5	69.54	24.41	17.13	12.16	44.01
Band 6	69.86	24.53	17.21	12.22	44.21
Band 7	70.07	24.60	17.26	12.26	44.35

	Prudential Series Fund—Natural Resources Portfolio— Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account

INVESTMENT INCOME
Dividends	$1,210	$11,257	$20,505	$3,280	$27,771

EXPENSES
Administrative expenses	2,457	4,591	851	2,716	1,255
Mortality and expense risk charges	4,722	9,162	1,699	5,647	2,385
Total expenses	7,179	13,753	2,550	8,363	3,640
Net investment income (loss)	(5,969)	(2,496)	17,955	(5,083)	24,131

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	207,615	295,849	70,465	181,459	183,559
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	207,615	295,849	70,465	181,459	183,559
Net change in unrealized appreciation (depreciation) on investments	321,301	307,906	140,640	275,118	33,132
Net realized and unrealized gain (loss) on investments	528,916	603,755	211,105	456,577	216,691
Net increase (decrease) in net assets resulting from operations	$522,947	$601,259	$229,060	$451,494	$240,822

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-15

STATEMENTS OF ASSETS AND LIABILITIES	concluded

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■    DECEMBER 31, 2010

	Wanger Select Sub-Account	Wanger USA Sub-Account

ASSETS
Portfolio investments, at cost	$871,634	$535,149
Shares held in corresponding Funds	37,416	20,536
Portfolio investments, at value	$1,084,678	$695,336
Total assets	1,084,678	695,336

NET ASSETS
Accumulation fund	$1,084,678	$695,336
Annuity fund	—	—

Net assets	$1,084,678	$695,336

UNIT VALUE
Personal Annuity Select/Single
Premium Immediate Annuity	$—	$—
Lifetime Variable Select Annuity	—	—

Intelligent Variable Annuity
Band 1	29.63	37.79
Band 2	29.76	37.96
Band 3	29.85	38.08
Band 4	—	—
Band 5	29.54	37.67
Band 6	29.67	37.84
Band 7	29.76	—

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	Wanger Select Sub-Account	Wanger USA Sub-Account

INVESTMENT INCOME
Dividends	$4,755	$—

EXPENSES
Administrative expenses	1,100	649
Mortality and expense risk charges	1,989	1,208
Total expenses	3,089	1,857
Net investment income (loss)	1,666	(1,857)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	77,986	67,249
Capital gain distributions	—	—
Net realized gain (loss)	77,986	67,249
Net change in unrealized appreciation (depreciation) on investments	133,402	28,600
Net realized and unrealized gain (loss) on investments	211,388	95,849
Net increase (decrease) in net assets resulting from operations	$213,054	$93,992

B-16	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	TIAA-CREF Life Bond Sub-Account		TIAA-CREF Life Growth Equity Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$2,070,769	$1,756,671	$(33,039)	$103,693
Net realized gain (loss)	879,239	(29,650)	1,693,750	(1,742,789)
Net change in unrealized appreciation (depreciation) on investments	719,059	1,021,871	2,359,046	10,025,005
Net increase (decrease) in net assets resulting from operations	3,669,067	2,748,892	4,019,757	8,385,909

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	9,556,003	4,775,303	2,473,396	2,188,890
Net contractowner transfers (c)	8,695,821	13,824,625	(2,149,235)	1,793,972
Annuity payments	—	—	(100,129)	(77,671)
Withdrawals and death benefits (b)	(5,255,373)	(2,381,503)	(3,120,149)	(1,169,393)
Net increase (decrease) in net assets resulting from contractowner transactions	12,996,451	16,218,425	(2,896,117)	2,735,798
Net increase (decrease) in net assets	16,665,518	18,967,317	1,123,640	11,121,707

NET ASSETS
Beginning of period	51,508,252	32,540,935	34,382,624	23,260,917
End of period	$68,173,770	$51,508,252	$35,506,264	$34,382,624

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,668,110	1,126,648	2,303,518	2,092,623
Units purchased	293,473	244,125	169,416	200,637
Units sold/transferred	112,829	297,337	(371,486)	10,258
End of period	2,074,412	1,668,110	2,101,448	2,303,518

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-17

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	TIAA-CREF Life Growth & Income Sub-Account		TIAA-CREF Life International Equity Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$366,082	$523,488	$574,012	$1,826,640
Net realized gain (loss)	1,008,815	98,967	(6,514,875)	(8,006,784)
Net change in unrealized appreciation (depreciation) on investments	4,894,907	10,256,921	18,639,644	21,486,114
Net increase (decrease) in net assets resulting from operations	6,269,804	10,879,376	12,698,781	15,305,970

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	3,578,201	868,473	8,527,620	2,158,685
Net contractowner transfers (c)	(763,764)	(227,723)	(2,173,205)	4,789,305
Annuity payments	(291,303)	(183,739)	(190,313)	(123,029)
Withdrawals and death benefits (b)	(4,711,912)	(2,428,816)	(6,363,261)	(2,874,573)
Net increase (decrease) in net assets resulting from contractowner transactions	(2,188,778)	(1,971,805)	(199,159)	3,950,388
Net increase (decrease) in net assets	4,081,026	8,907,571	12,499,622	19,256,358

NET ASSETS
Beginning of period	51,420,660	42,513,089	68,666,128	49,409,770
End of period	$55,501,686	$51,420,660	$81,165,750	$68,666,128

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,957,498	2,052,411	3,248,128	3,055,765
Units purchased	126,696	64,867	372,009	159,824
Units sold/transferred	(219,318)	(159,780)	(403,702)	32,539
End of period	1,864,876	1,957,498	3,216,435	3,248,128

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-18	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Large-Cap Value Sub-Account		TIAA-CREF Life Money Market Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$360,028	$378,203	$(232,526)	$50,127
Net realized gain (loss)	(3,093,364)	(6,025,052)	—	—
Net change in unrealized appreciation (depreciation) on investments	8,384,711	13,107,148	—	—
Net increase (decrease) in net assets resulting from operations	5,651,375	7,460,299	(232,526)	50,127

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	3,341,124	814,118	41,133,878	58,921,707
Net contractowner transfers (c)	297,377	2,122,820	(33,922,524)	(56,522,228)
Annuity payments	(89,536)	(61,748)	—	—
Withdrawals and death benefits (b)	(3,538,690)	(1,379,649)	(19,556,889)	(44,320,619)
Net increase (decrease) in net assets resulting from contractowner transactions	10,275	1,495,541	(12,345,535)	(41,921,140)
Net increase (decrease) in net assets	5,661,650	8,955,840	(12,578,061)	(41,871,013)

NET ASSETS
Beginning of period	32,931,977	23,976,137	68,467,147	110,338,160
End of period	$38,593,627	$32,931,977	$55,889,086	$68,467,147

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	831,402	789,262	5,907,643	9,523,304
Units purchased	79,216	38,512	3,552,763	8,175,061
Units sold/transferred	(86,280)	3,628	(4,625,446)	(11,790,722)
End of period	824,338	831,402	4,834,960	5,907,643

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-19

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	TIAA-CREF Life Real Estate Securities Sub-Account		TIAA-CREF Life Small-Cap Equity Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$591,731	$767,007	$67,790	$161,201
Net realized gain (loss)	(3,710,064)	(7,649,824)	(1,305,025)	(3,283,862)
Net change in unrealized appreciation (depreciation) on investments	11,656,620	11,960,408	7,928,443	7,868,853
Net increase (decrease) in net assets resulting from operations	8,538,287	5,077,591	6,691,208	4,746,192

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	3,044,596	1,134,003	3,350,059	562,218
Net contractowner transfers (c)	2,661,569	(595,075)	4,699,991	(225,933)
Annuity payments	(112,695)	(83,699)	(57,606)	(41,088)
Withdrawals and death benefits (b)	(2,127,450)	(1,000,471)	(2,913,169)	(1,126,959)
Net increase (decrease) in net assets resulting from contractowner transactions	3,466,020	(545,242)	5,079,275	(831,762)
Net increase (decrease) in net assets	12,004,307	4,532,349	11,770,483	3,914,430

NET ASSETS
Beginning of period	27,413,531	22,881,182	22,877,989	18,963,559
End of period	$39,417,838	$27,413,531	$34,648,472	$22,877,989

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	644,787	667,196	528,756	556,617
Units purchased	63,310	41,400	71,660	20,787
Units sold/transferred	6,322	(63,809)	30,562	(48,648)
End of period	714,419	644,787	630,978	528,756

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-20	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Social Choice Equity Sub-Account		TIAA-CREF Life Stock Index Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$265,057	$267,302	$1,949,906	$1,809,153
Net realized gain (loss)	165,557	(454,602)	3,236,362	(2,805,383)
Net change in unrealized appreciation (depreciation) on investments	2,532,306	4,850,005	18,184,790	32,729,993
Net increase (decrease) in net assets resulting from operations	2,962,920	4,662,705	23,371,058	31,733,763

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,145,143	607,583	12,470,145	4,385,162
Net contractowner transfers (c)	424,451	60,708	2,280,300	6,385,063
Annuity payments	(54,146)	(41,179)	(589,802)	(429,536)
Withdrawals and death benefits (b)	(1,886,329)	(1,071,446)	(14,245,200)	(4,874,995)
Net increase (decrease) in net assets resulting from contractowner transactions	(370,881)	(444,334)	(84,557)	5,465,694
Net increase (decrease) in net assets	2,592,039	4,218,371	23,286,501	37,199,457

NET ASSETS
Beginning of period	19,768,219	15,549,848	147,270,705	110,071,248
End of period	$22,360,258	$19,768,219	$170,557,206	$147,270,705

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	759,141	785,104	4,852,817	4,616,617
Units purchased	41,965	30,067	399,040	228,326
Units sold/transferred	(60,068)	(56,030)	(444,473)	7,874
End of period	741,038	759,141	4,807,384	4,852,817

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-21

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Calamos Growth & Income Portfolio Sub-Account		Credit Suisse Trust Commodity Return Strategy Portfolio Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$30,045	$23,556	$80,871	$141,233
Net realized gain (loss)	134,844	36,132	(6,006)	(111,747)
Net change in unrealized appreciation (depreciation) on investments	98,421	270,755	111,093	149,398
Net increase (decrease) in net assets resulting from operations	263,310	330,443	185,958	178,884

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	470,084	331,443	181,314	247,441
Net contractowner transfers (c)	894,667	467,194	(372,193)	686,165
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(35,004)	(8,630)	(18,060)	(17,021)
Net increase (decrease) in net assets resulting from contractowner transactions	1,329,747	790,007	(208,939)	916,585
Net increase (decrease) in net assets	1,593,057	1,120,450	(22,981)	1,095,469

NET ASSETS
Beginning of period	1,731,695	611,245	1,472,718	377,249
End of period	$3,324,752	$1,731,695	$1,449,737	$1,472,718

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	117,703	57,728	160,328	48,910
Units purchased	31,778	32,099	20,532	40,149
Units sold/transferred	53,806	27,876	(45,044)	71,269
End of period	203,287	117,703	135,816	160,328

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-22	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Credit Suisse Trust International Equity Flex III Portfolio Sub-Account		Credit Suisse Trust U.S. Equity Flex I Portfolio Sub-Account
	For the year ended December 31, 2010	For the period December 11, 2009 (commencement of operations) to December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(777)	$(53)	$(550)	$2,273
Net realized gain (loss)	5,571	539	21,987	(29,515)
Net change in unrealized appreciation (depreciation) on investments	19,401	2,618	(18,231)	46,295
Net increase (decrease) in net assets resulting from operations	24,195	3,104	3,206	19,053

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	5,107	50	335	16,810
Net contractowner transfers (c)	(1,823)	238,169	(181,449)	132,435
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(2,190)	—	(393)	(7)
Net increase (decrease) in net assets resulting from contractowner transactions	1,094	238,219	(181,507)	149,238
Net increase (decrease) in net assets	25,289	241,323	(178,301)	168,291

NET ASSETS
Beginning of period	241,323	—	266,223	97,932
End of period	$266,612	$241,323	$87,922	$266,223

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	24,603	—	21,234	9,708
Units purchased	500	5	27	3,437
Units sold/transferred	(810)	24,598	(15,097)	8,089
End of period	24,293	24,603	6,164	21,234

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-23

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Delaware VIP Diversified Income Series—Standard Class Sub-Account		Delaware VIP International Value Equity Series—Standard Class Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$208,280	$84,795	$120,073	$38,573
Net realized gain (loss)	203,351	27,884	117,594	4,800
Net change in unrealized appreciation (depreciation) on investments	(43,592)	342,879	230,812	531,740
Net increase (decrease) in net assets resulting from operations	368,039	455,558	468,479	575,113

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,957,896	912,987	591,563	368,718
Net contractowner transfers (c)	1,944,432	1,480,440	2,792,646	1,391,765
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(228,196)	(481,255)	(98,682)	(7,515)
Net increase (decrease) in net assets resulting from contractowner transactions	3,674,132	1,912,172	3,285,527	1,752,968
Net increase (decrease) in net assets	4,042,171	2,367,730	3,754,006	2,328,081

NET ASSETS
Beginning of period	3,548,379	1,180,649	2,537,802	209,721
End of period	$7,590,550	$3,548,379	$6,291,808	$2,537,802

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	288,706	121,445	223,936	24,873
Units purchased	151,876	113,219	51,613	47,271
Units sold/transferred	133,302	54,042	226,374	151,792
End of period	573,884	288,706	501,923	223,936

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-24	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Delaware VIP Small Cap Value Series—Standard Class Sub-Account		Franklin Income Securities Fund—Class 1 Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$1,476	$2,835	$161,030	$62,697
Net realized gain (loss)	161,400	(17,530)	64,701	(26,406)
Net change in unrealized appreciation (depreciation) on investments	231,998	171,593	125,331	261,502
Net increase (decrease) in net assets resulting from operations	394,874	156,898	351,062	297,793

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	225,332	109,975	829,088	372,855
Net contractowner transfers (c)	3,169,976	192,912	1,017,531	458,416
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(12,577)	(667)	(44,432)	(25,341)
Net increase (decrease) in net assets resulting from contractowner transactions	3,382,731	302,220	1,802,187	805,930
Net increase (decrease) in net assets	3,777,605	459,118	2,153,249	1,103,723

NET ASSETS
Beginning of period	746,102	286,984	1,755,575	651,852
End of period	$4,523,707	$746,102	$3,908,824	$1,755,575

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	28,366	14,340	104,620	52,585
Units purchased	7,187	6,219	47,258	32,886
Units sold/transferred	94,733	7,807	55,385	19,149
End of period	130,286	28,366	207,263	104,620

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-25

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Franklin Small-Mid Cap Growth Securities Fund—Class 1 Sub-Account		Mutual Shares Securities Fund—Class 1 Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(2,437)	$(1,338)	$10,674	$8,014
Net realized gain (loss)	113,569	(15,004)	43,740	(39,202)
Net change in unrealized appreciation (depreciation) on investments	81,080	131,942	31,870	137,406
Net increase (decrease) in net assets resulting from operations	192,212	115,600	86,284	106,218

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	68,397	47,975	96,029	175,030
Net contractowner transfers (c)	394,472	188,820	130,308	86,564
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(9,086)	(2,351)	(27,057)	(38,507)
Net increase (decrease) in net assets resulting from contractowner transactions	453,783	234,444	199,280	223,087
Net increase (decrease) in net assets	645,995	350,044	285,564	329,305

NET ASSETS
Beginning of period	487,290	137,246	704,849	375,544
End of period	$1,133,285	$487,290	$990,413	$704,849

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	25,307	10,222	43,674	29,281
Units purchased	3,361	5,029	5,620	12,326
Units sold/transferred	17,475	10,056	5,955	2,067
End of period	46,143	25,307	55,249	43,674

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-26	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Templeton Developing Markets Securities Fund—Class 1 Sub-Account		ING Clarion Global Real Estate Portfolio— Class I Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the period May 1, 2010 (commencement of operations) to December 31, 2010

FROM OPERATIONS
Net investment income (loss)	$24,382	$41,580	$7,009
Net realized gain (loss)	447,441	141,297	(716)
Net change in unrealized appreciation (depreciation) on investments	7,456	565,071	13,382
Net increase (decrease) in net assets resulting from operations	479,279	747,948	19,675

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	320,271	228,409	42,181
Net contractowner transfers (c)	1,082,917	1,289,015	193,704
Annuity payments	—	—	—
Withdrawals and death benefits (b)	(58,972)	(4,138)	(92)
Net increase (decrease) in net assets resulting from contractowner transactions	1,344,216	1,513,286	235,793
Net increase (decrease) in net assets	1,823,495	2,261,234	255,468

NET ASSETS
Beginning of period	2,398,505	137,271	—
End of period	$4,222,000	$2,398,505	$255,468

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	181,816	18,002	—
Units purchased	23,362	29,424	1,626
Units sold/transferred	67,347	134,390	7,619
End of period	272,525	181,816	9,245

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-27

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account		Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$387	$(3,591)	$14,672	$4,183
Net realized gain (loss)	95,521	198,759	405,940	258,698
Net change in unrealized appreciation (depreciation) on investments	47,173	246,111	475,385	478,940
Net increase (decrease) in net assets resulting from operations	143,081	441,279	895,997	741,821

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	398,939	230,041	848,821	561,863
Net contractowner transfers (c)	114,350	385,533	1,157,348	1,291,829
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(26,564)	(27,403)	(68,744)	(43,574)
Net increase (decrease) in net assets resulting from contractowner transactions	486,725	588,171	1,937,425	1,810,118
Net increase (decrease) in net assets	629,806	1,029,450	2,833,422	2,551,939

NET ASSETS
Beginning of period	1,479,799	450,349	2,793,709	241,770
End of period	$2,109,605	$1,479,799	$5,627,131	$2,793,709

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	44,209	19,621	49,997	7,743
Units purchased	12,020	9,609	13,952	14,101
Units sold/transferred	3,026	14,979	16,701	28,153
End of period	59,255	44,209	80,650	49,997

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-28	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares Sub-Account		Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$16,767	$8,174	$(763)	$(300)
Net realized gain (loss)	719,568	469	(1,757)	4,065
Net change in unrealized appreciation (depreciation) on investments	(141,909)	640,440	106,416	20,976
Net increase (decrease) in net assets resulting from operations	594,426	649,083	103,896	24,741

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	845,157	411,563	23,561	69,828
Net contractowner transfers (c)	(1,400,628)	1,982,299	385,043	106,367
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(85,165)	(156,190)	(19,029)	(301)
Net increase (decrease) in net assets resulting from contractowner transactions	(640,636)	2,237,672	389,575	175,894
Net increase (decrease) in net assets	(46,210)	2,886,755	493,471	200,635

NET ASSETS
Beginning of period	3,369,739	482,984	217,306	16,671
End of period	$3,323,529	$3,369,739	$710,777	$217,306

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	207,282	39,617	16,650	1,714
Units purchased	50,189	41,906	1,649	13,395
Units sold/transferred	(79,750)	125,759	25,414	1,541
End of period	177,721	207,282	43,713	16,650

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-29

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account		Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$171,571	$204,817	$(496)	$(279)
Net realized gain (loss)	415,980	66,733	18,447	14,574
Net change in unrealized appreciation (depreciation) on investments	(309,612)	465,438	(11,718)	15,023
Net increase (decrease) in net assets resulting from operations	277,939	736,988	6,233	29,318

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	583,143	79,906	3,514	65,524
Net contractowner transfers (c)	(1,039,070)	1,301,695	3,104,681	12,374
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(65,709)	(17,081)	(13,793)	(93)
Net increase (decrease) in net assets resulting from contractowner transactions	(521,636)	1,364,520	3,094,402	77,805
Net increase (decrease) in net assets	(243,697)	2,101,508	3,100,635	107,123

NET ASSETS
Beginning of period	2,488,467	386,959	134,303	27,180
End of period	$2,244,770	$2,488,467	$3,234,938	$134,303

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	237,392	57,271	9,995	2,876
Units purchased	53,066	10,800	243	5,902
Units sold/transferred	(103,143)	169,321	182,552	1,217
End of period	187,315	237,392	192,790	9,995

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-30	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	MFS Growth Series—Initial Class Sub-Account		MFS Global Equity Series—Initial Class Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(655)	$(38)	$3,654	$6,559
Net realized gain (loss)	8,415	(15,621)	71,750	(11,583)
Net change in unrealized appreciation (depreciation) on investments	40,377	37,767	(10,472)	132,901
Net increase (decrease) in net assets resulting from operations	48,137	22,108	64,932	127,877

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	5,303	1,635	14,952	68,463
Net contractowner transfers (c)	268,666	92,368	(80,401)	95,587
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(4,576)	(15,981)	(3,329)	(17,254)
Net increase (decrease) in net assets resulting from contractowner transactions	269,393	78,022	(68,778)	146,796
Net increase (decrease) in net assets	317,530	100,130	(3,846)	274,673

NET ASSETS
Beginning of period	166,154	66,024	614,412	339,739
End of period	$483,684	$166,154	$610,566	$614,412

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	7,772	4,234	45,775	33,282
Units purchased	242	457	1,122	9,877
Units sold/transferred	11,678	3,081	(6,259)	2,616
End of period	19,692	7,772	40,638	45,775

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-31

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	MFS Investors Growth Stock Series—Initial Class Sub-Account		MFS Utilities Series—Initial Class Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$3	$798	$14,147	$5,999
Net realized gain (loss)	24,972	(15,215)	45,940	(11,149)
Net change in unrealized appreciation (depreciation) on investments	66,460	106,581	14,353	58,399
Net increase (decrease) in net assets resulting from operations	91,435	92,164	74,440	53,249

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	150,518	38,628	81,748	54,452
Net contractowner transfers (c)	271,643	54,460	149,042	253,925
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(32,974)	(4)	(16,094)	(4)
Net increase (decrease) in net assets resulting from contractowner transactions	389,187	93,084	214,696	308,373
Net increase (decrease) in net assets	480,622	185,248	289,136	361,622

NET ASSETS
Beginning of period	383,505	198,257	466,716	105,094
End of period	$864,127	$383,505	$755,852	$466,716

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	37,157	26,694	16,442	4,912
Units purchased	14,349	5,342	2,718	2,055
Units sold/transferred	23,171	5,121	4,323	9,475
End of period	74,677	37,157	23,483	16,442

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-32	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class Sub-Account		Neuberger Berman Advisers Management Trust Regency Portfolio—I Class Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$1,545	$47,653	$2,668	$2,751
Net realized gain (loss)	(40,396)	(6,836)	12,511	17,373
Net change in unrealized appreciation (depreciation) on investments	126,343	106,182	84,522	32,588
Net increase (decrease) in net assets resulting from operations	87,492	146,999	99,701	52,712

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	75,716	189,064	40,081	88,918
Net contractowner transfers (c)	(198,558)	232,143	309,691	29,843
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(19,138)	(65,759)	(17,876)	(2)
Net increase (decrease) in net assets resulting from contractowner transactions	(141,980)	355,448	331,896	118,759
Net increase (decrease) in net assets	(54,488)	502,447	431,597	171,471

NET ASSETS
Beginning of period	706,995	204,548	223,613	52,142
End of period	$652,507	$706,995	$655,210	$223,613

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	46,138	20,762	17,483	5,953
Units purchased	4,942	13,430	2,715	8,366
Units sold/transferred	(14,103)	11,946	20,516	3,164
End of period	36,977	46,138	40,714	17,483

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-33

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account		PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$149,925	$65,622	$94,967	$44,130
Net realized gain (loss)	86,596	16,082	169,928	185,935
Net change in unrealized appreciation (depreciation) on investments	11,882	11,158	66,691	(1,223)
Net increase (decrease) in net assets resulting from operations	248,403	92,862	331,586	228,842

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	861,750	316,918	787,873	343,359
Net contractowner transfers (c)	(186,906)	886,204	813,762	954,054
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(10,911)	(21,863)	(289,104)	(84,644)
Net increase (decrease) in net assets resulting from contractowner transactions	663,933	1,181,259	1,312,531	1,212,769
Net increase (decrease) in net assets	912,336	1,274,121	1,644,117	1,441,611

NET ASSETS
Beginning of period	1,464,024	189,903	2,490,661	1,049,050
End of period	$2,376,360	$1,464,024	$4,134,778	$2,490,661

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	117,767	18,545	168,214	82,593
Units purchased	64,929	40,768	50,659	39,167
Units sold/transferred	(13,351)	58,454	31,746	46,454
End of period	169,345	117,767	250,619	168,214

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-34	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PVC Equity Income Account— Class 1 Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$350,375	$144,560	$189,022	$62,332
Net realized gain (loss)	491,821	378,711	174,702	5,859
Net change in unrealized appreciation (depreciation) on investments	246,077	208,869	500,439	214,064
Net increase (decrease) in net assets resulting from operations	1,088,273	732,140	864,163	282,255

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	4,831,522	2,281,264	2,428,585	1,058,203
Net contractowner transfers (c)	1,030,610	7,002,633	2,084,560	1,070,911
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(783,881)	(22,478)	(111,607)	(5,915)
Net increase (decrease) in net assets resulting from contractowner transactions	5,078,251	9,261,419	4,401,538	2,123,199
Net increase (decrease) in net assets	6,166,524	9,993,559	5,265,701	2,405,454

NET ASSETS
Beginning of period	11,945,618	1,952,059	2,586,065	180,611
End of period	$18,112,142	$11,945,618	$7,851,766	$2,586,065

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	862,534	166,608	170,235	14,219
Units purchased	331,349	203,166	152,176	104,653
Units sold/transferred	18,973	492,760	124,102	51,363
End of period	1,212,856	862,534	446,513	170,235

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-35

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	PVC MidCap Blend Class 1 Sub-Account		Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account
	For the year ended December 31, 2010	For the period October 23, 2009 (commencement of operations) to December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$20,906	$(388)	$(8,349)	$(3,166)
Net realized gain (loss)	83,068	367	206,336	96,160
Net change in unrealized appreciation (depreciation) on investments	99,268	22,727	447	299,747
Net increase (decrease) in net assets resulting from operations	203,242	22,706	198,434	392,741

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	56,183	25,305	673,968	757,745
Net contractowner transfers (c)	204,364	636,095	(183,139)	692,345
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(7,471)	—	(56,006)	(50,061)
Net increase (decrease) in net assets resulting from contractowner transactions	253,076	661,400	434,823	1,400,029
Net increase (decrease) in net assets	456,318	684,106	633,257	1,792,770

NET ASSETS
Beginning of period	684,106	—	2,032,835	240,065
End of period	$1,140,424	$684,106	$2,666,092	$2,032,835

	—		—

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	49,948	—	123,391	22,851
Units purchased	3,732	1,946	42,471	67,219
Units sold/transferred	13,661	48,002	(14,534)	33,321
End of period	67,341	49,948	151,328	123,391

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-36	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account		Prudential Series Fund—Value Portfolio—Class II Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(5,969)	$(1,120)	$(2,496)	$7,654
Net realized gain (loss)	207,615	93,014	295,849	14,113
Net change in unrealized appreciation (depreciation) on investments	321,301	301,852	307,906	288,149
Net increase (decrease) in net assets resulting from operations	522,947	393,746	601,259	309,916

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	482,753	273,506	1,807,680	622,713
Net contractowner transfers (c)	471,314	843,677	1,005,210	743,567
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(57,572)	(5,960)	(76,005)	(11,176)
Net increase (decrease) in net assets resulting from contractowner transactions	896,495	1,111,223	2,736,885	1,355,104
Net increase (decrease) in net assets	1,419,442	1,504,969	3,338,144	1,665,020

NET ASSETS
Beginning of period	1,756,246	251,277	2,007,529	342,509
End of period	$3,175,688	$1,756,246	$5,345,673	$2,007,529

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	31,848	8,013	92,243	22,154
Units purchased	8,182	7,556	82,561	42,381
Units sold/transferred	5,301	16,279	42,763	27,708
End of period	45,331	31,848	217,567	92,243

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-37

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account		Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$17,955	$(1,181)	$(5,083)	$(2,800)
Net realized gain (loss)	70,465	(29,184)	181,459	(9,890)
Net change in unrealized appreciation (depreciation) on investments	140,640	234,536	275,118	246,675
Net increase (decrease) in net assets resulting from operations	229,060	204,171	451,494	233,985

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	218,806	36,700	873,887	404,892
Net contractowner transfers (c)	298,346	209,680	422,293	744,055
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(6,915)	(1,580)	(42,505)	(154,064)
Net increase (decrease) in net assets resulting from contractowner transactions	510,237	244,800	1,253,675	994,883
Net increase (decrease) in net assets	739,297	448,971	1,705,169	1,228,868

NET ASSETS
Beginning of period	605,469	156,498	1,514,816	285,948
End of period	$1,344,766	$605,469	$3,219,985	$1,514,816

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	45,413	18,500	148,482	37,762
Units purchased	14,191	3,086	80,628	59,040
Units sold/transferred	18,291	23,827	33,870	51,680
End of period	77,895	45,413	262,980	148,482

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-38	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Wanger International Sub-Account		Wanger Select Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$24,131	$12,674	$1,666	$(1,089)
Net realized gain (loss)	183,559	52,997	77,986	62,052
Net change in unrealized appreciation (depreciation) on investments	33,132	144,811	133,402	102,922
Net increase (decrease) in net assets resulting from operations	240,822	210,482	213,054	163,885

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	371,921	147,960	198,785	151,697
Net contractowner transfers (c)	174,443	314,911	(396,577)	695,501
Annuity payments	—	—	—	—
Withdrawals and death benefits (b)	(39,250)	(10,679)	(8,749)	(3)
Net increase (decrease) in net assets resulting from contractowner transactions	507,114	452,192	(206,541)	847,195
Net increase (decrease) in net assets	747,936	662,674	6,513	1,011,080

NET ASSETS
Beginning of period	748,099	85,425	1,078,165	67,085
End of period	$1,496,035	$748,099	$1,084,678	$1,078,165

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	20,998	3,583	45,643	4,708
Units purchased	9,414	6,930	7,416	10,992
Units sold/transferred	3,335	10,485	(16,629)	29,943
End of period	33,747	20,998	36,430	45,643

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-39

STATEMENTS OF CHANGES IN NET ASSETS	concluded

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Wanger USA Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(1,857)	$(810)
Net realized gain (loss)	67,249	(11,655)
Net change in unrealized appreciation (depreciation) on investments	28,600	145,692
Net increase (decrease) in net assets resulting from operations	93,992	133,227

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	44,341	5,179
Net contractowner transfers (c)	133,172	248,460
Annuity payments	—	—
Withdrawals and death benefits (b)	(6,062)	(9)
Net increase (decrease) in net assets resulting from contractowner transactions	171,451	253,630
Net increase (decrease) in net assets	265,443	386,857

NET ASSETS
Beginning of period	429,893	43,036
End of period	$695,336	$429,893

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	13,904	1,977
Units purchased	1,405	172
Units sold/transferred	2,984	11,755
End of period	18,293	13,904

(a)	Amounts presented are net of premium tax charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-40	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27, 1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

Investors participate in the Separate Account by purchasing one of three different variable annuity contracts: the Personal Annuity Select and Single Premium Immediate Annuity (the “Original Contract”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA”). Premiums received from the contracts are allocated to investment accounts, the (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (the “Funds”), an open end management investment company registered with the Commission and managed by Teachers Advisors, Inc. (“Advisors”), a wholly-owned indirect subsidiary of TIAA. Advisors is registered with the Commission as an investment adviser. The Original Contract currently offers 8 investment Sub-Account options, Lifetime Contract currently offers 10 investment Sub-Account options and the Intelligent VA offers 47 investment Sub-Account options. Accumulation unit values are calculated daily for each investment account.

On November 1, 2007, the Intelligent VA was launched as an additional variable annuity contract funded through the Separate Account. Intelligent VA allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

The Sub-Accounts commenced operations as follows:

Commencement Date
Sub-Accounts	Intelligent Variable Annuity	Personal Annuity Select & Lifetime Variable Select
TIAA-CREF Life Bond*	2/05/2008	7/08/2003
TIAA-CREF Life Growth Equity	2/05/2008	4/03/2000
TIAA-CREF Life Growth & Income	2/05/2008	4/03/2000
TIAA-CREF Life International Equity	2/05/2008	4/03/2000
TIAA-CREF Life Large Cap Value	2/05/2008	10/28/2002
TIAA-CREF Life Money Market*	2/05/2008	7/08/2003
TIAA-CREF Life Real Estate	2/05/2008	10/28/2002
TIAA-CREF Life Small Cap Equity	2/05/2008	10/28/2002
TIAA-CREF Life Social Choice	2/05/2008	4/03/2000
TIAA-CREF Life Stock Index	2/05/2008	1/04/1999
Calamos Growth & Income Portfolio	2/05/2008	N/A
Credit Suisse Trust—Commodity Return Strategy Portfolio	2/05/2008	N/A
Credit Suisse Trust—International Equity Flex III Portfolio	12/11/2009	N/A

Commencement Date
Sub-Accounts	Intelligent Variable Annuity	Personal Annuity Select & Lifetime Variable Select
Credit Suisse Trust—U.S. Equity Flex I Portfolio	2/05/2008	N/A
Delaware VIP Diversified Income Series—Standard Class	2/05/2008	N/A
Delaware VIP International Value Equity Series—Standard Class	2/05/2008	N/A
Delaware VIP Small Cap Value Series—Standard Class	2/05/2008	N/A
Franklin Income Securities Fund—Class 1	2/05/2008	N/A
Franklin Small-Mid Cap Growth Securities Fund—Class 1	2/05/2008	N/A
Mutual Shares Securities Fund—Class 1	2/05/2008	N/A
Templeton Developing Markets Securities Fund—Class 1	2/05/2008	N/A
ING Clarion Global Real Estate Portfolio—Class I	5/01/2010	N/A
Janus Aspen Forty Portfolio—Institutional Shares	2/05/2008	N/A
Janus Aspen Overseas Portfolio—Institutional Shares	2/05/2008	N/A
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares	2/05/2008	N/A
Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I	2/05/2008	N/A
Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I	2/05/2008	N/A
Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I	2/05/2008	N/A
MFS Growth Series—Initial Class	2/05/2008	N/A
MFS Global Equity Series—Initial Class	2/05/2008	N/A
MFS Investors Growth Stock Series—Initial Class	2/05/2008	N/A
MFS Utilities Series—Initial Class	2/05/2008	N/A
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	2/05/2008	N/A
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	2/05/2008	N/A
PIMCO VIT All Asset Portfolio—Institutional Class	2/05/2008	N/A
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	2/05/2008	N/A
PIMCO VIT Real Return Portfolio—Institutional Class	2/05/2008	N/A
PVC Equity Income Account—Class 1	2/05/2008	N/A
PVC MidCap Blend Account—Class 1	10/23/2009	N/A
Prudential Series Fund Jennison 20/20 Focus Portfolio—Class II1	2/05/2008	N/A
Prudential Series Fund Natural Resources Portfolio—Class II2	2/05/2008	N/A
Prudential Series Fund Value Portfolio—Class II3	2/05/2008	N/A
Royce Capital Fund Micro-Cap Portfolio—Investment Class	2/05/2008	N/A
Royce Capital Fund Small-Cap Portfolio—Investment Class	2/05/2008	N/A
Wanger International	2/05/2008	N/A
Wanger Select	2/05/2008	N/A
Wanger USA	2/05/2008	N/A

*	TIAA-CREF Life Bond & TIAA-CREF Life Money Market not held in Personal Annuity Select.
[1]	Formerly Jennison 20/20 Focus Portfolio—Class II
[2]	Formerly Natural Resources Portfolio—Class II
[3]	Formerly Value Portfolio—Class II

Single Premium Immediate Annuities ■ Statement of Additional Information	B-41

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

The Janus Aspen INTECH Risk-Managed Core Portfolio was liquidated on April 30, 2010.

The Credit Suisse Trust-Commodity Return Portfolio, Credit Suisse Trust-International Equity Flex III Portfolio and the Credit Suisse Trust-U.S. Equity Flex I Portfolio were no longer available as a contract allocation option for new allocations to the Intelligent VA contract, including allocations by transfer from other available contract allocation options, effective April 12, 2010. The Sub-Accounts continue to be maintained for existing allocations. TIAA-CREF Life on behalf of the Credit Suisse Trust-Commodity Return Portfolio filed an application with the Commission to permit TIAA-CREF Life to automatically transfer any remaining contract values from the Credit Suisse Trust-Commodity Return Portfolio to the Prudential Series Fund Natural Resources Portfolio-Class II.

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table with four year setbacks. The Annuity 2000 Mortality Table is used for determining the minimum standard of valuation for any individual annuity or pure endowment contract issued after April 1, 1998. The mortality risk is fully borne by TIAA CREF Life and may result in additional amounts being transferred into the variable annuity account by TIAA CREF Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Certain prior year amounts have been reclassified to conform to current year presentation. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Accounting for investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distribution are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VA-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years (2005-2010) and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Account’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ major categories of assets and liabilities measured at fair value follows:

Investments in registered investment companies: These investments are valued at net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy. Transfers between levels are recognized at the end of the reporting period. For the period ending December 31, 2010, there were no significant transfers between levels by the Sub-Accounts. As of December 31, 2010, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The following are the current administrative expense charges for the contracts:

ADMINISTRATIVE EXPENSE

(as a percentage of average account value)

	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select
Maximum Contractual Fee	0.30%	0.20%	0.20%
Fee Waiver	0.20%	0.00%	0.00%
Current Fee	0.10%	0.20%	0.20%

B-42	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

TIAA-CREF Life imposes a daily charge that is deducted from the net assets of the Sub-Accounts for bearing certain mortality and expense risks in connection with the contracts. The following are the mortality and expense risk charges for the contracts:

MORTALITY AND EXPENSE RISK CHARGES

(as a percentage of average account value)

	Personal Annuity Select	Lifetime Variable Select
Maximum Contractual Fee	1.00%	1.00%
Fee Waiver	0.60%	0.60%
Current Fee	0.40%	0.40%

Intelligent Variable Annuity

	Maximum Contractual Fee	Fee Waiver	Current Fee
If Accumulation Value is less than $100,000	0.40%	0.00%	0.40%
If Accumulation Value is between $100,000-$500,000	0.25%	0.00%	0.25%
If Accumulation Value is greater than $500,000	0.15%	0.00%	0.15%
After the first 10 Contract years	0.00%	0.00%	0.00%

There are other daily, monthly, and annual fees and expenses that a contractowner will pay when buying, owning and surrendering the policy. These fees and expenses include as follows:

Additional expense charges	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select
Maximum Annual contract fees (waived for accumulation values > $25,000)	$25	$0	$25
Optional guaranteed minimum death benefit charge	0.10%	None	None
Premium taxes(a)	1.00% to 3.50%	1.00% to 3.50%	1.00% to 3.50%
Maximum Transfer fee	$0	$0	$25

(a)	Only applicable in certain states.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. The contracts are distributed by Teachers Personal Investors Services, Inc. (“TPIS”) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC, subsidiaries of TIAA. TPIS may also enter into selling agreements with third parties to distribute the contracts.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2010 were as follows:

Sub-Accounts	Purchases	Sales
TIAA-CREF Life Bond	$37,399,908	$22,332,688
TIAA-CREF Life Growth Equity	6,182,587	9,111,743
TIAA-CREF Life Growth & Income	6,551,713	8,374,410
TIAA-CREF Life International Equity	22,375,775	22,000,923
TIAA-CREF Life Large Cap Value	10,757,611	10,387,308
TIAA-CREF Life Money Market	55,252,629	67,830,690

Sub-Accounts	Purchases	Sales
TIAA-CREF Life Real Estate	$10,238,572	$6,180,821
TIAA-CREF Life Small Cap Equity	11,282,795	6,135,730
TIAA-CREF Life Social Choice	2,496,205	2,602,029
TIAA-CREF Life Stock Index	23,434,713	21,569,364
Calamos Growth & Income Portfolio	2,240,697	880,905
Credit Suisse Trust—Commodity Return Strategy Portfolio	828,212	956,280
Credit Suisse Trust—International Equity Flex III	157,115	156,798
Credit Suisse Trust—U.S. Equity Flex I Portfolio	122,741	304,798
Delaware VIP Diversified Income Series—Standard Class	5,639,083	1,756,671
Delaware VIP International Value Equity Series—Standard Class	4,186,699	781,098
Delaware VIP Small Cap Value Series—Standard Class	4,007,954	623,748
Franklin Income Securities Fund—Class 1	2,802,522	839,305
Franklin Small-Mid Cap Growth Securities Fund—Class 1	1,143,841	692,495
Mutual Shares Securities Fund—Class 1	522,171	312,217
Templeton Developing Markets Securities Fund—Class 1	3,356,846	1,988,249
ING Clarion Global Real Estate Portfolio—Class I	327,318	84,516
Janus Aspen Forty Portfolio- Institutional Shares	1,254,957	767,844
Janus Aspen Overseas Portfolio—Institutional Shares	3,710,693	1,758,596
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares	2,392,417	3,016,287
Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I	945,906	557,094
Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I	1,820,812	2,170,877
Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I	3,297,555	203,650
MFS Growth Series—Initial Class	486,878	218,139
MFS Global Equity Series—Initial Class	365,978	431,103
MFS Investors Growth Stock Series—Initial Class	686,158	296,968
MFS Utilities Series—Initial Class	731,962	503,119
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	482,460	622,895
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	970,163	635,599
PIMCO VIT All Asset Portfolio—Institutional Class	3,290,451	2,476,593
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	2,854,874	1,369,092
PIMCO VIT Real Return Portfolio—Institutional Class	11,319,407	5,875,337
PVC Equity Income Account—Class 1	5,714,450	1,123,888
PVC MidCap Blend Account—Class 1	998,420	724,439
Prudential Series Fund-Jennison 20/20 Focus Portfolio—Class II	1,792,171	1,365,697
Prudential Series Fund—Natural Resources Portfolio—Class II	2,817,759	1,927,232
Prudential Series Fund—Value Portfolio—Class II	4,151,316	1,416,928
Royce Capital Fund Micro-Cap Portfolio—Investment Class	856,972	328,781
Royce Capital Fund Small-Cap Portfolio—Investment Class	2,070,724	822,131
Wanger International	1,509,296	978,050
Wanger Select	582,411	787,285
Wanger USA	578,466	408,872

Single Premium Immediate Annuities ■ Statement of Additional Information	B-43

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

Note 4—condensed financial information

	TIAA-CREF Life Bond Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2010		2009		2008		2007		2006

Total Return Lowest to Highest (h)	6.27% to 6.64%		6.76% to 7.14%		(0.21)%		4.97%		4.07%		(.21)% to .14%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$30.83 to $31.05		$28.87 to $28.98		$28.93		$27.56		$26.49		$29.48 to $29.51
Accumulation Unit Value, End of Period Lowest to Highest	$32.76 to $33.11		$30.83 to $31.05		$28.87		$28.93		$27.56		$28.88 to $28.98
Net Assets, End of Period (000's)	$68,174		$51,508		$28,003		$27,467		$16,339		$4,538
Accumulation Units Outstanding, End of Period (000's)	2,074		1,668		970		949		593		157
Ratio of Expenses to Average Net Assets Lowest to Highest (a)(g)	0.25% to 0.60%		0.25% to 0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	3.70%	(f)	4.79%	(f)	4.91%	(f)	6.02%	(f)	5.03%	(e)	9.46%	(d)(f)

	TIAA-CREF Life Growth Equity Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2010		2009		2008		2007		2006

Total Return Lowest to Highest (h)	12.74% to 13.13%		34.66% to 35.13%		(41.05)%,(41.04)%		21.03%, 20.95%	(b)	4.98%, 5.03%	(b)	(41.06)% to (40.86)%	(c)
Accumulation Unit Value, Beginning -of Period Lowest to Highest	$14.52 to $14.63		$10.78 to $10.83		$18.30		$15.12, $15.13	(b)	$14.41		$16.06 to $16.07
Accumulation Unit Value, End of Period Lowest to Highest	$16.37 to $16.55		$14.52 to $14.63		$10.78 to $10.79		$18.30		$15.12, $15.13	(b)	$10.79 to $10.83
Net Assets, End of Period (000's)	$35,506		$34,383		$22,431		$40,736		$27,524		$830
Accumulation Units Outstanding, End of Period (000's)	2,101		2,304		2,016		2,163		1,774		77
Ratio of Expenses to Average Net Assets Lowest to Highest (a)(g)	0.25% to 0.60%		0.25% to 0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.48%	(f)	0.97%	(f)	0.87%	(f)	0.86%	(f)	0.76%, 0.87%	(b)(e)	1.72%	(d)(f)

(a)	Does not include expenses of underlying TIAA-CREF Life Fund.
(b)	The values shown represent PA Select/SPIA and Lifetime Variable Select Accounts respectively.
(c)	The percentages shown for this period are not annualized.
(d)	Annualized for periods less than one year.
(e)	Prior to 2007, Investment Income included capital gains distributions.
(f)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(g)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(h)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.

B-44	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Growth & Income Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2010		2009		2008		2007		2006

Total Return Lowest to Highest (h)	12.73% to 13.13%		26.99% to 27.44%		(35.19)%, (35.16)%		18.02%		16.15%, 16.16%	(b)	(35.19)% to (34.96)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$25.55 to $25.74		$20.12 to $20.20		$31.05		$26.31		$22.65		$27.93 to $	27.95
Accumulation Unit Value, End of Period Lowest to Highest	$28.80 to $29.11		$25.55 to $25.74		$20.12 to $20.13		$31.05		$26.31		$20.12 to $20.20
Net Assets, End of Period (000's)	$55,502		$51,421		$41,380		$68,193		$47,050		$1,133
Accumulation Units Outstanding, End of Period (000's)	1,865		1,957		1,996		2,126		1,733		56
Ratio of Expenses to Average Net Assets Lowest to Highest (a)(g)	0.25% to 0.60%		0.25% to 0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.30%	(f)	1.77%	(f)	1.73%	(f)	1.63%	(f)	1.59%, 1.80%	(b)(e)	3.04%	(d)(f)

	TIAA-CREF Life International Equity Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2010		2009		2008		2007		2006

Total Return Lowest to Highest (h)	18.92% to 19.34%		30.95% to 31.41%		(50.29)%, (50.28)%		18.60%		29.17%		(50.31)% to (50.14)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.79 to $20.94		$15.88 to $15.94		$31.95		$26.94		$20.85		$27.40 to $27.42
Accumulation Unit Value, End of Period Lowest to Highest	$24.73 to $24.99		$20.79 to $20.94		$15.88 to $15.89		$31.95		$26.94		$15.88 to $15.94
Net Assets, End of Period (000's)	$81,166		$68,666		$47,861		$123,210		$81,513		$1,549
Accumulation Units Outstanding, End of Period (000's)	3,216		3,248		2,958		3,797		2,991		98
Ratio of Expenses to Average Net Assets Lowest to Highest (a)(g)	0.25% to 0.60%		0.25% to 0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.40%	(f)	3.93%	(f)	0.04%	(f)	2.10%	(f)	1.78%, 1.96%	(b)(e)	0.11%	(d)(f)

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-45

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	TIAA-CREF Life Large-Cap Value Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2010		2009		2008		2007		2006

Total Return Lowest to Highest (h)	17.65% to 18.06%		30.67% to 31.13%		(41.07)%		0.31%, 0.30%	(b)	20.85%, 20.86%	(b)	(41.10)% to (40.89)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$38.70 to $38.98		$29.62 to $29.73		$50.28		$50.12, $50.13	(b)	$41.47, $41.48	(b)	$46.14 to $46.18
Accumulation Unit Value, End of Period Lowest to Highest	$45.53 to $46.03		$38.70 to $38.98		$29.63		$50.28		$50.12, $50.13	(b)	$29.62 to $29.73
Net Assets, End of Period (000's)	$38,594		$32,932		$22,646		$44,152		$40,627		$1,330
Accumulation Units Outstanding, End of Period (000's)	824		831		744		852		800		45
Ratio of Expenses to Average Net Assets Lowest to Highest (a)(g)	0.25% to 0.60%		0.25% to 0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.61%	(f)	1.96%	(f)	1.57%	(f)	1.99%	(f)	9.24%, 9.62%	(b)(e)	3.00%	(d)(f)

	TIAA-CREF Life Money Market Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2010		2009		2008		2007		2006

Total Return Lowest to Highest (h)	(0.48)% to (0.13)%		(0.06)% to 0.29%		2.24%		4.62%		4.44%		2.25% to 2.60%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$11.57 to $11.66		$11.58 to $11.63		$11.32		$10.82		$10.36		$11.38
Accumulation Unit Value, End of Period Lowest to Highest	$11.52 to $11.65		$11.57 to $11.66		$11.58		$11.32		$10.82		$11.59 to $11.63
Net Assets, End of Period (000's)	$55,889		$68,467		$85,614		$97,972		$52,699		$24,724
Accumulation Units Outstanding, End of Period (000's)	4,835		5,908		7,395		8,651		4,872		2,128
Ratio of Expenses to Average Net Assets Lowest to Highest (a)(g)	0.25% to 0.60%		0.25% to 0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.12%	(f)	0.58%	(f)	2.84%	(f)	5.16%	(f)	5.03%	(e)	1.82%	(d)(f)

B-46	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Real Estate Securities Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2010		2009		2008		2007		2006

Total Return Lowest to Highest (h)	30.38% to 30.84%		24.36% to 24.79%		(38.64)%, (38.60)%		(16.61)%		33.24%, 33.25%	(b)	(38.65)% to (38.43)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$41.25 to $41.55		$33.17 to $33.29		$54.07		$64.84		$48.67, $48.66	(b)	$52.38 to $52.42
Accumulation Unit Value, End of Period Lowest to Highest	$53.78 to $54.36		$41.25 to $41.55		$33.17 to $33.20		$54.07		$64.84		$33.17 to $33.29
Net Assets, End of Period (000's)	$39,418		$27,414		$22,168		$41,454		$65,418		$713
Accumulation Units Outstanding, End of Period (000's)	714		645		646		738		990		21
Ratio of Expenses to Average Net Assets Lowest to Highest (a)(g)	0.25% to 0.60%		0.25% to 0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	2.38%	(f)	4.30%	(f)	4.32%	(f)	2.89%	(f)	10.27%, 10.52%	(b)(e)	9.55%	(d)(f)

	TIAA-CREF Life Small-Cap Equity Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2010		2009		2008		2007		2006

Total Return Lowest to Highest (h)	26.78% to 27.23%		26.99% to 27.43%		(32.79)%, (32.78)%		(6.17)%, (6.19)%	(b)	17.13%, 17.14%	(b)	(32.83)% to (32.60)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$42.57 to $42.88		$33.52 to $33.65		$49.89		$53.17, $53.18	(b)	$45.39, $45.40	(b)	$45.78 to $45.82
Accumulation Unit Value, End of Period Lowest to Highest	$53.97 to $54.55		$42.57 to $42.88		$33.53 to $33.54		$49.89		$53.17, $53.18	(b)	$33.52 to $33.65
Net Assets, End of Period (000's)	$34,648		$22,878		$18,452		$28,863		$33,131		$511
Accumulation Units Outstanding, End of Period (000's)	631		529		541		564		613		16
Ratio of Expenses to Average Net Assets Lowest to Highest (a)(g)	0.25% to 0.60%		0.25% to 0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.83%	(f)	1.43%	(f)	1.49%	(f)	1.47%	(f)	9.56%, 10.68%	(b)(e)	2.52%	(d)(f)

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-47

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	TIAA-CREF Life Social Choice Equity Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2010		2009		2008		2007		2006

Total Return Lowest to Highest (h)	15.32% to 15.72%		31.72% to 32.05%		(36.45)%, (36.23)%		3.62%		13.95%		(36.47)% to (36.31)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$25.39 to $25.52		$19.27 to $19.35		$30.34		$29.28		$25.70		$27.74 to $27.76
Accumulation Unit Value, End of Period Lowest to Highest	$29.27 to $29.59		$25.39 to $25.52		$19.28 to $19.35		$30.34		$29.28		$19.27 to $19.32
Net Assets, End of Period (000's)	$22,360		$19,768		$15,260		$24,856		$23,641		$290
Accumulation Units Outstanding, End of Period (000's)	741		759		770		792		789		15
Ratio of Expenses to Average Net Assets Lowest to Highest (a)(g)	0.25% to 0.60%		0.35% to 0.60%		0.60%		0.60%		0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.88%	(f)	2.24%	(f)	1.37%	(f)	1.82%	(f)	2.25%, 2.50%	(b)(e)	3.06%	(d)(f)

	TIAA-CREF Life Stock Index Sub-Account
	For the Years Ended										For the period February 5, 2008 (commencement of operations) to December 31, 2008 Intelligent Variable Annuity
	2010		2009		2008		2007		2006

Total Return Lowest to Highest (h)	16.10% to 16.50%		27.59% to 28.04%		(37.44)%, (37.47)%		4.53%		14.92%		(37.46)% to (37.24)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$29.48 to $29.70		$23.11 to $23.20		$36.95		$35.35		$30.76		$33.76 to $33.79
Accumulation Unit Value, End of Period Lowest to Highest	$34.23 to $34.60		$29.48 to $29.70		$23.11 to $23.12		$36.95		$35.35		$23.11 to $23.20
Net Assets, End of Period (000's)	$170,557		$147,271		$107,551		$180,912		$169,169		$2,520
Accumulation Units Outstanding, End of Period (000's)	4,807		4,853		4,508		4,736		4,658		109
Ratio of Expenses to Average Net Assets Lowest to Highest (a)(g)	0.25% to 0.60%		0.25% to 0.60%		0.60%		0.60%		0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.87%	(f)	2.05%	(f)	1.84%	(f)	1.84%	(f)	2.66%, 2.89%	(b)(e)	5.97%	(d)(f)

B-48	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Calamos Growth & Income Portfolio Sub-Account
	For the period ended				For the period February 5, 2008 (commencement of operations) to December 31, 2008
	2010		2009

Total Return Lowest to Highest (h)	10.92% to 11.31%		38.59% to 39.07%		(32.14)% to (31.91)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$14.65 to $14.75		$10.57 to $10.61		$14.24 to $14.25
Accumulation Unit Value, End of Period Lowest to Highest	$16.24 to $16.42		$14.65 to $14.75		$10.57 to $10.61
Net Assets, End of Period (000's)	$3,325		$1,732		$611
Accumulation Units Outstanding, End of Period (000's)	203		118		58
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.90%	(f)	2.76%	(f)	0.34%	(d)(f)

	Credit Suisse Trust Commodity Return Strategy Portfolio Sub-Account						Credit Suisse Trust International Equity Flex III Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2010		For the period December 11, 2009 (commencement of operations) to December 31, 2009 Intelligent Variable Annuity

Total Return Lowest to Highest (h)	15.96% to 16.37%		18.76% to 19.18%		(34.11)% to (33.88)%	(c)	11.56% to 11.95%		1.00% to 1.02%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$9.14 to $9.20		$7.69 to $7.72		$12.08 to $12.09		$9.76 to $9.83		$9.67 to $9.73
Accumulation Unit Value, End of Period Lowest to Highest	$10.60 to $10.71		$9.14 to $9.20		$7.69 to $7.72		$10.89 to $11.01		$9.76 to $9.83
Net Assets, End of Period (000's)	$1,450		$1,473		$377		$267		$241
Accumulation Units Outstanding, End of Period (000's)	136		160		49		24		25
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)	0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	6.24%	(f)	17.62%	(f)	1.03%	(d)(f)	0.09%	(f)	0.00%	(d)(f)

	Credit Suisse Trust U.S. Equity Flex I Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	13.77% to 14.17%		23.92% to 24.36%		(34.99)% to (34.76)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$12.46 to $12.55		$10.05 to $10.09		$14.15 to $14.16
Accumulation Unit Value, End of Period Lowest to Highest	$14.17 to $14.33		$12.46 to $12.55		$10.05 to $10.09
Net Assets, End of Period (000's)	$88		$266		$98
Accumulation Units Outstanding, End of Period (000's)	6		21		10
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.07%	(f)	2.38%	(f)	0.02%	(d)(f)

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-49

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Delaware VIP Diversified Income Series- Standard Class Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	7.41% to 7.79%		26.20% to 26.64%		(5.11)% to (4.78)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$12.23 to $12.32		$9.69 to $9.73		$10.40 to $10.41
Accumulation Unit Value, End of Period Lowest to Highest	$13.14 to $13.28		$12.23 to $12.32		$9.69 to $9.73
Net Assets, End of Period (000's)	$7,591		$3,548		$1,181
Accumulation Units Outstanding, End of Period (000's)	574		289		121
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	4.13%	(f)	4.59%	(f)	0.00%	(d)(f)

	Delaware VIP International Value Equity Series- Standard Class Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	10.26% to 10.65%		33.92% to 34.39%		(42.77)% to (42.57)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$11.26 to $11.35		$8.41 to $8.44		$13.23 to $13.24
Accumulation Unit Value, End of Period Lowest to Highest	$12.42 to $12.55		$11.26 to $11.35		$8.41 to $8.44
Net Assets, End of Period (000's)	$6,292		$2,538		$210
Accumulation Units Outstanding, End of Period (000's)	502		224		25
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	3.55%	(f)	2.76%	(f)	0.00%	(d)(f)

	Delaware VIP Small Cap Value Series- Standard Class Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	31.48% to 31.94%		31.04% to 31.50%		(30.30)% to (30.05)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$26.16 to $26.35		$19.96 to $20.04		$27.29 to $27.32
Accumulation Unit Value, End of Period Lowest to Highest	$34.39 to $34.76		$26.16 to $26.35		$19.96 to $20.04
Net Assets, End of Period (000's)	$4,524		$746		$287
Accumulation Units Outstanding, End of Period (000's)	130		28		14
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%(d)
Ratio of Investment Income to Average Net Assets	0.45%	(f)	0.90%	(f)	0.00%	(d)(f)

B-50	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Franklin Income Securities Fund- Class 1 Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	12.19% to 12.58%		35.07% to 35.55%		(29.83)% to (29.59)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$16.70 to $16.82		$12.37 to $12.41		$17.11 to $17.13
Accumulation Unit Value, End of Period Lowest to Highest	$18.74 to $18.94		$16.70 to $16.82		$12.37 to $12.41
Net Assets, End of Period (000's)	$3,909		$1,756		$652
Accumulation Units Outstanding, End of Period (000's)	207		105		53
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%(d)
Ratio of Investment Income to Average Net Assets	6.43%	(f)	6.92%	(f)	2.67%	(d)(f)

	Franklin Small-Mid Cap Growth Securities Fund- Class 1 Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	27.17% to 27.62%		43.09% to 43.59%		(42.69)% to (42.49)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$19.17 to $19.31		$13.40 to $13.45		$20.59 to $20.61
Accumulation Unit Value, End of Period Lowest to Highest	$24.38 to $24.65		$19.17 to $19.31		$13.40 to $13.45
Net Assets, End of Period (000's)	$1,133		$487		$137
Accumulation Units Outstanding, End of Period (000's)	46		25		10
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(f)	0.00%	(f)	0.00%	(d)(f)

	Mutual Shares Securities Fund- Class 1 Sub-Account
	For the period ended				For the period February 5, 2008 (commencement of operations) to December 31, 2008
	2010		2009

Total Return Lowest to Highest (h)	10.80% to 11.19%		25.60% to 26.03%		(37.31)% to (37.09)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$16.07 to $16.19		$12.80 to $12.84		$18.88 to $18.90
Accumulation Unit Value, End of Period Lowest to Highest	$17.81 to $18.00		$16.07 to $16.19		$12.80 to $12.84
Net Assets, End of Period (000's)	$990		$705		$376
Accumulation Units Outstanding, End of Period (000's)	55		44		29
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.75%	(f)	2.20%	(f)	3.65%	(d)(f)

	Templeton Developing Markets Securities Fund-Class 1 Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	17.13% to 17.54%		72.29% to 72.89%		(52.90)% to (52.78)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$13.12 to $13.21		$7.61 to $7.63		$14.04 to $14.05
Accumulation Unit Value, End of Period Lowest to Highest	$15.36 to $15.53		$13.12 to $13.21		$7.61 to $7.63
Net Assets, End of Period (000's)	$4,222		$2,399		$137
Accumulation Units Outstanding, End of Period (000's)	273		182		18
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	1.32%	(f)	3.26%	(f)	0.60%	(d)(f)

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-51

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	ING Clarion Global Real Estate Portfolio—Class I Sub-Account
	For the period May 1, 2010 (commencement of operations) to December 31, 2010 Intelligent Variable Annuity

Total Return Lowest to Highest (h)	10.38% to 10.64%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$27.59 to $27.66
Net Assets, End of Period (000's)	$255
Accumulation Units Outstanding, End of Period (000's)	9
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	4.21%	(d)(f)

	Janus Aspen Forty Portfolio- Institutional Shares Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	6.11% to 6.48%		45.46% to 45.97%		(44.49)% to (44.29)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$33.30 to $33.54		$22.89 to $22.98		$36.87 to $36.90
Accumulation Unit Value, End of Period Lowest to Highest	$35.33 to $35.72		$33.30 to $33.54		$22.89 to $22.98
Net Assets, End of Period (000's)	$2,110		$1,480		$450
Accumulation Units Outstanding, End of Period (000's)	59		44		20
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.38%	(f)	0.04%	(f)	0.08%	(d)(f)

	Janus Aspen Overseas Portfolio- Institutional Shares Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	24.56% to 24.99%		78.49% to 79.11%		(52.40)% to (52.23)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$55.60 to $56.00		$31.15 to $31.27		$60.86 to $60.91
Accumulation Unit Value, End of Period Lowest to Highest	$69.25 to $69.99		$55.60 to $56.00		$31.15 to $31.27
Net Assets, End of Period (000's)	$5,627		$2,794		$242
Accumulation Units Outstanding, End of Period (000's)	81		50		8
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.74%	(f)	0.63%	(f)	(0.03)%	(d)(f)

B-52	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Janus Aspen Perkins Mid Cap Value Portfolio-Institutional Shares Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	14.97% to 15.37%		32.90% to 33.36%		(28.20)% to (27.95)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$16.16 to $16.28		$12.16 to $12.21		$16.37 to $16.39
Accumulation Unit Value, End of Period Lowest to Highest	$18.58 to $18.78		$16.16 to $16.28		$12.16 to $12.21
Net Assets, End of Period (000's)	$3,324		$3,370		$483
Accumulation Units Outstanding, End of Period (000's)	178		207		40
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.79%	(f)	0.72%	(f)	1.67%	(d)(f)

	Legg Mason ClearBridge Variable Aggressive Growth Portfolio- Class I Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	24.26% to 24.70%		33.76% to 34.23%		(40.70)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$12.99 to $13.09		$9.72		$15.30 to $15.31
Accumulation Unit Value, End of Period Lowest to Highest	$16.14 to $16.32		$12.99 to $13.09		$9.72
Net Assets, End of Period (000's)	$711		$217		$17
Accumulation Units Outstanding, End of Period (000's)	44		17		2
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.50%	(d)
Ratio of Investment Income to Average Net Assets	0.19%	(f)	0.00%	(f)	0.00%	(d)(f)

	Legg Mason Western Asset Variable Global High Yield Bond Portfolio- Class I Sub-Account
	For the period ended				For the period February 5, 2008 (commencement of operations) to December 31, 2008
	2010		2009

Total Return Lowest to Highest (h)	14.23% to 14.63%		54.63% to 55.17%		(31.24)% to (30.99)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$10.42 to $10.50		$6.74 to $6.77		$9.56 to $9.57
Accumulation Unit Value, End of Period Lowest to Highest	$11.90 to $12.03		$10.42 to $10.50		$6.74 to $6.77
Net Assets, End of Period (000's)	$2,245		$2,488		$387
Accumulation Units Outstanding, End of Period (000's)	187		237		57
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	9.20%	(f)	12.06%	(f)	10.94%	(d)(f)

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-53

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Legg Mason ClearBridge Variable Small Cap Growth Portfolio- Class I Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	24.43% to 24.87%		41.92% to 42.42%		(37.64)% to (37.48)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$13.38 to $13.48		$9.43 to $9.45		$14.36 to $14.37
Accumulation Unit Value, End of Period Lowest to Highest	$16.65 to $16.83		$13.38 to $13.48		$9.43 to $9.45
Net Assets, End of Period (000's)	$3,235		$134		$27
Accumulation Units Outstanding, End of Period (000's)	193		10		3
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(f)	0.00%	(f)	0.00%	(d)(f)

	MFS Growth Series- Initial Class Sub-Account
	For the period ended				For the period February 5, 2008 (commencement of operations) to December 31, 2008
	2010		2009

Total Return Lowest to Highest (h)	14.65% to 14.93%		36.85% to 37.19%		(37.79)% to (37.63)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.28 to $21.39		$15.55 to $15.59		$10.69 to $10.70
Accumulation Unit Value, End of Period Lowest to Highest	$24.40 to $24.59		$21.28 to $21.39		$15.55 to $15.59
Net Assets, End of Period (000's)	$484		$166		$66
Accumulation Units Outstanding, End of Period (000's)	20		8		4
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.35% to 0.60%		0.35% to 0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.08%	(f)	0.33%	(f)	0.00%	(d)(f)

	MFS Global Equity Series- Initial Class Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	11.69% to 12.08%		31.20% to 31.65%		(34.17)% to (33.94)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$13.36 to $13.45		$10.18 to $10.22		$13.93 to $13.94
Accumulation Unit Value, End of Period Lowest to Highest	$14.92 to $15.08		$13.36 to $13.45		$10.18 to $10.22
Net Assets, End of Period (000's)	$611		$614		$340
Accumulation Units Outstanding, End of Period (000's)	41		46		33
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.99%	(f)	1.88%	(f)	0.00%	(d)(f)

B-54	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	MFS Investors Growth Stock Series- Initial Class Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	11.80% to 12.19%		38.72% to 39.07%		(37.25)% to (37.03)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$10.29 to $10.34		$7.41 to $7.44		$22.34 to $22.36
Accumulation Unit Value, End of Period Lowest to Highest	$11.50 to $11.62		$10.29 to $10.34		$7.41 to $7.44
Net Assets, End of Period (000's)	$864		$384		$198
Accumulation Units Outstanding, End of Period (000's)	75		37		27
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.35% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.41%	(f)	0.75%	(f)	0.00%	(d)(f)

	MFS Utilities Series- Initial Class Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	13.13% to 13.52%		32.42% to 32.75%		(37.98)% to (37.82)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.28 to $28.42		$21.38 to $21.43		$31.54 to $31.56
Accumulation Unit Value, End of Period Lowest to Highest	$31.99 to $32.33		$28.28 to $28.42		$21.38 to $21.43
Net Assets, End of Period (000's)	$756		$467		$105
Accumulation Units Outstanding, End of Period (000's)	23		16		5
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.35% to 0.60%		0.25% to 0.50%	(d)
Ratio of Investment Income to Average Net Assets	3.05%	(f)	3.74%	(f)	0.00%	(d)(f)

	Neuberger Berman Advisers Management Trust Partners Portfolio- I Class Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	14.97% to 15.38%		55.14% to 55.69%		(52.68)% to (52.51)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$15.24 to $15.35		$9.82 to $9.86		$18.76 to $18.78
Accumulation Unit Value, End of Period Lowest to Highest	$17.52 to $17.71		$15.24 to $15.35		$9.82 to $9.86
Net Assets, End of Period (000's)	$653		$707		$205
Accumulation Units Outstanding, End of Period (000's)	37		46		21
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.50%	(d)
Ratio of Investment Income to Average Net Assets	0.60%	(f)	14.62%	(f)	0.82%	(d)(f)

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-55

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Neuberger Berman Advisers Management Trust Regency Portfolio- I Class Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	25.43% to 25.87%		45.69% to 46.20%		(46.14)% to (46.01)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$12.73 to $12.82		$8.74 to $8.76		$14.81 to $14.82
Accumulation Unit Value, End of Period Lowest to Highest	$15.97 to $16.14		$12.73 to $12.82		$8.74 to $8.76
Net Assets, End of Period (000's)	$655		$224		$52
Accumulation Units Outstanding, End of Period (000's)	41		17		6
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.35% to 0.50%(d)
Ratio of Investment Income to Average Net Assets	0.89%	(f)	1.92%	(f)	0.51%	(d)(f)

	PIMCO VIT All Asset Portfolio- Institutional Class Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	12.64% to 13.03%		21.01% to 21.43%		(16.21)% to (16.00)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$12.37 to $12.46		$10.22 to $10.25		$12.31 to $12.32
Accumulation Unit Value, End of Period Lowest to Highest	$13.93 to $14.08		$12.37 to $12.46		$10.22 to $10.25
Net Assets, End of Period (000's)	$2,376		$1,464		$190
Accumulation Units Outstanding, End of Period (000's)	169		118		19
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	7.35%	(f)	10.76%	(f)	7.84%	(d)(f)

	PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
	For the period ended				For the period February 5, 2008 (commencement of operations) to December 31, 2008
	2010		2009

Total Return Lowest to Highest (h)	11.16% to 11.55%		16.34% to 16.75%		(1.28)% to (0.94)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$14.74 to $14.85		$12.67 to $12.72		$13.38 to $13.39
Accumulation Unit Value, End of Period Lowest to Highest	$16.39 to $16.56		$14.74 to $14.85		$12.67 to $12.72
Net Assets, End of Period (000's)	$4,135		$2,491		$1,049
Accumulation Units Outstanding, End of Period (000's)	251		168		83
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	3.36%	(f)	3.28%	(f)	2.31%	(d)(f)

B-56	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	PIMCO VIT Real Return Portfolio- Institutional Class Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	7.62% to 8.01%		17.86% to 18.28%		(7.47)% to (7.15)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$13.78 to $13.88		$11.69 to $11.74		$13.19 to $13.21
Accumulation Unit Value, End of Period Lowest to Highest	$14.83 to $14.99		$13.78 to $13.88		$11.69 to $11.74
Net Assets, End of Period (000's)	$18,112		$11,946		$1,952
Accumulation Units Outstanding, End of Period (000's)	1,213		863		167
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	2.54%	(f)	3.10%	(f)	2.18%	(d)(f)

	PVC Equity Income Account- Class 1 Sub-Account						PVC MidCap Blend Account- Class 1 Sub-Account
	For the period ended				For the period February 5, 2008 (commencement of operations) to December 31, 2008		For the period ended 2010		For the period October 23, 2009 (commencement of operations) to December 31, 2009 Intelligent Variable Annuity
	2010		2009

Total Return Lowest to Highest (h)	15.48% to 15.89%		(19.29% to 19.71)%		(34.34)% to (34.17)%	(c)	23.36% to 23.79%		3.84% to 3.91%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$15.13 to $15.24		$12.68 to $12.71		$17.63 to $17.65		$13.62 to $13.72		$13.12 to $13.20
Accumulation Unit Value, End of Period Lowest to Highest	$17.47 to $17.66		$15.13 to $15.24		$12.68 to $12.71		$16.80 to $16.99		$13.62 to $13.72
Net Assets, End of Period (000's)	$7,852		$2,586		$181		$1,140		$684
Accumulation Units Outstanding, End of Period (000's)	447		170		14		67		50
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.35% to 0.60%	(d)	0.25% to 0.60%		0.25% to 0.60%
Ratio of Investment Income to Average Net Assets	4.40%	(f)	6.51%	(f)	0.00%	(d)(f)	2.45%	(f)	0.00%	(d)(f)

	Prudential Series Fund- Jennison 20/20 Focus Portfolio- Class II Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	6.72% to 7.10%		56.46% to 57.01%		(39.76)% to (39.55)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$16.40 to $16.52		$10.48 to $10.54		$15.71 to $15.72
Accumulation Unit Value, End of Period Lowest to Highest	$17.50 to $17.69		$16.40 to $16.52		$10.48 to $10.54
Net Assets, End of Period (000's)	$2,666		$2,033		$240
Accumulation Units Outstanding, End of Period (000's)	151		123		23
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	(f)	0.00%	(f)	0.00%	(d)(f)

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-57

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

	Prudential Series Fund- Natural Resources Portfolio- Class II Sub- Account
	For the period ended				For the period February 5, 2008 (commencement of operations) to December 31, 2008
	2010		2009

Total Return Lowest to Highest (h)	26.72% to 27.16%		75.36% to 75.97%		(53.47)% to (53.30)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$54.88 to $55.27		$31.29 to $31.46		$62.09 to $62.14
Accumulation Unit Value, End of Period Lowest to Highest	$69.54 to $70.29		$54.88 to $55.27		$31.29 to $31.46
Net Assets, End of Period (000's)	$3,176		$1,756		$251
Accumulation Units Outstanding, End of Period (000's)	45		32		8
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.06%	(f)	0.24%	(f)	0.03%	(d)(f)

	Prudential Series Fund- Value Portfolio- Class II Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	12.71% to 13.10%		40.54% to 41.04%		(42.90)% to (42.70)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.66 to $21.82		$15.41 to $15.47		$24.84 to $24.86
Accumulation Unit Value, End of Period Lowest to Highest	$24.41 to $24.68		$21.66 to $21.82		$15.41 to $15.47
Net Assets, End of Period (000's)	$5,346		$2,008		$343
Accumulation Units Outstanding, End of Period (000's)	218		92		22
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.31%	(f)	1.08%	(f)	0.00%	(d)(f)

	Royce Capital Fund Micro-Cap Portfolio- Investment Class Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	29.18% to 29.64%		57.10% to 57.65%		(43.61)% to (43.41)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$13.26 to $13.36		$8.44 to $8.47		$13.75 to $13.76
Accumulation Unit Value, End of Period Lowest to Highest	$17.13 to $17.31		$13.26 to $13.36		$8.44 to $8.47
Net Assets, End of Period (000's)	$1,345		$605		$156
Accumulation Units Outstanding, End of Period (000's)	78		45		19
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	2.74%	(f)	0.00%	(f)	4.97%	(d)(f)

B-58	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

continued

	Royce Capital Fund Small-Cap Portfolio- Investment Class Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	19.80% to 20.22%		34.40% to 34.86%		(27.62)% to (27.36)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$10.15 to $10.23		$7.55 to $7.58		$10.01 to $10.02
Accumulation Unit Value, End of Period Lowest to Highest	$12.16 to $12.30		$10.15 to $10.23		$7.55 to $7.58
Net Assets, End of Period (000's)	$3,220		$1,515		$286
Accumulation Units Outstanding, End of Period (000's)	263		148		38
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.25% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.15%	(f)	0.00%	(f)	1.31%	(d)(f)

	Wanger International Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	24.17% to 24.61%		48.89% to 49.41%		(45.93)% to (45.79)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$35.44 to $35.70		$23.80 to $23.87		$39.08 to $39.11
Accumulation Unit Value, End of Period Lowest to Highest	$44.01 to $44.48		$35.44 to $35.70		$23.80 to $23.87
Net Assets, End of Period (000's)	$1,496		$748		$85
Accumulation Units Outstanding, End of Period (000's)	34		21		4
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	2.75%	(f)	3.13%	(f)	0.00%	(d)(f)

	Wanger Select Sub-Account
	For the period ended 2010		For the period ended 2009		For the period February 5, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (h)	25.81% to 26.25%		65.19% to 65.77%		(49.39)% to (49.25)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.48 to $23.65		$14.21 to $14.25		$25.59 to $25.62
Accumulation Unit Value, End of Period Lowest to Highest	$29.54 to $29.85		$23.48 to $23.65		$14.21 to $14.25
Net Assets, End of Period (000's)	$1,085		$1,078		$67
Accumulation Units Outstanding, End of Period (000's)	36		46		5
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%		0.25% to 0.60%		0.35% to 0.60%	(d)
Ratio of Investment Income to Average Net Assets	0.49%	(f)	0.00%	(f)	0.00%	(d)(f)

See notes to financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-59

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	concluded

	Wanger USA Sub-Account
	For the period ended		For the period February 5, 2008 (commencement of operations) to December 31, 2008
	2010	2009

Total Return Lowest to Highest (h)	22.61% to 23.04%	41.38% to 41.87%	(40.05)% to (39.84)%	(c)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$30.72 to $30.95	$21.73 to $21.81	$33.07 to $33.09
Accumulation Unit Value, End of Period Lowest to Highest	$37.67 to $38.08	$30.72 to $30.95	$21.73 to $21.81
Net Assets, End of Period (000's)	$695	$430	$43
Accumulation Units Outstanding, End of Period (000's)	18	14	2
Ratio of Expenses to Average Net Assets Lowest to Highest (g)	0.25% to 0.60%	0.25% to 0.60%	0.25% to 0.60%(d)
Ratio of Investment Income to Average Net Assets	0.00%(f)	0.00%(f)	0.00%	(d)(f)

B-60	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to financial statements

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY
December 31, 2010
Page
B-62	Report of Independent Auditors

Statutory–Basis Financial Statements:
B-63	Statements of Admitted Assets, Liabilities and Capital and Surplus
B-64	Statements of Operations
B-65	Statements of Changes in Capital and Surplus
B-66	Statements of Cash Flows
B-67	Notes to Financial Statements

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
B-88	Report of Management Responsibility
B-89	Report of Independent Auditors

Statutory–Basis Financial Statements:
B-90	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-91	Statements of Operations
B-92	Statements of Changes in Capital and Contingency Reserves
B-93	Statements of Cash Flows
B-94	Notes to Financial Statements

Single Premium Immediate Annuities ■ Statement of Additional Information	B-61

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and surplus of TIAA-CREF Life Insurance Company (the “Company”) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on December 31, 2009, the Company adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes-Revised, A Temporary Replacement of SSAP No.10.

As discussed in Note 2 to the financial statements, as of July 1, 2009, the Company adopted Statement of Statutory Accounting Principles No. 43R, Loan-backed and Structured Securities.

/s/ PricewaterhouseCoopers LLP

April 12, 2011

B-62	Statement of Additional Information ■ Single Premium Immediate Annuities

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

	December 31,
(in thousands)	2010	2009

ADMITTED ASSETS
Bonds	$2,518,764	$2,385,576
Preferred stocks	7,343	5,502
Mortgage loans	52,651	61,415
Other long-term investments	1,097	—
Cash, cash equivalents and short-term investments	88,008	110,885
Contract loans	4,025	1,828
Investment income due and accrued	30,512	30,123
Federal income tax recoverable from TIAA	3,206	755
Net deferred federal income tax asset	6,149	8,799
Other assets	10,797	10,493
Separate account assets	848,443	703,712
Total admitted assets	$3,570,995	$3,319,088

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$2,341,156	$2,263,530
Asset valuation reserve	7,805	292
Interest maintenance reserve	6,174	4,983
Other liabilities	21,972	16,835
Separate account liabilities	823,307	680,135
Total liabilities	3,200,414	2,965,775

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	357,500	357,500
Surplus (Deficit)	10,581	(6,687)
Total capital and surplus	370,581	353,313
Total liabilities, capital and surplus	$3,570,995	$3,319,088

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-63

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
	2010	2009	2008
	(in thousands)

REVENUES
Insurance and annuity premiums and other considerations	$218,934	$232,200	$169,340
Net investment income	129,279	131,115	123,083
Total revenues	$348,213	$363,315	$292,423

EXPENSES
Policy and contract benefits	$125,285	$142,267	$155,949
Increase in policy and contract reserves	74,327	55,901	36,718
Net operating expenses	46,493	42,778	40,429
Net transfers to separate accounts	48,360	75,252	20,880
Other benefits and expenses	19,446	22,759	22,878
Total expenses	$313,911	$338,957	$276,854

Income before federal income tax and net realized capital losses	34,302	24,358	15,569
Federal income tax expense	8,509	11,922	4,005
Net realized capital losses less capital gains taxes, after transfers to the interest maintenance reserve	(849)	(19,452)	(73,040)
Net income (loss)	$24,944	$(7,016)	$(61,476)

B-64	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
	(in thousands)
Balance, December 31, 2007	$2,500	$287,500	$42,130	$332,130
Net loss			(61,476)	(61,476)
Net unrealized capital gains on investments			759	759
Change in asset valuation reserve			9,418	9,418
Change in surplus in separate accounts			(3)	(3)
Change in net deferred income tax			24,289	24,289
Change in non-admitted assets:
Deferred federal income tax asset			(24,599)	(24,599)
Deferred premium asset limitation			(540)	(540)
Other assets			(152)	(152)
Prior year income adjustment			505	505
Balance, December 31, 2008	$2,500	$287,500	$(9,669)	$280,331

Net loss			(7,016)	(7,016)
Net unrealized capital loss on investments			(1,706)	(1,706)
Change in asset valuation reserve			616	616
Change in accounting principle (SSAP 43R)			4,290	4,290
Change in accounting principle (SSAP 10R)			3,967	3,967
Change in surplus in separate accounts			3,436	3,436
Change in liability for reinsurance in unauthorized companies			(1,692)	(1,692)
Change in net deferred income tax			9,286	9,286
Change in non-admitted assets:
Deferred federal income tax asset			(6,650)	(6,650)
Deferred premium asset limitation			(609)	(609)
Other invested assets			(1,089)	(1,089)
Other assets			149	149
Capital contribution		70,000		70,000
Balance, December 31, 2009	$2,500	$357,500	$(6,687)	$353,313

Net income			24,944	24,944
Net unrealized capital loss on investments			(672)	(672)
Change in asset valuation reserve			(7,513)	(7,513)
Change in surplus in separate accounts			455	455
Change in liability for reinsurance in unauthorized companies			1,692	1,692
Change in net deferred income tax			(2,676)	(2,676)
Change in non-admitted assets:
Deferred federal income tax asset			213	213
Amount recoverable from reinsurers			(225)	(225)
Deferred premium asset limitation			146	146
Incremental deferred federal income tax asset			(189)	(189)
Other invested assets			1,089	1,089
Other assets			4	4
Balance, December 31, 2010	$2,500	$357,500	$10,581	$370,581

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-65

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
(in thousands)	2010	2009	2008

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$218,701	$233,062	$167,633
Miscellaneous income	11,419	11,038	11,086
Net investment income	140,012	149,949	159,979
Total Receipts	370,132	394,049	338,698
Policy and contract benefits	125,883	142,795	155,756
Operating expenses	52,128	46,194	43,853
Federal income tax expense	10,960	12,470	3,457
Net transfers to separate accounts	50,081	75,912	38,763
Total Disbursements	239,052	277,371	241,829
Net cash from operations	131,081	116,678	96,869

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	458,699	477,366	692,794
Stocks	—	4,846	3,853
Mortgage loans	8,452	19,407	9,511
Miscellaneous proceeds	5,163	259	75
Cost of investments acquired:
Bonds	603,084	731,034	752,219
Stocks	1,968	2,925	2,800
Miscellaneous applications	—	—	3,093
Net increase in contract loans	2,197	735	276
Net cash used for investments	(134,935)	(232,816)	(52,155)

CASH FROM FINANCING AND OTHER
Additional paid in capital	—	70,000	—
Net deposits on deposit-type contracts funds	(22,396)	51,796	13,995
Other cash provided (applied)	3,374	234	(15,282)
Net cash used by financing and other	(19,022)	122,030	(1,287)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(22,877)	5,892	43,427
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	110,885	104,993	61,566

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$88,008	$110,885	$104,993

B-66	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term-life insurance and single premium immediate annuities.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”); a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates.

The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. Under this approach the deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy rather than the premium mode of the reinsurance agreement.

	For The Years Ended December 31,
(in thousands)	2010	2009	2008
Net Income (Loss), New York SAP	$24,944	$(7,016)	$(61,476)
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	87	101	80
Deferred and Payout Annuities issued after 2000	(1)	(1)	(2)
Net Income (Loss), NAIC SAP	$25,030	$(6,916)	$(61,398)
Capital and Surplus, New York SAP	$370,581	$353,313	$280,331
New York SAP Prescribed Practices:
Deferred Premium Asset Limitation	24,903	25,049	24,440
Additional Reserves for:
Term Conversions	1,133	1,045	944
Deferred and Payout Annuities issued after 2000	2	3	4
Capital and Surplus, NAIC SAP	$396,619	$379,410	$305,719

Generally Accepted Accounting Principles in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows.

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the expected lives of the policies issued rather than being charged to operations when incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

Single Premium Immediate Annuities ■ Statement of Additional Information	B-67

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in either earnings or other comprehensive income. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Annuities that do not subject the Company to significant insurance risk are classified as investment contracts rather than being classified as insurance contracts as they are under NAIC SAP;

•

Declines in fair value of derivatives are recorded through earnings rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Changes in future cash flows and expected prepayment speeds are evaluated quarterly. Loan-backed and structured securities are reported at the lower of cost or fair value when rated NAIC 6 or when determined to be held for sale.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

Loan-backed and structured securities that the Company has the intent and ability to hold are considered other-than-temporarily impaired when the Company does not expect to recover the entire amortized cost basis of the security, and the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the security’s effective interest rate.

Loan-backed and structured securities that the Company intends to sell or does not have the intent and ability to retain for a period of time sufficient to recover the amortized cost basis are written down to fair value and the amount of the other-than-temporary impairment recognized as a realized loss is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and

B-68	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments were generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values were determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6, which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other than temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans are generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition, excluding investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase, and are stated at amortized cost.

Contract Loans: Contract loans are stated at outstanding principal balances.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are carried at the Company’s percentage of the underlying GAAP equity as reflected on the respective entity’s financial statements. The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When deemed to be other-than-temporarily impaired, the investment is written down to estimated fair value.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company may include, but are not limited to, foreign currency, interest rate and credit default swaps, foreign currency forwards, options and interest rate cap contracts.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being

Single Premium Immediate Annuities ■ Statement of Additional Information	B-69

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under the same netting agreement.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond, excluding loan-backed and structured securities, sold is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was never a 6 during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5 or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond, excluding loan-backed and structured securities, sold is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction. OTTI for non-loan backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally investments in other long-term investments, furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax (“DFIT”) assets. The non-admitted portion of the DFIT asset was $37,566 thousand and $37,592 thousand at December 31, 2010 and 2009, respectively. Other non-admitted assets were $25,128 thousand and $26,141 thousand at December 31, 2010 and 2009, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

The Company performs Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals that represent a return to the contract holders.

Application of New Accounting Pronouncements: SSAP 100, Fair Value Measurements, effective December 31, 2010, defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value. This standard applies under other accounting pronouncements that require or permit fair value measurements, but this standard does not require any new fair value amendments. The Company adopted this guidance effective December 31, 2010; however, it did not have a material impact on the Company’s financial statements.

SSAP 56—Separate Accounts—Revised disclosures, adopted September 2009 and required within the 2010 annual financial statements. The revised disclosures require disclosure on the general nature of the entity’s separate account business, an

B-70	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

identification of the separate account assets that are legally insulated from the general account claims, identification of the separate account products that have guarantees backed by the general account and a discussion of securities lending transactions within the separate account.

SSAP No. 43R—Loan-backed and Structured Securities—Revised, effective September 30, 2009, which superseded SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, provides statutory accounting guidance for loan-backed and structured securities and incorporates certain principles underlying recent changes in GAAP OTTI guidance for statutory reporting. The financial impact in 2009 of the adoption of SSAP No. 43R at September 30, 2009, by the Company, was a $4,290 thousand increase in surplus as an adjustment as of July 1, 2009 and was recognized as a cumulative effect due to a change in accounting principle.

SSAP No. 43R guidance results in an OTTI recorded through earnings for the difference between amortized cost and the present value of discounted cash flows of structured securities. Declines in fair value related to non-credit declines are not recognized in earnings and only require disclosure if the entity has the intent and ability to hold to recovery. The guidance requires a recognized realized loss recorded in earnings for the difference between fair value and amortized cost if the entity intends or is required to sell the investment at the measurement date. The entity is required to evaluate discounted cash flows quarterly to assess credit deterioration.

For reporting periods beginning on or after January 1, 2009, SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 – Loan-backed and Structured Securities established statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement was accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods were required.

SSAP No. 10R – Revised, Income Taxes, was effective as of December 31, 2009 for the 2009 annual financial statements and the 2010 and 2011 interim and annual financial statements only. For entities that meet specified capital requirements, the revised statement increases the admitted DFIT asset ceiling by increasing the limit from 10 to 15 percent of capital and surplus and by extending the recoverable period from 1 to 3 years. The change resulting from the modification of this statement was accounted for as a change in accounting principle in 2009. The Company’s adoption of SSAP 10R resulted in an additional of $3,778 thousand and $3,967 thousand of admitted deferred tax assets recognized as of December 31, 2010 and 2009, respectively. The statement is applicable through 2011 and incorporates additional disclosures for tax-planning strategies.

For reporting periods beginning on or after January 1, 2009, SSAP No. 99—Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment, establishes standards for the treatment of premiums or discounts applicable to certain securities subsequent to the recognition of an OTTI. The other-than-temporarily impaired security is recorded as if the security had been purchased on the measurement date of the OTTI. The discount or reduced premium associated with the other-than-temporarily impaired security, based on the new cost basis, is amortized over the remaining life of the security, to the extent recoverable in a prospective manner based on the amount and timing of future estimated cash flows. The change resulting from the adoption of this statement is accounted for prospectively. No cumulative effect adjustment or application of the new guidance to prior events or periods is required. The Company adopted this guidance January 1, 2009.

Note 3—long term bonds and preferred stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, 2010 and 2009 are shown below (in thousands):

		2010 Excess of
	Book/ Adjusted Carrying Value	Fair Value over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$93,343	$3,582	$(1,835)	$95,090
States, territories & possessions	13,968	369	(151)	14,186
Political subdivisions of states, territories, & possessions	2,562	60	—	2,622
Special revenue & special assessment, non-guaranteed agencies & government	223,041	16,483	(9,109)	230,415
Industrial & miscellaneous	2,148,222	130,072	(38,078)	2,240,216
Credit tenant loans	7,405	1,312	—	8,717
Hybrids	30,223	139	(955)	29,407
Total bonds	2,518,764	152,017	(50,128)	2,620,653
Preferred stocks	7,343	640	—	7,983
Total bonds and preferred stocks	$2,526,107	$152,657	$(50,128)	$2,628,636

Single Premium Immediate Annuities ■ Statement of Additional Information	B-71

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

		2009 Excess of
	Book/ Adjusted Carrying Value	Fair Value over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$22,374	$2,042	$(239)	$24,177
States, territories & possessions	8,997	415	—	9,412
Political subdivisions of states, territories, & possessions	2,564	18	—	2,582
Special revenue & special assessment, non-guaranteed agencies & government	222,329	10,884	(7,652)	225,561
Industrial & miscellaneous	2,088,874	106,516	(69,403)	2,125,987
Hybrids	40,438	913	(3,938)	37,413
Total bonds	2,385,576	120,788	(81,232)	2,425,132
Preferred stocks	5,502	481	—	5,983
Total bonds and preferred stocks	$2,391,078	$121,269	$(81,232)	$2,431,115

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, rating agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2010 and 2009, were not deemed to be other than temporarily impaired.

Unrealized Losses on Bonds and Preferred Stocks: The gross unrealized losses and estimated fair values for bonds and preferred stocks by the length of time that individual securities had been in a continuous unrealized loss position for 2010 and 2009, are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2010
All other bonds	$340,504	$(9,088)	$331,416	$102,122	$(5,818)	$96,304
Loaned-backed and structured bonds	768	(44)	724	143,452	(37,668)	105,784
Total bonds	$341,272	$(9,132)	$332,140	$245,574	$(43,486)	$202,088
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$341,272	$(9,132)	$332,140	$245,574	$(43,486)	$202,088

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2009
All other bonds	$105,810	$(2,385)	$103,425	$172,192	$(14,083)	$158,109
Loaned-backed and structured bonds	23,985	(3,402)	20,583	198,733	(63,232)	135,501
Total bonds	$129,795	$(5,787)	$124,008	$370,925	$(77,315)	$293,610
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$129,795	$(5,787)	$124,008	$370,925	$(77,315)	$293,610

B-72	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

For 2010, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in manufacturing (20%), public utilities (22%) and U.S. and other governments (20%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

For 2010, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (56%) and asset backed securities (25%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

For 2009, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in residential mortgage-backed securities (56%). The preceding percentage was calculated as a percentage of the gross unrealized loss.

For 2009, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (59%) and asset-backed securities (19%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline in fair value is primarily attributable to diminished market liquidity during the holding period as opposed to long term credit quality. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other–than-temporarily impaired.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2010			December 31, 2009
	Carrying Value	% of Total	Estimated Fair Value	Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$175,285	7.0%	$178,009	$189,365	7.9%	$197,884
Due after one year through five years	1,172,054	46.5	1,248,171	1,204,102	50.5	1,269,766
Due after five years through ten years	264,620	10.5	277,984	120,713	5.1	130,286
Due after ten years	533,028	21.2	557,391	385,245	16.1	392,566
Subtotal	2,144,987	85.2	2,261,555	1,899,425	79.6	1,990,502
Residential mortgage-backed securities	197,209	7.8	211,229	208,161	8.7	213,975
Commercial mortgage-backed securities	100,553	4.0	78,914	127,760	5.4	82,779
Asset-backed securities	76,015	3.0	68,955	150,230	6.3	137,876
Subtotal	373,777	14.8	359,098	486,151	20.4	434,630
Total	$2,518,764	100.0%	$2,620,653	$2,385,576	100.0%	$2,425,132

For the year ended December 31, 2010, the preceding table includes NAIC 6 long-term bond investments totaling approximately $245 thousand of which $244 thousand are categorized as residential mortgage-backed securities.

For the year ended December 31, 2010, the preceding table includes under asset-backed securities sub-prime mortgage investments totaling $24,418 thousand. One hundred percent (100%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2009, the preceding table includes NAIC 6 long-term bond investments totaling approximately $1,508 thousand of which $1,125 thousand are categorized as one year or less and $383 thousand are categorized as residential mortgage-backed securities.

For the year ended December 31, 2009, the preceding table includes under asset-backed securities is the Company’s exposure to sub-prime mortgage investments totaling $34,080 thousand. Eighty-five percent (85%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2010	2009
Manufacturing	20.2%	16.8%
Public utilities	17.8	16.9
Finance and financial services	13.4	15.3
Oil and gas	8.9	10.0
Residential mortgage-backed securities	7.8	8.7
Communication	5.1	5.4
Commercial mortgage-backed securities	4.0	5.4
Services	4.0	3.3
U.S. and other governments	3.7	1.0
Transportation	3.5	3.0
Retail and wholesale trade	3.4	3.1
Asset-backed securities	3.0	6.3
Revenue and Special Obligation	2.0	1.5
Mining	1.6	1.7
Real estate investment trusts	1.0	0.9

Single Premium Immediate Annuities ■ Statement of Additional Information	B-73

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

	2010	2009
Credit Tenant Loans	0.3%	0.3%
Other	0.3	0.4
Total	100.0%	100.0%

Troubled Debt Restructuring: During 2010 and 2009, the Company recorded bonds and stocks with book values aggregating $916 thousand and $208 thousand through troubled debt restructurings. When restructuring troubled debt, the Company generally accounts for assets at their fair value at the time of restructuring or at the book value of the assets given up if lower. If the fair value is less than the book value of the assets given up, the required write-down is recognized as a realized capital loss.

Exchanges: The Company acquired bonds and stocks through exchanges aggregating $29,943 thousand and $43,618 thousand during the year ended December 31, 2010 and 2009, respectively. When exchanging securities, the Company generally accounts for assets at their fair value, unless the exchange was as a result of restricted securities under SEC rule 144A exchanged for unrestricted securities, which are accounted for at book value.

For the years ended December 31, 2010 and 2009, the Company did not have any bonds and stocks denominated in foreign currency.

Debt securities amounting to approximately $8,546 thousand and $8,612 thousand at December 31, 2010 and 2009, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company does not have any restricted preferred stock.

LOAN-BACKED AND STRUCTURED SECURITIES

Prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type and vintage.

The Company had no OTTI on securities which it lacked the ability to hold or had the intent to sell for the twelve month period ended December 31, 2010.

The following table represents OTTI on securities with the intent to sell (in thousands):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-Interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter of 2009
a. Intent to sell	$1,875	$—	$454	$1,421
b. Inability or lack of intent to retain	—	—	—	—
Total 1st Quarter	$1,875	$—	$454	$1,421

Annual Aggregate Total		$—	$454

For the quarters ending June 30, 2009, September 30, 2009 and December 31, 2009 there were no impairments recorded due to intent to sell.

The following table represents loan-backed and structured securities with a recognized OTTI and currently held at December 31, 2010 where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars):

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
361849N57	$10,019,085	$9,845,076	$(174,009)	$9,845,076	$6,149,360	Q4 2010
525221EB9	4,506,525	4,491,161	(15,364)	4,491,161	3,593,739	Q4 2010
52521RAS0	1,893,411	1,794,754	(98,657)	1,794,754	1,195,473	Q4 2010
52521RAS0	2,357,222	1,999,845	(357,377)	1,999,845	1,262,735	Q3 2010
525221EB9	4,788,617	4,629,945	(158,672)	4,629,945	3,612,550	Q3 2010
52522HAJ1	371,254	361,530	(9,724)	361,530	353,716	Q3 2010
525221JV0	1,386,866	1,343,150	(43,716)	1,343,150	1,389,414	Q2 2010
05948KZV4	821,818	799,825	(21,993)	799,825	738,142	Q2 2010
05948KZW2	174,319	172,059	(2,260)	172,059	277,185	Q2 2010
126171AQ0	4,279,102	3,221,462	(1,057,640)	3,221,462	1,920,795	Q2 2010
161551GA8	3,525	3,112	(413)	3,112	1,742	Q2 2010
52521RAS0	2,469,848	2,467,918	(1,930)	2,467,918	1,318,571	Q2 2010
525221JV0	1,204,722	1,143,027	(61,695)	1,143,027	1,219,172	Q2 2010
161551GA8	3,552	3,547	(5)	3,547	1,616	Q1 2010
05948KZV4	1,663,136	873,300	(789,836)	873,300	712,928	Q1 2010
05948KZW2	401,049	196,541	(204,508)	196,541	284,834	Q1 2010
525221EB9	4,971,258	4,803,741	(167,517)	4,803,741	3,475,458	Q1 2010
52521RAS0	2,782,285	2,514,992	(267,293)	2,514,992	1,353,507	Q1 2010
76113GAC2	981,879	350,473	(631,406)	350,473	382,698	Q1 2010
126171AQ0	4,979,133	4,294,375	(684,758)	4,294,375	1,184,275	Q4 2009
161551GA8	8,692	3,568	(5,124)	3,568	727	Q4 2009
525221EB9	4,999,219	4,976,531	(22,688)	4,976,531	2,699,322	Q4 2009

B-74	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
33848JAC9	$4,999,895	$3,183,306		$(1,816,589)	$3,183,306	$2,894,035	Q3 2009
12670BAC3	4,339,615	2,216,710		(2,122,905)	2,216,710	1,555,649	Q3 2009
161551GA8	3,129	—	²	(2,168)	961	961	Q2 2009
52521RAS0	3,173,729	—	²	(1,672,517)	1,501,212	1,501,212	Q2 2009
015386AD7	1,875,000	—	²	(453,600)	1,421,400	1,421,400	Q1 2009
161551GA8	6,290	—	²	(5,623)	667	667	Q1 2009
05948KZV4	5,974,533	—	²	(4,889,875)	1,084,658	1,084,658	Q4 2008
05948KZW2	1,289,001	—	²	(942,174)	346,827	346,827	Q4 2008
161551GA8	12,971	—	²	(6,764)	6,207	6,207	Q4 2008
76113GAC2	4,756,743	—	²	(4,437,090)	319,653	319,653	Q4 2008
20847TBL4	2,370,132	—	²	(1,780,189)	589,943	589,943	Q4 2008
05948KZW2	1,577,833	1,337,678	¹	(240,155)	1,337,678	594,025	Q3 2008
05948KZW2	2,447,525	1,626,116	¹	(821,409)	1,626,116	1,103,004	Q2 2008
Total				$(23,967,643)

[1]	Impairment based on undiscounted cash flows

[2]	Impairment based on Fair Value

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The Company did not originate conventional loans or acquire mezzanine loans during 2010 or 2009; therefore, there was no coupon rate or maximum percentage of any one loan to the value of the security at the time of the originated loans for 2010 or 2009.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values are written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale are written down to the current fair value of the loan.

There were no investments in impaired mortgage loans at December 31, 2010 and 2009, respectively.

There were no allowances for mortgage loan credit losses where any impairment was determined to be temporary at December 31, 2010 and 2009, respectively.

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic region (in thousands):

	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type
Shopping centers	$29,375	55.8%	$37,663	61.3%
Office building	17,995	34.2	18,360	29.9
Apartments	5,281	10.0	5,392	8.8
Total	$52,651	100.0%	$61,415	100.0%

	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic Region
North Central	$20,614	39.2%	$20,614	33.5%
South Atlantic	17,995	34.2	26,460	43.1
Mountain	8,761	16.6	8,949	14.6
South Central	5,281	10.0	5,392	8.8
Total	$52,651	100.0%	$61,415	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

The entire mortgage portfolio in the North Central region consists of investments in Ohio at December 31, 2010 and 2009. The entire mortgage portfolio in the South Atlantic region consists of investments in the District of Columbia at December 31, 2010 and 2009.

Scheduled Mortgage Loan Maturities: The following table sets forth the contractual maturity schedule of mortgage loans (in thousands):

	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$21,382	40.6%	$1,119	1.8%
Due after one year through five years	31,269	59.4	54,374	88.5
Due after five years through ten years	—	—	2,885	4.7
Due after ten years	—	—	3,037	5.0
Total	$52,651	100.0%	$61,415	100.0%

Single Premium Immediate Annuities ■ Statement of Additional Information	B-75

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2010 and 2009. When restructuring mortgage loans, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more that 180 days past due at December 31, 2010 or 2009.

During 2010 and 2009, the Company did not reduce the interest rate of outstanding loans.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2010 and 2009.

The Company has no reverse mortgages as of December 31, 2010 and 2009.

The Company has no mortgage loans denominated in foreign currency as of December 31, 2010 and 2009.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage loan portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—subsidiaries and affiliates

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. Agency’s carrying value of $1,097 thousand at December 31, 2010 is included in other long-term investments on the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves. Agency’s carrying value of $1,089 thousand at December 31, 2009 was non-admitted. The carrying value of Agency was not other than temporary impaired for the years ended December 31, 2010 or 2009.

At December 31, 2010 and 2009, there were no net amounts due from subsidiaries and affiliates.

Note 6—commitments

At December 31, 2010, the Company had no outstanding commitments to fund future investments.

Note 7—investment income and capital gains and losses

Net Investment Income: The components of net investment income were as follows (in thousands):

	2010	2009	2008
Bonds	$127,521	$127,789	$115,087
Stocks	458	252	4,128
Mortgage loans	1,533	1,806	3,765
Cash, cash equivalents and short-term investments	705	2,672	1,893
Other long-term investments	142	17	(95)
Total gross investment income	$130,359	$132,536	$124,778
Less investment expenses	(1,666)	(2,215)	(3,011)
Net investment income before amortization of IMR	128,693	130,321	121,767
Amortization of IMR	586	794	1,316
Net investment income	$129,279	$131,115	$123,083

The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Due and accrued income is excluded from net investment income for bonds and preferred stocks and in default over 90 days past due and mortgage loans in default with interest 180 days past due which has been assessed as collectible. Total due and accrued income excluded from net income was $0 for both years ended December 31, 2010, 2009 and $2 thousand for the year ended December 31, 2008.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31 were as follows (in thousands):

	2010	2009	2008
Bonds	$1,225	$(17,575)	$(52,575)
Stocks	(127)	1,480	(18,417)
Mortgage loans	(342)	—	3,217
Derivative instruments	171	—	(3,093)
Cash, cash equivalent and short-term investments	1	259	76
Total before capital gains taxes and transfers to IMR	928	(15,836)	(70,792)
Transfers to IMR	(1,777)	(3,616)	(2,248)
Capital gains taxes	—	—	—
Net realized capital losses less capital gains taxes, after transfers to IMR	$(849)	$(19,452)	$(73,040)

Reflected in the table above as realized capital losses are write-downs of bonds resulting from impairments that were considered to be other-than-temporary were $4,189 thousand, $21,280 thousand and $48,451 thousand for the years ended December 31, 2010, 2009 and 2008, respectively. Write-downs of preferred stocks resulting from impairments that are considered to be other-than-temporary were $127 thousand, $0 and $15,778 thousand for the years ended December 31, 2010, 2009 and 2008, respectively. Write-downs of mortgages resulting from impairments that were considered to be other-than-temporary were $2,379 thousand for the year ended December 31, 2010 and $0 for the years ended December 31, 2009 and 2008, respectively.

B-76	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2010, 2009 and 2008 were $62,289 thousand, $64,398 thousand and $55,617 thousand, respectively. Gross gains of $7,041 thousand, $7,497 thousand and $6,245 thousand, and gross losses, excluding impairments considered to be other-than-temporary, of $1,627 thousand, $3,792 thousand and $10,369 thousand were realized during 2010, 2009 and 2008, respectively.

Wash Sales: The Company does not engage in the practice of wash sales. There were no NAIC 3—6 securities sold and reacquired within 30 days of the sale date during the years ended December 31, 2010 and 2009.

Unrealized Capital Gains and Losses: For the years ended December 31, 2010, 2009 and 2008, the net change of unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in carrying value of investments was approximately $(672) thousand, $(1,706) thousand and $759 thousand, respectively.

Note 8—disclosures about fair value of financial instruments

Fair Value of Financial Instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party’s pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following table represents the carrying value and estimated fair value of the Company’s financial instruments (in thousands):

	December 31, 2010		December 31, 2009
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets
Bonds	$2,518,764	$2,620,653	$2,385,576	$2,425,132
Preferred stocks	$7,343	$7,984	$5,502	$5,983
Mortgage loans	$52,651	$52,566	$61,415	$59,479
Cash, cash equivalents and short-term investments	$88,008	$88,008	$110,885	$110,885
Contract loans	$4,025	$4,025	$1,828	$1,828
Separate account assets	$848,443	$848,443	$703,712	$703,712
Liabilities
Liability for deposit-type contracts	$973,202	$973,202	$969,703	$969,703
Separate account liabilities	$823,307	$823,307	$680,135	$680,135

The estimated fair values of the financial instrument presented above were determined by the Company using market information available as of December 31, 2010 and 2009. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

ASSETS AND LIABILITIES MEASURED AND REPORTED AT FAIR VALUE

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1: Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2: Inputs are inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

Single Premium Immediate Annuities ■ Statement of Additional Information	B-77

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,
•	Inputs other than quoted prices that are observable for the asset or liability,
•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3: Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value at December 31, 2010 (in thousands):

Description	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$—	$4,458	$4,458
Separate accounts assets, net	751,091	97,352	—	848,443
Total assets at fair value	$751,091	$97,352	$4,458	$852,901

Total liabilities at fair value	$—	$—	$—	$—

Level 1 financial instruments

Separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities.

Level 2 financial instruments

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Fair values and changes in the fair value of separate account assets generally accrue directly to the policyholders, and thus there is no net impact to the Company’s revenues and expenses or surplus.

Level 3 financial instruments

Bonds classified as Level 3 include asset-backed securities that were manually priced.

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 3 as a result of the significance of unobservable inputs.

For assets and liabilities held at December 31, 2010, the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy. The Company’s policy is to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using Level 3 inputs at December 31, 2010 (in thousands):

	Balance at 01/01/2010	Transfers in Level 3		Transfers out of Level 3		Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	Balance at 12/31/2010
Bonds	$1,318	$4,457	(b)	$(1,317	)(a)	$—	$—	$—	$4,458
Total	$1,318	$4,457		$(1,317)		$—	$—	$—	$4,458

(a)	Transferred out of Level 3, because the bonds are no longer reported at fair value as of December 31, 2010.

(b)

Transferred into Level 3 as these bonds qualified to be reported at fair value as a result of the SVO valuation process related to Loan-Backed and Structured Securities. A lack of observable market information is used in the valuation of these securities.

The Company’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.

As of December 31, 2010, the reported fair value of bonds in Level 3 was $4,458 thousand representing 3 individual bonds. The bonds are carried at fair value due to being rated NAIC 6 or qualifying to be reported at fair value as a result of the SVO valuation process related to loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 2 bonds with a fair value of $4,457 thousand are collateralized by commercial mortgage loans and 1 bond with a fair value of $1 thousand is collateralized by subprime home equity loans. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.15%.

Note 9—derivative financial instruments

The Company uses derivative instruments for hedging and income generation. The Company does not engage in derivative financial instrument transactions for speculative purposes. As of

B-78	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

December 31, 2010, the Company did not hold any derivative instruments, and no collateral was held or posted.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cashflow hedge to manage currency risks on investments denominated in foreign currencies. As of December 31, 2010, there were no unrealized gains or losses on foreign currency swap contracts. There were no realized gains or (losses) from foreign currency swap contracts for the years ended December 31, 2010 and 2009.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as economic cash flow hedges and allow the Company to lock in a fixed interest rate and to transfer the risk of rate changes. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The Company also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as economic fair value hedges in connection with certain interest sensitive products, and are carried at fair value as hedge accounting is not applied. For the year ended December 31, 2010 and 2009, there were no realized gains or losses from interest rate swap contracts.

Credit Default Swaps: The Company purchases credit default swaps (“CDS”) as protection against unexpected adverse credit events in selective investments in the Company’s portfolio. This type of derivative is traded over-the-counter, and the Company is exposed to market, credit, and counterparty risk. When these swap contracts are designated as hedges, the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The realized gain from credit default swaps were $171 thousand and $0 for the years ended December 31, 2010 and 2009, respectively.

Note 10—separate accounts

A. Separate Account Activity

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2010, the Company reported separate account assets and liabilities for the following products: Variable Life; Variable Annuities and Modified Guaranteed Annuity.

In accordance with the State of domicile procedures, the separate accounts classifications are supported by specific state statute:

Product Identification	Product Classification	State Statute Reference
TC Life Separate Account VLI -1	Variable Life	Section 4240 of the New York Insurance Law
TC Life Separate Account VA—1	Variable Annuity	Section 4240 of the New York Insurance Law
TC Life MVA -1	Modified Guaranteed Annuity	Section 4240 of the New York Insurance Law

In accordance with the products recorded within the separate account, some assets are considered legally insulated where others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2010 and 2009, the Company’s separate account statement included legally insulated assets of $751,090 thousand and $615,551 thousand, respectively. The assets legally insulated from the general account as of December 31, 2010 are attributed to the following products (in thousands):

1	2	3
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TC Life Separate Account VLI -1	$ 41,315	$ —
TC Life Separate Account VA-1	709,775	—
TC Life MVA -1	—	97,352
Total	$751,090	$97,352

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

As of December 31, 2010, the general account of the Company had a maximum guarantee for separate account liabilities of $7,545 thousand. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges.

As of December 31, 2010, the general account of the Company had paid $111 thousand towards separate account guarantees. The total separate account guarantees paid by the general account for the preceding four years ending at December 31, are as following, respectively (in thousands):

2009	$341
2008	$460
2007	$197
2006	$50

The Company does not engage in securities lending transactions within the separate account.

B. General Nature and Characteristics of Separate Accounts Business

The Company’s Separate Account VA-1 (“VA-1”) was established as a separate account of the Company on July 27, 1998 to fund individual non-qualified variable annuities. VA-1 is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds. Most of the contracts offered through VA-1 include a nominal guaranteed minimum death benefit.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized on May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies.

The Company’s Separate Account MVA-1 (“MVA-1” or “IHA”) was established on July 23, 2008, as a non-unitized Separate Account that will support flexible premium deferred fixed

Single Premium Immediate Annuities ■ Statement of Additional Information	B-79

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at market value.

The Company provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. The Company also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although the Company owns the assets of these separate accounts, the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate accounts’ without regard to the Company’s other income, gains or losses.

Information regarding separate accounts of the Company is as follows (in thousands):

	December 31, 2010
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$12,740	$—	$108,301	$121,041
Reserves at 12/31/2010 for accounts with assets at:
Fair value	$48,364	$22,170	$751,131	$821,665
Amortized cost	—	—	—	—
Total Reserves	$48,364	$22,170	$751,131	$821,665

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$31,354	$22,170	$—	$53,524
At fair value	—	—	751,131	751,131
At book value without fair value adjustment and with current surrender charge less than 5%	17,010	—	—	17,010
Total reserves	$48,364	$22,170	$751,131	$821,665

	December 31, 2009
	Non-indexed less than or equal to 4%	Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$36,458	$18,892	$100,858	$156,208
Reserves at 12/31/09 for accounts with assets at:
Fair value	$42,166	$21,734	$615,875	$679,775
Amortized cost	—	—	—	—
Total Reserves	$42,166	$21,734	$615,875	$679,775

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$28,651	$21,734	$—	$50,385
At fair value	—	—	615,875	615,875
At book value without fair value adjustment and with current surrender charge less than 5%	13,515	—	—	13,515
Total reserves	$42,166	$21,734	$615,875	$679,775

	December 31, 2008
	Non-indexed less than or equal to 4%	Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$10,250	$680	$103,615	$114,545
Reserves at 12/31/08 for accounts with assets at:
Fair value	$10,172	$696	$483,286	$494,154
Amortized cost	—	—	—	—
Total Reserves	$10,172	$696	$483,286	$494,154

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$2,820	$696	$—	$3,516
At fair value	—	—	483,286	483,286
At book value without fair value adjustment and with current surrender charge less than 5%	7,352	—	—	7,352
Total reserves	$10,172	$696	$483,286	$494,154

B-80	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2010	2009	2008
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$134,991	$382,423	$297,395
Transfers from Separate Accounts	(86,507)	(306,745)	(276,707)
Net transfers to Separate Accounts	48,484	75,678	20,688

Reconciling Adjustments:
Fund transfer exchange (loss) gain	(124)	(426)	192
Transfers as reported in the Statements of Operations of the Life, Accident & Health Annual Statement	$48,360	$75,252	$20,880

Note 11—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA, at cost, on a quarterly basis for certain investment management services, according to the terms of an Investment Management Agreement. Reimbursements of $35,365 thousand, $30,139 thousand and $31,243 thousand were made to TIAA for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA.

The Company maintains a $100 million unsecured 364-day revolving line of credit with TIAA. As of December 31, 2010, $30 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 15 basis points on the undrawn committed amount. During 2010, there were 18 draw downs totaling $34 million that were repaid by December 31, 2010. During 2009, there were 7 draw downs totaling $15 million that were repaid by December 31, 2009. As of December 31, 2010 and 2009, outstanding principal plus accrued interest on this line of credit was $0.

The Company subcontracts administrative services for VA-1 and VLI-1 to TIAA pursuant to a Service Agreement. Teachers Personal Investor Services, a subsidiary of TIAA-CREF Enterprises, Inc. (“Enterprises”) and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for VA-1, VLI-1 and IHA. Expenses associated with the administrative services agreement were $7,748 thousand, $10,344 thousand and $8,713 thousand for the years ended December 31, 2010, 2009 and 2008, respectively.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI. Payments associated with this service agreement were $4,985 thousand, $4,104 thousand and $3,551 thousand for the years ended December 31, 2010, 2009 and 2008, respectively.

Note 12—federal income taxes

The application of SSAP No. 10R requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. The Company has not recorded a valuation allowance as of December 31, 2010.

Components of Net Deferred Tax Assets (“DTA”) and Deferred Tax Liabilities (“DTL”), as of December 31, consisted of the following (in thousands):

	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$13,658	$33,767	$47,425	$13,560	$35,121	$48,681	$98	$(1,354)	$(1,256)
b) Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (1a—1b)	13,658	33,767	47,425	13,560	35,121	48,681	98	(1,354)	(1,256)
d) Deferred Tax Liabilities	3,710	—	3,710	2,290	—	2,290	1,420	—	1,420
e) Subtotal (Net Deferred Tax Assets) (1c—1d )	9,948	33,767	43,715	11,270	35,121	46,391	(1,322)	(1,354)	(2,676)
f) Deferred Tax Assets Nonadmitted	4,403	33,163	37,566	5,333	32,259	37,592	(930)	904	(26)
g) Net Admitted Deferred Tax Assets (1e—1f)	$5,545	$604	$6,149	$5,937	$2,862	$8,799	$(392)	$(2,258)	$(2,650)

Single Premium Immediate Annuities ■ Statement of Additional Information	B-81

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

For 2010 the Company has admitted DTAs’ pursuant to paragraph 10e of SSAP 10R.

The Company recorded a decrease in admitted DTAs as the result of its election to employ the provisions of paragraph 10.e. as follows (in thousands):

		Changes during 2010
	Description	Ordinary	Capital	Total
	Gross deferred tax assets	$98	$(1,354)	$(1,256)
	Statutory valuation allowance	—	—	—
	Adjusted gross deferred tax assets	98	(1,354)	(1,256)
	Gross deferred tax liabilities	1,420	—	1,420
	Net deferred tax asset before admissibility test	$(1,322)	$(1,354)	$(2,676)

10.a	Federal Income Taxes recoverable through loss carryback	$50	$—	$50
10.b.i	Adj. Gross DTA expected to be realized in one year	—	(2,511)	(2,511)
10.b.ii	10% adj. statutory capital and surplus limit	—	(209)	(209)
	Admitted pursuant to par. 10.b. (lesser of i. or ii.)	—	(2,511)	(2,511)
10.c	Admitted pursuant to par. 10.c.	1,420	—	1,420
10.e.i	Additional admitted pursuant to par. 10.e.i.	(442)	—	(442)
10.e.ii.a	Adj. Gross DTA expected to be realized in three years	—	253	253
10.e.ii.b	15% adj. statutory capital and surplus limit	—	(312)	(312)
	Additional admitted pursuant to par. 10.e.ii. (lesser of a. or b.)	—	(312)	(312)
10.e.iii	Additional admitted pursuant to par. 10.e.iii.	—	—	—
	Admitted deferred tax asset	1,028	(2,258)	(1,230)
	Deferred tax liability	1,420	—	1,420
	Change in net admitted DTA or DTL	$(392)	$(2,258)	$(2,650)

	Change in nonadmitted DTA	$(930)	$904	$(26)

	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
a) SSAP No. 10R, Paragraph 10.a.	$2,275	$—	$2,275	$2,225	$—	$2,225	$50	$—	$50
b) SSAP No. 10R, Paragraph 10.b. (the lesser of paragraph 10.b.i. and 10.b.ii. below	—	96	96	—	2,607	2,607	—	(2,511)	(2,511)
c) SSAP No. 10R Paragraph 10.b.i.	—	96	96	—	2,607	2,607	—	(2,511)	(2,511)
d) SSAP No. 10R Paragraph 10.b.ii.	—	35,336	35,336	—	35,545	35,545	—	(209)	(209)
e) SSAP No. 10R Paragraph 10.c.	3,710	—	3,710	2,290	—	2,290	1,420	—	1,420
f) Total (4a+4b+4e)	$5,985	$96	$6,081	$4,515	$2,607	$7,122	$1,470	$(2,511)	$(1,041)

	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 10R, Paragraph 10.e.:
g) SSAP No. 10R Paragraph 10.e.i.	$3,270	$—	$3,270	$3,712	$—	$3,712	$(442)	$—	$(442)
h) SSAP No. 10R, Paragraph 10.e.ii. (the lesser of paragraph 10.e.ii.a. and 10.e.ii.b. below	—	508	508	—	255	255	—	253	253
i) SSAP No. 10R Paragraph 10.e.i.	—	508	508	—	255	255	—	253	253
j) SSAP No. 10R Paragraph 10.e.ii.b.	—	53,005	53,005	—	53,317	53,317	—	(312)	(312)
k) SSAP No. 10R Paragraph 10.e.iii.	—	—	—	—	—	—	—	—	—
I) Total (4g+4h+4k)	$3,270	$508	$3,778	$3,712	$255	$3,967	$(442)	$253	$(189)

Used in SSAP No. 10R, Paragraph 10.d.
m) Total Adjusted Capital	N/A	N/A	374,608	N/A	N/A	$349,637	xxx	xxx	$24,971
n) Authorized Control Level	N/A	N/A	20,099	N/A	N/A	$16,856	xxx	xxx	$3,243

B-82	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
a) Admitted Deferred Tax Assets	$2,275	$96	$2,371	$2,225	$2,607	$4,832	$50	$(2,511)	$(2,461)
b) Admitted Assets	N/A	N/A	$3,567,217	N/A	N/A	$3,315,121	xxx	xxx	$252,096
c) Adjusted Statutory Surplus*	N/A	N/A	$366,804	N/A	N/A	$349,346	xxx	xxx	$17,458
d) Total Adjusted Capital from DTA’s	N/A	N/A	$2,371	N/A	N/A	$4,832	xxx	xxx	$(2,461)
Increases due to SSAP No. 10R, Paragraphs 10.e.:
e) Admitted Deferred Tax Assets	$3,270	$508	$3,778	$3,712	$255	$3,967	$(442)	$253	$(189)
f) Admitted Assets	N/A	N/A	$3,778	N/A	N/A	$3,967	xxx	xxx	$(189)
g) Adjusted Statutory Surplus	N/A	N/A	$3,778	N/A	N/A	$3,967	xxx	xxx	$(189)

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No.10R, Paragraph 10bii.

Impact of Tax Planning Strategies: Not Applicable

Temporary differences for which a DTL was not established: Not Applicable

The changes in current income taxes consist of the following major components as of December 31 (in thousands):

		(1) 12/31/2010	(2) 12/31/2009	(3) (Col.1-2) Change
1.	Current Income Tax:
a)	Federal income taxes expense	$8,904	$11,997	$(3,093)
b)	Foreign taxes	—	—	—
c)	Subtotal	$8,904	$11,997	$(3,093)

d)	Federal income taxes on net capital gains	—	—	—
e)	Utilization of capital loss carry-forwards	—	—	—
f)	Other	(394)	(75)	(319)
g)	Federal and foreign income taxes incurred	8,510	11,922	(3,412)

2.	Deferred Tax Assets:
(a)	Ordinary
	Policyholder reserves	$4,257	$4,352	$(95)
	Investments	—	—	—
	Deferred acquisition costs	9,262	9,200	62
	Other (including items < 5% of total ordinary tax assets	138	7	131
	Gross Ordinary DTAs	$13,657	$13,559	$98
(b)	Statutory valuation allowance adjustment	—	—	—
(c)	Nonadmitted	4,403	2,471	1,932
(d)	Admitted ordinary deferred tax assets	9,255	11,089	(1,834)
(e)	Capital
	Investments	$17,712	$19,319	$(1,607)
	Net capital loss carry-forward	16,056	15,803	253
	Other (including items < 5% of total capital tax assets	—	—	—
	Gross Capital DTAs	$33,767	$35,122	$(1,354)
(f)	Statutory valuation allowance adjustment	$—	$—	$—
(g)	Nonadmitted	$33,163	$35,121	$(1,958)
(h)	Admitted capital deferred tax assets	$604	$—	$604
(i)	Admitted deferred tax assets	$9,859	$11,089	$(1,230)

3.	Deferred Tax Liabilities:
	Ordinary
(a)	Investments	$3,710	$2,290	$1,420
(b)	Capital	—	—	—
(c)	Deferred tax liabilities	$3,710	$2,290	$1,420

4.	Net Deferred Tax:
	Assets/Liabilities	$6,149	$8,799	$(2,650)

Single Premium Immediate Annuities ■ Statement of Additional Information	B-83

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

Reconciliation of Federal Income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to net gains from operations after dividends to policyholders and before Federal Income tax. The significant items causing this difference for the year ended December 31, 2010 are as follows (in thousands):

Description	Amount	Tax Effect	Effective Tax Rate
Income before federal income taxes	$35,231	$12,331	35.00%
Dividends received deduction	(820)	(287)	(0.81)%
Amortization of interest maintenance reserve	(586)	(205)	(0.58)%
Prior year true-up	(1,274)	(446)	(1.27)%
Other	79	28	0.08%
Total	$32,630	$11,421	32.42%

Federal income tax incurred expense		$8,509	24.15%
Tax on capital gains (losses)		—	0.00%
Change in net deferred income tax charge		2,676	7.60%
Tax effect of unrealized capital loss		236	0.67%
Total statutory income taxes		$11,421	32.42%

The Company had no operating loss carry forwards or alternative minimum tax credit carry forwards at December 31, 2010.

At December 31, 2010, the Company had $45,874 thousand capital loss carry forwards which are expiring through the year 2015 (in thousands):

Year Incurred	Capital Loss	Year of Expiration
2006	$2,391	2011
2007	1,475	2012
2008	16,905	2013
2009	24,379	2014
2010	724	2015
Total	$45,874

The following is income tax expense for the years ended December 31, 2010 that is available for recoupment on TIAA’s consolidated federal tax return the event of future net losses (in thousands):

Year Incurred	Ordinary	Capital	Total
2008	$3,814	$—	$3,814
2009	11,603	—	11,603
2010	8,904	—	8,904
Total	$24,321	$—	$24,321

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Sec. 6603.

Beginning January 1, 1998, the Company began filing a consolidated federal income tax return with its parent and its affiliates. The consolidating companies have a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts due from TIAA for federal income taxes were $3,206 million and $755 thousand at December 31, 2010 and 2009, respectively.

The affiliates that file a consolidated federal income tax return with TIAA-CREF Life and its parent are as follows:

1) TIAA-CREF Life Insurance Company

2) TIAA-CREF Enterprises, Inc.

3) Dan Properties, Inc.

4) JV Georgia One, Inc.

5) JWL Properties, Inc.

6) ND Properties, Inc.

7) Savannah Teachers Properties, Inc.

8) TCT Holdings, Inc.

9) Teachers Advisors, Inc.

10) Teachers Personal Investors Service, Inc.

11) T-Investment Properties Corp.

12) T-Land Corp.

13) WRC Properties, Inc.

14) T TIAA-CREF Tuition Financing, Inc.

15) TIAA-CREF Trust Company, FSB

16) 730 Texas Forest Holdings, Inc.

17) TIAA Global Markets, Inc.

18) T-C Sports Co., Inc.

19) TIAA Board of Overseers

20) TIAA Realty, Inc.

21) TIAA Park Evanston, Inc.

22) Port Northwest IV Corporation

23) Oleum Holding Company, Inc.

24) Covariance Capital Management, Inc.

25) Westchester Group Investment Management, Inc.

26) Westchester Group Investment Management Holding Company Inc.

Interpretation No. 48, Accounting for Uncertainty in Income Taxes – An Interpretation of FASB Statement No. 109 collectively known as FASB ASC 740, establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FASB ASC 740 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated the Company’s tax position under the principles of FASB ASC 740, and has not recorded any uncertain tax benefits as of December 31, 2010 or 2009.

Note 13—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $1,357 thousand, $1,780 thousand and $1,799 thousand for the years ended December 31, 2010, 2009 and 2008, respectively and for other postretirement benefit plans was $217 thousand, $264 thousand and $200 thousand for the years ended December 31, 2010, 2009 and 2008, respectively.

B-84	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

For annuities and supplementary contracts, policy and contract reserves are calculated using CARVM in accordance with New York State Regulation 151, Actuarial Guideline 43 (“AG43”) for variable annuity products and Actuarial Guideline 33 for all other products. For most annuities which do not contain variable guarantees (payout annuities), the reserves are calculated as the present value of guaranteed benefits using the valuation interest and mortality table. Variable annuity reserves are calculated using AG43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows ($ in thousands):

	2010		2009
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
With fair value adjustment	$53,524	1.8%	$50,385	1.8%
At book value less current surrender charge of 5% or more	2,881	0.1%	3,188	0.1%
At fair value	709,806	23.7%	583,346	20.7%
Total with adjustment or at fair value	766,211	25.6%	636,919	22.6%
At book value without adjustment (minimal or no charge or adjustment)	2,172,097	72.6%	2,122,883	75.5%
Not subject to discretionary withdrawal	55,119	1.8%	52,170	1.9%
Total (gross)	2,993,427	100.0%	2,811,972	100.0%
Reinsurance ceded	—		—
Total (net)	$2,993,427		$2,811,972

Annuity reserves and deposit-type contract funds for the year ended December 31 are as follows (in thousands):

	2010	2009
General Account:
Total annuities (excluding supplementary contracts with life contingencies and AG43 Excess Reserves)	$1,239,048	$1,194,362
Supplementary contracts with life contingencies	836	661
Deposit-type contracts	973,202	969,703
Subtotal	2,213,086	2,164,726

Separate Accounts:
Annuities	777,464	644,810
Supplementary contracts with life contingencies	68	27
Deposit-type contracts	2,809	2,409
Subtotal	780,341	647,246
Total	$2,993,427	$2,811,972

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 4.5% and 4.0%. Term conversion reserves are based on TIAA term conversion mortality experience and interest at 4.0%. As a result of asset adequacy analysis the Company increased life insurance reserves by $10 million. On this basis, it was determined that the Company’s reserves were sufficient to meet its obligations.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2010 or December 31, 2009. The Company had $23.1 billion and $22.6 billion of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2010 and 2009, respectively. Premium deficiency reserves related to the above insurance totaled $4,447 thousand and $7,559 thousand at December 31, 2010 and 2009, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest has been determined by formula as prescribed by the NAIC. The Tabular Less Actual Reserve Released has been determined by formula as prescribed by the NAIC. The Tabular Cost has been determined by formula as described in the instructions prescribed by the NAIC. For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product

Single Premium Immediate Annuities ■ Statement of Additional Information	B-85

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS TIAA-CREF LIFE INSURANCE COMPANY ■ DECEMBER 31, 2010	concluded

of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 15—reinsurance

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has been offering the TIAA and TIAA-CREF Life policyholders the option of transferring the liability for policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2010, there were still premiums in force of $6,340 thousand.

In addition to the MetLife agreements, the Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The required liability for reserves ceded to unauthorized reinsurers is secured by letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2010	2009	2008
Insurance premiums	$39,273	$37,271	$37,468
Increase in policy and contract reserves	$28,497	$32,561	$41,244
Reserves for life and health	$316,984	$288,488	$255,926

Note 16—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2010	2009
Net unrealized capital losses	$(672)	$(1,706)
Asset valuation reserve	$(7,513)	$616
Net deferred federal income tax	$(2,676)	$9,286
Change in non-admitted assets	$1,039	$(8,199)
Change in accounting principle (SSAP 10R)	$—	$3,967
Change in liability for reinsurance of unauthorized companies	$1,692	$(1,692)
Change in accounting principle (SSAP 43R)	$—	$4,290
Capital contribution	$—	$70,000
Change in surplus of separate accounts	$455	$3,436

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder and has no plans to in 2011.

Note 17—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

Note 18—subsequent event

The Company has considered the impact of the natural disaster which occurred in Japan on March 11, 2011. Currently management has determined that, based on information presently available related to the Company’s investment portfolio and in consideration of the Company’s related exposures, any impact has not been material relative to the financial position of the Company through the date that these financial statements were available to be issued. Management will continue to evaluate and consider the potential impact to the Company.

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 12, 2011, the date the financial statements were issued. No such items were identified by the Company.

B-86	Statement of Additional Information ■ Single Premium Immediate Annuities

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
B-88	Report of Management Responsibility
B-89	Report of Independent Auditors

Statutory–Basis Financial Statements:
B-90	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-91	Statements of Operations
B-92	Statements of Changes in Capital and Contingency Reserves
B-93	Statements of Cash Flows
B-94	Notes to Financial Statements

Single Premium Immediate Annuities ■ Statement of Additional Information	B-87

REPORT OF MANAGEMENT RESPONSIBILITY

April 12, 2011

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2010, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2010, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2010, 2009 and 2008. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

/s/ Roger W. Ferguson, Jr.	/s/ Virginia M. Wilson

Roger W. Ferguson, Jr.	Virginia M. Wilson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

B-88	Statement of Additional Information ■ Single Premium Immediate Annuities

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our financial statement audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory-basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on December 31, 2009, the Company adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes-Revised, A Temporary Replacement of SSAP No. 10.

As discussed in Note 2 to the financial statements, as of July 1, 2009, the Company adopted Statement of Statutory Accounting Principles No. 43R, Loan-backed and Structured Securities.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We conducted our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and, testing and evaluating the design and operating effectiveness of internal control, based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 12, 2011

Single Premium Immediate Annuities ■ Statement of Additional Information	B-89

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND

CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(in millions)	2010	2009

ADMITTED ASSETS
Bonds	$161,873	$152,406
Preferred stocks	78	133
Common stocks	3,610	3,137
Mortgage loans	13,666	18,135
Real estate	1,341	1,586
Cash, cash equivalents and short-term investments	1,365	528
Contract loans	1,247	930
Derivatives	126	97
Other long-term investments	12,920	10,958
Investment income due and accrued	1,772	1,674
Federal income taxes	19	—
Net deferred federal income tax asset	3,246	2,432
Other assets	372	374
Separate account assets	12,909	9,338
TOTAL ADMITTED ASSETS	$214,544	$201,728

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$169,885	$164,526
Dividends due to policyholders	1,683	1,717
Interest maintenance reserve	873	324
Federal income taxes	—	70
Borrowed money	960	939
Asset valuation reserve	2,023	606
Derivatives	494	616
Other liabilities	1,620	1,660
Separate account liabilities	11,850	8,426
TOTAL LIABILITIES	189,388	178,884

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	2,000	2,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	22,882	20,030
Deferred income taxes	271	811
TOTAL CAPITAL AND CONTINGENCY RESERVES	25,156	22,844
TOTAL LIABILITIES, CAPITAL AND CONTINGENCY RESERVES	$214,544	$201,728

B-90	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2010	2009	2008

REVENUES
Insurance and annuity premiums and other considerations	$12,938	$11,527	$14,827
Annuity dividend additions	1,048	1,325	2,725
Net investment income	10,534	10,340	10,559
Other revenue	143	124	161
Total revenues	$24,663	$23,316	$28,272

BENEFITS AND EXPENSES
Policy and contract benefits	$10,922	$11,175	$13,625
Dividends to policyholders	2,733	2,646	4,574
Increase in policy and contract reserves	5,062	6,994	11,900
Net operating expenses	798	808	831
Net transfers to (from) separate accounts	2,130	(1,289)	(4,229)
Other benefits and expenses	235	166	141
Total benefits and expenses	$21,880	$20,500	$26,842

Income before federal income taxes and net realized capital losses	$2,783	$2,816	$1,430
Federal income tax benefit	(28)	(58)	(45)
Net realized capital losses less capital gains taxes, after transfers to the interest maintenance reserve	(1,430)	(3,326)	(4,451)
Net income (loss)	$1,381	$(452)	$(2,976)

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-91

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	Capital Stock and Additional Paid-in Capital	Contingency Reserves	Total
	(in millions)
Balance, December 31, 2007	$3	$17,842	$17,845
Net loss		(2,976)	(2,976)
Net unrealized capital losses on investments		(2,757)	(2,757)
Change in asset valuation reserve		4,104	4,104
Change in net deferred income tax		13,009	13,009
Prior year federal income tax settlement		1,244	1,244
Change in non-admitted assets:
Deferred federal income tax asset		(12,704)	(12,704)
Other assets		(3)	(3)
Other, net		(8)	(8)
Balance, December 31, 2008	$3	$17,751	$17,754

Net loss		(452)	(452)
Net unrealized capital gains on investments		910	910
Change in asset valuation reserve		(273)	(273)
Change in accounting principle (Adoption of SSAP 43R)		219	219
Change in accounting principle (Adoption of SSAP 10R)		811	811
Change in surplus of separate accounts		(301)	(301)
Change in valuation basis of annuity reserves		2,260	2,260
Change in net deferred income tax		(218)	(218)
Change in dividend accrual methodology		155	155
Change in non-admitted assets:
Deferred federal income tax asset		458	458
Other assets		(479)	(479)
Issuance of surplus notes		2,000	2,000
Balance, December 31, 2009	$3	$22,841	$22,844

Net Income		1,381	1,381
Net unrealized capital gains on investments		1,361	1,361
Change in asset valuation reserve		(1,417)	(1,417)
Change in surplus of separate accounts		121	121
Change in net deferred income tax		(1,507)	(1,507)
Prior year surplus adjustment		(45)	(45)
Change in non-admitted assets:
Deferred federal income tax asset		2,320	2,320
Other assets		98	98
Balance, December 31, 2010	$3	$25,153	$25,156

B-92	Statement of Additional Information ■ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2010	2009	2008

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$12,941	$11,527	$14,827
Net investment income	10,373	10,073	10,606
Miscellaneous income	142	122	162
Total Receipts	23,456	21,722	25,595
Policy and contract benefits	10,574	11,401	13,533
Operating expenses	972	957	979
Dividends paid to policyholders	1,720	1,789	1,928
Federal income tax expense (benefit)	106	(119)	(91)
Net transfers to (from) separate accounts	2,149	(243)	(4,050)
Total Disbursements	15,521	13,785	12,299
Net cash from operations	7,935	7,937	13,296

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	31,795	17,247	13,238
Stocks	806	1,085	2,092
Mortgage loans and real estate	4,672	2,440	2,805
Other invested assets	2,269	778	1,981
Miscellaneous proceeds	130	79	(27)
Cost of investments acquired:
Bonds	42,082	32,719	20,367
Stocks	935	1,261	1,062
Mortgage loans and real estate	373	1,193	2,390
Other invested assets	3,444	2,075	4,587
Miscellaneous applications	179	214	222
Net cash used for investments	(7,341)	(15,833)	(8,539)

CASH FROM FINANCING AND OTHER
Issuance of surplus notes	—	2,000	—
Borrowed money	21	939	(952)
Net deposits on deposit-type contracts funds	51	54	32
Other cash provided (applied)	171	(122)	113
Net cash used by financing and other	243	2,871	(807)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	837	(5,025)	3,950
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	528	5,553	1,603

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,365	$528	$5,553

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ■ Statement of Additional Information	B-93

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”); a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates (in millions).

	For the Years Ended December 31,
	2010	2009	2008
Net Income (Loss), New York SAP	$1,381	$(452)	$(3,283)
New York SAP Prescribed Practices:
Federal Income Tax Settlement	—	—	1,244
Additional Reserves for:
Term Conversions	2	2	2
Deferred and Payout Annuities issued after 2000	186	(312)	424
Net Income (Loss), NAIC SAP	$1,569	$(762)	$(1,613)

	For the Years Ended December 31,
	2010	2009	2008
Capital and Contingency Reserves, New York SAP	$25,156	$22,844	$17,754
New York SAP Prescribed Practices:
Intangible Asset Limitation	12	16	20
Additional Reserves for:
Term Conversions	15	13	11
Deferred and Payout Annuities issued after 2000	3,683	3,497	3,809
Capital and Contingency Reserves, NAIC SAP	$28,866	$26,370	$21,594

Reconciliations of Net Income and Contingency Reserves: Subsequent to the filing of its New York SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the New York SAP as originally filed and these audited financial statements are shown below (in millions):

	2010	2009	2008
Net (Loss) Income—New York SAP—as filed with Department	$1,381	$(452)	$(3,283)
Treatment of Guarantee of Subsidiary Debt	—	—	307
Net (Loss) Income—Audited Financial Statement	$1,381	$(452)	$(2,976)

Generally Accepted Accounting Principles in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the expected lives of the policies issued rather than being charged to operations when incurred;

B-94	Statement of Additional Information ■ Single Premium Immediate Annuities

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in either earnings or other comprehensive income. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested, which are not considered under NAIC SAP, would also be included in determining the liability;

•	Annuities that do not subject the Company to significant insurance risk are classified as investment contracts rather than being classified as insurance contracts as they are under NAIC SAP;
•

Declines in fair value of derivatives are recorded through earnings rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Changes in future cash flows and expected prepayment speeds are evaluated quarterly. Loan-backed and structured securities are reported at the lower of cost or fair value when rated NAIC 6 or when determined to be held for sale.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

Loan-backed and structured securities that the Company has the intent and ability to hold are considered OTTI when the Company does not expect to recover the entire amortized cost basis of the security, and the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the security’s effective interest rate.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-95

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Loan-backed and structured securities that the Company intends to sell or does not have the intent and ability to retain for a period of time sufficient to recover the amortized cost basis are written down to fair value and the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6, which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other than temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required. Internal estimates of value can be used to determine fair value when a third party appraisal is pending completion. Third party appraisals are also utilized to determine write downs on land investments held for development.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are carried at TIAA’s percentage of the underlying GAAP equity as reflected on the respective entity’s financial statements. The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When deemed to be other-than-temporarily impaired, the investment is written down to estimated fair value.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition, excluding investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

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continued

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards, options and interest rate cap contracts.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under the same netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are nonadmitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are nonadmitted.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally investments in other long-term investments, furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax (“DFIT”) assets). Investment related non-admitted assets totaled $646 million and $418 million at December 31, 2010 and 2009, respectively. The non-admitted portion of the DFIT asset was $11,202 million and $13,522 million at December 31, 2010 and 2009, respectively. Other non-admitted assets were $358 million and $684 million at December 31, 2010 and 2009, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years and the remaining life of the lease, respectively.

The accumulated depreciation on EDP equipment and computer software was $626 million and $440 million at December 31, 2010 and 2009, respectively. Related depreciation expenses allocated to TIAA were $25 million, $37 million and $38 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The accumulated depreciation on furniture and equipment and leasehold improvements was $485 million and $396 million at December 31, 2010, and 2009, respectively. Related depreciation expenses allocated to TIAA were $45 million, $56 million and $19 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: The Company offers a range of group and individual annuities and individual life policies. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

During 2009, TIAA received approval from the Department to change the valuation basis on a portion of its payout annuity reserves. These reserves, which had previously been calculated on the basis of interest at either 1.5% or 2.5%, with mortality on the basis of either the 1983 Table A with ages set back 9 years or the Annuity 2000 Table with ages set back either 9 or 12 years, will now be valued on the basis of interest at 2.5% with mortality in accordance with the Annuity 2000 Table with ages set back 4 years. This reserve modification had the net effect of reducing beginning of year 2009 reserves by approximately $2.26 billion.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-97

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Liability for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals that represent a return to the contract holder.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was not a 6 at anytime during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5 or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond, excluding loan-backed and structured securities sold, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or

6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

OTTI for non-loan-backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Application of New Accounting Pronouncements: SSAP 100, Fair Value Measurements, effective December 31, 2010, defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value. This standard applies under other accounting pronouncements that require or permit fair value measurements, but this standard does not require any new fair value amendments. The Company adopted this guidance effective December 31, 2010; however, it did not have a material impact on the Company’s financial statements.

SSAP 56—Separate Accounts—Revised disclosures, adopted September 2009 and required within the 2010 annual financial statements. The revised disclosures require disclosure on the general nature of the entity’s separate account business, an identification of the separate account assets that are legally insulated from the general account claims, identification of the separate account products that have guarantees backed by the general account and a discussion of securities lending transactions within the separate account.

SSAP No. 43R—Loan-backed and Structured Securities—Revised, effective September 30, 2009, which superceded SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, provides statutory accounting guidance for loan-backed and structured securities and incorporates certain principles underlying recent changes in GAAP OTTI guidance for statutory reporting. The financial impact in 2009 of the adoption of SSAP No. 43R at September 30, 2009, by TIAA, was a

B-98	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

$219 million increase in surplus as an adjustment as of July 1, 2009 and was recognized as a cumulative effect due to a change in accounting principle.

SSAP No. 43R guidance results in an OTTI recorded through earnings for the difference between amortized cost and the present value of discounted cash flows of structured securities. Declines in fair value related to non-credit declines are not recognized in earnings and only require disclosure if the entity has the intent and ability to hold to recovery. The guidance requires a recognized realized loss recorded in earnings for the difference between fair value and amortized cost if the entity intends or is required to sell the investment at the measurement date. The entity is required to evaluate discounted cash flows quarterly to assess credit deterioration.

For reporting periods beginning on or after January 1, 2009, SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities established statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement was accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods were required. The Company elected to early adopt SSAP No. 98 which resulted in an additional $469 million of realized losses being recognized at December 31, 2008.

SSAP No. 10R—Revised, Income Taxes, was effective as of December 31, 2009 for the 2009 annual financial statements and 2010 and 2011 interim and annual financial statements only. For entities that meet specified capital requirements, the revised statement increases the admitted deferred federal income tax asset ceiling by increasing the limit from 10 to 15 percent of capital and surplus and by extending the recoverable period from 1 to 3 years. The change resulting from the modification of this statement was accounted for as a change in accounting principle in 2009. The Company’s adoption of SSAP No. 10R resulted in an additional $1,082 million and $811 million of admitted deferred tax assets recognized as of December 31, 2010 and 2009, respectively. The statement is applicable through 2011 and incorporates additional disclosures for tax-planning strategies.

For reporting periods beginning on or after January 1, 2009, SSAP No. 99—Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment, establishes standards for the treatment of premiums or discounts applicable to certain securities subsequent to the recognition of an OTTI. The other-than-temporarily impaired security is recorded as if the security had been purchased on the measurement date of the OTTI. The discount or reduced premium associated with the other-than-temporarily impaired security, based on the new cost basis, is amortized over the remaining life of the security, to the extent recoverable, in a prospective manner based on the amount and timing of future estimated cash flows. The change resulting from the adoption of this statement is accounted for prospectively. No cumulative effect adjustment or application of the new guidance to prior events or periods is required. The Company adopted this guidance January 1, 2009.

Note 3—long-term bonds, preferred stocks, and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, are shown below (in millions):

	2010
		Excess of
	Book/ Adjusted Carrying Value	Fair Value over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$19,942	$697	$(510)	$20,129
All Other Governments	2,926	509	(5)	3,430
States, Territories and Possessions	504	2	(30)	476
Political Subdivisions of States, Territories, and Possessions	236	7	(7)	236
Special Revenue and Special Assessment, Non-Guaranteed Agencies and Government	39,018	2,466	(327)	41,157
Credit Tenant Loans	3,300	357	(29)	3,628
Industrial and Miscellaneous	92,270	6,346	(3,047)	95,569
Hybrids	2,299	144	(82)	2,361
Parent, Subsidiaries and Affiliates	1,378	70	(3)	1,445
Total Bonds	161,873	10,598	(4,040)	168,431
Preferred Stocks	78	6	—	84
Total Bonds and Preferred Stocks	$161,951	$10,604	$(4,040)	$168,515

Single Premium Immediate Annuities ■ Statement of Additional Information	B-99

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	2009
		Excess of
	Book/ Adjusted Carrying Value	Fair Value over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$15,582	$480	$(104)	$15,958
All Other Governments	2,623	375	(13)	2,985
States, Territories and Possessions	278	1	(22)	257
Political Subdivisions of States, Territories, and Possessions	242	7	(11)	238
Special Revenue and Special Assessment, Non-Guaranteed Agencies and Government	33,170	1,607	(318)	34,459
Credit Tenant Loans	420	28	(7)	441
Industrial and Miscellaneous	95,589	4,473	(9,620)	90,442
Hybrids	3,075	156	(299)	2,932
Parent, Subsidiaries and Affiliates	1,427	29	(48)	1,408
Total Bonds	152,406	7,156	(10,442)	149,120
Preferred Stocks	133	10	(17)	126
Total Bonds and Preferred Stocks	$152,539	$7,166	$(10,459)	$149,246

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2010 and 2009, were not deemed to be other than temporarily impaired.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2010
Loan-backed and structured bonds	$5,727	$(209)	$5,518	$17,492	$(3,269)	$14,223
All other bonds	16,190	(670)	15,520	6,217	(347)	5,870
Total bonds	$21,917	$(879)	$21,038	$23,709	$(3,616)	$20,093
Unaffiliated common stocks	31	(21)	10	35	(8)	27
Preferred stocks	10	(8)	2	29	(26)	3
Total bonds and stocks	$21,958	$(908)	$21,050	$23,773	$(3,650)	$20,123

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2009
Loan-backed and structured bonds	$7,704	$(322)	$7,382	$27,035	$(9,008)	$18,027
All other bonds	9,890	(246)	9,644	12,820	(994)	11,826
Total bonds	$17,594	$(568)	$17,026	$39,855	$(10,002)	$29,853
Unaffiliated common stocks	113	(10)	103	49	(18)	31
Preferred stocks	3	(2)	1	78	(40)	38
Total bonds and stocks	$17,710	$(580)	$17,130	$39,982	$(10,060)	$29,922

B-100	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

As of December 31, 2010, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in U.S. and other governments (58%) and residential mortgage-backed securities (22%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2010, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (58%), asset-backed securities (16%), and residential mortgage-backed securities (16%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2009, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (35%), U.S. and other governments (24%), commercial mortgage-backed securities (12%) and asset-backed securities (10%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2009, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (58%), residential mortgage-backed securities (20%), and asset-backed securities (13%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline in fair value is primarily attributable to diminished market liquidity during the holding period as opposed to long term credit quality. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other-than temporarily impaired.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date ($ in millions).

	December 31, 2010			December 31, 2009
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$2,532	1.6%	$2,602	$1,324	0.9%	$1,398
Due after one year through five years	21,264	13.1	22,871	26,454	17.4	28,019
Due after five years through ten years	28,405	17.5	30,668	24,089	15.8	25,366
Due after ten years	38,061	23.6	39,939	29,898	19.6	30,807
Subtotal	90,262	55.8	96,080	81,765	53.7	85,590
Residential mortgage-backed securities	48,809	30.2	50,863	43,905	28.8	43,587
Commercial mortgage-backed securities	13,343	8.2	12,232	18,453	12.1	12,731
Asset-backed securities	9,459	5.8	9,256	8,283	5.4	7,212
Subtotal	71,611	44.2	72,351	70,641	46.3	63,530
Total	$161,873	100.0%	$168,431	$152,406	100.0%	$149,120

Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $3.1 billion and $3.2 billion at December 31, 2010 and 2009, respectively. Sub-prime securities of approximately $2.5 billion or 82% and $2.6 billion or 81% were rated investment grade (NAIC 1 and 2) at December 31, 2010 and 2009, respectively. Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-101

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2010	2009
Residential mortgage-backed securities	30.2%	28.8%
U.S. and other governments	11.9	10.8
Commercial mortgage-backed securities	8.2	9.4
Manufacturing	7.9	8.1
Public utilities	7.5	7.7
Finance and financial services	6.9	7.7
Asset-backed securities	5.9	5.4
Oil and gas	4.7	4.7
Communications	3.2	3.4
Services	3.2	2.4
Revenue and special obligations	2.4	2.3
Credit tenant loans	2.0	1.9
Retail and wholesale trade	1.9	1.9
Real estate investment trusts	1.6	1.8
Mining	1.2	1.1
Transportation	1.0	1.0
Other	0.3	0.3
Total	100.0%	100.0%

At December 31, 2010 and 2009, 92.1% and 92.8%, respectively, of the long-term bond portfolio was comprised of investment grade securities.

The following table presents the Company’s carrying value and estimated fair value for the residential mortgage-backed securities portfolio (“RMBS”) (in millions):

	December 31, 2010		December 31, 2009
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$46,918	$49,176	$41,844	$42,122
2	1,198	1,084	1,198	868
3	592	523	657	455
4	35	28	169	114
5	64	50	29	19
6	2	2	8	9
Total	$48,809	$50,863	$43,905	$43,587

With respect to the RMBS in the above table, approximately 99% and 98% were rated investment grade (NAIC 1 and 2) at December 31, 2010 and 2009, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in RMBS. Additionally, the Company continues to manage the RMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the RMBS portfolio as an integral component of its overall asset liability management program.

The following table presents the Company’s carrying value and estimated fair value for the commercial mortgage-backed securities (“CMBS”) portfolio (in millions):

	December 31, 2010		December 31, 2009
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$9,607	$9,600	$12,754	$10,523
2	577	400	3,287	1,422
3	832	620	1,280	415
4	1,167	820	927	299
5	918	548	193	59
6	242	244	12	13
Total	$13,343	$12,232	$18,453	$12,731

With respect to the CMBS in the above table, approximately 76% and 87% were rated investment grade (NAIC 1 and 2) and approximately 72% and 64% were issued prior to 2006 (based on carrying value) at December 31, 2010 and 2009, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are bonds with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table (in millions):

	December 31,
	2010	2009
Due in one year or less	$1	$1
Due after one year through five years	9	22
Due after five years through ten years	28	9
Due after ten years	—	—
Subtotal	38	32
Residential mortgage-backed securities	2	8
Commercial mortgage-backed securities	242	12
Asset-backed securities	64	6
Total	$346	$58

Troubled Debt Restructuring: During 2010 and 2009, the Company recorded bonds and stocks with book values aggregating $76 million and $29 million through troubled debt restructurings. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the book value of the assets given up if lower. If the fair value is less than the book value of the assets given up, the required write-down is recognized as a realized capital loss.

Exchanges: During 2010 and 2009, the Company also acquired bonds and stocks through exchanges aggregating $1,665 million and $1,564 million, of which approximately $19 million and $0.3 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144As exchanged for unrestricted securities, which are accounted for at book value.

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continued

Loan-backed and Structured Securities: Prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type and vintage.

The following table represents OTTI on securities with the intent to sell and/or the inability to retain for each quarter of 2010 (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$59	$1	$10	$48
b. Inability to retain	—	—	—	—
Total 1st Quarter	$59	$1	$10	$48

OTTI recognized 2nd Quarter
a. Intent to sell	$2,736	$—	$427	$2,309
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$2,736	$—	$427	$2,309

OTTI recognized 3rd Quarter
a. Intent to sell	$28	$1	$5	$22
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$28	$1	$5	$22

OTTI recognized 4th Quarter
a. Intent to sell	$361	$131	$65	$165
b. Inability to retain	—	—	—	—
Total 4th Quarter	$361	$131	$65	$165

Annual Aggregate Total		$133	$507

The following table represents OTTI on securities with the intent to sell and/or the inability to retain for each quarter of 2009 (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-Interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$41	$1	$7	$33
b. Inability to retain	—	—	—	—
Total 1st Quarter	$41	$1	$7	$33

OTTI recognized 2nd Quarter
a. Intent to sell	$17	$—	$4	$13
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$17	$—	$4	$13

OTTI recognized 3rd Quarter
a. Intent to sell	$42	$—	$14	$28
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$42	$—	$14	$28

OTTI recognized 4th Quarter
a. Intent to sell	$44	$1	$10	$33
b. Inability to retain	—	—	—	—
Total 4th Quarter	$44	$1	$10	$33

Annual Aggregate Total		$2	$35

At December 31, 2010, the Company held loan-backed and structured securities with a recognized OTTI where the present value of cash flows expected to be collected is less than the amortized cost. See Note 24 for listing of securities.

Other Disclosures: During 2010 and 2009, TIAA acquired common stocks from other long term private equity fund investment distributions totaling $17 million and $14 million, respectively.

Debt securities amounting to approximately $8 million at December 31, 2010 and 2009 were on deposit with governmental authorities or trustees, as required by law.

At December 31, 2010 and 2009, the carrying amount of restricted unaffiliated common stock was $252 million and $150 million, respectively. At December 31, 2010 and 2009, the carrying amount of restricted preferred stock was $19 million and $14 million, respectively. The restrictions limit share sales, private sales, general partner approval for sale, contractual restrictions and public or free trade restrictions.

At December 31, 2010 and 2009, the carrying amount of bonds and stocks denominated in a foreign currency was $2,961 million and $3,160 million, respectively. Bonds that totaled $1,168 million and $1,221 million at December 31, 2010 and 2009, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2010 ranged from 5.25% to 5.90% and from 4.00% to 8.00% for 2009. There were no mezzanine real estate loans originated or acquired during 2010 or 2009.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 100% and 95% for commercial loans for the years ended December 31, 2010 and 2009, respectively. In 2010 there were three loans issued with a loan to value of 100% with a value of approximately $24 million at December 31, 2010, all three loans were full recourse construction loans with a committed tenant.

At December 31, 2010 and 2009, the carrying value of mezzanine real estate loans was $192 million and $637 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2010 and 2009 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgage loans where the impairments

Single Premium Immediate Annuities ■ Statement of Additional Information	B-103

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2010	2009	2008
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$29	$—	$—
Related temporary allowances for credit losses	$(2)	$—	$—
Investment in impaired mortgage loans, net of OTTI losses recognized	$251	$572	$259
Related write-downs for OTTI	$(21)	$(91)	$(209)
Average investments in impaired mortgage loans	$35	$36	$32
Interest income recognized on impaired mortgage loans during the period	$16	$15	$13
Interest income recognized on a cash basis during the period	$16	$14	$13

	2010	2009	2008
Allowance for credit losses:
Balance at the beginning of the period	$—	$—	$—
Additions charged to surplus	94	333	—
Direct write-downs charges against the allowance	(85)	(64)	—
Recoveries of amounts previously added to surplus	(7)	(269)	—
Balance at the end of the period	$2	$—	$—

Mortgage Loan Diversification: The following tables set forth the commercial mortgage loan portfolio by property type and geographic distribution ($ in millions):

	Commercial Mortgage Loans by Property Type
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Shopping centers	$4,579	33.5%	$6,396	35.3%
Office buildings	4,370	32.0	6,050	33.3
Industrial buildings	2,403	17.6	2,791	15.4
Apartments	1,304	9.5	1,378	7.6
Hotel	313	2.3	505	2.8
Mixed use	272	2.0	363	2.0
Land	265	1.9	385	2.1
Other	160	1.2	267	1.5
Total	$13,666	100.0%	$18,135	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$3,791	27.7%	$4,908	27.1%
South Atlantic	3,338	24.4	4,447	24.5
South Central	1,849	13.5	2,070	11.4
Middle Atlantic	1,826	13.4	2,576	14.2
North Central	1,420	10.4	2,168	12.0
Mountain	515	3.8	687	3.8
New England	399	2.9	742	4.0
Other	528	3.9	537	3.0
Total	$13,666	100.0%	$18,135	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle-Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments primarily in Canada.

At December 31, 2010 and 2009, approximately 20.7% and 21.3% of the mortgage loan portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2010 and 2009, approximately 12.3% and 10.5% of the mortgage loan portfolio, respectively, were invested in Texas and is included in the South Central region shown above.

Scheduled Mortgage Loan Maturities: At December 31, 2010 and 2009, contractual maturities for mortgage loans were as follows ($ in millions):

	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$1,335	9.8%	$1,800	9.9%
Due after one year through five years	7,207	52.7	7,462	41.2
Due after five years through ten years	4,408	32.3	8,111	44.7
Due after ten years	716	5.2	762	4.2
Total	$13,666	100.0%	$18,135	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2010 or 2009. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2010 or 2009.

During 2010 and 2009, the Company did not reduce the interest rate of any outstanding loans.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2010 and 2009.

The Company has no reverse mortgages as of December 31, 2010 or 2009.

B-104	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Mortgage loans of $13 million and $14 million at December 31, 2010 and 2009, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2010 and 2009, the carrying values of mortgage loans denominated in foreign currency were $445 million and $453 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

At December 31, 2010 and 2009, TIAA’s directly owned real estate investments of $1,341 million and $1,586 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $112 million and $128 million, respectively.

At December 31, the carrying values of the directly owned real estate portfolio were diversified by property type and geographic region as follows ($ in millions):

	Directly Owned Real Estate by Property Type
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$801	59.7%	$957	60.4%
Industrial buildings	307	22.9	289	18.2
Apartments	103	7.7	105	6.6
Mixed-use projects	101	7.5	177	11.2
Land under development	27	2.0	43	2.7
Retail	0	0.0	13	0.8
Land	2	0.2	2	0.1
Total	$1,341	100.0%	$1,586	100.0%

	Directly Owned Real Estate by Geographic Region
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
South Atlantic	$512	38.2%	$608	38.3%
North Central	283	21.1	284	17.9
Middle Atlantic	183	13.7	193	12.2
Pacific	175	13.0	177	11.2
South Central	158	11.8	154	9.7
Mountain	—	0.0	35	2.2
Other	30	2.2	135	8.5
Total	$1,341	100.0%	$1,586	100.0%

At December 31, 2010 and 2009, approximately 16.4% and 18.7% of the real estate portfolio, respectively, was invested in Florida and is included in the South Atlantic region shown above.

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required. Third party appraisals are also utilized to determine write downs on land investments held for development.

OTTI for directly owned real estate investments for the years ended December 31, 2010, 2009 and 2008 were $35 million, $52 million and $23 million, respectively and these amounts are included in the impairment table in Note 9. The other-than-temporarily impaired real estate is directly owned industrial, office building and retail property at various locations throughout the country. The impairments are included in net realized capital losses in the statutory-basis statements of operations.

As of December 31, 2010 and 2009, the Company had no real estate investments classified as held for sale. For the year ended December 31, 2010 and 2009, the Company recognized a net realized gain on real estate sold of $31 million and $9 million, respectively. The gains are included in net realized capital losses in the statutory-basis statements of operations.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2010, 2009 and 2008, was $56 million, $61 million and $60 million, respectively. The amount of accumulated depreciation at December 31, 2010, 2009 and 2008 was $431 million, $422 million and $374 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2010 or 2009.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

Note 6—subsidiaries and affiliates

TIAA holds interests in certain subsidiaries and affiliates that are primarily involved in the ownership and management of investments for the Company. The carrying value, OTTI, net investment income, and amounts due from (to) these investment subsidiaries and affiliates are shown below (in millions):

	2010	2009	2008
Net carrying value of investment subsidiaries and affiliates	$2,073	$1,860	$1,851
Reported as common stock
Reported as other long-term investments	4,544	3,505	2,605
Total net carrying value	$6,617	$5,365	$4,456

OTTI	$7	$138	$5
Net investment income (distributed from investment subsidiaries and affiliates)	$145	$36	$82
Amounts due from (to) subsidiaries and affiliates	$5	$1	$(31)

The larger investment subsidiaries and affiliates, included in the above table, are ND Properties, Inc., TIAA Global Public Investments, LLC, Ceres Agricultural Properties, LLC, 485 Properties, LLC, TIAA Realty, Inc., Mansilla Participacoes LTDA, TIAA CPPIB Commercial Mortgage Company REIT, LLC and WRC Properties, Inc.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-105

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The carrying value, OTTI, net investment income, and amounts due (to) from TIAA’s operating subsidiaries and affiliates are shown below (in millions):

	2010	2009	2008
Net carrying value of operating subsidiaries and affiliates
Reported as common stock	$456	$373	$311
Reported as other long-term investments	471	499	439
Total net carrying value	$927	$872	$750

OTTI	$32	$27	$141
Amounts due (to) from subsidiaries and affiliates	$(7)	$45	$37

TIAA’s operating subsidiaries and affiliates primarily consist of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), Oleum Holding Company, LLC, TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), TIAA-CREF Individual & Institutional Services LLC (“Services”), TIAA Global Markets, Inc.(“TGM”), and Active Extension Funds I, II, III and V.

The 2010 OTTI relate to a decline in the fair value of subsidiaries and affiliates for which the carrying value is not expected to recover. Fair value of subsidiaries and affiliates is generally determined using the net asset value of the underlying financial statements at the measurement date.

TIAA held bonds of affiliates at December 31, 2010 and 2009 for $1,378 million and $1,427 million, respectively. The majority of these affiliated bonds were issued by ND Properties, Inc.

As of December 31, 2010, 2009 and 2008 no investment in a subsidiary or affiliate exceeded 10% of the Company’s admitted assets and the Company does not have any investment in foreign insurance subsidiaries. For the year ended December 31, 2010 the Company did not have any related party transactions which exceeded  1/2 of 1% of TIAA’s admitted assets.

TIAA discloses contingencies and guarantees related to subsidiaries and affiliates in Note 21.

The Company holds investments in non-insurance holding companies, or subsidiaries which are valued by the Company utilizing a look-through approach. The following table summarizes the Company’s carrying value in each subsidiary as of December 31 (in millions):

Subsidiary	Carrying Value 2010	Carrying Value 2009
Mansilla Participacoes LTDA	$433.1	$382.6
T-C 685 Third Avenue Member, LLC	192.0	—
TIAA Private Equity Alpha, LLC	—	112.6
TIAA European Funding Trust	40.6	42.1
Occator Agricultural Properties, LLC	37.5	35.3
TIAA-CREF Enterprises, Inc.	37.4	20.1
TIAA Union Place Phase I, LLC	19.9	—
T-C SMA II, LLC	17.9	7.7
Teachers Mayflower, LLC	—	6.2
TIAA The Reserve II Member, LLC	4.0	4.6
730 Texas Forest Holdings, Inc.	0.9	0.9
Demeter Agricultural Properties, LLC	0.4	0.4
T-C SMA I, LLC	0.3	0.1
Total	$784.0	$612.6

The financial statements for the above non-insurance holding companies are not audited and TIAA has limited the value of these non-insurance holding companies to the value contained in the financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in TIAA’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2010	2009
Unaffiliated other invested assets	$7,852	$6,850
Affiliated other invested assets	5,015	4,004
Other long-term assets	53	104
Total other long-term investments	$12,920	$10,958

As of December 31, 2010, unaffiliated other invested assets of $7,852 million includes $6,799 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $1,053 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2010, affiliated other invested assets totaling $5,015 million includes investment subsidiaries totaling $4,544 million of which $1,836 million represents investments in agriculture and timber related holdings, $1,024 million represents investments in real estate related holdings and $1,684 million represents investments in securities related holdings. The remaining $471 million of affiliated other invested assets represents operating subsidiaries and affiliates.

As of December 31, 2009, unaffiliated other invested assets of $6,850 million includes $5,604 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments and $1,035 million of investments in real estate related joint ventures, partnerships and LLCs. The remaining $211 million of unaffiliated other invested assets consists of defeased loans. As of December 31, 2009, affiliated other invested assets totaling $4,004 million includes investment subsidiaries totaling $3,505 million of which $1,515 million represents investments in agriculture and timber related holdings, $1,049 million represents investments in real estate related holdings and $941 million represents investments in securities related holdings. The remaining $499 million of affiliated other invested assets represents operating subsidiaries and affiliates.

For the years ended December 31, 2010, 2009 and 2008, OTTI in other long-term investments for which the carrying value is not expected to be recovered were $252 million, $1,005 million and $552 million, respectively.

For the years ended December 31, 2010 and 2009, other long-term investments denominated in foreign currency were $1,505 million and $1,223 million, respectively.

B-106	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

Note 8—commitments

The outstanding obligation for future investments at December 31, 2010, is shown below by asset category (in millions):

	2011	2012	In later years	Total Commitments
Bonds	$743	$215	$—	$958
Stocks	127	53	51	231
Mortgage loans	152	43	—	195
Real estate	223	—	—	223
Other long-term investments	1,398	936	1,575	3,909
Total	$2,643	$1,247	$1,626	$5,516

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Bonds	$9,343	$8,956	$8,232
Stocks	96	55	347
Mortgage loans	1,011	1,204	1,290
Real estate	244	272	285
Other long-term investments	322	177	692
Cash, cash equivalents and short-term investments	8	28	95
Other	—	—	9
Total gross investment income	11,024	10,692	10,950
Less investment expenses	(566)	(420)	(451)
Net investment income before amortization of IMR	10,458	10,272	10,499
Plus amortization of IMR	76	68	60
Net investment income	$10,534	$10,340	$10,559

The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Due and accrued income is excluded from net investment income as follows: Bonds and preferred stocks in default; common stock affiliated related to real estate with rents over 90 days past due; mortgage loans in default with interest 180 days past due which has been assessed as collectible; and real estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net income was $1 million each for the years ended December 31, 2010, 2009 and 2008.

Future rental income expected to be received under existing real estate leases in effect as of December 31, 2010 (in millions):

	2011	2012	2013	2014	2015	Thereafter	Total
Future rental income	$127	$113	$97	$79	$65	$164	$645

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Bonds	$(418)	$(1,913)	$(2,822)
Stocks	57	(90)	(929)
Mortgage loans	(240)	(318)	(181)
Real estate	(4)	(43)	20
Other long-term investments	(198)	(1,086)	(546)
Cash, cash equivalents and short-term investments	(3)	15	(33)
Total before capital gains taxes and transfers to IMR	(806)	(3,435)	(4,491)
Transfers to IMR	(624)	109	40
Capital gains taxes	—	—	—
Net realized capital losses less capital gains taxes, after transfers to IMR	$(1,430)	$(3,326)	$(4,451)

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31 (in millions):

	2010	2009	2008
Other-than-temporary impairments:
Bonds	$1,764	$2,249	$2,467
Stocks	5	146	890
Mortgage loans	326	336	211
Real estate	35	52	23
Other long-term investments	252	1,005	552
Total	$2,382	$3,788	$4,143

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2010, 2009 and 2008 were $19,587 million, $5,639 million and $5,099 million, respectively. Gross gains of $1,416 million, $658 million and $216 million and gross losses, excluding impairments considered to be other-than-temporary, of $71 million, $322 million and $571 million were realized during 2010, 2009 and 2008, respectively.

The Company has no contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings.

Wash Sales: The Company does not engage in the practice of wash sales. There were no NAIC 3-6 securities sold and reacquired within 30 days of the sale date during the years ended December 31, 2010 and 2009.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-107

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the carrying value of investments for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Bonds	$(428)	$86	$(483)
Stocks	344	(16)	(633)
Mortgage loans	11	66	(172)
Derivatives	134	(463)	766
Other long-term investments	1,300	1,241	(2,240)
Cash, cash equivalents and short-term investments	—	(4)	5
Total	$1,361	$910	$(2,757)

Note 10—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2010 or 2009. Teachers Advisors, Inc. (“Advisors”), an indirect subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

The following sensitivity analysis represents changes in the fair value of the securitized assets. The following table as of December 31, 2010 summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2000 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2000	Bonds	$73	$75	(a)	$(1)	$(1)
2001	Bonds	107	120	(b)	(2)	(4)
2002	Bonds	2	2	(c)	—	—
2007	Mortgages	14	11	(d)	(1)	(2)
	Total	$196	$208		$(4)	$(7)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2010 was as follows:

a)	The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Discount rates utilized in the valuations ranged from 5.70% to 10.00%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

b)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply yield rates ranging from 2.29% to 27.88%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

c)	The retained interests securitized in 2002 were valued based upon a broker valuation mark. The valuation level implied a yield rates ranging from 44.69% to 112.98% based upon an internal cash flow projection. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

d)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels implied yields for the securities ranged from 20.68% to 32.57%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

Fair Value of Financial Instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party -pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant

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continued

with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following table represents the carrying value and estimated fair value of the Company’s financial instruments (in millions).

	December 31, 2010		December 31, 2009
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets:
Bonds	$161,873	$168,431	$152,406	$149,120
Mortgage loans	13,666	14,456	18,135	17,469
Preferred stocks	78	84	133	126
Common stocks	3,610	4,045	3,137	3,173
Cash, cash equivalents and short-term investments	1,365	1,365	528	528
Contract loans	1,247	1,247	930	930
Separate accounts assets	12,909	12,909	9,338	9,338
Derivative financial instruments	126	199	97	196
Liabilities:
Liability for deposit-type contracts	646	646	574	574
Derivative financial instruments	494	506	616	613
Separate accounts liabilities	11,850	11,850	8,426	8,426
Borrowed money	960	958	939	937

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2010 and 2009. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Assets and Liabilities Measured and Reported at Fair Value

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.
•	Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly. Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data using correlation or other means.

•

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31, 2010 (in millions):

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$—	$514	$514
Total Bonds	$—	$—	$514	$514
Common Stock
Industrial and Miscellaneous	$818	$8	$256	$1,082
Total Common Stocks	$818	$8	$256	$1,082
Total Preferred Stocks	$—	$3	$9	$12
Derivatives:
Foreign Exchange Contracts	$—	$87	$—	$87
Interest Rate Contracts	—	19	—	19
Credit Default Swaps	—	7	—	7
Total Derivatives	$—	$113	$—	$113
Separate Accounts assets, net	$2,431	$2,447	$8,031	$12,909
Total assets at fair value	$3,249	$2,571	$8,810	$14,630

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$(227)	$—	$(227)
Credit Default Swaps	—	(58)	—	(58)
Total liabilities at fair value	$—	$(285)	$—	$(285)

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities.

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Level 2 financial instruments

Common stocks and preferred stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper. Preferred stocks in Level 2 are those carried on a lower of cost or market basis using daily trade prices based on prices for similar securities observable in the market. Bonds carried in Level 2 are composed of corporate bonds and asset-backed securities.

Fair values and changes in the fair value of separate account assets generally accrue directly to the policyholders, except for the accumulation units purchased by TIAA and further described in Note 21 and thus there is no net impact to the Company’s revenues and expenses or surplus.

Level 3 financial instruments

Bonds classified as Level 3 include asset-backed securities that were manually priced.

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

The following table shows transfers between Levels 1 and 2 assets measured and reported at fair value at December 31, 2010 (in millions):

Description	Transfers in		Transfers out
Level 1
Common Stock	$51	(a)
Level 2
Common Stock			$(51	)(a)

(a)	The Company’s policy is to recognize transfers between levels at the end of the reporting period. The Company transferred these holdings from Level 2 to Level 1 due to the availability of quoted prices for identical assets in active markets as of December 31, 2010.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using Level 3 inputs at December 31, 2010 (in millions):

Description	Balance at 01/01/10	Transfers in of Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases, Issuances sales and Settlements	12/31/10 Total
Bonds	$49	$489	[d]	$—	$9	$3	$(36)	$514
Common Stocks	25	220	[c]	(14)[b]	6	9	10	256
Preferred Stocks	1	5	[e]	(1)[a]	—	—	4	9
Separate Accounts	7,166	—		—	741	—	124	8,031
Total	$7,241	$714		$(15)	$756	$12	$102	$8,810

a	The Company transferred preferred stocks out of Level 3 to Level 2 due to the availability of market-corroborated inputs and insignificance of unobservable inputs for these securities.
b	The Company transferred common stocks out of Level 3 to Level 1 due to the availability of quoted prices for identical assets in active markets for these securities.
c	The Company transferred $173 million in common stocks from Level 2 into Level 3 because a lack of observable market data is used in the valuation of these securities. The remaining were not previously measured and reported at fair value primarily due to the SVO valuation process.
d	The Company transferred bonds, which were not previously measured and reported at fair value into Level 3 primarily due to the SVO valuation process related to Loan Backed and Structured Securities. A lack of observable market information was used in the valuation of these securities.
e	The Company transferred $2.8 million in preferred stocks from Level 2 into Level 3 because a lack of observable market data is used in the valuation of these securities. The remaining were not previously measured and reported at fair value primarily due to the SVO valuation process.

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continued

The Company’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.

Characteristics of items being measured for Level 2 and 3 are listed below.

Bonds Level 3:

As of December 31, 2010 the measured and reported fair value of bonds in Level 3 was $514 million representing 146 individual bonds. The bonds are carried at fair value due to being rated NAIC 6 or qualifying to be reported at fair value as a result of the SVO valuation process related to loan-backed and structured securities.

Of the 146 bonds, 142 are loan-backed and structured securities reported at fair value. 92 bonds with a fair value of $445 million are collateralized by commercial mortgage loans, 5 bonds with a fair value of $6 million are collateralized by residential mortgage loans, and 45 bonds with a fair value of $63 million are collateralized by various other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.32%.

Common Stocks Levels 2 and 3:

As of December 31, 2010 the reported fair value of common stocks in Level 2 and 3 was $264 million representing 16 individual common stocks. Common stocks are carried at fair value in accordance with SSAP 30.

Of the 16 common stocks, 5 common stocks with a fair value of $8 million were in Level 2 and 11 common stocks with a fair value of $256 million were reported in Level 3. 8 common stocks with a fair value of $73 million have a pricing method where the price per share is determined by the Company and 7 common stocks with a fair value of $191 million have a pricing method where the unit price has been published by the NAIC Valuation of Securities Office.

Preferred Stocks Levels 2 and 3:

As of December 31, 2010 the reported fair value of preferred stocks in Level 2 and 3 was $12 million representing 13 individual preferred stocks. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

Of the 13 preferred stocks, 3 preferred stocks with a fair value of $3 million were in Level 2 and 10 preferred stocks with a fair value of $9 million were reported in Level 3. Preferred stocks in Level 2 and 3 are comprised of 5 redeemable preferred stocks with a fair value of $2 million and 8 perpetual preferred stocks with a fair value of $10 million.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. TIAA does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated A-/A3 or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each counterpart to a derivative transaction. In addition to the ISDA agreement, Credit Support Annexes (“CSA’s”), which are bilateral collateral agreements, have been put in place with eleven derivative counterparties. The CSA’s allow TIAA’s exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. As of December 31, 2010, TIAA held cash collateral of $86.1 million from its counterparties. TIAA must also post collateral to the extent its net position with a given counterparty is at a loss relative to the counterparty. As of December 31, 2010, the Company pledged cash collateral of $53.7 million and securities collateral of $34.9 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2010 is $351.2 million for which the Company has posted collateral of $88.6 million in the normal course of business.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain as of December 31, 2010, from foreign currency swap contracts that did not qualify for hedge accounting treatment was $123.4 million. The net realized loss for the year ended December 31, 2010, from all foreign currency swap contracts was $3.9 million.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-111

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium or (discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized gain for the year ended December 31, 2010, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $4.2 million. The net realized loss for the year ended December 31, 2010 from foreign currency forward contracts was $1.1 million.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts as a cash flow hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as fair value hedges in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2010, from interest rate swap contracts that do not qualify for hedge accounting treatment was $4.4 million. The net realized gain for the year ended December 31, 2010, from all interest rate swap contracts was $3.7 million.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps (“CDS”) as protection against unexpected adverse credit events on selective investments in the TIAA portfolio. When these swap contracts are designated as hedges, the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2010, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $10.6 million. The net realized gain for the year ended December 31, 2010 from all purchased credit default swap contracts was $2.2 million.

Written Credit Default Swaps used in Replication Transactions: A RSAT is a written credit derivative transaction (the derivative component) entered into concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity).

As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net unrealized gain/loss for the year ended December 31, 2010, from written credit default swap contracts was $0. The net realized gain for the year ended December 31, 2010 from all written credit default swap contracts was $27.9 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the Notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by TIAA may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by TIAA to Counterparty and/or delivery of physical security by Counterparty to TIAA.

2.	Notional amount payment by TIAA to Counterparty net of contractual recovery fee.

3.	Notional amount payment by TIAA to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Bond Series of indexes (DJ.NA.IG). Each index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represent a broad exposure to the investment grade corporate market. TIAA has written contracts on the overall index, whereby TIAA is obligated to perform should a credit event occur with any reference entity that comprises the index. TIAA has also written contracts on the “Super Senior” (30% to 100%) Tranche of the Dow Jones North American Investment Grade Bond Series # 9 Index (DJ.NA.IG.9), whereby TIAA is obligated to perform should the default rate of the entire index exceed 30%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a

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continued

derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2010 Impairment
DJ Investment Grade Index	less than 1 year	$479	0.40%	$—	$—
DJ Investment Grade Index	1-2 years	169	0.35%	(1)	—
Super SeniorTranche
DJ.NA.IG.9	1-2 years	4,919	0.79%	68	—
Totals		$5,567		$67	$—

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the Notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2010 Impairment
Corporate	2-5 years	$785	0.89%	$12	$—
Sovereign	2–5 years	152	1.48%	1	—
Total		$937		$13	$—

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designation
1 Highest Quality	Index	$—	$—	$—	$—
	Tranche	4,919	68	5,585	5,653
	Corporate	685	14	718	732
	Sovereign	60	1	55	56
	Subtotal	5,664	83	6,358	6,441
2 High Quality	Index	648	(1)	645	644
	Tranche	—	—	—	—
	Corporate	90	1	98	99
	Sovereign	37	—	34	34
	Subtotal	775	—	777	777
3 Medium Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	—	—	—	—
	Sovereign	55	—	51	51
	Subtotal	55	—	51	51
4 Low Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	10	(3)	12	9
	Sovereign	—	—	—	—
	Subtotal	10	(3)	12	9
Total		$6,504	$80	$7,198	$7,278

Single Premium Immediate Annuities ■ Statement of Additional Information	B-113

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

A summary of derivative asset and liability positions by carrying value, held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2010			December 31, 2009
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$1,136	$87	$88	$632	$58	$59
	Liabilities	1,578	(406)	(444)	2,247	(492)	(534)
	Subtotal	2,714	(319)	(356)	2,879	(434)	(475)
Foreign Currency Forward Contracts	Assets	96	2	2	38	1	1
	Liabilities	26	—	—	22	(2)	(2)
	Subtotal	122	2	2	60	(1)	(1)
Interest Rate Swap Contracts	Assets	411	19	19	444	17	17
	Liabilities	—	—	—	185	(3)	(3)
	Subtotal	411	19	19	629	14	14
Credit Default Swap Contracts—RSAT	Assets	5,824	12	83	5,829	15	113
	Liabilities	680	(30)	(3)	1,508	(58)	(13)
	Subtotal	6,504	(18)	80	7,337	(43)	100
Credit Default Swap Contracts	Assets	234	7	7	205	6	6
(Purchased Default Protection)	Liabilities	1,712	(58)	(58)	1,565	(61)	(61)
	Subtotal	1,946	(51)	(51)	1,770	(55)	(55)
Total	Assets	7,701	127	199	7,148	97	196
	Liabilities	3,996	(494)	(505)	5,527	(616)	(613)
	Total	$11,697	$(367)	$(306)	$12,675	$(519)	$(417)

For the twelve months ended December 31, 2010, there were no impairments of derivative positions. During 2010, the average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in RSATs was $82.9 million in assets.

The table below illustrates the Fair Values of Derivative Instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes:

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2010		December 31, 2009		December 31, 2010		December 31, 2009
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Other Long-term Investments	$3	Other Long-term Investments	$1	Other Liabilities	$(218)	Other Liabilities	$(220)
Total Qualifying Hedge Relationships		3		1		(218)		(220)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Other Long-term Investments	19	Other Long-term Investments	17	Other Liabilities	—	Other Liabilities	(3)
Foreign Currency Swaps	Other Long-term Investments	85	Other Long-term Investments	58	Other Liabilities	(226)	Other Liabilities	(314)
Foreign Currency Forwards	Other Long-term Investments	2	Other Long-term Investments	1	Other Liabilities	—	Other Liabilities	(2)
Purchased Credit Default Swaps	Other Long-term Investments	7	Other Long-term Investments	6	Other Liabilities	(58)	Other Liabilities	(61)
Total Non-qualifying Hedge Relationships		113		82		(284)		(380)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Other Long-term Investments	83	Other Long-term Investments	113	Other Liabilities	(3)	Other Liabilities	(13)
Equity Contracts	Other Long-term Investments	—	Other Long-term Investments	—	Other Liabilities	—	Other Liabilities	—
Total Derivatives used for other than Hedging Purposes		83		113		(3)		(13)
Total Derivatives		$199		$196		$(505)		$(613)

B-114	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The table below illustrates the Effect of Derivative Instruments in the Statement of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions).

	Effect of Derivative Instruments
	December 31, 2010		December 31, 2009
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(11)	Net Realized Capital Gain (Loss)	$(12)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	(1)
Total Qualifying Hedge Relationships		(11)		(13)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	4	Net Realized Capital Gain (Loss)	13
Foreign Currency Swaps	Net Realized Capital Gain/(Loss)	7	Net Realized Capital Gain (Loss)	(70)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	(1)	Net Realized Capital Gain (Loss)	(11)
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	2	Net Realized Capital Gain (Loss)	3
Total Non-qualifying Hedge Relationships		12		(65)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	28	Net Realized Capital Gain (Loss)	(26)
Equity Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	28	Net Realized Capital Gain (Loss)	(26)
Total Derivatives		$29		$(104)

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding non-pension (after-tax) variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA's target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 was registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Separate Account Stable Value is an insulated, non-unitized separate account qualifying under the laws of the State of New York to support a flexible premium group deferred fixed annuity contract that was offered initially to employer sponsored defined pension plans.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-115

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2010 and 2009 the Company’s separate account statement included legally insulated assets of $12,909 million and $9,338 million, respectively. The assets that are legally insulated from the general account claims, as of December 31, 2010 are attributed to the following products (in millions):

Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TIAA Separate Account VA-1	$746	$—
TIAA Real Estate Account	10,923	—
TIAA Separate Account VA-3	1,190	—
TIAA Stable Value	50	—
Total	$12,909	$—

As of December 31, 2010, the general account of TIAA had a maximum guaranteed minimum death benefit (“GMDB”) for separate account liabilities of $1.4 million. The amount paid for risk charges by the separate account is not explicit, but rather embedded within the mortality and expense charge.

For the year ended December 31, 2010, the general account of TIAA had paid $0.5 million towards separate account guarantees. The total separate account guarantees paid by the general account for the preceding four years ending at December 31, are as follows (in millions):

2009	$2.1
2008	$3.4
2007	$3.0
2006	$5.3

The General Account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If the Real Estate Separate Account can not fund participant requests, the General Account will fund them by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order. To compensate the general account for the risk taken, the separate account has paid liquidity charges as follows for the past five (5) years (in millions):

2010	$13.1
2009	$12.4
2008	$19.7
2007	$19.4
2006	$3.9

The table below shows amounts that the TIAA general account has paid towards the separate account liquidity guarantees and thus has purchased units in the Real Estate Separate Account for the years ended at December 31 (in millions):

2010	$—
2009	$1,058.7
2008	$155.6
2007	$—
2006	$—

Additional information regarding separate accounts of the Company is as follows (in millions):

	December 31, 2010
	Non-indexed Guarantee less than/equal to 4%	Non-guaranteed Separate Accounts	Total
Premiums and considerations	$25	$2,626	$2,651
Reserves:
For accounts with assets at:
Fair value	$—	$11,704	$11,704
Amortized cost	23	—	23
Total reserves	$23	$11,704	$11,727

By withdrawal characteristics:
At fair value	$—	$11,704	$11,704
Not subject to discretionary withdrawal	23	—	23
Total reserves	$23	$11,704	$11,727

	Non-guaranteed Separate Accounts
	December 31, 2009	December 31, 2008
Premiums and considerations	$1,330	$2,035
Reserves:
For accounts with assets at:
Fair value	$8,287	$12,127
Amortized cost	—	—
Total reserves	$8,287	$12,127

By withdrawal characteristics:
At fair value	$8,287	$12,127
Not subject to discretionary withdrawal	—	—
Total reserves	$8,287	$12,127

B-116	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in millions):

	2010	2009	2008
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,209	$1,523	$2,217
Transfers from Separate Accounts	(1,079)	(2,810)	(6,443)
Net transfers (from) or to Separate Accounts	2,130	(1,287)	(4,226)

Reconciling Adjustments:
Fund transfer exchange loss	—	(2)	(3)
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$2,130	$(1,289)	(4,229)

Note 14—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating and investment subsidiaries. The Company has allocated expenses of $1,076 million and $955 million to its various subsidiaries and affiliates for the years ended December 31, 2010 and 2009, respectively. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by TIAA and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by two subsidiaries of TIAA. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). TIAA also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $787 million, $710 million and $1,142 million for the years ended December 31, 2010, 2009 and 2008, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by TIAA and Services. TIAA provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. Effective January 1, 2008 the Distribution and Administrative Services Agreement between REA and Services was modified to limit the work performed by Services to distribution activities with TIAA assuming responsibility for all administrative activities. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following amounts receivable from or payable to subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2010	2009	2010	2009
CREF	$—	$—	$21.8	$40.0
Investment Management	—	1.8	2.5	—
TIAA-CREF Life	15.6	12.4	—	—
Advisors	—	—	4.8	—
Services	—	—	—	0.8
REA	—	2.6	0.7	—
Total	$15.6	$16.8	$29.8	$40.8

Note 15—federal income taxes

By charter, TIAA is a stock life insurance Company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

The application of SSAP No. 10R requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. The Company has not recorded a valuation allowance as of December 31, 2010.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-117

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

A. Components of Net Deferred Tax Assets (“DTA”) and Deferred Tax Liabilities (“DTL”), as of December 31, consisted of the following (in millions):

(1)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$12,332	$2,410	$14,742	$13,493	$2,717	$16,210	$(1,161)	$(307)	$(1,468)
b) Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (1a – 1b)	12,332	2,410	14,742	13,493	2,717	16,210	(1,161)	(307)	(1,468)
d) Deferred Tax Liabilities	294	—	294	234	21	255	60	(21)	39
e) Subtotal (Net Deferred Tax Assets) (1c – 1d )	12,038	2,410	14,448	13,259	2,696	15,955	(1,221)	(286)	(1,507)
f) Deferred Tax Assets Nonadmitted	9,294	1,908	11,202	10,827	2,696	13,523	(1,533)	(788)	(2,321)
g) Net Admitted Deferred Tax Assets (1e – 1f)	$2,744	$502	$3,246	$2,432	$—	$2,432	$312	$502	$814

(2) The Company has admitted DTAs pursuant to paragraph 10.e of SSAP No. 10R.

(3) The Company recorded an increase in admitted DTAs as the result of its election to employ the provisions of paragraph 10.e. as follows (in millions):

		Changes during 2010
	Description	Ordinary	Capital	Total
	Gross deferred tax assets	$(1,161)	$(307)	$(1,468)
	Statutory valuation allowance	—	—	—
	Adjusted gross deferred tax assets	(1,161)	(307)	(1,468)
	Gross deferred tax liabilities	60	(21)	39
	Net deferred tax asset before admissibility test	$(1,221)	$(286)	$(1,507)

10.a	Federal Income Taxes recoverable through loss carryback	$—	$—	$—
10.b.i	Adj. Gross DTA expected to be realized in one year	126	498	624
10.b.ii	10% adj. statutory capital and surplus limit	45	498	543
	Admitted pursuant to par. 10.b. (lesser of i. or ii.)	45	498	543
10.c	Admitted pursuant to par. 10.c.	60	(21)	39
10.e.i	Additional admitted pursuant to par. 10.e.i.	—	—	—
10.e.ii.a	Adj. Gross DTA expected to be realized in three years	214	49	263
10.e.ii.b	15% adj. statutory capital and surplus limit	267	4	271
	Additional admitted pursuant to par. 10.e.ii. (lesser of a. or b.)	267	4	271
10.e.iii	Additional admitted pursuant to par. 10.e.iii.	—	—	—
	Admitted deferred tax asset	372	481	853
	Deferred tax liability	60	(21)	39
	Change in net admitted DTA or DTL	$312	$502	$814

	Change in non-admitted DTA	$(1,533)	$(788)	$(2,321)

(4)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
a) SSAP No. 10R, Paragraph 10.a.	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) SSAP No. 10R, Paragraph 10.b. (the lesser of paragraph 10.b.i. and 10.b.ii. below	1,666	498	2,164	1,621	—	1,621	45	498	543
c) SSAP No. 10R Paragraph 10.b.i.	1,760	498	2,258	1,634	—	1,634	126	498	624
d) SSAP No. 10R Paragraph 10.b.ii.	1,666	498	2,164	1,621	—	1,621	45	498	543
e) SSAP No. 10R Paragraph 10.c.	294	—	294	234	21	255	60	(21)	39
f) Total (4a+4b+4e)	$1,960	$498	$2,458	$1,855	$21	$1,876	$105	$477	$582
Deferred Tax Liabilities	(294)	—	(294)	(234)	(21)	(255)	(60)	21	(39)
Net admitted Deferred Tax Asset/(Liability) under Paragraph 10.a-c	$1,666	$498	$2,164	$1,621	$—	$1,621	$45	$498	$543

B-118	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

(4)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 10R, Paragraph 10.e.:
g) SSAP No. 10R Paragraph 10.e.i.	$—	$—	$—	$—	$—	$—	$—	$—	$—
h) SSAP No. 10R, Paragraph 10.e.ii. (the lesser of paragraph 10.e.ii.a. and 10.e.ii.b. below	1,078	4	1,082	811	—	811	267	4	271
i) SSAP No. 10R Paragraph 10.e.ii.a.	1,903	49	1,952	1,689	—	1,689	214	49	263
j) SSAP No. 10R Paragraph 10.e.ii.b.	1,078	4	1,082	811	—	811	267	4	271
k) SSAP No. 10R Paragraph 10.e.iii.	—	—	—	—	—	—	—	—	—
I) Total (4g+4h+4k)	$1,078	$4	$1,082	$811	$—	$811	$267	$4	$271
Deferred Tax Liabilities	—	—	—	—	—	—	—	—	—
Net admitted Deferred Tax Asset/(Liability) under Paragraph 10.a-c	$1,078	$4	$1,082	$811	$—	$811	$267	$4	$271

Used in SSAP No. 10R, Paragraph 10.d.:
m) Total Adjusted Capital	xxx	xxx	$26,944	xxx	xxx	$24,305	xxx	xxx	$2,639
n) Authorized Control Level	xxx	xxx	$2,478	xxx	xxx	$2,257	xxx	xxx	$221

(5)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
a) Admitted Deferred Tax Assets	$1,666	$498	$2,164	$1,621	$—	$1,621	$45	$498	$543
b) Admitted Assets	xxx	xxx	213,462	xxx	xxx	200,917	xxx	xxx	12,545
c) Adjusted Statutory Surplus	xxx	xxx	24,074	xxx	xxx	22,033	xxx	xxx	2,041
d) Total Adjusted Capital from DTA’s	xxx	xxx	$2,164	xxx	xxx	$1,621	xxx	xxx	$543
Increases due to SSAP No. 10R, Paragraphs 10.e.:
e) Admitted Deferred Tax Assets	$1,078	$4	$1,082	$811	$—	$811	$267	$4	$271
f) Admitted Assets	xxx	xxx	$1,082	Xxx	xxx	$811	xxx	xxx	$271
g) Adjusted Statutory Surplus	xxx	xxx	$1,082	xxx	xxx	$811	xxx	xxx	$271

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No.10R, Paragraph 10bii.

	12/31/2010
	(1) Ordinary Percentage		(2) Capital Percentage		(3) (Col. 1 + 2) Total Percentage
Impact of Tax Planning Strategies (in millions)	Value	%	Value	%	Value	%
(a) Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	$402	2.7%	$547	3.7%	$949	6.4%
(b) Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	$—	0.0%	$502	15.5%	$502	15.5%

B. Temporary differences for which a DTL has not been established:

Not Applicable

Single Premium Immediate Annuities ■ Statement of Additional Information	B-119

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

C. Current income taxes incurred consist of the following major components (in millions):

		(1) 12/31/2010	(2) 12/31/2009	(3) (Col.1-2) Change
1.	Current Income Tax:
(a)	Federal income taxes expense	$(28)	$(58)	$30
(b)	Foreign taxes	—	—	—
(c)	Subtotal	$(28)	$(58)	$30

(d)	Federal income taxes on net capital gains	137	—	137
(e)	Utilization of capital loss carry-forwards	(137)	—	(137)
(f)	Other	—	—	—
(g)	Federal and foreign income taxes incurred	(28)	(58)	30
2.	Deferred Tax Assets:
(a)	Ordinary
	Policyholder reserves	$380	$598	(218)
	Investments	70	69	1
	Deferred acquisition costs	28	29	(1)
	Policyholder dividends accrual	586	598	(12)
	Fixed assets	75	86	(11)
	Compensation and benefits accrual	217	168	49
	Intangible Assets—Business in Force and Software	8,005	8,426	(421)
	Net operating loss carry-forward	2,296	2,905	(609)
	Other (including items < 5% of total ordinary tax assets	675	614	61
	(99)Subtotal	$12,332	$13,493	$(1,161)
(b)	Statutory valuation allowance adjustment	—	—	—
(c)	Nonadmitted	9,294	10,806	(1,512)
(d)	Admitted ordinary deferred tax assets (2a99-2b-2c)	3,038	2,687	351
(e)	Capital
	Investments	$1,793	$1,946	$(153)
	Net capital loss carry-forward	481	649	(168)
	Real estate	136	122	14
	Other (including items < 5% of total capital tax assets	—	—	—
	(99)Subtotal	$2,410	$2,717	$(307)
(f)	Statutory valuation allowance adjustment	$—	$—	$—
(g)	Nonadmitted	$1,908	$2,717	$(809)
(h)	Admitted capital deferred tax assets(2e99-2f-2g)	$502	$—	$502
(i)	Admitted deferred tax assets(2d+2h)	$3,540	$2,687	$853
3.	Deferred Tax Liabilities:
(a)	Ordinary
	Investments	$293	$233	$60
	Other (including items < 5% of total ordinary tax liabilities	1	1	—
	(99)Subtotal	$294	$234	$60
(b)	Capital
	Investments	$—	$21	$(21)
	(99)Subtotal	$—	$21	$(21)
(c)	Deferred tax liabilities (3a+3b)	$294	$255	$39

4.	Net Deferred Tax:
	Assets/Liabilities (2i—3c)	$3,246	$2,432	$814

B-120	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

D. Reconciliation of Federal income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows (in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Income Before Taxes	$1,977	$692	35.00%
Amortization of interest maintenance reserve	(76)	(27)	(1.37)%
Prepaid Expenses and Sundry Receivables (Opening Balance Adjustment)	438	154	7.79%
Prior year true-ups including Nonadmitted Partnership Tax Basis Adjustment	881	308	15.58%
Other	(23)	(7)	(0.36)%
Total	$3,197	$1,120	56.64%

Federal income tax incurred benefit		$(28)	(1.42)%
Adjustment to Surplus Related to Prior Year		45	2.28%
Change in net deferred income tax charge		1,507	76.23%
Tax effect of unrealized capital gain		(404)	(20.45)%
Total statutory income taxes		$1,120	56.64%

E. At December 31, 2010, the Company had net operating loss carry forwards expiring through the year 2023 of (in millions):

Year Incurred	Operating Loss	Year of Expiration
1998	$2,683	2013
1999	1,027	2014
2001	186	2016
2002	779	2017
2003	467	2018
2004	356	2019
2008	1,061	2023
Total	$6,559

At December 31, 2010, the Company had capital loss carry forwards expiring through the year 2014 of (in millions):

Year Incurred	Capital Loss	Year of Expiration
2009	$1,374	2014
Total	$1,374

At December 31, 2010, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2006	$2	2016
2007	2	2017
2008	2	2018
2009	2	2019
2010	3	2020
Total	$11

At December 31, 2010, the Company had general business credit carry forward as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2002	$1	2022
2003	2	2023
2004	2	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	5	2028
2009	2	2029
2010	3	2030
Total	$29

TIAA did not incur federal income taxes in 2010 or preceding years that would be available for recoupment in the event of future net losses.

TIAA does not have any protective tax deposits on deposits with the Internal Revenue Service under IRC Sec. 6603.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts (receivable from) due to TIAA’s subsidiaries for federal income taxes were $(19) million and $70 million at December 31, 2010 and 2009, respectively. The consolidating companies, as of December 31, 2010, which file a consolidated federal income tax return with TIAA are as follows:

1) TIAA-CREF Life Insurance Company

2) TIAA-CREF Enterprises, Inc.

3) Dan Properties, Inc.

4) JV Georgia One, Inc.

5) JWL Properties, Inc.

6) Covariance Capital Management, Inc.

7) ND Properties, Inc.

8) Savannah Teachers Properties, Inc.

9) TCT Holdings, Inc.

10) Teachers Advisors, Inc.

11) Oleum Holding Company, Inc.

12) Teachers Personal Investors Service, Inc.

13) T-Investment Properties Corp.

14) T-Land Corp.

15) WRC Properties, Inc.

16) TIAA-CREF Tuition Financing, Inc.

17) TIAA-CREF Trust Company, FSB

18) 730 Texas Forest Holdings, Inc.

19) TIAA Global Markets, Inc.

20) T-C Sports Co., Inc.

21) TIAA Board of Overseers

22) TIAA Realty, Inc.

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

23) TIAA Park Evanston, Inc.

25) Port Northwest IV Corporation

25) Westchester Group Investment Management, Inc.

26) Westchester Group Investment Management Holding Company, Inc.

The IRS started its examination for TIAA on April 2, 2009 for the tax years 2005 and 2006. The examination is scheduled to be completed in May of 2011. The statute of limitations for the 2007, 2008, and 2009 federal income tax returns are open until September 2011, September 2012, and September 2013 respectively.

For the years 2003 and 2004 Federal income tax returns for the consolidated companies have been audited by the IRS. In November 2008, the IRS completed its audit and presented the group with a Revenue Agents Report that had no un-agreed adjustments.

FASB ASC 740 and Accounting Standards Update No. 2009-06 established a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FASB ASC 740 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated the Company’s tax position under the principles of FASB ASC 740, and not recorded any uncertain tax benefits as of December 31, 2010 or 2009.

Note 16—pension plan and post-retirement benefits

TIAA maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $36 million, $44 million and $40 million for the years ended December 31, 2010, 2009 and 2008, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2010, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	12/31/2010	12/31/2009	12/31/2008
Reconciliation of change in benefit obligation:
Benefit obligation at beginning of year	$116	$113	$99
Eligibility cost	5	5	4
Interest cost	6	7	6
Actuarial gains	10	1	9
Benefits paid	(7)	(7)	(5)
Plan amendments	—	(3)	—
Benefit obligation at end of year	$130	$116	$113
Reconciliation of funded status:
Benefit obligation at end of year
Current retirees	$99	$93	$86
Actives currently eligible to retire	31	23	27
Total obligation	130	116	113
Fair value of assets	—	—	—
Funded status	$(130)	$(116)	$(113)
Unrecognized net transition obligation	—	—	3
Unrecognized net (gain) losses	20	11	9
Unrecognized prior service cost	(1)	(1)	—
Accrued post-retirement benefit cost	$(111)	$(106)	$(101)

The net periodic post-retirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Post-retirement Benefits
	2010	2009	2008
Components of net periodic benefit cost:
Eligibility cost	$5	$5	$4
Interest cost	6	7	6
Amortization of net transition obligation and net (gain) or loss	—	1	1
Net periodic benefit cost	$11	$13	$11

The cost of post-retirement benefits includes a reduction arising from the Medicare Prescription Drug Act of 2003 (“The Act”) subsidy of $2 million for both 2010 and 2009.

The post-retirement benefit obligation for non-vested employees was approximately $33 million at December 31, 2010 and approximately $28 million at December 31, 2009.

The Company made changes (plan amendments) to its post-retirement life and health benefits during 2009. The changes included a provision that eliminates post-retirement life insurance coverage for employees who retire on or after January 1, 2010. This change is detailed in the plan amendment component in the reconciliation of the change in benefit obligation shown above.

In addition, the Company changed the post-retirement medical and dental provisions such that employees qualifying for these programs on or after January 1, 2015 will have coverage under the programs, but without any Company subsidy. These changes resulted in the reduction in the post-retirement benefit obligation for non-vested employees described above.

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The Company’s proportionate share of the net pension cost of post-retirement benefits related to the pension

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continued

plan was approximately $5 million, $6 million and $5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Post-retirement Benefits
	2010	2009	2008
Weighted-average assumption:
Assumptions used to determine benefit obligations
Discount rate	5.25%	5.75%	5.75%
Rate of compensation increase	0.00%	0.00%	4.00%
Assumptions used to determine net periodic benefit cost
Discount rate	5.75%	5.75%	6.25%
Rate of compensation increase	0.00%	4.00%	4.00%
Assumed health care cost trend rates:
Rates of Increase in Health Benefit Cost Pre-65 Healthcare Costs
Immediate Rate	8.50%	9.00%	9.50%
Ultimate Rate	6.00%	5.00%	5.00%
Year Ultimate Rate Reached	2018	2016	2014
Post-65 Healthcare Costs
Immediate Rate	8.00%	8.50%	9.00%
Ultimate Rate	5.25%	5.00%	5.00%
Year Ultimate Rate Reached	2018	2015	2013
Dental cost trend rate	5.25%	5.25%	5.25%

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase or decrease in assumed medical cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2010	2009	2008
Effect of a 1% increase in benefit costs:
Change in post-retirement benefit obligation	$14	$12	$12
Change in eligibility cost and interest cost	$1	$1	$1
Effect of a 1% decrease in benefit costs:
Change in post-retirement benefit obligation	$(12)	$(10)	$(10)
Change in eligibility cost and interest cost	$(1)	$(1)	$(1)

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2011	$8
2012	$8
2013	$8
2014	$9
2015	$9
Total for 2016–2020	$56

Medicare Part D Subsidy Receipts
2011	$—
2012	$—
2013	$1
2014	$1
2015	$1
Total for 2016–2020	$5

The Company also maintains a non-qualified deferred compensation plan for non-employee Trustees and members of the TIAA Board of Overseers. The Company also maintains two non-qualified deferred compensation plans for non-employee Trustees and members of the TIAA Board of Overseers. The first plan provides for annual awards of $100,000 for each Trustee and $51,000 for each Overseer, which are subject to mandatory deferral into company-owned annuity contracts. The second plan enables Trustees and Overseers to voluntarily defer up to 100% of their cash retainers and committee fees. Payout of accumulations is normally made following the Trustees’ or member’s separation from the Board, either in a lump sum or in annual installments, depending on individual elections.

The Company previously provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3.0% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts.

The accumulated benefit obligation totaled $44 million and $47 million as of December 31, 2010 and 2009, respectively. The Company had an accrued pension cost of $45 million and $46 million and had no additional minimum liability accrued as of December 31, 2010 and 2009, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2010 or 2009.

The SERP obligations were determined based upon a discount rate of 4.77% and a rate of compensation increase is not applicable as of December 31, 2010 or 2009. In accordance with NAIC SSAP No. 89, Accounting For Pensions, A Replacement of SSAP No. 88, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable.

Future benefits expected to be paid for the time periods specified on the SERP are as follows (in millions):

1/1/2011 to 12/31/2011	$4
1/1/2012 to 12/31/2012	$4
1/1/2013 to 12/31/2013	$4
1/1/2014 to 12/31/2014	$4
1/1/2015 to 12/31/2015	$4
1/1/2016 to 12/31/2020	$17

Note 17—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

For annuities and supplementary contracts, policy and contract reserves are calculated using CARVM in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. For most annuities which do not contain variable guarantees, the reserves are calculated as the present value of guaranteed benefits using the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. Variable annuity reserves are calculated using Actuarial Guideline 43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3.0%. Approximately 80% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 9 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31 are as follows (in millions):

	2010		2009
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal
At fair value	$11,704	6.5%	$8,287	4.8%
At book value without adjustment	38,128	21.1%	35,680	20.8%
Not subject to discretionary withdrawal	130,706	72.4%	127,812	74.4%
Total (gross)	180,538	100.0%	171,779	100.0%

Reinsurance ceded	—		—
Total (net)	$180,538		$171,779

Annuity reserves and deposit-type contact funds for the years ended December 31 are as follows (in millions):

	2010	2009
General Account:
Total annuities (excluding supplementary contracts with life contingencies)	$165,561	$160,455
Supplementary contracts with life contingencies	2,604	2,463
Deposit-type contract funds	646	574
Subtotal	168,811	163,492

Separate Accounts:
Annuities	11,645	8,223
Supplementary contracts with life contingencies	79	61
Deposit-type contract funds	3	3
Subtotal	11,727	8,287
Total	$180,538	$171,779

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.1 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2010, and $0.1 million at December 31, 2009. As of December 31, 2010 and December 31, 2009, TIAA had $1.0 billion and $1.1 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $12.5 million and $13.5 million at December 31, 2010 and December 31, 2009, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 18—reinsurance

In 2005 the Company entered into reinsurance agreements with RGA Reinsurance Company. Two of the agreements were recaptured during 2007 and the remaining agreement was recaptured as of January 1, 2011. The statutory coinsurance reserve on the agreement at December 31, 2010 is approximately $17 million.

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2010	2009	2008
Aggregated assumed premiums	$12	$21	$22
Reinsurance payable on paid and unpaid losses	$—	$—	$—
Modified coinsurance reserves	$202	$192	$183
(Decrease) Increase in policy and contract reserves	$(4)	$(5)	$(4)

In 2004, TIAA and its subsidiary, TIAA-CREF Life, entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and

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continued

TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement. After appropriate filings in each jurisdiction, MetLife offered the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2010 and 2009, there were premiums in force of $16 million and $21 million, respectively.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers and there are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of reinsurance.

The major lines in the accompanying financial statements that were reduced by ceded reinsurance agreements at December 31 are as follows (in millions):

	2010	2009	2008
Insurance and annuity premiums	$16	$21	$23
Policy and contract benefits	$62	$70	$81
Increase in policy and contract reserves	$81	$95	$50
Reserves for life and health insurance	$510	$591	$686

Note 19—commercial paper program

TIAA began issuing commercial paper in May 1999. The Company had maintained a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. The commercial paper program and credit facility were both terminated effective March 5, 2010.

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the year ended December 31 are as follows (in millions):

	2010	2009
Net unrealized capital gains (losses)	$1,361	$910
Asset valuation reserve	$(1,418)	$(273)
Net deferred federal income tax	$(1,507)	$(218)
Change in non-admitted assets	$2,418	$(21)
Net change in reserve valuation	$—	$2,260
Net change in separate account surplus	$121	$(301)
Issuance of surplus notes	$—	$2,000
Changes in accounting principles	$—	$1,030
Change in dividend accrual methodology	$—	$155

Capital: TIAA has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. During 2010 interest of $137 million was paid.

No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

At December 31, 2010 and 2009, no affiliates of the Company held any portion of the Notes.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 21—contingencies and guarantees

Subsidiary and Affiliate Guarantees:

TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt. TGM had $2,530 million at December 31, 2010 and $3,280 million at December 31, 2009 of outstanding debt and accrued interest. On July 12, 2010, The Company increased the size of the uncommitted and unsecured 364-day revolving line of credit to

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TGM from $750 million to $1 billion. There was no outstanding principal or accrued interest on the line of credit as of December 31, 2010 or 2009. There were no draw downs or repayments on the line during 2010 or 2009. Subsequent to year end, TGM borrowed $610 million against the line of credit of which $105 million was repaid in 2011.

The carrying value of TGM was $(182) million and $(267) million at December 31, 2010 and December 31, 2009, respectively. Pursuant to TIAA’s guarantee of TGM, TIAA reported the negative equity of TGM as an unrealized loss.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. This agreement was not utilized during 2010.

The Company also provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2010, $30 million of this facility was maintained on a committed basis for which the Company received a commitment fee of 15 basis points on the undrawn committed amount. During 2010, there were 18 draw downs totaling $34 million that were repaid by December 31, 2010. During 2009, there were 7 draw downs totaling $15 million that were repaid by December 31, 2009. As of December 31, 2010 and 2009, outstanding principal plus accrued interest on this line of credit was $0.

The Company provides a $1 billion uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Mutual Funds (the “Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1 billion committed credit facility maintained with a group of banks. As of December 31, 2010 and 2009, neither CREF nor the Funds had utilized this line of credit.

The Company provides a $100 million committed and unsecured 364-day revolving line of credit to TCAM, a real estate fund managed by Advisors, in which TIAA has a minority indirect equity ownership interest. During 2010, there were 4 draw downs totaling $152 million. During 2009, there were 2 draw downs totaling $5 million which were repaid by December 31, 2009. Outstanding principal and accrued interest under this line of credit totaled $30 million and $0 as of December 31, 2010 and 2009, respectively.

On October 1, 2010, the Company has provided to the Office of Thrift Supervision a written commitment to maintain TIAA-CREF Trust Company as a “Well Capitalized” institution for Prompt Corrective Action purposes for at least three years.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As a result of net participant transfers from REA, on December 24, 2008, the TIAA general account purchased $155.6 million of accumulation units (measured based on the cost of such units) issued by REA. During 2009, the TIAA general account purchased additional $1,059 million of accumulation units in a number of separate transactions. TIAA made no additional purchases in 2010. Overall TIAA has purchased $1,214 million of accumulation units and the fair value of such units was $1,034 million as of December 31, 2010. Accumulation units owned by TIAA are included as separate account assets and valued in the same manner as units owned by individual REA participants on a fair value basis and will fluctuate in value.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2010, the future minimum lease payments are estimated as follows (in millions):

Year	2011	2012	2013	2014	2015	Thereafter	Total
Amount	$33	$32	$29	$22	$19	$50	$185

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2010, 2009 and 2008 was approximately $32 million, $35 million and $36 million, respectively.

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continued

Other Contingencies and Guarantees:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is TIAA management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

Note 22—borrowed money

Effective March 2009, TIAA was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) would lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The

FRBNY will lend an amount equal to the market value of the ABS less a haircut and will be secured at all times by the ABS. Loan proceeds will be disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral.

As of December 31, 2010, TIAA held $1,055 million of eligible asset-backed securities under the TALF program which have been pledged as collateral to support a loan outstanding payable in the amount of $960 million.

Note 23—subsequent events

In March 2011, the Company commenced a repurchase program to sell and repurchase securities for the purpose of funding general corporate obligations. During periods of excess liquidity levels, proceeds will be invested in short-term instruments.

The Company has considered the impact of the natural disaster which occurred in Japan on March 11, 2011. Currently, management has determined that, based on information presently available related to the Company’s investment portfolio and in consideration of the Company’s related exposures, any impact has not been material relative to the financial position of the Company through the date that these financial statements were available to be issued. Management will continue to evaluate and consider the potential impact to the Company.

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 12, 2011, the date the financial statements were issued.

Note 24—securities with a recognized other-than-temporary impairments

The following table represents loan-backed and structured securities with a recognized other-than-temporary impairment and currently held at December 31, 2010, where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars).

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
00253CHY6	$3,100,607	$1,882,904		$(1,217,703)	$1,882,904	$1,186,653	Q4 2010
00253CHZ3	1,276,822	1,024,886		(251,936)	1,024,886	899,530	Q4 2010
02660TFM0	9,072,871	8,993,573		(79,299)	8,993,573	5,104,550	Q4 2010
03762AAG4	2,101,951	2,013,090		(88,862)	2,013,090	1,179,900	Q4 2010
03762GAC0	1,545,356	1,197,715		(347,641)	1,197,715	1,017,450	Q4 2010
03762GAE6	209,324	157,847		(51,477)	157,847	289,710	Q4 2010
05947UMM7	1,960,454	36,450		(1,924,005)	36,450	149,096	Q4 2010
05947UMN5	240,004	—	*	(240,004)	—	58,764	Q4 2010
059497AE7	683,458	—	*	(683,458)	—	892,320	Q4 2010
05950VAP5	13,448,285	10,560,944		(2,887,341)	10,560,944	6,026,132	Q4 2010
05950VAT7	1,600,210	411,018		(1,189,192)	411,018	684,000	Q4 2010
059511AM7	1,035,890	—	*	(1,035,890)	—	1,105,164	Q4 2010
059511AS4	749,798	—	*	(749,798)	—	1,406,667	Q4 2010
059511AU9	845,707	—	*	(845,707)	—	1,373,330	Q4 2010
07383F6U7	2,490,124	2,094,926		(395,199)	2,094,926	3,100,870	Q4 2010
07387BAU7	1,221,650	1,190,560		(31,089)	1,190,560	2,196,301	Q4 2010
07387BEQ2	820,330	447,544		(372,786)	447,544	1,811,230	Q4 2010
07388RAL1	493,059	—	*	(493,059)	—	3,027,355	Q4 2010
07388VAL2	10,747,974	7,302,404		(3,445,570)	7,302,404	4,214,420	Q4 2010
07388YBC5	1,417,660	—	*	(1,417,660)	—	990,577	Q4 2010
07388YBE1	855,193	—	*	(855,193)	—	630,000	Q4 2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-127

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
07401DAM3	$3,439,369	$3,083,707		$(355,662)	$3,083,707	$1,972,655	Q4 2010
12498NAC7	4,999,786	4,674,166		(325,620)	4,674,166	2,499,495	Q4 2010
12513YAM2	3,046,463	1,671,633		(1,374,830)	1,671,633	5,784,456	Q4 2010
126671R65	3,749,037	3,574,283		(174,754)	3,574,283	1,375,277	Q4 2010
126671TV8	435,057	319,559		(115,498)	319,559	168,056	Q4 2010
126671TW6	448,023	394,139		(53,884)	394,139	210,082	Q4 2010
14986DAR1	10,107,291	4,565,745		(5,541,546)	4,565,745	5,114,828	Q4 2010
14986DAT7	3,644,860	1,876,782		(1,768,078)	1,876,782	5,615,912	Q4 2010
20047EAM4	1,814,136	1,197,606		(616,529)	1,197,606	5,642,594	Q4 2010
20047QAN5	11,304,365	4,660,376		(6,643,989)	4,660,376	5,416,753	Q4 2010
20173QAK7	6,017,476	4,101,651		(1,915,825)	4,101,651	3,633,294	Q4 2010
20173QAL5	6,017,620	959,070		(5,058,550)	959,070	2,925,876	Q4 2010
20173QAM3	7,865,861	1,977,948		(5,887,913)	1,977,948	5,279,911	Q4 2010
20173QAN1	2,176,684	1,431,413		(745,272)	1,431,413	3,858,538	Q4 2010
20173QAQ4	1,257,962	589,030		(668,932)	589,030	964,680	Q4 2010
20173QAR2	582,408	375,122		(207,286)	375,122	669,900	Q4 2010
20173TAP0	1,780,482	722,541		(1,057,941)	722,541	3,688,180	Q4 2010
22544QAK5	1,798,847	709,514		(1,089,333)	709,514	6,708,762	Q4 2010
22545LAV1	304,002	301,815		(2,187)	301,815	328,910	Q4 2010
22545MAL1	1,147,301	894,975		(252,326)	894,975	2,821,098	Q4 2010
22608SAD0	3,150,813	3,071,255		(79,558)	3,071,255	600,009	Q4 2010
294751DY5	1,226,812	903,019		(323,793)	903,019	260,169	Q4 2010
36159XAJ9	19,512,730	18,670,215		(842,515)	18,670,215	10,504,542	Q4 2010
361849N57	5,009,542	4,922,538		(87,004)	4,922,538	3,074,680	Q4 2010
361849N73	1,264,245	704,838		(559,408)	704,838	4,954,623	Q4 2010
361849R61	9,617,774	7,935,307		(1,682,467)	7,935,307	4,877,148	Q4 2010
361849R79	4,702,135	963,680		(3,738,455)	963,680	2,659,464	Q4 2010
361849R87	1,586,254	866,712		(719,542)	866,712	3,096,156	Q4 2010
361849S29	426,981	326,781		(100,200)	326,781	1,165,320	Q4 2010
36228CDP5	707,260	471,909		(235,350)	471,909	1,040,356	Q4 2010
36228CWE9	4,574,013	3,905,338		(668,675)	3,905,338	2,234,865	Q4 2010
36228CYQ0	18,382,849	18,045,609		(337,240)	18,045,609	12,913,908	Q4 2010
3622ELAD8	41,439,863	40,333,121		(1,106,743)	40,333,121	32,759,823	Q4 2010
3622MSAC6	427,403	—	*	(427,403)	—	75,000	Q4 2010
362332AM0	4,533,075	4,250,580		(282,495)	4,250,580	1,500,000	Q4 2010
362334ME1	21,081,013	20,974,960		(106,052)	20,974,960	16,318,857	Q4 2010
36298JAA1	21,479,336	19,948,371		(1,530,965)	19,948,371	13,746,958	Q4 2010
46625MQ77	619,843	270,160		(349,683)	270,160	196,715	Q4 2010
46625MUH0	1,191,047	821,129		(369,918)	821,129	635,138	Q4 2010
46625YA78	3,989,943	1,223,441		(2,766,502)	1,223,441	1,199,316	Q4 2010
46625YC68	192,699	137,255		(55,444)	137,255	304,000	Q4 2010
46625YQ63	3,341,845	2,972,005		(369,839)	2,972,005	2,933,371	Q4 2010
46625YQ89	424,305	398,175		(26,130)	398,175	1,386,337	Q4 2010
46625YRB1	4,095,553	3,032,137		(1,063,415)	3,032,137	2,185,563	Q4 2010
46628FAU5	3,244,633	2,010,466		(1,234,168)	2,010,466	1,417,955	Q4 2010
46629GAP3	4,402,923	1,023,733		(3,379,190)	1,023,733	3,635,317	Q4 2010
46629GAQ1	911,998	445,384		(466,614)	445,384	1,984,740	Q4 2010
46629PAG3	4,152,176	3,729,601		(422,575)	3,729,601	2,989,477	Q4 2010
46629PAU2	625,708	491,322		(134,386)	491,322	1,395,696	Q4 2010
46629YAM1	4,299,779	4,041,162		(258,617)	4,041,162	8,095,640	Q4 2010
46629YAQ2	955,307	909,968		(45,339)	909,968	1,874,158	Q4 2010
46630AAC2	494,162	414,909		(79,253)	414,909	595,000	Q4 2010
46631BAM7	3,754,144	1,860,108		(1,894,036)	1,860,108	4,424,780	Q4 2010
46631BAN5	4,758,756	2,507,697		(2,251,059)	2,507,697	10,524,883	Q4 2010
46631BAP0	1,116,985	1,083,703		(33,282)	1,083,703	4,835,036	Q4 2010
46632HAQ4	387,089	234,521		(152,568)	234,521	640,263	Q4 2010

B-128	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46632HAR2	$657,982	$413,493		$(244,489)	$413,493	$1,445,123	Q4 2010
50179AAL1	13,174,417	12,419,388		(755,029)	12,419,388	4,828,886	Q4 2010
50179AAM9	1,005,481	790,316		(215,165)	790,316	480,000	Q4 2010
50180CAM2	337,891	277,302		(60,588)	277,302	2,842,250	Q4 2010
52108HF82	7,459,725	5,924,508		(1,535,216)	5,924,508	5,205,529	Q4 2010
52108HV76	4,377,380	741,716		(3,635,665)	741,716	1,821,350	Q4 2010
52108MGC1	3,137,225	628,286		(2,508,939)	628,286	1,267,523	Q4 2010
52108MGD9	369,749	—	*	(369,749)	—	497,400	Q4 2010
525221EB9	27,039,152	26,946,966		(92,185)	26,946,966	21,562,436	Q4 2010
55312VAR9	9,678,413	9,608,263		(70,150)	9,608,263	7,471,935	Q4 2010
55313KAH4	8,711,805	6,978,695		(1,733,110)	6,978,695	6,165,800	Q4 2010
59022HBX9	1,360,166	449,703		(910,463)	449,703	2,575,146	Q4 2010
59025KAK8	18,903,173	14,904,466		(3,998,707)	14,904,466	9,272,020	Q4 2010
59025WAU0	3,874,226	3,161,797		(712,429)	3,161,797	1,874,928	Q4 2010
60688BAM0	1,868,835	1,400,981		(467,855)	1,400,981	2,517,984	Q4 2010
60688BAS7	1,558,562	1,157,994		(400,568)	1,157,994	2,520,386	Q4 2010
617451CA5	7,211,647	6,847,723		(363,925)	6,847,723	3,362,630	Q4 2010
61746WE97	205,421	114,771		(90,650)	114,771	713,866	Q4 2010
61746WF21	44,826	—	*	(44,826)	—	129,579	Q4 2010
61750HAN6	1,079,242	784,248		(294,993)	784,248	1,234,718	Q4 2010
61751XAJ9	1,066,523	781,536		(284,988)	781,536	3,427,585	Q4 2010
61751XAK6	685,846	571,591		(114,255)	571,591	3,196,975	Q4 2010
61751XAL4	173,370	152,936		(20,434)	152,936	1,030,404	Q4 2010
61753JAK5	6,101,236	1,100,337		(5,000,899)	1,100,337	4,938,200	Q4 2010
61753JAL3	1,461,072	613,152		(847,920)	613,152	4,701,500	Q4 2010
61753JAM1	651,003	400,720		(250,283)	400,720	3,409,210	Q4 2010
61753JAN9	436,652	238,561		(198,091)	238,561	1,621,328	Q4 2010
61754KAH8	34,531,549	32,008,838		(2,522,712)	32,008,838	20,419,998	Q4 2010
61754KAN5	14,246,522	—	*	(14,246,522)	—	11,932,260	Q4 2010
61754KAP0	2,120,835	—	*	(2,120,835)	—	3,653,011	Q4 2010
76110WQA7	14,360,762	14,183,345		(177,416)	14,183,345	6,766,953	Q4 2010
76110WRW8	2,900,673	2,557,357		(343,316)	2,557,357	720,800	Q4 2010
81375WHJ8	13,468,350	12,013,441		(1,454,909)	12,013,441	6,643,498	Q4 2010
81375WHK5	3,992,206	3,666,950		(325,256)	3,666,950	2,376,394	Q4 2010
92976UAA8	3,123,080	2,712,496		(410,584)	2,712,496	2,800,000	Q4 2010
92977RAK2	5,447,870	5,160,767		(287,104)	5,160,767	3,041,064	Q4 2010
02148FAW5	23,469,071	23,456,026		(13,045)	23,456,026	20,626,166	Q4 2010
02149HAK6	21,622,113	21,396,405		(225,708)	21,396,405	22,846,880	Q4 2010
02151CBD7	24,471,199	24,001,487		(469,711)	24,001,487	23,706,444	Q4 2010
02151NBA9	15,480,186	15,291,181		(189,004)	15,291,181	13,428,018	Q4 2010
05946XL92	11,074,631	10,989,293		(85,338)	10,989,293	9,273,597	Q4 2010
05948KB65	9,575,839	9,448,438		(127,401)	9,448,438	7,787,100	Q4 2010
05948KC98	17,059,882	17,047,745		(12,137)	17,047,745	15,271,833	Q4 2010
05948KF20	17,433,474	17,417,390		(16,083)	17,417,390	16,163,338	Q4 2010
05948KKZ1	4,378,874	4,348,094		(30,780)	4,348,094	3,162,909	Q4 2010
05948KLA5	748,470	655,160		(93,310)	655,160	968,395	Q4 2010
05948KP37	10,440,936	10,342,820		(98,115)	10,342,820	9,470,228	Q4 2010
12543TAD7	9,455,636	9,424,960		(30,676)	9,424,960	8,013,000	Q4 2010
12543UAD4	42,092,526	41,384,370		(708,155)	41,384,370	38,905,393	Q4 2010
12543UAE2	14,949,355	14,714,571		(234,783)	14,714,571	13,537,440	Q4 2010
12544AAC9	48,165,626	47,278,200		(887,426)	47,278,200	30,525,000	Q4 2010
12544DAK5	21,408,333	21,278,877		(129,455)	21,278,877	19,988,228	Q4 2010
12544DAQ2	15,270,767	15,189,090		(81,677)	15,189,090	13,553,792	Q4 2010
12544LAK7	30,760,928	30,597,504		(163,424)	30,597,504	29,382,400	Q4 2010
12544RAL2	8,573,674	8,569,990		(3,684)	8,569,990	6,884,000	Q4 2010
12545CAU4	37,156,526	37,023,160		(133,366)	37,023,160	37,092,000	Q4 2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-129

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12667F4N2	$9,394,946	$9,362,609	$(32,336)	$9,362,609	$7,370,515	Q4 2010
12667F5J0	19,508,667	19,458,636	(50,030)	19,458,636	16,864,398	Q4 2010
12667F5Z4	6,127,911	6,074,174	(53,736)	6,074,174	23,122,722	Q4 2010
12667F5Z4	21,006,008	20,971,664	(34,343)	20,971,664	23,122,722	Q4 2010
12667F7D1	24,551,494	24,417,749	(133,745)	24,417,749	20,944,078	Q4 2010
12667FR98	1,434,383	1,345,289	(89,094)	1,345,289	2,014,288	Q4 2010
12667FYZ2	11,827,718	9,763,883	(2,063,835)	9,763,883	5,306,397	Q4 2010
12667GBA0	14,356,377	14,265,050	(91,326)	14,265,050	54,951,911	Q4 2010
12667GBA0	23,954,630	23,799,646	(154,984)	23,799,646	54,951,911	Q4 2010
12667GBA0	28,520,429	28,356,700	(163,728)	28,356,700	54,951,911	Q4 2010
12667GFB4	24,466,401	24,329,899	(136,502)	24,329,899	54,299,602	Q4 2010
12667GFB4	41,264,741	41,037,127	(227,614)	41,037,127	54,299,602	Q4 2010
12667GFT5	18,562,240	18,474,874	(87,366)	18,474,874	15,007,688	Q4 2010
12667GJG9	15,775,364	15,766,092	(9,272)	15,766,092	12,829,793	Q4 2010
12667GJR5	50,983,827	50,777,728	(206,098)	50,777,728	40,057,620	Q4 2010
12667GLE1	29,155,692	29,145,504	(10,187)	29,145,504	25,833,254	Q4 2010
12667GQA4	22,109,150	21,879,738	(229,411)	21,879,738	18,047,633	Q4 2010
12667GW74	19,617,942	19,539,187	(78,755)	19,539,187	16,537,691	Q4 2010
12668AAG0	15,979,720	15,516,771	(462,948)	15,516,771	15,873,697	Q4 2010
126694JS8	27,801,206	27,787,428	(13,778)	27,787,428	22,064,889	Q4 2010
126694W61	23,884,838	23,708,747	(176,091)	23,708,747	18,993,432	Q4 2010
126694XQ6	30,891,682	30,711,314	(180,367)	30,711,314	26,691,546	Q4 2010
12669D5V6	3,366,134	3,224,123	(142,010)	3,224,123	2,161,792	Q4 2010
12669DN79	3,832,053	3,076,024	(756,029)	3,076,024	2,305,674	Q4 2010
12669EWY8	8,695,050	8,642,661	(52,389)	8,642,661	6,982,960	Q4 2010
12669EWZ5	1,659,204	1,236,059	(423,144)	1,236,059	1,567,961	Q4 2010
12669YAF9	19,396,738	19,386,356	(10,381)	19,386,356	10,846,750	Q4 2010
12670AAF8	45,556,275	45,009,286	(546,988)	45,009,286	39,241,526	Q4 2010
161631AV8	40,499,302	40,096,350	(402,952)	40,096,350	35,712,547	Q4 2010
16163BAP9	28,514,838	28,163,886	(350,952)	28,163,886	24,986,500	Q4 2010
16165TBJ1	9,210,013	9,136,783	(73,229)	9,136,783	8,184,917	Q4 2010
170255AS2	14,567,962	14,517,614	(50,347)	14,517,614	13,461,000	Q4 2010
17025TAV3	27,400,420	27,375,370	(25,050)	27,375,370	25,509,873	Q4 2010
1729732W8	20,382,765	20,315,199	(67,565)	20,315,199	17,354,537	Q4 2010
17310AAR7	32,430,459	32,419,024	(11,435)	32,419,024	24,900,996	Q4 2010
17312FAD5	9,808,087	9,796,800	(11,287)	9,796,800	8,686,000	Q4 2010
22541Q4M1	6,735,654	6,418,429	(317,224)	6,418,429	3,526,395	Q4 2010
22541SVH8	6,484,621	6,430,759	(53,862)	6,430,759	3,627,227	Q4 2010
251510ET6	3,345,542	3,209,845	(135,696)	3,209,845	1,586,646	Q4 2010
32051DXD9	964,040	883,028	(81,012)	883,028	887,873	Q4 2010
32051DXE7	704,378	616,897	(87,480)	616,897	627,581	Q4 2010
32051G2J3	20,635,774	20,567,316	(68,458)	20,567,316	17,988,737	Q4 2010
32051GN35	27,101,137	26,907,870	(193,267)	26,907,870	19,863,250	Q4 2010
32051GP41	19,697,380	19,476,620	(220,760)	19,476,620	14,994,000	Q4 2010
32051GVL6	24,502,122	24,194,205	(307,917)	24,194,205	22,632,548	Q4 2010
362669AQ6	9,992,478	9,836,120	(156,357)	9,836,120	9,037,754	Q4 2010
46627MAC1	10,865,010	10,703,051	(161,959)	10,703,051	7,621,227	Q4 2010
46628YBK5	29,058,811	28,786,174	(272,636)	28,786,174	26,129,350	Q4 2010
46628YBP4	15,236,182	15,097,096	(139,086)	15,097,096	11,056,346	Q4 2010
52521RAS0	1,883,101	1,784,443	(98,657)	1,784,443	2,390,945	Q4 2010
576434JM7	5,273,081	4,794,747	(478,333)	4,794,747	3,308,819	Q4 2010
74951PEA2	475,728	462,483	(13,244)	462,483	381,945	Q4 2010
749577AL6	18,052,454	17,775,596	(276,858)	17,775,596	11,959,216	Q4 2010
74957EAE7	18,232,309	18,044,355	(187,954)	18,044,355	16,918,370	Q4 2010
74957EAF4	38,283,506	37,751,749	(531,757)	37,751,749	34,693,545	Q4 2010
74957VAQ2	22,154,815	21,889,958	(264,856)	21,889,958	20,054,567	Q4 2010

B-130	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
74957XAF2	$36,766,143	$36,351,790		$(414,353)	$36,351,790	$30,585,720	Q4 2010
749583AH3	10,049,814	9,934,668		(115,145)	9,934,668	4,931,266	Q4 2010
74958AAD6	13,436,388	13,414,590		(21,798)	13,414,590	27,992,687	Q4 2010
74958AAD6	18,104,247	18,066,777		(37,469)	18,066,777	27,992,687	Q4 2010
74958BAH5	25,527,559	25,194,638		(332,920)	25,194,638	22,300,818	Q4 2010
74958EAD8	48,792,758	48,664,800		(127,958)	48,664,800	43,555,000	Q4 2010
75115CAG2	7,692,270	7,620,317		(71,953)	7,620,317	7,894,687	Q4 2010
76110HQS1	4,259,476	4,133,507		(125,968)	4,133,507	4,000,830	Q4 2010
76110HX53	10,221,638	10,177,036		(44,601)	10,177,036	8,533,547	Q4 2010
76110HX87	22,805,055	22,632,748		(172,306)	22,632,748	18,830,017	Q4 2010
761118CZ9	10,039,550	10,005,568		(33,982)	10,005,568	9,365,092	Q4 2010
76114DAE4	13,559,310	13,519,856		(39,453)	13,519,856	13,404,091	Q4 2010
949772AD9	28,243,539	28,132,050		(111,489)	28,132,050	23,501,359	Q4 2010
949837AF5	68,474,786	68,353,707		(121,079)	68,353,707	44,639,062	Q4 2010
949837BE7	19,812,631	19,775,778		(36,853)	19,775,778	16,546,363	Q4 2010
949837BK3	8,514,486	8,499,688		(14,798)	8,499,688	7,110,656	Q4 2010
949837CC0	25,450,065	25,373,072		(76,992)	25,373,072	20,690,221	Q4 2010
94983BAP4	15,420,570	15,386,926		(33,644)	15,386,926	12,756,150	Q4 2010
94984AAR1	29,144,103	28,982,130		(161,973)	28,982,130	17,766,000	Q4 2010
94984AAS9	9,953,947	9,909,440		(44,507)	9,909,440	9,662,000	Q4 2010
94984FAR0	35,173,276	35,157,002		(16,274)	35,157,002	34,782,734	Q4 2010
94984HAC9	36,429,878	36,105,824		(324,054)	36,105,824	34,059,273	Q4 2010
94984XAB6	9,370,976	9,287,499		(83,476)	9,287,499	5,478,272	Q4 2010
94984XAD2	7,749,137	7,680,094		(69,042)	7,680,094	4,557,000	Q4 2010
94984XAM2	11,829,068	11,723,543		(105,524)	11,723,543	8,324,642	Q4 2010
94985JAB6	48,321,959	48,228,400		(93,559)	48,228,400	44,145,000	Q4 2010
94985JBR0	29,162,715	29,121,539		(41,176)	29,121,539	27,803,419	Q4 2010
94985JCA6	28,558,476	28,534,710		(23,766)	28,534,710	26,562,000	Q4 2010
94985LAD7	15,368,802	15,349,891		(18,911)	15,349,891	12,980,185	Q4 2010
94985RAP7	61,243,010	60,846,336		(396,674)	60,846,336	47,827,200	Q4 2010
94985WAP6	21,483,620	21,439,796		(43,823)	21,439,796	19,756,941	Q4 2010
94985WAQ4	73,940,814	73,680,424		(260,390)	73,680,424	62,384,887	Q4 2010
94985WBL4	36,878,715	36,769,287		(109,427)	36,769,287	30,262,158	Q4 2010
94986AAC2	19,180,863	19,096,840		(84,023)	19,096,840	102,925,000	Q4 2010
94986AAC2	19,329,580	19,244,820		(84,760)	19,244,820	102,925,000	Q4 2010
94986AAC2	71,734,602	71,420,325		(314,277)	71,420,325	102,925,000	Q4 2010
03702YAC4	14,400	—	²	(7,200)	7,200	7,200	Q4 2010
05947U6E3	8,003,952	—	²	(6,831,697)	1,172,255	1,172,255	Q4 2010
059500AH1	10,026,689	—	²	(7,513,799)	2,512,890	2,512,890	Q4 2010
059500AJ7	10,026,444	—	²	(7,868,105)	2,158,339	2,158,339	Q4 2010
05950EAN8	3,636,647	—	²	(1,953,272)	1,683,375	1,683,375	Q4 2010
05950VAR1	12,034,861	—	²	(8,198,726)	3,836,135	3,836,135	Q4 2010
05950WAQ1	5,075,684	—	²	(4,175,684)	900,000	900,000	Q4 2010
05950WAQ1	8,990,631	—	²	(7,394,751)	1,595,880	1,595,880	Q4 2010
05950WAQ1	9,448,183	—	²	(7,648,183)	1,800,000	1,800,000	Q4 2010
07387BEK5	9,182,390	—	²	(5,509,271)	3,673,119	3,673,119	Q4 2010
07387BEN9	3,313,391	—	²	(2,161,953)	1,151,438	1,151,438	Q4 2010
07387BEP4	1,934,097	—	²	(507,963)	1,426,134	1,426,134	Q4 2010
07388LAN0	20,528,082	—	²	(10,546,982)	9,981,100	9,981,100	Q4 2010
07388RAK3	3,642,416	—	²	(1,347,832)	2,294,584	2,294,584	Q4 2010
12513YAL4	3,894,222	—	²	(1,387,523)	2,506,699	2,506,699	Q4 2010
17310MAQ3	9,598,479	—	²	(4,877,589)	4,720,890	4,720,890	Q4 2010
20173MAM2	4,964,116	—	²	(3,466,972)	1,497,144	1,497,144	Q4 2010
20173VAK6	9,929,988	—	²	(4,177,038)	5,752,950	5,752,950	Q4 2010
20173VAL4	4,911,899	—	²	(2,286,030)	2,625,869	2,625,869	Q4 2010
20173VAM2	5,953,003	—	²	(1,723,424)	4,229,579	4,229,579	Q4 2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-131

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
22545LAP4	$8,021,098	$—	²	$(5,108,298)	$2,912,800	$2,912,800	Q4 2010
22545LAR0	2,280,212	—	²	(909,887)	1,370,325	1,370,325	Q4 2010
22545LAR0	3,023,211	—	²	(1,234,937)	1,788,274	1,788,274	Q4 2010
22545LAR0	3,027,075	—	²	(1,238,801)	1,788,274	1,788,274	Q4 2010
36228CXF5	4,683,448	—	²	(3,280,059)	1,403,389	1,403,389	Q4 2010
36828QSJ6	10,856,558	—	²	(5,883,307)	4,973,251	4,973,251	Q4 2010
46625YUR2	5,263,727	—	²	(2,273,135)	2,990,592	2,990,592	Q4 2010
46625YUR2	9,996,646	—	²	(4,483,016)	5,513,630	5,513,630	Q4 2010
46627QBJ6	20,048,492	—	²	(13,876,532)	6,171,960	6,171,960	Q4 2010
46629YAL3	16,040,303	—	²	(7,240,391)	8,799,912	8,799,912	Q4 2010
46630EAL4	4,873,921	—	²	(2,202,866)	2,671,055	2,671,055	Q4 2010
46631BAL9	9,862,726	—	²	(5,042,606)	4,820,120	4,820,120	Q4 2010
55312YAH5	7,081,363	—	²	(1,997,414)	5,083,949	5,083,949	Q4 2010
59022HLQ3	9,707,869	—	²	(5,299,299)	4,408,570	4,408,570	Q4 2010
59022HLQ3	10,543,736	—	²	(5,786,890)	4,756,846	4,756,846	Q4 2010
59022KAK1	22,524,821	—	²	(11,474,382)	11,050,439	11,050,439	Q4 2010
59023BAL8	4,712,257	—	²	(2,869,173)	1,843,084	1,843,084	Q4 2010
606935AP9	4,965,073	—	²	(2,827,984)	2,137,089	2,137,089	Q4 2010
61746WFS4	2,428,681	—	²	(149,158)	2,279,523	2,279,523	Q4 2010
61750HAK2	11,170,743	—	²	(5,486,895)	5,683,848	5,683,848	Q4 2010
74040KAC6	4,024,899	—	²	(919,386)	3,105,513	3,105,513	Q4 2010
92976BBV3	3,224,723	—	²	(1,242,124)	1,982,599	1,982,599	Q4 2010
92976BBV3	23,512,118	—	²	(11,765,214)	11,746,904	11,746,904	Q4 2010
92978MAL0	10,612,719	—	²	(3,872,055)	6,740,664	6,740,664	Q4 2010
92978YAK6	3,339,950	—	²	(136,180)	3,203,770	3,203,770	Q4 2010
46625MUJ6	2,326,704	—	*	(2,326,704)	—	715,289	Q3 2010
46625MQ85	1,057,827	2,824		(1,055,003)	2,824	233,586	Q3 2010
22544QAM1	487,456	27,610		(459,846)	27,610	6,078,402	Q3 2010
92978QAJ6	33,516	29,201		(4,315)	29,201	45,068	Q3 2010
50180CAV2	513,643	56,863		(456,780)	56,863	900,000	Q3 2010
50180JAL9	78,357	58,000		(20,357)	58,000	840,000	Q3 2010
07388RAM9	655,917	80,005		(575,912)	80,005	2,418,138	Q3 2010
46625YQ97	349,798	83,841		(265,957)	83,841	1,825,110	Q3 2010
07388RAN7	93,544	87,476		(6,068)	87,476	2,224,900	Q3 2010
46625M2Y4	127,218	90,542		(36,676)	90,542	168,938	Q3 2010
20173MAQ3	340,808	152,700		(188,108)	152,700	450,000	Q3 2010
53944MAC3	230,382	161,090		(69,292)	161,090	70,000	Q3 2010
03927PAG3	1,003,568	191,997		(811,571)	191,997	180,000	Q3 2010
46625YC68	1,201,084	217,132		(983,952)	217,132	770,491	Q3 2010
50180JAK1	17,728,775	251,080		(17,477,695)	251,080	5,568,380	Q3 2010
294751EN8	619,302	375,350		(243,952)	375,350	162,368	Q3 2010
03927PAH1	3,010,831	378,597		(2,632,234)	378,597	465,000	Q3 2010
03762CAD7	974,009	409,562		(564,447)	409,562	807,600	Q3 2010
46632HAQ4	502,407	410,663		(91,744)	410,663	562,770	Q3 2010
50177AAL3	928,391	418,825		(509,566)	418,825	2,683,060	Q3 2010
3622MSAC6	635,194	427,403		(207,791)	427,403	150,000	Q3 2010
42332QAM5	3,256,794	433,593		(2,823,201)	433,593	424,554	Q3 2010
52108MGD9	511,840	436,322		(75,518)	436,322	497,400	Q3 2010
46625YQ89	497,524	466,387		(31,137)	466,387	1,482,484	Q3 2010
61745MX57	2,601,720	479,664		(2,122,056)	479,664	1,481,676	Q3 2010
50180CAM2	1,960,200	490,243		(1,469,957)	490,243	2,554,245	Q3 2010
361849S29	2,229,531	509,443		(1,720,088)	509,443	3,046,218	Q3 2010
61745MU68	1,350,938	535,909		(815,029)	535,909	1,994,764	Q3 2010
361849K84	3,973,100	552,964		(3,420,136)	552,964	3,000,254	Q3 2010
07388RAL1	1,778,009	596,132		(1,181,877)	596,132	2,621,697	Q3 2010
46625MQ77	759,578	619,476		(140,102)	619,476	157,342	Q3 2010

B-132	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
61751NAQ5	$819,550	$680,057	$(139,493)	$680,057	$1,032,044	Q3 2010
36228CDP5	767,216	707,260	(59,956)	707,260	1,050,518	Q3 2010
52522HAJ1	742,508	723,061	(19,447)	723,061	707,431	Q3 2010
46625M2W8	1,031,919	782,253	(249,666)	782,253	174,387	Q3 2010
294751EM0	1,506,623	831,775	(674,848)	831,775	250,445	Q3 2010
36228CXK4	6,802,460	848,176	(5,954,284)	848,176	2,100,000	Q3 2010
805564NE7	2,078,249	897,226	(1,181,023)	897,226	284,686	Q3 2010
07387BEQ2	936,886	921,644	(15,242)	921,644	1,679,372	Q3 2010
46629GAQ1	3,340,284	960,932	(2,379,352)	960,932	1,810,975	Q3 2010
52108HZ80	1,227,132	976,255	(250,877)	976,255	2,483,719	Q3 2010
294751CV2	1,182,805	997,277	(185,528)	997,277	319,590	Q3 2010
50179AAM9	1,354,724	1,047,071	(307,653)	1,047,071	480,000	Q3 2010
46625MUH0	4,605,575	1,191,047	(3,414,528)	1,191,047	1,742,729	Q3 2010
52108MDU4	1,499,489	1,212,294	(287,195)	1,212,294	1,133,392	Q3 2010
361849N73	9,996,216	1,268,522	(8,727,694)	1,268,522	5,013,340	Q3 2010
46631BAP0	2,024,805	1,271,800	(753,005)	1,271,800	4,168,738	Q3 2010
07387BAU7	4,968,623	1,309,906	(3,658,717)	1,309,906	1,920,227	Q3 2010
46630VAP7	2,972,270	1,328,263	(1,644,007)	1,328,263	1,568,592	Q3 2010
03762CAC9	3,428,690	1,328,887	(2,099,803)	1,328,887	1,146,600	Q3 2010
20173QAQ4	1,410,974	1,353,322	(57,652)	1,353,322	964,680	Q3 2010
59022HBX9	10,248,420	1,485,949	(8,762,471)	1,485,949	2,311,735	Q3 2010
36298JAC7	1,834,754	1,633,630	(201,124)	1,633,630	750,000	Q3 2010
361849R87	10,524,919	1,707,335	(8,817,584)	1,707,335	2,773,103	Q3 2010
20173TAP0	7,846,013	1,883,441	(5,962,572)	1,883,441	3,328,123	Q3 2010
60688BAM0	2,426,047	1,968,375	(457,672)	1,968,375	2,211,318	Q3 2010
07387BEP4	2,571,979	1,969,179	(602,800)	1,969,179	1,319,047	Q3 2010
22544QAK5	3,458,269	2,028,181	(1,430,088)	2,028,181	5,817,474	Q3 2010
03762AAG4	2,267,403	2,115,821	(151,582)	2,115,821	669,000	Q3 2010
60687UAM9	2,665,917	2,224,903	(441,014)	2,224,903	1,356,766	Q3 2010
20173QAN1	6,403,967	2,305,279	(4,098,688)	2,305,279	3,359,886	Q3 2010
61751NAN2	5,016,590	2,335,548	(2,681,042)	2,335,548	1,514,820	Q3 2010
55312TAH6	4,025,969	2,425,063	(1,600,906)	2,425,063	3,848,100	Q3 2010
07383F6U7	4,544,157	2,523,716	(2,020,441)	2,523,716	2,917,320	Q3 2010
61745MX40	3,005,245	2,832,830	(172,415)	2,832,830	1,934,883	Q3 2010
61749WAJ6	3,131,729	2,976,424	(155,305)	2,976,424	2,610,356	Q3 2010
00253CHY6	3,120,280	3,102,049	(18,231)	3,102,049	1,118,999	Q3 2010
52108MGC1	3,824,197	3,155,305	(668,892)	3,155,305	1,174,873	Q3 2010
61745M6T5	5,294,616	3,219,448	(2,075,168)	3,219,448	3,402,161	Q3 2010
46628FAU5	4,037,131	3,268,489	(768,642)	3,268,489	1,305,785	Q3 2010
92976UAA8	10,526,641	3,285,654	(7,240,987)	3,285,654	1,820,000	Q3 2010
46625YQ63	4,672,578	3,377,957	(1,294,621)	3,377,957	2,935,598	Q3 2010
12513YAM2	4,194,326	3,401,151	(793,175)	3,401,151	8,093,726	Q3 2010
22545YAQ4	8,946,144	3,496,744	(5,449,400)	3,496,744	3,427,502	Q3 2010
07388RAK3	4,195,950	3,640,274	(555,676)	3,640,274	1,977,550	Q3 2010
59022HBW1	5,862,578	3,821,756	(2,040,822)	3,821,756	1,872,228	Q3 2010
46631BAM7	7,607,123	3,843,062	(3,764,061)	3,843,062	3,819,190	Q3 2010
14986DAT7	3,963,006	3,956,894	(6,112)	3,956,894	5,420,895	Q3 2010
12513YAL4	4,948,019	3,977,880	(970,139)	3,977,880	3,374,460	Q3 2010
07387BAT0	4,534,942	3,983,278	(551,664)	3,983,278	1,709,633	Q3 2010
81375WHK5	4,270,433	4,033,599	(236,834)	4,033,599	2,176,741	Q3 2010
03927PAF5	5,015,517	4,193,790	(821,727)	4,193,790	1,050,000	Q3 2010
61749WAH0	4,477,955	4,259,879	(218,076)	4,259,879	3,597,948	Q3 2010
396789KF5	4,416,306	4,367,634	(48,672)	4,367,634	1,844,566	Q3 2010
52108HV76	4,714,587	4,387,185	(327,402)	4,387,185	2,177,995	Q3 2010
46629GAP3	7,018,791	4,441,001	(2,577,790)	4,441,001	3,337,782	Q3 2010
46629YAM1	8,430,490	4,516,533	(3,913,957)	4,516,533	7,004,700	Q3 2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-133

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
36228CWE9	$5,010,138	$4,580,652		$(429,486)	$4,580,652	$2,300,505	Q3 2010
20173MAN0	6,985,383	4,641,381		(2,344,002)	4,641,381	2,800,000	Q3 2010
36228CXF5	4,985,507	4,710,423		(275,084)	4,710,423	1,403,265	Q3 2010
361849R79	6,014,394	4,719,268		(1,295,126)	4,719,268	2,522,106	Q3 2010
52108MDS9	10,011,964	4,776,836		(5,235,128)	4,776,836	1,859,030	Q3 2010
46630EAL4	5,014,073	4,876,733		(137,340)	4,876,733	1,607,520	Q3 2010
46631BAN5	5,386,554	5,053,566		(332,988)	5,053,566	9,091,732	Q3 2010
61754JAM0	6,257,352	5,085,114		(1,172,238)	5,085,114	3,054,182	Q3 2010
92977RAK2	6,000,000	5,455,051		(544,949)	5,455,051	2,810,760	Q3 2010
03762CAB1	22,500,000	5,549,436		(16,950,564)	5,549,436	2,837,250	Q3 2010
50180JAJ4	12,276,489	5,571,591		(6,704,898)	5,571,591	4,764,503	Q3 2010
59022HJU7	11,674,617	5,635,576		(6,039,041)	5,635,576	6,285,333	Q3 2010
94352MAG3	8,691,868	6,629,095		(2,062,773)	6,629,095	2,198,400	Q3 2010
52108HF82	7,727,956	7,452,402		(275,554)	7,452,402	5,477,803	Q3 2010
46625MZG7	14,378,021	7,761,562		(6,616,459)	7,761,562	7,068,304	Q3 2010
20173QAM3	12,864,169	7,933,958		(4,930,211)	7,933,958	4,574,089	Q3 2010
92977QAM0	9,999,889	8,976,592		(1,023,297)	8,976,592	7,785,280	Q3 2010
17310MAQ3	10,917,564	9,677,098		(1,240,466)	9,677,098	3,092,280	Q3 2010
55312VAR9	12,830,377	9,851,955		(2,978,422)	9,851,955	7,430,873	Q3 2010
14986DAR1	12,388,126	10,206,673		(2,181,453)	10,206,673	4,876,652	Q3 2010
92978MAL0	10,891,007	10,594,077		(296,930)	10,594,077	6,121,980	Q3 2010
760985XK2	11,177,627	10,796,094		(381,533)	10,796,094	5,812,531	Q3 2010
61750HAK2	12,037,386	11,184,732		(852,654)	11,184,732	4,961,112	Q3 2010
92978TAK7	14,624,706	11,979,384		(2,645,322)	11,979,384	6,905,860	Q3 2010
81375WHJ8	14,316,870	13,476,996		(839,874)	13,476,996	6,308,833	Q3 2010
22545YAN1	18,819,647	14,484,539		(4,335,108)	14,484,539	5,107,725	Q3 2010
36242DDD2	14,949,165	14,918,720		(30,445)	14,918,720	13,206,450	Q3 2010
46629YAL3	18,836,677	16,076,405		(2,760,272)	16,076,405	7,588,238	Q3 2010
61749EAE7	18,695,577	18,367,862		(327,715)	18,367,862	14,629,965	Q3 2010
36228CYQ0	19,061,878	18,417,176		(644,702)	18,417,176	10,564,431	Q3 2010
03762CAE5	20,000,000	19,175,412		(824,588)	19,175,412	4,278,000	Q3 2010
55312TAG8	20,068,059	20,027,948		(40,111)	20,027,948	9,761,480	Q3 2010
36298JAA1	24,766,309	22,359,588		(2,406,721)	22,359,588	13,478,365	Q3 2010
59022KAK1	27,077,048	22,595,965		(4,481,083)	22,595,965	15,713,334	Q3 2010
87222PAE3	28,206,921	26,236,469		(1,970,452)	26,236,469	17,684,360	Q3 2010
525221EB9	28,731,701	27,779,667		(952,034)	27,779,667	21,675,300	Q3 2010
36242DSS3	27,998,997	27,925,439		(73,558)	27,925,439	24,350,900	Q3 2010
52522HAL6	32,497,160	30,700,898		(1,796,262)	30,700,898	19,912,720	Q3 2010
337925CP4	708,577	—	*	(708,577)	—	681,596	Q3 2010
337925CZ2	610,176	—	*	(610,176)	—	548,633	Q3 2010
337925DL2	473,971	—	*	(473,971)	—	461,740	Q3 2010
337925EG2	1,044,691	—	*	(1,044,691)	—	714,399	Q3 2010
337925EH0	474,932	—	*	(474,932)	—	422,913	Q3 2010
337925EU1	1,214,988	—	*	(1,214,988)	—	1,178,254	Q3 2010
337925CA7	428,760	—	*	(428,760)	—	428,944	Q3 2010
42332QAN3	184	—	*	(184)	—	1	Q3 2010
46625MZH5	973,556	—	*	(973,556)	—	647,412	Q3 2010
50180JAR6	37,891	—	*	(37,891)	—	840,000	Q3 2010
50180JAM7	191,908	—	*	(191,908)	—	1,700,000	Q3 2010
50180CAW0	348,525	—	*	(348,525)	—	647,640	Q3 2010
493553AY7	303,149	—	*	(303,149)	—	297,426	Q3 2010
493553AW1	1,010,735	—	*	(1,010,735)	—	999,320	Q3 2010
362332AN8	398,583	—	*	(398,583)	—	500,000	Q3 2010
22544QAN9	271,620	—	*	(271,620)	—	2,556,246	Q3 2010
07388RAP2	93,508	—	*	(93,508)	—	520,000	Q3 2010
291701CS7	357,217	—	*	(357,217)	—	340,483	Q3 2010

B-134	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
337937AK2	$555,930	$—	*	$(555,930)	$—	$722,709	Q3 2010
291701CR9	246,063	—	*	(246,063)	—	240,943	Q3 2010
291701CN8	843,207	—	*	(843,207)	—	871,099	Q3 2010
225458SA7	2,727,617	—	*	(2,727,617)	—	2,663,768	Q3 2010
22544QAP4	60,547	—	*	(60,547)	—	1,334,085	Q3 2010
36246LAH4	9,403,620	—	²	(943,600)	8,460,020	8,460,020	Q3 2010
74040KAC6	3,935,934	—	²	(934,784)	3,001,150	3,001,150	Q3 2010
55313KAJ0	7,044,613	—	²	(3,901,296)	3,143,317	3,143,317	Q3 2010
76110H5M7	85,551	57,121		(28,430)	57,121	102,751	Q3 2010
74951PEA2	515,299	501,141		(14,157)	501,141	383,289	Q3 2010
05948KLA5	794,663	789,904		(4,759)	789,904	958,430	Q3 2010
12669DN87	1,039,821	851,895		(187,926)	851,895	1,283,223	Q3 2010
76110HSH3	1,655,812	1,148,317		(507,495)	1,148,317	616,643	Q3 2010
12667FR98	1,634,046	1,588,689		(45,357)	1,588,689	1,372,774	Q3 2010
76110HHB8	2,172,936	1,711,873		(461,063)	1,711,873	1,619,613	Q3 2010
52521RAS0	2,357,220	1,999,845		(357,375)	1,999,845	1,262,735	Q3 2010
12669E4W3	2,775,166	2,218,359		(556,807)	2,218,359	2,657,258	Q3 2010
05949AA67	2,301,179	2,246,111		(55,068)	2,246,111	3,101,032	Q3 2010
76110HNQ8	2,978,792	2,836,486		(142,307)	2,836,486	1,900,872	Q3 2010
251510CY7	4,008,391	3,877,663		(130,728)	3,877,663	2,457,374	Q3 2010
12669DN79	4,281,079	3,932,407		(348,672)	3,932,407	2,303,428	Q3 2010
76110HQS1	4,582,481	4,359,220		(223,261)	4,359,220	3,995,766	Q3 2010
05948KKZ1	4,469,511	4,442,425		(27,086)	4,442,425	3,137,443	Q3 2010
576434JM7	5,523,783	5,415,092		(108,691)	5,415,092	3,306,110	Q3 2010
12667GUG6	6,076,219	5,956,519		(119,700)	5,956,519	5,270,371	Q3 2010
76110HSG5	6,261,452	6,042,010		(219,442)	6,042,010	3,928,811	Q3 2010
32051GFL4	7,399,409	7,313,027		(86,382)	7,313,027	5,749,581	Q3 2010
12667FW92	7,483,674	7,461,412		(22,262)	7,461,412	7,874,328	Q3 2010
05948KF38	7,700,164	7,591,408		(108,757)	7,591,408	7,856,195	Q3 2010
94984XAD2	7,777,291	7,755,115		(22,176)	7,755,115	4,252,391	Q3 2010
949837BK3	8,529,969	8,512,962		(17,007)	8,512,962	6,582,888	Q3 2010
12544RAL2	8,654,164	8,581,480		(72,684)	8,581,480	6,388,110	Q3 2010
12669EL95	8,835,696	8,797,872		(37,823)	8,797,872	6,601,090	Q3 2010
12669G5U1	9,025,626	8,841,996		(183,630)	8,841,996	8,322,040	Q3 2010
12669EWY8	9,139,220	8,891,603		(247,617)	8,891,603	6,957,959	Q3 2010
16165TBJ1	9,471,606	9,310,541		(161,065)	9,310,541	7,319,370	Q3 2010
94984XAB6	9,405,896	9,378,147		(27,748)	9,378,147	5,127,610	Q3 2010
12543TAD7	9,547,555	9,470,080		(77,475)	9,470,080	7,959,480	Q3 2010
76110HHA0	9,694,151	9,529,147		(165,003)	9,529,147	7,251,752	Q3 2010
17312FAD5	9,815,809	9,806,180		(9,629)	9,806,180	8,066,300	Q3 2010
362669AQ6	10,010,325	9,998,147		(12,178)	9,998,147	7,466,551	Q3 2010
05948KP37	10,530,359	10,456,348		(74,011)	10,456,348	8,709,566	Q3 2010
46627MAC1	10,932,249	10,874,923		(57,326)	10,874,923	6,533,115	Q3 2010
94984XAM2	11,873,049	11,838,358		(34,691)	11,838,358	7,959,049	Q3 2010
12667FYZ2	13,543,516	12,153,503		(1,390,013)	12,153,503	5,378,866	Q3 2010
45660LPD5	13,630,938	13,535,779		(95,159)	13,535,779	10,422,789	Q3 2010
76114DAE4	14,403,332	14,158,910		(244,422)	14,158,910	13,090,774	Q3 2010
12667GKE2	14,381,868	14,217,499		(164,369)	14,217,499	12,474,020	Q3 2010
12669YAX0	14,609,899	14,474,708		(135,191)	14,474,708	7,351,063	Q3 2010
170255AS2	14,686,766	14,580,345		(106,421)	14,580,345	12,626,625	Q3 2010
36185MEG3	14,702,269	14,698,050		(4,219)	14,698,050	13,749,795	Q3 2010
12669YAH5	15,042,278	14,902,664		(139,614)	14,902,664	11,353,622	Q3 2010
12543UAE2	14,985,389	14,972,823		(12,566)	14,972,823	13,808,141	Q3 2010
46628YBP4	15,292,671	15,243,202		(49,469)	15,243,202	10,564,104	Q3 2010
12544DAQ2	15,349,276	15,280,254		(69,022)	15,280,254	10,370,642	Q3 2010
94985LAD7	15,362,213	15,357,526		(4,687)	15,357,526	11,807,387	Q3 2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-135

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
94983BAP4	$15,420,761	$15,412,865		$(7,897)	$15,412,865	$12,098,625	Q3 2010
02151NBA9	15,606,580	15,520,065		(86,515)	15,520,065	12,120,095	Q3 2010
17025AAB8	16,283,347	15,828,040		(455,307)	15,828,040	16,699,980	Q3 2010
05948KC98	17,319,534	17,277,034		(42,499)	17,277,034	14,358,801	Q3 2010
05948KF20	17,618,032	17,564,850		(53,182)	17,564,850	15,131,075	Q3 2010
749577AL6	18,139,489	18,074,251		(65,238)	18,074,251	10,410,837	Q3 2010
02148YAD6	18,639,155	18,554,515		(84,640)	18,554,515	17,726,264	Q3 2010
12667GFT5	18,726,582	18,576,104		(150,477)	18,576,104	13,843,487	Q3 2010
12669YAF9	19,610,253	19,399,149		(211,104)	19,399,149	10,066,709	Q3 2010
949837BE7	19,849,775	19,801,904		(47,870)	19,801,904	15,333,220	Q3 2010
12667GW74	19,818,397	19,813,092		(5,305)	19,813,092	15,345,380	Q3 2010
12667F5Z4	21,428,561	21,294,549		(134,012)	21,294,549	17,673,695	Q3 2010
12544DAK5	21,491,809	21,405,725		(86,084)	21,405,725	16,578,519	Q3 2010
02149HAK6	21,864,991	21,660,002		(204,989)	21,660,002	20,699,706	Q3 2010
94985WAP6	21,974,515	21,939,669		(34,846)	21,939,669	19,201,255	Q3 2010
12667GQA4	22,343,996	22,294,347		(49,649)	22,294,347	16,792,289	Q3 2010
02148FAW5	24,307,551	23,980,519		(327,032)	23,980,519	19,215,067	Q3 2010
12667F7D1	24,953,037	24,876,150		(76,887)	24,876,150	19,505,863	Q3 2010
949837CC0	25,539,157	25,444,549		(94,608)	25,444,549	19,255,931	Q3 2010
74958BAH5	25,685,855	25,561,877		(123,978)	25,561,877	18,927,974	Q3 2010
16163BAP9	28,686,716	28,528,270		(158,446)	28,528,270	23,782,605	Q3 2010
94985JCA6	28,644,151	28,584,900		(59,251)	28,584,900	25,770,990	Q3 2010
46628YBK5	29,077,252	29,054,422		(22,830)	29,054,422	14,702,251	Q3 2010
94985JBR0	29,257,811	29,169,352		(88,458)	29,169,352	13,110,447	Q3 2010
12667GLE1	29,623,764	29,503,475		(120,289)	29,503,475	24,393,453	Q3 2010
12544LAK7	30,863,683	30,752,256		(111,427)	30,752,256	27,918,624	Q3 2010
02151FAD1	35,662,487	35,631,440		(31,047)	35,631,440	26,756,800	Q3 2010
94984HAC9	37,354,109	36,448,626		(905,483)	36,448,626	32,702,779	Q3 2010
74957XAF2	36,832,899	36,774,560		(58,339)	36,774,560	28,287,752	Q3 2010
94985WBL4	36,958,147	36,857,659		(100,488)	36,857,659	27,838,397	Q3 2010
17025JAB9	37,271,990	36,891,974		(380,015)	36,891,974	34,077,959	Q3 2010
12545CAU4	37,511,851	37,191,320		(320,531)	37,191,320	34,835,400	Q3 2010
12667F2J3	39,544,156	39,164,430		(379,725)	39,164,430	32,915,608	Q3 2010
161631AV8	40,692,742	40,504,204		(188,539)	40,504,204	32,871,977	Q3 2010
12543UAD4	42,273,632	42,132,737		(140,895)	42,132,737	23,735,250	Q3 2010
02147QAE2	43,134,015	42,336,150		(797,865)	42,336,150	37,748,150	Q3 2010
12670AAF8	45,917,985	45,587,433		(330,552)	45,587,433	37,380,393	Q3 2010
12544AAC9	48,512,531	48,193,800		(318,731)	48,193,800	28,169,900	Q3 2010
94985JAB6	48,450,962	48,327,700		(123,262)	48,327,700	30,442,250	Q3 2010
74958EAD8	48,969,169	48,804,200		(164,969)	48,804,200	41,046,800	Q3 2010
12667GJR5	50,995,614	50,818,362		(177,252)	50,818,362	37,041,360	Q3 2010
94985RAP7	61,403,193	61,264,640		(138,553)	61,264,640	44,305,600	Q3 2010
12667GFB4	66,405,357	66,349,512		(55,845)	66,349,512	52,004,355	Q3 2010
12667GBA0	67,787,544	67,607,741		(179,803)	67,607,741	51,342,736	Q3 2010
949837AF5	68,594,272	68,455,886		(138,386)	68,455,886	41,453,035	Q3 2010
94985WAQ4	72,997,980	72,781,248		(216,732)	72,781,248	57,469,842	Q3 2010
94986AAC2	110,671,126	110,256,395		(414,731)	110,256,395	97,475,610	Q3 2010
05948KF38	8,102,922	8,008,653		(94,269)	8,008,653	7,523,260	Q3 2010
02660TFM0	10,000,000	9,111,833		(888,167)	9,111,833	5,875,731	Q2 2010
05947UJV1	230,773	—		(230,773)	—	250,062	Q2 2010
05947UWD6	3,887	—	*	(3,887)	—	17	Q2 2010
38500XAL6	19,569,620	1,200,000		(18,369,620)	1,200,000	1,200,000	Q2 2010
38500XAM4	1,390,890	—	*	(1,390,890)	—	180,390	Q2 2010
525221JV0	1,204,722	1,143,027		(61,695)	1,143,027	1,389,414	Q2 2010
61749EAE7	20,521,789	19,037,308		(1,484,481)	19,037,308	16,444,615	Q2 2010
02147QAE2	43,607,310	43,250,000		(357,310)	43,250,000	36,456,645	Q2 2010

B-136	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
02148FAW5	$24,764,882	$24,744,699	$(20,183)	$24,744,699	$18,944,847	Q2 2010
02148YAD6	18,959,037	18,754,083	(204,954)	18,754,083	17,217,844	Q2 2010
02149HAK6	22,147,214	21,909,031	(238,183)	21,909,031	20,032,454	Q2 2010
02151CBD7	25,594,706	25,322,620	(272,086)	25,322,620	21,171,746	Q2 2010
02151FAD1	36,260,450	35,708,000	(552,450)	35,708,000	25,848,640	Q2 2010
05948KB65	9,775,591	9,767,580	(8,011)	9,767,580	6,880,762	Q2 2010
05948KC98	17,486,605	17,465,528	(21,077)	17,465,528	13,745,026	Q2 2010
05948KF20	17,769,200	17,751,754	(17,446)	17,751,754	15,634,741	Q2 2010
05948KKZ1	4,669,696	4,553,585	(116,111)	4,553,585	3,037,480	Q2 2010
05948KLA5	943,050	848,321	(94,729)	848,321	925,782	Q2 2010
05948KP37	10,605,841	10,530,759	(75,082)	10,530,759	8,290,079	Q2 2010
05949AMP2	840,574	727,190	(113,384)	727,190	1,437,741	Q2 2010
12543UAD4	42,348,982	42,321,343	(27,639)	42,321,343	22,970,474	Q2 2010
12543UAE2	15,120,338	15,014,740	(105,598)	15,014,740	8,284,514	Q2 2010
12543XAD8	24,672,024	24,630,000	(42,024)	24,630,000	18,013,338	Q2 2010
12544DAK5	21,554,275	21,486,386	(67,889)	21,486,386	15,740,814	Q2 2010
12544DAQ2	15,401,721	15,360,128	(41,593)	15,360,128	10,058,344	Q2 2010
12544LAK7	30,938,839	30,854,400	(84,439)	30,854,400	26,452,928	Q2 2010
12544RAL2	8,678,575	8,663,000	(15,575)	8,663,000	6,057,710	Q2 2010
12545CAU4	37,809,701	37,548,000	(261,701)	37,548,000	32,720,240	Q2 2010
12667F7D1	25,272,217	25,220,610	(51,607)	25,220,610	19,089,165	Q2 2010
12667FMJ1	18,249,039	16,795,987	(1,453,052)	16,795,987	9,771,574	Q2 2010
12667FR98	2,402,990	1,819,641	(583,349)	1,819,641	1,365,102	Q2 2010
12667FYZ2	14,897,374	13,912,931	(984,443)	13,912,931	5,145,385	Q2 2010
12667G8B2	87,218	68,304	(18,914)	68,304	177,785	Q2 2010
12667GBA0	68,402,008	68,282,640	(119,368)	68,282,640	50,138,543	Q2 2010
12667GFB4	67,048,513	66,949,823	(98,690)	66,949,823	50,786,923	Q2 2010
12667GFT5	18,766,761	18,741,443	(25,318)	18,741,443	13,010,285	Q2 2010
12667GJG9	16,197,696	16,150,982	(46,714)	16,150,982	11,650,232	Q2 2010
12667GJR5	50,615,994	50,483,550	(132,444)	50,483,550	35,617,692	Q2 2010
12667GKE2	14,577,494	14,515,865	(61,629)	14,515,865	7,914,878	Q2 2010
12667GLE1	29,905,071	29,881,712	(23,359)	29,881,712	23,880,078	Q2 2010
12667GQA4	22,506,298	22,460,394	(45,904)	22,460,394	16,292,248	Q2 2010
12667GUG6	6,374,893	6,339,105	(35,788)	6,339,105	5,439,295	Q2 2010
12667GW74	19,961,817	19,886,000	(75,817)	19,886,000	14,816,578	Q2 2010
12668AAG0	17,380,632	17,270,938	(109,694)	17,270,938	16,458,570	Q2 2010
126694JS8	27,851,078	27,774,433	(76,645)	27,774,433	11,456,916	Q2 2010
12669DN79	4,405,292	4,358,244	(47,048)	4,358,244	2,268,827	Q2 2010
12669DN87	1,232,118	1,116,045	(116,073)	1,116,045	1,266,465	Q2 2010
12669E4W3	2,888,994	2,881,803	(7,191)	2,881,803	2,594,890	Q2 2010
12669YAF9	19,667,671	19,608,000	(59,671)	19,608,000	9,585,698	Q2 2010
12669YAH5	15,357,306	15,079,800	(277,506)	15,079,800	10,946,251	Q2 2010
12669YAX0	14,918,393	14,647,080	(271,313)	14,647,080	6,992,192	Q2 2010
161631AV8	40,839,369	40,694,486	(144,883)	40,694,486	31,252,349	Q2 2010
16163BAP9	28,792,721	28,700,550	(92,171)	28,700,550	23,400,306	Q2 2010
170255AS2	14,759,899	14,701,500	(58,399)	14,701,500	11,982,225	Q2 2010
17025AAB8	16,181,831	16,172,000	(9,831)	16,172,000	14,520,234	Q2 2010
17307G4H8	8,933,129	8,323,160	(609,969)	8,323,160	6,853,426	Q2 2010
17312FAD5	9,835,339	9,813,000	(22,339)	9,813,000	7,749,916	Q2 2010
251510ET6	3,857,397	3,772,604	(84,793)	3,772,604	1,528,953	Q2 2010
32051GDH5	3,252,876	1,786,149	(1,466,727)	1,786,149	3,463,472	Q2 2010
32051GFL4	7,483,229	7,445,103	(38,126)	7,445,103	5,640,328	Q2 2010
32051GVL6	25,285,339	24,685,122	(600,217)	24,685,122	20,274,599	Q2 2010
36185MEG3	14,806,237	14,698,500	(107,737)	14,698,500	13,133,460	Q2 2010
3622MPAN8	28,614,151	28,411,588	(202,563)	28,411,588	23,067,594	Q2 2010
362669AQ6	10,054,269	10,017,389	(36,880)	10,017,389	7,067,147	Q2 2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-137

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
45660LPD5	$13,629,843	$13,624,200		$(5,643)	$13,624,200	$9,771,779	Q2 2010
46628YBP4	15,318,147	15,300,702		(17,445)	15,300,702	10,182,346	Q2 2010
52521RAS0	2,469,848	2,467,918		(1,930)	2,467,918	1,344,928	Q2 2010
576434JM7	5,886,943	5,653,674		(233,269)	5,653,674	3,250,454	Q2 2010
576434SW5	8,120,545	7,355,638		(764,907)	7,355,638	6,446,802	Q2 2010
74951PEA2	597,326	543,209		(54,117)	543,209	436,786	Q2 2010
74957EAF4	38,358,479	38,293,596		(64,883)	38,293,596	31,920,863	Q2 2010
74957VAQ2	22,202,597	22,177,240		(25,357)	22,177,240	18,773,771	Q2 2010
749583AH3	10,118,223	10,072,116		(46,107)	10,072,116	4,455,192	Q2 2010
74958BAH5	25,784,859	25,728,036		(56,823)	25,728,036	18,448,619	Q2 2010
74958EAD8	49,154,795	48,980,000		(174,795)	48,980,000	39,845,220	Q2 2010
76110H5M7	91,144	90,400		(744)	90,400	99,457	Q2 2010
76110HHB8	2,928,571	2,269,149		(659,422)	2,269,149	1,574,575	Q2 2010
76110HNQ8	3,116,679	3,024,481		(92,198)	3,024,481	1,883,540	Q2 2010
76110HSG5	6,516,403	6,414,262		(102,141)	6,414,262	3,841,482	Q2 2010
76110HSH3	1,800,187	1,733,449		(66,738)	1,733,449	604,826	Q2 2010
761118PQ5	12,207,070	12,192,106		(14,964)	12,192,106	9,685,647	Q2 2010
94980KAQ5	547,902	379,172		(168,730)	379,172	609,386	Q2 2010
949837AF5	68,992,674	68,564,059		(428,615)	68,564,059	39,882,612	Q2 2010
949837BE7	19,954,665	19,833,968		(120,697)	19,833,968	14,590,502	Q2 2010
949837BK3	8,580,092	8,527,305		(52,787)	8,527,305	6,364,555	Q2 2010
949837CC0	25,681,333	25,528,998		(152,335)	25,528,998	18,373,777	Q2 2010
94984XAB6	9,481,753	9,414,256		(67,497)	9,414,256	5,064,834	Q2 2010
94984XAD2	7,840,833	7,784,280		(56,553)	7,784,280	4,191,274	Q2 2010
94984XAM2	11,969,285	11,883,922		(85,363)	11,883,922	7,797,417	Q2 2010
94985JAB6	48,678,798	48,455,000		(223,798)	48,455,000	29,726,700	Q2 2010
94985JBR0	29,415,431	29,263,940		(151,491)	29,263,940	12,762,503	Q2 2010
94985JCA6	28,823,651	28,677,000		(146,651)	28,677,000	24,438,870	Q2 2010
94985RAP7	61,723,029	61,427,200		(295,829)	61,427,200	44,165,632	Q2 2010
94985WAP6	22,493,083	22,415,762		(77,321)	22,415,762	19,308,138	Q2 2010
94985WAQ4	72,279,028	71,850,942		(428,086)	71,850,942	30,769,004	Q2 2010
94985WBL4	37,110,835	36,927,295		(183,540)	36,927,295	27,557,573	Q2 2010
94986AAC2	111,161,847	110,675,500		(486,347)	110,675,500	92,731,400	Q2 2010
059512AM5	26,404,034	—	²	(19,923,125)	6,480,909	6,480,909	Q2 2010
19075CAJ2	10,031,998	—	²	(5,248,178)	4,783,820	4,783,820	Q2 2010
19075CAK9	5,761,021	—	²	(385,711)	5,375,310	5,375,310	Q2 2010
19075CAN3	454,802	—	²	(4,802)	450,000	450,000	Q2 2010
36246LAH4	19,769,386	—	²	(9,647,006)	10,122,380	10,122,380	Q2 2010
36246LAJ0	17,703,838	—	²	(9,099,438)	8,604,400	8,604,400	Q2 2010
52108RAG7	28,021,097	—	²	(5,282,325)	22,738,772	22,738,772	Q2 2010
55313KAJ0	1,755,398	—	²	(84,954)	1,670,444	1,670,444	Q2 2010
55313KAJ0	1,789,364	—	²	(118,920)	1,670,444	1,670,444	Q2 2010
55313KAJ0	3,863,753	—	²	(105,254)	3,758,499	3,758,499	Q2 2010
61746WFS4	2,614,031	—	²	(104,456)	2,509,575	2,509,575	Q2 2010
92978YAK6	9,765,193	—	²	(5,334,123)	4,431,070	4,431,070	Q2 2010
92978YAN0	2,880,921	—	²	(222,411)	2,658,510	2,658,510	Q2 2010
92978YAT7	1,640,163	—	²	(265,163)	1,375,000	1,375,000	Q2 2010
00253CHY6	3,147,874	3,121,443		(26,431)	3,121,443	1,069,028	Q2 2010
03072SQV0	1,528,576	1,058,958		(469,618)	1,058,958	432,209	Q2 2010
03762AAG4	3,000,000	2,290,278		(709,722)	2,290,278	473,700	Q2 2010
03762CAC9	5,584,298	3,524,267		(2,060,031)	3,524,267	868,500	Q2 2010
03762CAD7	1,266,130	1,058,868		(207,262)	1,058,868	609,000	Q2 2010
03762GAC0	2,005,088	1,849,219		(155,869)	1,849,219	1,020,600	Q2 2010
05947UY28	3,872,411	3,536,539		(335,872)	3,536,539	2,304,160	Q2 2010
05950VAT7	5,719,149	1,716,939		(4,002,210)	1,716,939	684,000	Q2 2010
05950XAN6	8,880,703	113,574		(8,767,129)	113,574	5,829,948	Q2 2010

B-138	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
07383F4H8	$4,215,294	$2,999,442	$(1,215,852)	$2,999,442	$2,092,997	Q2 2010
07383F6U7	5,012,020	4,551,163	(460,857)	4,551,163	2,193,960	Q2 2010
07387BEP4	4,526,623	2,598,305	(1,928,318)	2,598,305	1,022,967	Q2 2010
07387BEQ2	1,586,185	1,037,442	(548,743)	1,037,442	1,538,635	Q2 2010
07387BFZ1	2,845,351	2,806,498	(38,853)	2,806,498	994,117	Q2 2010
07387BGA5	1,043,338	704,201	(339,137)	704,201	475,037	Q2 2010
07388PAQ4	684,280	539,480	(144,800)	539,480	550,000	Q2 2010
07388RAK3	4,401,107	4,183,273	(217,834)	4,183,273	2,069,025	Q2 2010
07388RAL1	8,100,749	1,863,914	(6,236,835)	1,863,914	2,004,431	Q2 2010
07388RAM9	7,968,701	765,096	(7,203,605)	765,096	1,874,997	Q2 2010
07388RAN7	1,282,927	230,554	(1,052,373)	230,554	1,767,880	Q2 2010
07388RAP2	566,417	157,102	(409,315)	157,102	520,000	Q2 2010
07388VAL2	11,525,006	10,970,227	(554,779)	10,970,227	3,277,402	Q2 2010
07388YBE1	1,156,869	1,027,849	(129,020)	1,027,849	718,053	Q2 2010
12513YAL4	9,675,666	5,017,599	(4,658,067)	5,017,599	2,571,440	Q2 2010
12513YAM2	5,896,605	4,533,599	(1,363,006)	4,533,599	6,280,559	Q2 2010
12513YAP5	426,721	—	(426,721)	—	525,000	Q2 2010
126171AQ0	4,279,102	3,221,462	(1,057,640)	3,221,462	1,587,060	Q2 2010
126671R73	4,136,680	1,903,429	(2,233,251)	1,903,429	1,441,915	Q2 2010
14986DAR1	16,842,252	12,454,676	(4,387,576)	12,454,676	3,947,228	Q2 2010
14986DAT7	20,095,834	4,270,382	(15,825,452)	4,270,382	4,591,840	Q2 2010
161546DN3	629,467	370,153	(259,314)	370,153	352,676	Q2 2010
161546GN0	2,474,742	2,218,390	(256,352)	2,218,390	1,496,551	Q2 2010
161546HW9	2,109,796	1,916,133	(193,663)	1,916,133	877,420	Q2 2010
17310MAQ3	11,543,931	10,977,840	(566,091)	10,977,840	2,437,350	Q2 2010
17310MAS9	869,195	658,119	(211,076)	658,119	524,056	Q2 2010
190749AN1	454,683	—	(454,683)	—	334,555	Q2 2010
20047EAM4	17,809,954	2,262,744	(15,547,210)	2,262,744	7,551,052	Q2 2010
20047EAP7	1,939,562	86,050	(1,853,512)	86,050	4,187,072	Q2 2010
20173MAQ3	543,825	409,714	(134,111)	409,714	450,000	Q2 2010
20173QAN1	8,868,964	6,470,937	(2,398,027)	6,470,937	2,766,705	Q2 2010
20173QAQ4	1,819,040	1,504,220	(314,820)	1,504,220	964,680	Q2 2010
21075WBA2	1,992,829	1,695,008	(297,821)	1,695,008	1,755,083	Q2 2010
21075WCJ2	1,024,488	991,680	(32,808)	991,680	919,230	Q2 2010
22544QAK5	7,527,566	3,664,397	(3,863,169)	3,664,397	4,856,256	Q2 2010
22544QAM1	1,598,153	928,636	(669,517)	928,636	4,888,517	Q2 2010
22544QAN9	462,771	405,235	(57,536)	405,235	2,008,916	Q2 2010
22544QAP4	260,514	141,114	(119,400)	141,114	1,063,716	Q2 2010
22544QAQ2	432,694	—	(432,694)	—	1,627,740	Q2 2010
225458SA7	18,121,902	2,904,026	(15,217,876)	2,904,026	2,131,445	Q2 2010
225458SB5	9,869,737	—	(9,869,737)	—	1,281,595	Q2 2010
225470G80	9,885,679	9,314,838	(570,841)	9,314,838	3,586,580	Q2 2010
225470H22	829,081	674,362	(154,719)	674,362	930,776	Q2 2010
294751CV2	1,421,894	1,210,588	(211,306)	1,210,588	325,129	Q2 2010
361849K84	7,525,132	4,018,985	(3,506,147)	4,018,985	4,018,985	Q2 2010
361849K92	7,623,154	—	(7,623,154)	—	3,325,906	Q2 2010
361849S29	4,640,299	2,288,639	(2,351,660)	2,288,639	2,291,990	Q2 2010
36228CXK4	14,004,526	6,878,135	(7,126,391)	6,878,135	2,100,000	Q2 2010
3622MSAC6	935,442	768,560	(166,882)	768,560	450,000	Q2 2010
362332AT5	166,263	—	(166,263)	—	2,198,895	Q2 2010
36298JAA1	27,099,044	24,822,176	(2,276,868)	24,822,176	12,400,025	Q2 2010
36298JAC7	5,139,995	1,949,799	(3,190,196)	1,949,799	1,200,000	Q2 2010
42332QAN3	1,680,985	861,180	(819,805)	861,180	220,625	Q2 2010
449670FA1	1,137,158	989,132	(148,026)	989,132	824,067	Q2 2010
46625M2W8	1,190,469	1,035,452	(155,017)	1,035,452	172,779	Q2 2010
46625M2Y4	304,618	148,459	(156,159)	148,459	166,916	Q2 2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-139

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46625MQ85	$1,454,205	$1,055,723		$(398,482)	$1,055,723	$129,182	Q2 2010
46625MQ93	263,036	—	*	(263,036)	—	121,269	Q2 2010
46625MUJ6	3,233,936	2,328,338		(905,598)	2,328,338	915,605	Q2 2010
46625MZH5	1,098,149	973,556		(124,593)	973,556	600,519	Q2 2010
46625MZJ1	229,904	—	*	(229,904)	—	480,692	Q2 2010
46625YC68	1,920,693	1,211,550		(709,143)	1,211,550	801,566	Q2 2010
46625YQ63	5,852,943	4,691,374		(1,161,569)	4,691,374	2,214,827	Q2 2010
46625YQ89	1,091,980	539,080		(552,900)	539,080	1,126,233	Q2 2010
46625YQ97	652,152	415,318		(236,834)	415,318	1,398,630	Q2 2010
46628FAU5	4,912,849	4,049,667		(863,182)	4,049,667	1,006,440	Q2 2010
46629GAQ1	3,896,818	3,365,021		(531,797)	3,365,021	1,352,515	Q2 2010
46629PAU2	2,702,265	690,309		(2,011,956)	690,309	983,460	Q2 2010
46629YAM1	13,707,049	8,592,792		(5,114,257)	8,592,792	6,450,580	Q2 2010
46630AAC2	688,305	577,839		(110,466)	577,839	595,000	Q2 2010
46630AAG3	354,138	345,685		(8,453)	345,685	360,000	Q2 2010
46631BAM7	9,824,117	7,639,563		(2,184,554)	7,639,563	3,573,100	Q2 2010
46631BAN5	20,305,019	5,730,812		(14,574,207)	5,730,812	8,501,437	Q2 2010
46631BAP0	3,520,588	2,243,276		(1,277,312)	2,243,276	3,436,631	Q2 2010
46632HAQ4	644,565	523,138		(121,427)	523,138	487,451	Q2 2010
46632HAR2	1,000,083	789,774		(210,309)	789,774	968,281	Q2 2010
50179AAM9	2,402,327	1,391,550		(1,010,777)	1,391,550	480,000	Q2 2010
50180CAM2	2,358,833	2,090,558		(268,275)	2,090,558	1,991,243	Q2 2010
50180JAK1	20,070,456	17,763,790		(2,306,666)	17,763,790	4,400,140	Q2 2010
50180JAL9	3,748,058	176,580		(3,571,478)	176,580	840,000	Q2 2010
50180JAM7	1,106,615	432,446		(674,169)	432,446	1,700,000	Q2 2010
50180JAR6	308,480	212,024		(96,456)	212,024	840,000	Q2 2010
52108HV76	5,010,652	4,725,295		(285,357)	4,725,295	1,674,835	Q2 2010
52108HZ80	4,919,590	1,306,664		(3,612,926)	1,306,664	1,793,141	Q2 2010
52108MDU4	2,403,634	1,590,363		(813,271)	1,590,363	977,760	Q2 2010
52108MGC1	4,348,789	3,833,542		(515,247)	3,833,542	923,270	Q2 2010
52108MGD9	4,934,933	577,539		(4,357,394)	577,539	497,400	Q2 2010
52108RCK6	6,079,350	2,445,872		(3,633,478)	2,445,872	853,528	Q2 2010
525221JV0	1,204,722	1,143,027		(61,695)	1,143,027	1,219,341	Q2 2010
52522HAL6	33,516,549	32,632,083		(884,466)	32,632,083	18,025,164	Q2 2010
53944MAC3	589,299	230,382		(358,917)	230,382	420,000	Q2 2010
55312TAH6	7,043,679	4,110,302		(2,933,377)	4,110,302	2,912,630	Q2 2010
55312VAR9	19,759,184	12,962,511		(6,796,673)	12,962,511	5,571,293	Q2 2010
55312YAH5	7,938,163	7,162,925		(775,238)	7,162,925	4,310,000	Q2 2010
55312YAJ1	1,059,807	891,680		(168,127)	891,680	2,550,000	Q2 2010
55313KAH4	9,999,723	8,754,244		(1,245,479)	8,754,244	4,566,120	Q2 2010
59022HBX9	10,266,655	10,211,952		(54,703)	10,211,952	4,731,891	Q2 2010
59023BAN4	1,021,114	1,018,056		(3,058)	1,018,056	770,000	Q2 2010
60687UAM9	3,361,402	2,705,553		(655,849)	2,705,553	1,074,526	Q2 2010
60687VAN5	32,425	27,267		(5,158)	27,267	749,891	Q2 2010
617451FW4	3,284,135	3,248,440		(35,695)	3,248,440	549,494	Q2 2010
61745M6T5	6,514,086	5,299,526		(1,214,560)	5,299,526	2,651,250	Q2 2010
61745MX57	2,849,974	2,608,523		(241,451)	2,608,523	1,120,443	Q2 2010
61749MAG4	108,945	92,067		(16,878)	92,067	345,736	Q2 2010
61750HAN6	2,178,763	1,209,245		(969,518)	1,209,245	753,703	Q2 2010
61750YAF6	32,430,105	32,248,898		(181,207)	32,248,898	26,973,444	Q2 2010
61751NAQ5	1,387,727	864,604		(523,123)	864,604	805,440	Q2 2010
61751NAR3	714,999	378,635		(336,364)	378,635	400,000	Q2 2010
61751XAJ9	3,806,023	1,176,416		(2,629,607)	1,176,416	2,239,730	Q2 2010
61751XAK6	991,153	807,197		(183,956)	807,197	2,016,340	Q2 2010
61751XAL4	287,819	225,267		(62,552)	225,267	687,532	Q2 2010
61754KAP0	2,678,454	2,541,397		(137,057)	2,541,397	3,684,741	Q2 2010

B-140	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
643529AD2	$12,102,280	$11,103,196		$(999,084)	$11,103,196	$8,263,928	Q2 2010
74438WAN6	1,082,617	400,684		(681,933)	400,684	35,420	Q2 2010
760985YY1	831,763	605,023		(226,740)	605,023	143,230	Q2 2010
76110WRX6	1,417,999	758,223		(659,776)	758,223	583,292	Q2 2010
86359B4V0	21,641,235	20,762,501		(878,734)	20,762,501	14,349,507	Q2 2010
86359DMX2	49,984,375	47,927,368		(2,057,007)	47,927,368	32,510,440	Q2 2010
87222PAE3	29,238,524	28,382,087		(856,437)	28,382,087	15,820,916	Q2 2010
92977QAM0	20,053,514	10,149,716		(9,903,798)	10,149,716	5,842,480	Q2 2010
92978MAL0	11,091,220	10,867,453		(223,767)	10,867,453	4,429,080	Q2 2010
92978MAN6	7,874,789	1,282,000		(6,592,789)	1,282,000	5,840,200	Q2 2010
92978MAT3	130,171	—		(130,171)	—	435,680	Q2 2010
92978TAK7	20,062,978	14,704,038		(5,358,940)	14,704,038	5,308,880	Q2 2010
92978TAL5	22,273,467	4,978,080		(17,295,387)	4,978,080	6,427,860	Q2 2010
92978TAM3	5,018,168	4,288,449		(729,719)	4,288,449	5,558,910	Q2 2010
93934DAR8	63,646	54,032		(9,614)	54,032	44,885	Q2 2010
94352LAA8	753,269	703,329		(49,940)	703,329	780,244	Q2 2010
94352MAG3	10,000,000	8,713,521		(1,286,479)	8,713,521	2,076,900	Q2 2010
939344AN7	6,065,430	—	²	(1,272,720)	4,792,710	4,792,710	Q2 2010
36246LAH4	10,122,380	—	²	(718,760)	9,403,620	9,403,620	Q2 2010
52108RAG7	22,738,772	—	²	(1,975,596)	20,763,176	20,763,176	Q2 2010
55313KAJ0	7,099,387	—	²	(54,774)	7,044,613	7,044,613	Q2 2010
61746WFS4	2,509,576	—	²	(80,894)	2,428,682	2,428,682	Q2 2010
92978YAK6	4,431,070	—	²	(1,091,120)	3,339,950	3,339,950	Q2 2010
92978YAN0	2,658,510	—	²	(314,085)	2,344,425	2,344,425	Q2 2010
00253CHK6	2,245,378	1,955,804		(289,574)	1,955,804	1,174,423	Q1 2010
74040KAC6	6,795,019	—	²	(2,859,085)	3,935,934	3,935,934	Q1 2010
03702YAC4	25,200	—	²	(10,800)	14,400	14,400	Q1 2010
55312TAR4	650,808	—	²	(165,128)	485,680	485,680	Q1 2010
00253CHZ3	1,380,622	1,351,331		(29,291)	1,351,331	674,212	Q1 2010
02147QAE2	45,092,898	43,634,925		(1,457,973)	43,634,925	35,987,230	Q1 2010
02148FAW5	26,144,301	25,008,260		(1,136,041)	25,008,260	18,776,720	Q1 2010
02148YAD6	19,568,230	18,986,984		(581,246)	18,986,984	17,070,532	Q1 2010
02149HAK6	23,392,360	22,157,145		(1,235,215)	22,157,145	19,738,678	Q1 2010
02151CBD7	27,542,769	25,854,585		(1,688,184)	25,854,585	23,165,668	Q1 2010
02151FAD1	37,054,586	36,269,400		(785,186)	36,269,400	25,475,656	Q1 2010
02151NBA9	17,316,643	15,671,369		(1,645,274)	15,671,369	8,688,977	Q1 2010
03072SQV0	2,402,016	1,539,826		(862,190)	1,539,826	447,980	Q1 2010
036510AB1	2,640,442	2,216,364		(424,078)	2,216,364	502,060	Q1 2010
03762CAC9	9,000,000	5,654,271		(3,345,729)	5,654,271	1,626,300	Q1 2010
03762CAD7	6,000,000	1,372,918		(4,627,082)	1,372,918	1,165,200	Q1 2010
03762GAC0	10,500,000	2,177,454		(8,322,546)	2,177,454	2,088,450	Q1 2010
03762GAE6	2,700,000	374,568		(2,325,432)	374,568	610,740	Q1 2010
05947UMP0	220,115	—	*	(220,115)	—	268,157	Q1 2010
05947UMQ8	40,439	—	*	(40,439)	—	7,346	Q1 2010
05947UVZ8	318,015	298,794		(19,221)	298,794	11,341	Q1 2010
05947UWA2	160,955	—	*	(160,955)	—	5,670	Q1 2010
05947UWB0	38,213	—	*	(38,213)	—	11	Q1 2010
05947UWC8	37,462	—	*	(37,462)	—	11	Q1 2010
05947UY28	4,010,191	3,876,118		(134,073)	3,876,118	2,551,720	Q1 2010
05947UY51	7,831,831	68,014		(7,763,817)	68,014	4,118,618	Q1 2010
05947UY77	9,757,427	86,694		(9,670,733)	86,694	2,848,530	Q1 2010
05948KB65	9,967,742	9,779,206		(188,536)	9,779,206	6,793,636	Q1 2010
05948KC98	17,655,061	17,488,890		(166,171)	17,488,890	13,601,691	Q1 2010
05948KF20	17,999,982	17,770,893		(229,089)	17,770,893	15,539,459	Q1 2010
05948KLA5	1,682,897	966,410		(716,487)	966,410	922,443	Q1 2010
05948KP37	10,677,570	10,605,671		(71,899)	10,605,671	8,190,960	Q1 2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-141

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
05949AA67	$4,729,113	$2,495,578	$(2,233,535)	$2,495,578	$3,005,167	Q1 2010
05949AA75	255,894	251,887	(4,007)	251,887	430,578	Q1 2010
05949AM23	1,731,479	910,147	(821,332)	910,147	1,872,146	Q1 2010
05949AM31	358,619	174,351	(184,268)	174,351	328,060	Q1 2010
05949AMN7	6,185,487	5,227,430	(958,057)	5,227,430	4,028,445	Q1 2010
05949AMP2	2,112,024	867,709	(1,244,315)	867,709	1,432,633	Q1 2010
05949TBF5	19,631,054	19,565,964	(65,090)	19,565,964	16,488,408	Q1 2010
059500AM0	223,440	187,083	(36,357)	187,083	223,440	Q1 2010
05950XAN6	12,038,356	8,926,103	(3,112,253)	8,926,103	5,155,668	Q1 2010
059511AM7	1,289,986	1,249,704	(40,282)	1,249,704	1,392,444	Q1 2010
059511AS4	1,188,469	1,011,351	(177,118)	1,011,351	1,314,724	Q1 2010
059511AU9	1,414,062	1,236,027	(178,035)	1,236,027	1,730,310	Q1 2010
07383F5T1	4,790,399	4,327,654	(462,745)	4,327,654	1,797,485	Q1 2010
07387BGA5	1,400,027	1,067,771	(332,256)	1,067,771	394,127	Q1 2010
07388RAN7	2,618,137	1,403,761	(1,214,376)	1,403,761	1,527,310	Q1 2010
07388RAP2	923,296	652,661	(270,635)	652,661	585,000	Q1 2010
07388YBC5	1,667,650	1,652,127	(15,523)	1,652,127	1,013,894	Q1 2010
07388YBE1	1,280,301	1,239,645	(40,656)	1,239,645	651,277	Q1 2010
12513YAL4	10,033,170	9,682,091	(351,079)	9,682,091	2,297,280	Q1 2010
12513YAM2	16,421,411	6,213,015	(10,208,396)	6,213,015	5,320,833	Q1 2010
12513YAP5	668,265	489,748	(178,517)	489,748	550,000	Q1 2010
12513YAR1	10,266,538	114,284	(10,152,254)	114,284	4,599,900	Q1 2010
12543UAE2	15,131,563	15,127,220	(4,343)	15,127,220	8,170,711	Q1 2010
12543XAD8	24,797,903	24,672,225	(125,678)	24,672,225	18,039,990	Q1 2010
12544ABJ3	13,091,155	12,070,878	(1,020,277)	12,070,878	12,263,022	Q1 2010
12544DAK5	21,675,290	21,552,653	(122,637)	21,552,653	15,549,424	Q1 2010
12544DAQ2	15,572,064	15,404,221	(167,843)	15,404,221	9,926,487	Q1 2010
12558MBP6	4,464,218	2,194,447	(2,269,771)	2,194,447	1,602,262	Q1 2010
12566RAG6	38,921,572	36,322,540	(2,599,032)	36,322,540	29,557,714	Q1 2010
126378AG3	13,400,744	11,953,260	(1,447,484)	11,953,260	9,307,516	Q1 2010
126378AH1	14,653,389	13,107,947	(1,545,442)	13,107,947	8,948,331	Q1 2010
126670GR3	6,435,271	6,134,841	(300,430)	6,134,841	2,553,352	Q1 2010
126670QT8	3,567,630	3,532,757	(34,873)	3,532,757	1,735,609	Q1 2010
126671TW6	791,031	482,758	(308,273)	482,758	173,299	Q1 2010
12667F4N2	9,827,189	9,686,117	(141,072)	9,686,117	6,712,318	Q1 2010
12667F7D1	25,637,740	25,380,242	(257,498)	25,380,242	18,962,088	Q1 2010
12667FMJ1	19,236,952	18,352,895	(884,057)	18,352,895	9,673,785	Q1 2010
12667FR98	4,326,017	2,464,197	(1,861,820)	2,464,197	1,354,983	Q1 2010
12667FW92	8,268,058	8,092,925	(175,133)	8,092,925	8,186,958	Q1 2010
12667FYZ2	19,181,294	15,089,537	(4,091,757)	15,089,537	5,129,987	Q1 2010
12667G8B2	91,097	88,957	(2,140)	88,957	179,961	Q1 2010
12667GBA0	69,058,015	68,732,995	(325,020)	68,732,995	49,770,826	Q1 2010
12667GFB4	67,640,171	67,336,274	(303,897)	67,336,274	50,440,009	Q1 2010
12667GFT5	19,136,757	18,770,374	(366,383)	18,770,374	12,774,402	Q1 2010
12667GJG9	16,350,299	16,229,555	(120,744)	16,229,555	11,513,931	Q1 2010
12667GJR5	50,384,658	50,284,751	(99,907)	50,284,751	34,930,567	Q1 2010
12667GKE2	14,834,096	14,618,697	(215,399)	14,618,697	7,806,783	Q1 2010
12667GLE1	30,077,725	30,005,580	(72,145)	30,005,580	23,611,971	Q1 2010
12667GQA4	22,619,726	22,510,909	(108,817)	22,510,909	16,091,161	Q1 2010
12667GUG6	6,835,517	6,537,866	(297,651)	6,537,866	5,463,941	Q1 2010
12667GW74	20,027,382	19,963,420	(63,962)	19,963,420	14,633,914	Q1 2010
12668AAG0	18,586,413	17,911,328	(675,085)	17,911,328	16,654,665	Q1 2010
12668ASQ9	27,229,913	25,937,547	(1,292,366)	25,937,547	22,812,379	Q1 2010
12668ASR7	7,317,769	6,886,618	(431,151)	6,886,618	4,037,703	Q1 2010
12669DN79	4,528,692	4,471,443	(57,249)	4,471,443	2,271,979	Q1 2010
12669DN87	1,895,658	1,279,333	(616,325)	1,279,333	1,264,284	Q1 2010

B-142	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12669E4W3	$4,764,288	$2,964,336	$(1,799,952)	$2,964,336	$2,585,613	Q1 2010
12669EL95	9,268,819	9,039,136	(229,683)	9,039,136	6,425,375	Q1 2010
12669EWY8	9,536,306	9,367,430	(168,876)	9,367,430	6,773,222	Q1 2010
12669EWZ5	2,824,872	1,934,891	(889,981)	1,934,891	1,526,678	Q1 2010
12669G5U1	9,149,772	9,036,280	(113,492)	9,036,280	7,866,346	Q1 2010
12669YAH5	16,359,710	15,365,488	(994,222)	15,365,488	7,308,981	Q1 2010
12669YAX0	15,297,865	14,926,570	(371,295)	14,926,570	6,898,128	Q1 2010
14986DAT7	24,625,401	20,166,978	(4,458,423)	20,166,978	4,189,337	Q1 2010
152314DS6	1,127,221	801,232	(325,989)	801,232	430,502	Q1 2010
152314DT4	340,216	163,344	(176,872)	163,344	285,159	Q1 2010
161546DN3	737,959	631,245	(106,714)	631,245	383,371	Q1 2010
161546DP8	757,971	437,227	(320,744)	437,227	276,098	Q1 2010
161546EC6	1,632,334	737,755	(894,579)	737,755	775,601	Q1 2010
161546ED4	1,026,193	150,374	(875,819)	150,374	122,313	Q1 2010
161546ET9	1,741,926	805,218	(936,708)	805,218	460,741	Q1 2010
161546FK7	2,617,221	1,184,558	(1,432,663)	1,184,558	1,193,016	Q1 2010
161546FY7	2,174,201	1,131,814	(1,042,387)	1,131,814	901,447	Q1 2010
161546GN0	3,527,196	2,676,088	(851,108)	2,676,088	1,565,295	Q1 2010
161546HW9	2,319,369	2,179,089	(140,280)	2,179,089	914,234	Q1 2010
161546HX7	2,309,448	754,383	(1,555,065)	754,383	783,254	Q1 2010
161551FV3	428,801	168,509	(260,292)	168,509	139,347	Q1 2010
161551FW1	102,065	17,042	(85,023)	17,042	6,631	Q1 2010
16163BAP9	28,961,620	28,795,776	(165,844)	28,795,776	23,240,422	Q1 2010
16165LAG5	13,413,371	13,314,507	(98,864)	13,314,507	8,095,071	Q1 2010
16165TBJ1	10,243,892	9,600,706	(643,186)	9,600,706	7,029,679	Q1 2010
17025AAB8	16,388,366	16,154,460	(233,906)	16,154,460	14,346,748	Q1 2010
17307GVK1	11,149,554	10,299,526	(850,028)	10,299,526	7,870,632	Q1 2010
17309YAD9	19,148,250	16,770,460	(2,377,790)	16,770,460	12,633,390	Q1 2010
17310AAR7	32,435,381	32,363,117	(72,264)	32,363,117	21,929,096	Q1 2010
17312FAD5	9,848,853	9,834,560	(14,293)	9,834,560	7,686,453	Q1 2010
190749AN1	1,108,586	511,945	(596,641)	511,945	360,290	Q1 2010
19075CAL7	2,833,371	2,096,747	(736,624)	2,096,747	4,471,046	Q1 2010
19075CAM5	719,222	568,626	(150,596)	568,626	851,135	Q1 2010
19075CAN3	556,895	476,463	(80,432)	476,463	500,000	Q1 2010
19075CAS2	2,932,809	2,400,723	(532,086)	2,400,723	2,419,440	Q1 2010
20047EAP7	2,599,344	2,086,554	(512,790)	2,086,554	5,188,491	Q1 2010
20173QAQ4	2,340,132	1,906,647	(433,485)	1,906,647	964,680	Q1 2010
20173QAR2	1,418,892	843,266	(575,626)	843,266	669,900	Q1 2010
22544QAK5	15,058,638	7,669,903	(7,388,735)	7,669,903	4,243,770	Q1 2010
22544QAM1	6,170,500	1,899,693	(4,270,807)	1,899,693	4,437,299	Q1 2010
22544QAN9	2,210,330	592,662	(1,617,668)	592,662	1,752,254	Q1 2010
22544QAP4	928,438	334,945	(593,493)	334,945	942,255	Q1 2010
22544QAQ2	1,521,856	574,510	(947,346)	574,510	1,467,674	Q1 2010
225458SB5	13,997,534	9,852,236	(4,145,298)	9,852,236	2,691,761	Q1 2010
22545LAT6	1,045,498	923,208	(122,290)	923,208	771,809	Q1 2010
22545LAV1	547,602	470,162	(77,440)	470,162	339,520	Q1 2010
22545XAP8	717,543	—	(717,543)	—	2,567,337	Q1 2010
22545YAS0	5,830,405	3,577,397	(2,253,008)	3,577,397	2,765,958	Q1 2010
251510CY7	6,027,410	4,221,438	(1,805,972)	4,221,438	2,388,495	Q1 2010
251510ET6	5,967,441	3,950,554	(2,016,887)	3,950,554	1,526,850	Q1 2010
251511AC5	14,805,071	14,612,272	(192,799)	14,612,272	10,668,651	Q1 2010
294751BY7	3,584,750	2,457,027	(1,127,723)	2,457,027	1,050,749	Q1 2010
294751CV2	2,670,004	1,445,990	(1,224,014)	1,445,990	475,977	Q1 2010
294751DH2	2,155,248	1,701,535	(453,713)	1,701,535	389,294	Q1 2010
294751DY5	1,611,177	1,242,907	(368,270)	1,242,907	272,004	Q1 2010
294751EN8	1,273,203	638,486	(634,717)	638,486	160,511	Q1 2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-143

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
294751FB3	$4,469,940	$2,159,859		$(2,310,081)	$2,159,859	$1,262,440	Q1 2010
294751FC1	1,232,038	609,805		(622,233)	609,805	514,437	Q1 2010
294754AY2	5,323,066	5,073,326		(249,740)	5,073,326	4,147,640	Q1 2010
32051GDH5	3,970,409	3,264,438		(705,971)	3,264,438	3,409,527	Q1 2010
32051GFL4	7,578,722	7,537,146		(41,576)	7,537,146	5,595,466	Q1 2010
36228CYQ0	23,086,753	19,954,462		(3,132,291)	19,954,462	7,527,524	Q1 2010
3622ECAH9	5,882,873	4,421,834		(1,461,039)	4,421,834	2,885,374	Q1 2010
3622ECAK2	18,750,828	16,607,826		(2,143,002)	16,607,826	11,280,108	Q1 2010
3622ELAD8	44,091,517	41,871,096		(2,220,421)	41,871,096	24,891,299	Q1 2010
3622MPBE7	50,351,907	49,993,950		(357,957)	49,993,950	40,524,485	Q1 2010
362332AT5	431,489	238,109		(193,380)	238,109	2,881,920	Q1 2010
362332AV0	399,877	—	*	(399,877)	—	1,640,000	Q1 2010
362334ME1	23,534,063	22,348,250		(1,185,813)	22,348,250	16,824,456	Q1 2010
362334QC1	9,034,890	8,860,291		(174,599)	8,860,291	6,830,887	Q1 2010
362375AD9	15,214,761	14,512,803		(701,958)	14,512,803	11,097,407	Q1 2010
36246LAJ0	20,153,020	17,736,258		(2,416,762)	17,736,258	8,786,450	Q1 2010
36246LAK7	7,434,944	7,194,912		(240,032)	7,194,912	11,114,285	Q1 2010
36246LAL5	3,694,056	306,945		(3,387,111)	306,945	7,096,560	Q1 2010
362669AQ6	10,072,205	10,055,881		(16,324)	10,055,881	6,988,691	Q1 2010
36298JAC7	7,457,412	5,205,353		(2,252,059)	5,205,353	1,300,000	Q1 2010
36828QLB0	6,650,482	5,297,161		(1,353,321)	5,297,161	1,925,996	Q1 2010
45660LPD5	13,660,835	13,628,158		(32,677)	13,628,158	9,535,212	Q1 2010
46412QAD9	4,715,407	4,220,242		(495,165)	4,220,242	2,670,797	Q1 2010
46625MQ93	446,572	295,023		(151,549)	295,023	121,263	Q1 2010
46625MR27	170,908	—	*	(170,908)	—	68,300	Q1 2010
46625YQ97	795,260	713,219		(82,041)	713,219	1,202,170	Q1 2010
46627MAC1	11,101,556	10,947,012		(154,544)	10,947,012	6,190,987	Q1 2010
46628CAD0	19,262,507	16,978,772		(2,283,735)	16,978,772	13,019,864	Q1 2010
46628SAG8	24,118,269	20,192,336		(3,925,933)	20,192,336	14,055,183	Q1 2010
46628YBP4	15,322,409	15,320,058		(2,351)	15,320,058	10,033,890	Q1 2010
46629GAQ1	5,014,990	3,913,629		(1,101,361)	3,913,629	1,142,630	Q1 2010
46629PAU2	3,005,928	2,707,139		(298,789)	2,707,139	898,887	Q1 2010
46629YAM1	15,658,620	13,795,880		(1,862,740)	13,795,880	5,507,620	Q1 2010
46630AAC2	1,551,188	728,104		(823,084)	728,104	490,000	Q1 2010
46631BAN5	28,347,649	20,421,136		(7,926,513)	20,421,136	6,896,809	Q1 2010
46631BAP0	9,891,067	3,714,812		(6,176,255)	3,714,812	2,894,337	Q1 2010
46632HAQ4	1,677,705	661,287		(1,016,418)	661,287	508,468	Q1 2010
46632HAR2	2,047,306	1,057,218		(990,088)	1,057,218	1,015,355	Q1 2010
50177AAL3	2,208,516	1,197,758		(1,010,758)	1,197,758	1,903,030	Q1 2010
50179AAM9	2,908,774	2,465,436		(443,338)	2,465,436	480,000	Q1 2010
50179AAN7	1,311,655	—	*	(1,311,655)	—	549,000	Q1 2010
50179AAS6	1,242,113	—	*	(1,242,113)	—	524,370	Q1 2010
50180JAM7	4,017,423	1,334,232		(2,683,191)	1,334,232	1,700,000	Q1 2010
50180JAR6	2,095,451	478,725		(1,616,726)	478,725	840,000	Q1 2010
52108HZ80	5,810,790	4,946,320		(864,470)	4,946,320	1,767,997	Q1 2010
52521RAS0	2,782,285	2,514,992		(267,293)	2,514,992	1,353,507	Q1 2010
525221EB9	29,827,547	28,822,444		(1,005,103)	28,822,444	20,852,745	Q1 2010
525221JW8	40,440,084	34,927,611		(5,512,473)	34,927,611	25,824,420	Q1 2010
52522HAL6	39,058,866	33,636,080		(5,422,786)	33,636,080	17,901,172	Q1 2010
52523KAH7	11,907,943	11,021,602		(886,341)	11,021,602	8,733,078	Q1 2010
53944MAC3	1,630,132	589,299		(1,040,833)	589,299	420,000	Q1 2010
55312TAJ2	2,018,264	1,289,222		(729,042)	1,289,222	1,686,681	Q1 2010
55312TAK9	3,935,156	2,755,763		(1,179,393)	2,755,763	3,275,550	Q1 2010
55312YAH5	8,090,720	7,967,844		(122,876)	7,967,844	3,775,230	Q1 2010
55312YAJ1	1,551,651	1,249,295		(302,356)	1,249,295	1,950,000	Q1 2010
55312YAK8	733,206	333,928		(399,278)	333,928	880,000	Q1 2010

B-144	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
55312YAL6	$910,764	$—	*	$(910,764)	$—	$700,000	Q1 2010
55312YAS1	550,646	—	*	(550,646)	—	400,000	Q1 2010
55312YAT9	765,344	—	*	(765,344)	—	600,000	Q1 2010
55313KAJ0	9,661,758	7,452,367		(2,209,391)	7,452,367	5,451,815	Q1 2010
576434GR9	2,237,348	1,529,886		(707,462)	1,529,886	1,340,151	Q1 2010
576434SW5	11,213,256	8,207,145		(3,006,111)	8,207,145	6,404,670	Q1 2010
59022HEC2	1,383,042	207,699		(1,175,343)	207,699	2,685,200	Q1 2010
59022HED0	159,625	—	*	(159,625)	—	225,006	Q1 2010
59022HEE8	116,912	—	*	(116,912)	—	120,381	Q1 2010
59022HEF5	97,099	—	*	(97,099)	—	63,300	Q1 2010
59022HEG3	60,513	—	*	(60,513)	—	38,232	Q1 2010
59022HEH1	57,487	—	*	(57,487)	—	17,780	Q1 2010
59022HEJ7	102,830	—	*	(102,830)	—	125	Q1 2010
59023BAN4	1,122,794	1,105,828		(16,966)	1,105,828	700,000	Q1 2010
60687UAM9	3,497,630	3,390,262		(107,368)	3,390,262	825,381	Q1 2010
60687VAM7	657,467	431,421		(226,046)	431,421	1,131,145	Q1 2010
60687VAN5	298,309	80,935		(217,374)	80,935	641,864	Q1 2010
60688BAS7	2,250,067	1,955,270		(294,797)	1,955,270	1,571,053	Q1 2010
61745MU68	2,299,306	1,415,396		(883,910)	1,415,396	1,525,508	Q1 2010
61745MX57	3,006,452	2,853,555		(152,897)	2,853,555	1,241,373	Q1 2010
61746WF21	92,228	86,333		(5,895)	86,333	107,333	Q1 2010
61749MAG4	191,762	145,696		(46,066)	145,696	315,933	Q1 2010
61749WAH0	5,178,256	4,930,474		(247,782)	4,930,474	3,532,277	Q1 2010
61749WAJ6	3,606,906	3,446,762		(160,144)	3,446,762	2,750,651	Q1 2010
61750CAS6	5,688,819	4,877,713		(811,106)	4,877,713	2,649,141	Q1 2010
61750HAN6	4,028,870	2,229,199		(1,799,671)	2,229,199	671,389	Q1 2010
61751NAQ5	1,632,133	1,424,789		(207,344)	1,424,789	689,540	Q1 2010
61751NAR3	835,685	762,541		(73,144)	762,541	400,000	Q1 2010
61751XAL4	321,195	312,526		(8,669)	312,526	566,774	Q1 2010
61752JAF7	12,151,727	11,733,026		(418,701)	11,733,026	9,177,410	Q1 2010
61753JAM1	1,468,321	1,034,343		(433,978)	1,034,343	1,927,030	Q1 2010
61753JAN9	893,267	724,829		(168,438)	724,829	1,013,006	Q1 2010
61754KAN5	29,543,750	14,902,848		(14,640,902)	14,902,848	7,169,550	Q1 2010
61754KAP0	4,753,770	2,882,584		(1,871,186)	2,882,584	3,179,403	Q1 2010
74951PEA2	1,411,161	611,715		(799,446)	611,715	798,880	Q1 2010
749577AL6	18,344,213	18,173,451		(170,762)	18,173,451	9,351,820	Q1 2010
74958BAH5	26,688,678	25,795,063		(893,615)	25,795,063	18,183,241	Q1 2010
74958EAD8	49,330,341	49,156,800		(173,541)	49,156,800	39,456,610	Q1 2010
75115CAG2	8,686,890	8,574,274		(112,616)	8,574,274	8,132,934	Q1 2010
75971EAF3	426,984	364,335		(62,649)	364,335	261,375	Q1 2010
759950GW2	11,000,000	9,571,051		(1,428,949)	9,571,051	5,472,159	Q1 2010
7609854A6	33,830,344	30,009,356		(3,820,988)	30,009,356	15,941,114	Q1 2010
760985YY1	951,336	833,683		(117,653)	833,683	122,201	Q1 2010
76110H5M7	105,883	91,862		(14,021)	91,862	97,872	Q1 2010
76110HHB8	3,704,290	2,979,257		(725,033)	2,979,257	1,570,435	Q1 2010
76110HNQ8	3,421,480	3,163,808		(257,672)	3,163,808	1,875,614	Q1 2010
76110HQS1	5,909,509	4,753,597		(1,155,912)	4,753,597	3,911,273	Q1 2010
76110HQT9	1,234,187	501,006		(733,181)	501,006	552,010	Q1 2010
76110HSH3	2,599,507	1,840,661		(758,846)	1,840,661	597,846	Q1 2010
76110HX53	10,731,362	10,506,169		(225,193)	10,506,169	7,093,483	Q1 2010
76110HX87	23,928,208	23,397,766		(530,442)	23,397,766	15,777,859	Q1 2010
76110WQA7	15,542,700	14,592,408		(950,292)	14,592,408	6,411,873	Q1 2010
76110WRX6	2,811,280	1,514,494		(1,296,786)	1,514,494	597,290	Q1 2010
76110WTB2	4,358,804	4,046,507		(312,297)	4,046,507	1,956,630	Q1 2010
76110WTC0	2,897,609	969,749		(1,927,860)	969,749	1,371,019	Q1 2010
76110WTU0	2,967,641	2,806,539		(161,102)	2,806,539	1,139,118	Q1 2010

Single Premium Immediate Annuities ■ Statement of Additional Information	B-145

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
76110WTV8	$828,000	$529,299		$(298,701)	$529,299	$492,091	Q1 2010
76110WUL8	14,858,673	14,320,496		(538,177)	14,320,496	4,842,900	Q1 2010
76110WUM6	6,485,856	6,369,500		(116,356)	6,369,500	5,036,685	Q1 2010
76110WVT0	877,241	672,338		(204,903)	672,338	363,176	Q1 2010
76110WWK8	2,357,146	1,818,861		(538,285)	1,818,861	770,759	Q1 2010
761118CZ9	11,151,038	10,916,220		(234,818)	10,916,220	5,093,136	Q1 2010
761118PQ5	12,290,266	12,209,616		(80,650)	12,209,616	9,599,776	Q1 2010
76113GAC2	981,879	350,473		(631,406)	350,473	382,698	Q1 2010
76114DAE4	15,287,451	15,118,884		(168,567)	15,118,884	13,098,239	Q1 2010
76126CJN3	232,440	—	*	(232,440)	—	—	Q1 2010
87222PAE3	35,277,842	29,398,655		(5,879,187)	29,398,655	16,122,708	Q1 2010
92976UAY6	9,767,017	8,009,215		(1,757,802)	8,009,215	5,915,670	Q1 2010
92977QAP3	8,825,113	2,097,324		(6,727,789)	2,097,324	3,343,397	Q1 2010
92977QAQ1	3,067,791	555,880		(2,511,911)	555,880	2,894,060	Q1 2010
92978MAN6	21,198,285	8,122,135		(13,076,150)	8,122,135	6,003,050	Q1 2010
92978MAT3	1,306,147	207,324		(1,098,823)	207,324	1,234,287	Q1 2010
92978QAP2	454,099	—	*	(454,099)	—	1,408,390	Q1 2010
92978QAR8	1,555,608	—	*	(1,555,608)	—	3,448,340	Q1 2010
92978QAT4	721,689	—	*	(721,689)	—	1,200,000	Q1 2010
92978YAN0	3,627,379	2,938,839		(688,540)	2,938,839	2,425,770	Q1 2010
92978YAT7	2,342,643	1,692,527		(650,116)	1,692,527	1,375,000	Q1 2010
93934DAR8	80,306	66,124		(14,182)	66,124	42,673	Q1 2010
94352LAA8	3,643,263	803,888		(2,839,375)	803,888	752,967	Q1 2010
94353CAD1	3,758,989	882,312		(2,876,677)	882,312	743,640	Q1 2010
94980KAQ5	672,475	563,431		(109,044)	563,431	608,303	Q1 2010
949837AF5	69,106,312	68,983,549		(122,763)	68,983,549	39,419,082	Q1 2010
949837BE7	19,956,633	19,950,284		(6,349)	19,950,284	14,404,911	Q1 2010
949837BK3	8,604,257	8,579,231		(25,026)	8,579,231	6,285,336	Q1 2010
94983BAP4	15,480,624	15,407,947		(72,677)	15,407,947	11,951,023	Q1 2010
94984AAR1	29,305,436	29,134,800		(170,636)	29,134,800	15,831,891	Q1 2010
94984AAS9	10,026,305	9,967,760		(58,545)	9,967,760	7,951,333	Q1 2010
94984FAR0	35,362,500	35,181,913		(180,587)	35,181,913	26,150,659	Q1 2010
94984JAK7	44,835,899	43,930,925		(904,974)	43,930,925	31,606,570	Q1 2010
94984XAB6	9,537,419	9,483,578		(53,841)	9,483,578	5,034,366	Q1 2010
94984XAD2	7,887,301	7,842,358		(44,943)	7,842,358	4,163,905	Q1 2010
94984XAM2	12,041,714	11,971,668		(70,046)	11,971,668	7,721,227	Q1 2010
94985JAB6	48,930,619	48,678,950		(251,669)	48,678,950	29,241,105	Q1 2010
94985JBR0	29,490,677	29,416,351		(74,326)	29,416,351	12,570,636	Q1 2010
94985JCA6	28,951,381	28,831,230		(120,151)	28,831,230	24,132,195	Q1 2010
94985RAP7	61,798,708	61,727,872		(70,836)	61,727,872	43,791,258	Q1 2010
94985WAP6	23,112,305	22,793,202		(319,103)	22,793,202	19,317,875	Q1 2010
94985WAQ4	71,557,171	71,525,516		(31,655)	71,525,516	30,565,698	Q1 2010
94985WBL4	37,253,580	37,102,427		(151,153)	37,102,427	27,324,140	Q1 2010
94986AAC2	111,247,247	111,160,855		(86,392)	111,160,855	80,968,395	Q1 2010
02148FAW5	28,092,012	26,534,625		(1,557,387)	26,534,625	18,680,752	Q4 2009
02149HAK6	24,244,801	23,401,542		(843,259)	23,401,542	18,845,141	Q4 2009
02151CBD7	28,168,626	27,928,844		(239,782)	27,928,844	23,040,583	Q4 2009
02151FAD1	38,605,381	37,069,441		(1,535,940)	37,069,441	24,873,276	Q4 2009
02151NBA9	18,265,546	17,329,209		(936,337)	17,329,209	8,458,155	Q4 2009
036510AB1	3,069,872	2,757,335		(312,537)	2,757,335	558,395	Q4 2009
03702YAC4	28,800	—²		(3,600)	25,200	25,200	Q4 2009
03927NAA1	14,694,000	9,404,655		(5,289,345)	9,404,655	5,250,000	Q4 2009
05947UJT6	684,903	461,411		(223,492)	461,411	307,397	Q4 2009
05947UMM7	2,599,818	1,949,371		(650,447)	1,949,371	378,124	Q4 2009
05947UMN5	423,878	293,741		(130,137)	293,741	280,237	Q4 2009
05947UMQ8	65,123	40,438		(24,685)	40,438	88,982	Q4 2009

B-146	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
05947UVY1	$1,969,347	$1,783,588	$(185,759)	$1,783,588	$231,398	Q4 2009
05947UVZ8	1,943,102	318,015	(1,625,087)	318,015	230,470	Q4 2009
05947UWA2	767,441	160,955	(606,486)	160,955	225,250	Q4 2009
05947UWB0	131,202	38,214	(92,988)	38,214	109,176	Q4 2009
05947UWC8	58,568	37,462	(21,106)	37,462	100,663	Q4 2009
05947UWD6	68,815	3,886	(64,929)	3,886	85,979	Q4 2009
05948KB65	10,449,434	9,975,968	(473,466)	9,975,968	6,636,940	Q4 2009
05948KC98	17,774,894	17,659,659	(115,235)	17,659,659	13,260,340	Q4 2009
05948KLA5	1,899,662	1,730,054	(169,608)	1,730,054	929,252	Q4 2009
05948KP37	10,774,470	10,676,031	(98,439)	10,676,031	7,980,675	Q4 2009
059497AC1	10,033,749	7,475,988	(2,557,761)	7,475,988	2,700,530	Q4 2009
059497AD9	2,324,169	1,247,454	(1,076,715)	1,247,454	1,025,695	Q4 2009
059497AE7	1,248,722	976,677	(272,045)	976,677	816,252	Q4 2009
05949AA67	6,044,085	4,810,509	(1,233,576)	4,810,509	3,013,807	Q4 2009
05949AA75	751,465	301,666	(449,799)	301,666	430,971	Q4 2009
05949AM23	2,018,499	1,815,560	(202,939)	1,815,560	1,867,555	Q4 2009
05949AM31	419,986	371,791	(48,195)	371,791	325,386	Q4 2009
05949AMP2	2,912,645	2,125,205	(787,440)	2,125,205	1,401,219	Q4 2009
059511AL9	7,909,548	4,984,251	(2,925,297)	4,984,251	2,157,600	Q4 2009
059511AM7	3,154,584	1,355,076	(1,799,508)	1,355,076	1,145,100	Q4 2009
059511AS4	1,707,661	1,267,071	(440,590)	1,267,071	1,098,652	Q4 2009
059511AU9	2,073,166	1,533,143	(540,023)	1,533,143	1,463,230	Q4 2009
07387BAU7	7,875,040	5,079,213	(2,795,827)	5,079,213	1,562,905	Q4 2009
07387BEQ2	6,510,227	1,763,263	(4,746,964)	1,763,263	2,421,832	Q4 2009
07387BGA5	2,801,784	1,418,267	(1,383,517)	1,418,267	380,252	Q4 2009
07388PAQ4	1,081,028	804,094	(276,934)	804,094	600,000	Q4 2009
07388RAM9	8,630,233	7,989,403	(640,830)	7,989,403	2,029,004	Q4 2009
07388RAN7	9,125,638	2,720,811	(6,404,827)	2,720,811	2,167,880	Q4 2009
07388RAP2	1,971,041	1,002,354	(968,687)	1,002,354	1,156,116	Q4 2009
07388YBC5	1,811,745	1,741,414	(70,331)	1,741,414	858,613	Q4 2009
07388YBE1	1,393,067	1,358,950	(34,117)	1,358,950	594,875	Q4 2009
073945AN7	3,339,528	3,306,158	(33,370)	3,306,158	957,803	Q4 2009
073945AQ0	1,868,880	659,799	(1,209,081)	659,799	418,758	Q4 2009
073945AS6	579,048	467,855	(111,193)	467,855	261,696	Q4 2009
12513YAM2	29,101,145	16,596,465	(12,504,680)	16,596,465	4,656,066	Q4 2009
12513YAP5	1,266,628	728,019	(538,609)	728,019	550,000	Q4 2009
12543TAD7	10,072,936	9,581,949	(490,987)	9,581,949	7,308,631	Q4 2009
12543UAD4	45,177,737	42,394,764	(2,782,973)	42,394,764	20,791,904	Q4 2009
12543UAE2	15,930,769	15,151,663	(779,106)	15,151,663	7,917,427	Q4 2009
12544AAC9	49,835,937	48,573,999	(1,261,938)	48,573,999	25,931,615	Q4 2009
12544DAK5	21,950,653	21,668,533	(282,120)	21,668,533	15,139,755	Q4 2009
12544DAQ2	15,698,178	15,576,809	(121,369)	15,576,809	9,330,008	Q4 2009
12544LAK7	31,269,224	30,929,119	(340,105)	30,929,119	23,283,773	Q4 2009
12544RAL2	8,883,000	8,687,070	(195,930)	8,687,070	5,835,361	Q4 2009
12545CAU4	39,546,663	37,843,801	(1,702,862)	37,843,801	29,109,776	Q4 2009
12558MBN1	14,860,111	14,345,457	(514,654)	14,345,457	2,493,919	Q4 2009
12566RAG6	40,498,727	38,955,331	(1,543,396)	38,955,331	28,805,442	Q4 2009
12566XAE8	34,342,512	31,146,696	(3,195,816)	31,146,696	22,906,737	Q4 2009
12566XAG3	15,725,340	14,714,071	(1,011,269)	14,714,071	7,004,737	Q4 2009
126171AQ0	4,979,133	4,294,375	(684,758)	4,294,375	1,184,275	Q4 2009
126378AG3	14,468,757	13,583,840	(884,917)	13,583,840	9,322,523	Q4 2009
126378AH1	15,735,264	14,849,376	(885,888)	14,849,376	8,924,133	Q4 2009
126670GR3	6,999,491	6,444,126	(555,365)	6,444,126	2,538,239	Q4 2009
126670QT8	3,628,335	3,588,346	(39,989)	3,588,346	2,216,845	Q4 2009
126671TW6	1,104,726	893,475	(211,251)	893,475	157,397	Q4 2009
12667F2J3	38,230,681	37,962,650	(268,031)	37,962,650	16,806,135	Q4 2009

Single Premium Immediate Annuities ■ Statement of Additional Information	B-147

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12667F4N2	$10,000,000	$9,861,140	$(138,860)	$9,861,140	$6,538,343	Q4 2009
12667FMJ1	19,582,164	19,378,750	(203,414)	19,378,750	11,437,931	Q4 2009
12667FR98	6,874,348	4,442,078	(2,432,270)	4,442,078	1,295,211	Q4 2009
12667FYZ2	24,125,540	19,416,478	(4,709,062)	19,416,478	5,117,969	Q4 2009
12667GFB4	68,056,538	67,661,838	(394,700)	67,661,838	49,131,254	Q4 2009
12667GFT5	19,521,163	19,142,452	(378,711)	19,142,452	12,645,891	Q4 2009
12667GJG9	16,385,944	16,353,724	(32,220)	16,353,724	11,171,557	Q4 2009
12667GKE2	15,362,913	14,843,603	(519,310)	14,843,603	7,562,329	Q4 2009
12667GQA4	23,036,429	22,632,016	(404,413)	22,632,016	15,677,998	Q4 2009
12667GW74	20,096,846	20,031,300	(65,546)	20,031,300	14,258,906	Q4 2009
12668ASQ9	4,716,558	4,702,861	(13,697)	4,702,861	3,743,740	Q4 2009
12668ASQ9	23,876,161	23,806,826	(69,335)	23,806,826	18,951,563	Q4 2009
12668ASR7	7,449,505	7,322,310	(127,195)	7,322,310	3,739,156	Q4 2009
126694AG3	14,053,115	13,575,455	(477,660)	13,575,455	5,578,762	Q4 2009
126694HK7	19,184,867	19,020,520	(164,347)	19,020,520	14,660,188	Q4 2009
126694JS8	27,939,566	27,834,551	(105,015)	27,834,551	10,595,359	Q4 2009
126694W61	24,054,887	22,698,356	(1,356,531)	22,698,356	9,466,804	Q4 2009
126694XQ6	32,714,970	30,923,460	(1,791,510)	30,923,460	13,730,021	Q4 2009
12669DN87	2,557,344	1,951,794	(605,550)	1,951,794	1,261,641	Q4 2009
12669E4W3	5,078,179	4,840,772	(237,407)	4,840,772	2,593,800	Q4 2009
12669YAF9	20,652,190	19,664,480	(987,710)	19,664,480	8,774,980	Q4 2009
12669YAH5	16,469,188	16,368,464	(100,724)	16,368,464	6,872,166	Q4 2009
12669YAX0	15,969,650	15,316,597	(653,053)	15,316,597	6,697,462	Q4 2009
12670AAF8	48,352,021	45,989,004	(2,363,017)	45,989,004	33,931,285	Q4 2009
14986DAT7	24,737,519	24,630,219	(107,300)	24,630,219	3,632,255	Q4 2009
152314DS6	1,296,322	1,130,882	(165,440)	1,130,882	326,094	Q4 2009
152314DT4	372,409	340,217	(32,192)	340,217	225,279	Q4 2009
161546DP8	1,096,469	763,269	(333,200)	763,269	310,295	Q4 2009
161546FY7	4,136,277	2,201,131	(1,935,146)	2,201,131	671,769	Q4 2009
161551FV3	551,726	430,572	(121,154)	430,572	253,334	Q4 2009
161551FW1	154,005	103,493	(50,512)	103,493	3,237	Q4 2009
161631AV8	42,128,293	40,838,840	(1,289,453)	40,838,840	30,045,941	Q4 2009
16163BAP9	29,341,512	28,968,116	(373,396)	28,968,116	13,865,667	Q4 2009
16165LAG5	13,821,284	13,647,764	(173,520)	13,647,764	7,986,973	Q4 2009
16165TBJ1	10,448,900	10,263,761	(185,139)	10,263,761	6,816,639	Q4 2009
170255AS2	15,112,930	14,773,335	(339,595)	14,773,335	11,552,634	Q4 2009
17025JAB9	9,459,235	9,190,500	(268,735)	9,190,500	4,008,065	Q4 2009
17025JAB9	28,874,314	28,054,001	(820,313)	28,054,001	12,234,618	Q4 2009
17025TAV3	28,498,552	27,463,403	(1,035,149)	27,463,403	15,287,882	Q4 2009
172973W62	440,184	436,545	(3,639)	436,545	313,988	Q4 2009
17309YAD9	20,217,243	19,172,925	(1,044,318)	19,172,925	12,006,899	Q4 2009
17310AAR7	32,963,982	32,409,718	(554,264)	32,409,718	20,022,763	Q4 2009
17310MAQ3	15,046,908	11,646,343	(3,400,565)	11,646,343	1,856,580	Q4 2009
17310MAS9	1,275,932	960,222	(315,710)	960,222	414,852	Q4 2009
17312FAD5	9,855,551	9,846,320	(9,231)	9,846,320	7,494,675	Q4 2009
190749AN1	1,490,230	1,163,840	(326,390)	1,163,840	360,290	Q4 2009
19075CAK9	10,988,235	5,934,671	(5,053,564)	5,934,671	4,175,325	Q4 2009
19075CAL7	4,094,402	2,993,689	(1,100,713)	2,993,689	3,540,530	Q4 2009
19075CAM5	1,087,743	779,994	(307,749)	779,994	719,115	Q4 2009
19075CAN3	841,743	620,145	(221,598)	620,145	500,000	Q4 2009
19075CAS2	3,735,011	3,321,386	(413,625)	3,321,386	2,419,440	Q4 2009
20047EAP7	3,693,912	2,729,624	(964,288)	2,729,624	4,169,656	Q4 2009
20173MAN0	19,810,076	7,538,530	(12,271,546)	7,538,530	3,457,580	Q4 2009
20173MAQ3	1,220,517	672,398	(548,119)	672,398	450,000	Q4 2009
20173QAQ4	2,426,918	2,420,539	(6,379)	2,420,539	964,680	Q4 2009
20173QAR2	1,574,088	1,494,364	(79,724)	1,494,364	669,900	Q4 2009

B-148	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
20173VAM2	$7,613,342	$6,145,038	$(1,468,304)	$6,145,038	$1,986,190	Q4 2009
22544QAK5	17,504,444	15,077,211	(2,427,233)	15,077,211	3,463,938	Q4 2009
22544QAM1	19,198,558	6,452,459	(12,746,099)	6,452,459	3,771,547	Q4 2009
22544QAN9	3,673,347	2,374,304	(1,299,043)	2,374,304	1,541,414	Q4 2009
22544QAP4	1,395,672	1,013,001	(382,671)	1,013,001	841,401	Q4 2009
22544QAQ2	2,386,341	1,713,686	(672,655)	1,713,686	1,332,980	Q4 2009
225458DT2	2,910,803	2,893,702	(17,101)	2,893,702	1,143,105	Q4 2009
225458SB5	14,087,585	14,001,463	(86,122)	14,001,463	3,794,631	Q4 2009
22545MAL1	2,038,813	1,858,087	(180,726)	1,858,087	2,593,430	Q4 2009
22545XAP8	2,080,603	858,458	(1,222,145)	858,458	2,707,527	Q4 2009
22545XAQ6	1,601,753	—	(1,601,753)	—	1,117,160	Q4 2009
22545YAQ4	16,380,576	9,249,972	(7,130,604)	9,249,972	2,061,587	Q4 2009
22545YAS0	7,162,378	6,066,179	(1,096,199)	6,066,179	2,435,132	Q4 2009
225470H22	970,504	913,918	(56,586)	913,918	879,984	Q4 2009
251510CY7	6,174,468	6,128,159	(46,309)	6,128,159	2,385,464	Q4 2009
251510ET6	6,610,704	6,129,009	(481,695)	6,129,009	1,531,776	Q4 2009
294751FB3	4,704,156	4,472,358	(231,798)	4,472,358	941,193	Q4 2009
294751FC1	2,323,121	1,249,074	(1,074,047)	1,249,074	395,093	Q4 2009
294754AY2	5,853,602	5,588,893	(264,709)	5,588,893	4,304,994	Q4 2009
32051G2J3	19,664,606	19,456,027	(208,579)	19,456,027	15,337,214	Q4 2009
32051GDH5	5,217,232	4,028,086	(1,189,146)	4,028,086	3,390,503	Q4 2009
32051GFL4	7,842,427	7,595,406	(247,021)	7,595,406	5,536,785	Q4 2009
36157TJG7	1,804,125	1,308,394	(495,731)	1,308,394	1,469,454	Q4 2009
361849S29	6,462,883	4,691,114	(1,771,769)	4,691,114	1,678,015	Q4 2009
36228CXK4	14,878,974	14,014,915	(864,059)	14,014,915	1,650,000	Q4 2009
36228CYQ0	24,033,161	23,095,688	(937,473)	23,095,688	7,171,836	Q4 2009
3622ECAH9	6,009,448	5,942,640	(66,808)	5,942,640	2,934,538	Q4 2009
3622MPBE7	50,481,437	50,370,399	(111,038)	50,370,399	39,532,250	Q4 2009
3622MSAC6	2,256,915	1,320,709	(936,206)	1,320,709	1,198,500	Q4 2009
362332AM0	6,642,090	4,602,455	(2,039,635)	4,602,455	1,911,030	Q4 2009
362332AN8	3,128,933	473,329	(2,655,604)	473,329	856,025	Q4 2009
362332AT5	8,451,782	642,221	(7,809,561)	642,221	2,520,945	Q4 2009
362332AV0	3,936,084	668,865	(3,267,219)	668,865	1,640,000	Q4 2009
362334QC1	9,544,327	9,182,164	(362,163)	9,182,164	7,009,589	Q4 2009
36246LAJ0	24,572,527	20,199,835	(4,372,692)	20,199,835	6,914,975	Q4 2009
36246LAK7	20,209,700	7,818,915	(12,390,785)	7,818,915	8,829,030	Q4 2009
36246LAL5	6,796,200	4,064,932	(2,731,268)	4,064,932	5,808,390	Q4 2009
362669AQ6	10,133,998	10,076,618	(57,380)	10,076,618	6,805,070	Q4 2009
36298JAC7	9,824,095	7,485,905	(2,338,190)	7,485,905	1,299,000	Q4 2009
36828QSL1	1,764,915	977,473	(787,442)	977,473	908,306	Q4 2009
45660LPD5	13,759,047	13,655,346	(103,701)	13,655,346	9,245,813	Q4 2009
46412QAD9	4,768,657	4,752,037	(16,620)	4,752,037	1,247,784	Q4 2009
46614KAB2	2,754,987	2,069,970	(685,017)	2,069,970	500,000	Q4 2009
46625M2W8	1,230,406	1,196,250	(34,156)	1,196,250	169,265	Q4 2009
46625MQ93	2,095,225	474,700	(1,620,525)	474,700	146,389	Q4 2009
46625MR27	296,961	182,520	(114,441)	182,520	126,514	Q4 2009
46625MUJ6	4,427,693	3,229,620	(1,198,073)	3,229,620	1,013,133	Q4 2009
46625MZH5	1,179,409	1,094,197	(85,212)	1,094,197	490,187	Q4 2009
46625MZJ1	2,162,622	259,295	(1,903,327)	259,295	342,817	Q4 2009
46625MZK8	2,331,637	—	(2,331,637)	—	302,478	Q4 2009
46625MZL6	44,886	—	(44,886)	—	225,453	Q4 2009
46625YC68	3,016,699	1,949,218	(1,067,481)	1,949,218	439,970	Q4 2009
46625YQ89	1,513,711	1,156,511	(357,200)	1,156,511	800,079	Q4 2009
46625YQ97	994,984	852,693	(142,291)	852,693	1,010,060	Q4 2009
46627MAC1	11,109,835	11,107,913	(1,922)	11,107,913	5,679,297	Q4 2009
46628CAD0	19,859,800	19,289,493	(570,307)	19,289,493	12,805,916	Q4 2009

Single Premium Immediate Annuities ■ Statement of Additional Information	B-149

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46628SAG8	$26,022,755	$24,189,294		$(1,833,461)	$24,189,294	$13,494,828	Q4 2009
46628YBK5	29,479,163	29,064,914		(414,249)	29,064,914	12,713,916	Q4 2009
46628YBP4	15,611,011	15,328,042		(282,969)	15,328,042	9,316,003	Q4 2009
46629YAM1	16,337,536	15,714,000		(623,536)	15,714,000	4,461,220	Q4 2009
46629YAQ2	1,460,898	1,180,316		(280,582)	1,180,316	1,011,940	Q4 2009
46630AAG3	450,846	429,259		(21,587)	429,259	360,000	Q4 2009
46630JAQ2	30,100,789	28,949,901		(1,150,888)	28,949,901	11,111,370	Q4 2009
46630JAS8	2,912,412	2,596,223		(316,189)	2,596,223	2,667,440	Q4 2009
46630JAU3	4,457,046	3,568,616		(888,430)	3,568,616	4,334,260	Q4 2009
46630JAW9	3,084,864	2,480,742		(604,122)	2,480,742	3,159,820	Q4 2009
46631BAP0	16,557,726	9,978,276		(6,579,450)	9,978,276	2,458,651	Q4 2009
46632HAR2	2,993,238	2,071,845		(921,393)	2,071,845	863,376	Q4 2009
50177AAL3	9,847,630	2,320,838		(7,526,792)	2,320,838	1,603,730	Q4 2009
50179AAM9	3,872,820	2,919,211		(953,609)	2,919,211	480,000	Q4 2009
50179AAN7	1,687,002	1,350,628		(336,374)	1,350,628	549,000	Q4 2009
50179AAS6	1,625,796	1,300,608		(325,188)	1,300,608	524,370	Q4 2009
50180CAV2	824,030	740,070		(83,960)	740,070	720,000	Q4 2009
50180JAM7	5,085,004	4,203,919		(881,085)	4,203,919	1,700,000	Q4 2009
50180JAR6	2,635,610	2,240,013		(395,597)	2,240,013	840,000	Q4 2009
52108HSR6	6,799,961	2,694,967		(4,104,994)	2,694,967	1,660,414	Q4 2009
52108HST2	5,299,935	2,114,928		(3,185,007)	2,114,928	1,280,942	Q4 2009
52108HSV7	4,566,802	1,859,367		(2,707,435)	1,859,367	1,111,033	Q4 2009
52108HZ80	6,961,779	5,822,810		(1,138,969)	5,822,810	1,828,078	Q4 2009
525221EB9	4,999,219	4,976,531		(22,688)	4,976,531	2,699,322	Q4 2009
525221EB9	24,996,094	24,882,653		(113,441)	24,882,653	13,496,608	Q4 2009
525221JW8	42,492,282	40,532,474		(1,959,808)	40,532,474	25,739,305	Q4 2009
52522HAL6	40,000,000	39,094,709		(905,291)	39,094,709	17,347,248	Q4 2009
55312TAH6	10,038,969	7,114,883		(2,924,086)	7,114,883	2,796,660	Q4 2009
55312TAJ2	4,409,205	2,116,859		(2,292,346)	2,116,859	2,034,828	Q4 2009
55312TAK9	5,861,263	4,227,537		(1,633,726)	4,227,537	3,406,325	Q4 2009
55312TAQ6	627,674	—	²	(29,932)	597,742	597,742	Q4 2009
55312TAR4	692,324	—	²	(41,516)	650,808	650,808	Q4 2009
55312VAR9	20,572,173	19,840,853		(731,320)	19,840,853	3,954,150	Q4 2009
55312YAH5	9,889,566	8,118,376		(1,771,190)	8,118,376	3,489,990	Q4 2009
55312YAJ1	3,719,481	1,734,574		(1,984,907)	1,734,574	3,123,960	Q4 2009
55312YAK8	1,238,011	832,561		(405,450)	832,561	1,387,912	Q4 2009
55313KAJ0	16,420,888	9,748,421		(6,672,467)	9,748,421	4,319,428	Q4 2009
576434GR9	2,302,714	2,299,657		(3,057)	2,299,657	1,342,087	Q4 2009
576434SW5	11,501,301	11,319,423		(181,878)	11,319,423	6,428,454	Q4 2009
59022HEC2	4,863,526	1,462,290		(3,401,236)	1,462,290	2,343,838	Q4 2009
59022HED0	254,509	182,000		(72,509)	182,000	271,585	Q4 2009
59022HEE8	143,242	124,815		(18,427)	124,815	155,145	Q4 2009
59025KAK8	19,132,586	18,816,090		(316,496)	18,816,090	6,127,020	Q4 2009
60687UAM9	5,359,678	3,522,644		(1,837,034)	3,522,644	724,072	Q4 2009
60687VAM7	1,011,356	718,736		(292,620)	718,736	973,765	Q4 2009
60687VAN5	467,103	343,023		(124,080)	343,023	551,651	Q4 2009
60688BAM0	5,814,544	2,690,005		(3,124,539)	2,690,005	1,276,092	Q4 2009
60688BAS7	2,980,912	2,368,385		(612,527)	2,368,385	1,370,490	Q4 2009
617453AD7	1,542,447	1,438,751		(103,696)	1,438,751	1,055,068	Q4 2009
61745MTQ6	3,511,230	3,145,941		(365,289)	3,145,941	467,827	Q4 2009
61745MU68	2,521,714	2,318,144		(203,570)	2,318,144	1,326,172	Q4 2009
61749EAE7	21,937,113	20,632,744		(1,304,369)	20,632,744	14,241,794	Q4 2009
61749MAC3	4,982,502	3,122,849		(1,859,653)	3,122,849	1,248,255	Q4 2009
61749MAD1	3,971,145	869,200		(3,101,945)	869,200	1,097,016	Q4 2009
61749MAE9	649,935	537,517		(112,418)	537,517	973,452	Q4 2009
61749MAF6	335,488	309,596		(25,892)	309,596	444,996	Q4 2009

B-150	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
61749MAG4	$245,789	$226,491	$(19,298)	$226,491	$295,570	Q4 2009
61749WAH0	5,831,762	5,444,731	(387,031)	5,444,731	4,125,921	Q4 2009
61749WAJ6	3,826,597	3,730,700	(95,897)	3,730,700	2,791,770	Q4 2009
61750HAN6	5,794,800	4,054,044	(1,740,756)	4,054,044	601,333	Q4 2009
61750YAF6	33,373,686	32,686,865	(686,821)	32,686,865	16,663,416	Q4 2009
61751NAQ5	2,487,197	1,664,541	(822,656)	1,664,541	589,020	Q4 2009
61751NAR3	1,028,941	880,327	(148,614)	880,327	400,000	Q4 2009
61751XAJ9	5,018,681	3,840,989	(1,177,692)	3,840,989	1,588,515	Q4 2009
61751XAL4	358,335	344,824	(13,511)	344,824	468,594	Q4 2009
61752JAF7	12,681,357	12,380,156	(301,201)	12,380,156	9,537,557	Q4 2009
61753JAN9	1,142,224	984,350	(157,874)	984,350	877,061	Q4 2009
61754KAN5	29,809,708	29,531,670	(278,038)	29,531,670	5,844,840	Q4 2009
61754KAP0	13,409,091	4,918,205	(8,490,886)	4,918,205	2,666,250	Q4 2009
643529AD2	13,146,934	13,050,002	(96,932)	13,050,002	9,017,512	Q4 2009
74438WAN6	1,816,058	1,072,747	(743,311)	1,072,747	458,439	Q4 2009
74438WAP1	49,158	—	(49,158)	—	141,563	Q4 2009
74924PAJ1	936,873	519,462	(417,411)	519,462	328,120	Q4 2009
74951PEA2	3,495,148	1,433,284	(2,061,864)	1,433,284	835,487	Q4 2009
749577AL6	19,105,048	18,361,591	(743,457)	18,361,591	8,706,964	Q4 2009
74957EAE7	18,387,988	18,193,031	(194,957)	18,193,031	12,426,822	Q4 2009
74957EAF4	38,816,646	38,362,975	(453,671)	38,362,975	30,535,097	Q4 2009
74957VAQ2	22,747,844	22,214,688	(533,156)	22,214,688	17,832,166	Q4 2009
74957XAF2	37,231,074	36,852,426	(378,648)	36,852,426	26,262,639	Q4 2009
749583AH3	10,731,811	10,129,812	(601,999)	10,129,812	4,117,628	Q4 2009
74958AAD6	32,866,792	31,650,698	(1,216,094)	31,650,698	25,854,525	Q4 2009
74958AAH7	29,073,808	27,518,939	(1,554,869)	27,518,939	17,192,658	Q4 2009
74958BAH5	27,755,168	26,705,568	(1,049,600)	26,705,568	17,197,206	Q4 2009
74958EAD8	49,662,273	49,333,700	(328,573)	49,333,700	37,201,145	Q4 2009
75115CAG2	9,239,147	8,856,644	(382,503)	8,856,644	4,622,037	Q4 2009
75971EAF3	467,367	426,479	(40,888)	426,479	249,442	Q4 2009
760985CM1	1,269,068	1,011,624	(257,444)	1,011,624	804,386	Q4 2009
760985SS1	6,542,585	6,519,651	(22,934)	6,519,651	2,957,601	Q4 2009
760985U66	182,646	71,279	(111,367)	71,279	31,872	Q4 2009
76110H5M7	110,543	107,800	(2,743)	107,800	93,788	Q4 2009
76110HHB8	4,318,025	3,800,654	(517,371)	3,800,654	1,572,093	Q4 2009
76110HQT9	1,441,903	1,286,427	(155,476)	1,286,427	541,109	Q4 2009
76110HSH3	3,131,045	2,652,424	(478,621)	2,652,424	583,025	Q4 2009
76110HX53	10,788,610	10,730,777	(57,833)	10,730,777	6,894,858	Q4 2009
76110HX87	24,320,507	23,938,919	(381,588)	23,938,919	15,338,776	Q4 2009
76110WQA7	17,189,799	15,628,688	(1,561,111)	15,628,688	5,701,419	Q4 2009
76110WQU3	4,478,236	2,780,527	(1,697,709)	2,780,527	1,017,879	Q4 2009
76110WRX6	3,720,469	2,952,563	(767,906)	2,952,563	628,962	Q4 2009
76110WTC0	4,438,808	3,111,413	(1,327,395)	3,111,413	1,183,599	Q4 2009
76110WTV8	2,022,143	899,482	(1,122,661)	899,482	407,986	Q4 2009
76110WXR2	9,699,484	9,369,981	(329,503)	9,369,981	4,053,679	Q4 2009
761118CZ9	11,726,512	11,266,871	(459,641)	11,266,871	4,579,678	Q4 2009
761118PQ5	12,839,852	12,296,584	(543,268)	12,296,584	9,392,704	Q4 2009
76114DAE4	16,600,875	15,340,493	(1,260,382)	15,340,493	12,614,418	Q4 2009
84604CAE7	3,738,299	3,401,918	(336,381)	3,401,918	1,038,660	Q4 2009
86359DPP6	26,065,028	22,653,220	(3,411,808)	22,653,220	7,578,276	Q4 2009
87222PAE3	36,209,915	35,349,968	(859,947)	35,349,968	15,782,436	Q4 2009
87246AAP3	20,502,917	14,536,427	(5,966,490)	14,536,427	2,167,886	Q4 2009
92976UAA8	13,920,295	10,668,447	(3,251,848)	10,668,447	1,820,000	Q4 2009
92977QAP3	13,540,376	8,896,827	(4,643,549)	8,896,827	2,906,604	Q4 2009
92977QAQ1	4,916,523	3,218,603	(1,697,920)	3,218,603	2,611,154	Q4 2009
92978MAN6	25,076,116	21,257,728	(3,818,388)	21,257,728	5,553,925	Q4 2009

Single Premium Immediate Annuities ■ Statement of Additional Information	B-151

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
92978MAT3	$4,232,886	$1,366,517		$(2,866,369)	$1,366,517	$1,044,924	Q4 2009
92978QAJ6	41,868,287	34,756,308		(7,111,979)	34,756,308	17,803,755	Q4 2009
92978QAN7	1,054,106	588,222		(465,884)	588,222	1,852,940	Q4 2009
92978QAP2	1,006,290	586,700		(419,590)	586,700	1,681,690	Q4 2009
92978QAR8	2,428,623	2,009,686		(418,937)	2,009,686	3,686,283	Q4 2009
92978TAL5	23,643,133	22,488,549		(1,154,584)	22,488,549	8,652,630	Q4 2009
92978TAM3	7,091,481	5,731,599		(1,359,882)	5,731,599	7,777,740	Q4 2009
92978YAN0	8,560,596	3,780,993		(4,779,603)	3,780,993	2,170,710	Q4 2009
92978YAT7	3,155,533	2,481,477		(674,056)	2,481,477	1,375,000	Q4 2009
939344AN7	7,558,129	—	²	(1,492,699)	6,065,430	6,065,430	Q4 2009
94980KAQ5	891,257	697,126		(194,131)	697,126	605,375	Q4 2009
94980SAS4	37,892,867	37,298,560		(594,307)	37,298,560	19,209,448	Q4 2009
94980SBJ3	19,025,324	18,852,599		(172,725)	18,852,599	9,434,204	Q4 2009
949837AF5	69,395,783	69,077,308		(318,475)	69,077,308	37,135,283	Q4 2009
949837BE7	20,118,623	19,943,534		(175,089)	19,943,534	14,029,989	Q4 2009
949837BK3	8,651,946	8,601,312		(50,634)	8,601,312	6,121,859	Q4 2009
949837CC0	26,170,357	25,669,010		(501,347)	25,669,010	17,713,389	Q4 2009
94983BAP4	15,664,980	15,471,918		(193,062)	15,471,918	11,295,344	Q4 2009
94984AAR1	29,306,329	29,299,321		(7,008)	29,299,321	14,513,796	Q4 2009
94984FAR0	35,392,208	35,362,908		(29,300)	35,362,908	25,486,630	Q4 2009
94984XAB6	9,930,589	9,542,007		(388,582)	9,542,007	4,478,081	Q4 2009
94984XAD2	8,215,869	7,891,136		(324,733)	7,891,136	3,736,617	Q4 2009
94984XAM2	12,527,390	12,047,711		(479,679)	12,047,711	6,848,925	Q4 2009
94985JAB6	49,089,904	48,927,100		(162,804)	48,927,100	27,457,860	Q4 2009
94985JBR0	30,201,956	29,492,146		(709,810)	29,492,146	11,724,021	Q4 2009
94985JCA6	30,000,000	28,972,050		(1,027,950)	28,972,050	23,547,594	Q4 2009
94985LAD7	15,416,713	15,332,698		(84,015)	15,332,698	10,789,988	Q4 2009
94985RAP7	63,260,667	61,811,840		(1,448,827)	61,811,840	41,620,166	Q4 2009
94985WAP6	24,098,090	23,541,749		(556,341)	23,541,749	18,898,058	Q4 2009
94985WAQ4	71,553,189	70,433,050		(1,120,139)	70,433,050	28,405,225	Q4 2009
94985WBL4	37,767,886	37,226,500		(541,386)	37,226,500	25,982,515	Q4 2009
94986AAC2	113,043,780	111,243,241		(1,800,539)	111,243,241	79,103,383	Q4 2009
00253CHZ3	2,893,261	1,404,258		(1,489,003)	1,404,258	694,423	Q3 2009
126670QT8	4,999,957	3,628,335		(1,371,622)	3,628,335	1,948,947	Q3 2009
126670QU5	19,998,914	12,696,540		(7,302,374)	12,696,540	7,020,652	Q3 2009
12670BAC3	6,955,065	4,636,033		(2,319,032)	4,636,033	3,256,906	Q3 2009
23243NAG3	10,669,451	4,937,169		(5,732,282)	4,937,169	3,141,673	Q3 2009
251511AC5	18,175,550	14,861,707		(3,313,843)	14,861,707	8,959,648	Q3 2009
33848JAC9	9,112,868	6,923,454		(2,189,414)	6,923,454	6,366,877	Q3 2009
3622ECAK2	20,941,477	18,788,252		(2,153,225)	18,788,252	11,474,209	Q3 2009
3622ELAD8	50,223,381	44,199,500		(6,023,881)	44,199,500	26,566,545	Q3 2009
362334NC4	17,932,324	14,708,014		(3,224,310)	14,708,014	8,351,942	Q3 2009
362375AD9	19,344,302	15,288,032		(4,056,270)	15,288,032	10,719,528	Q3 2009
395386AP0	16,986,719	14,017,799		(2,968,920)	14,017,799	11,738,682	Q3 2009
525221CM7	28,026,636	24,254,757		(3,771,879)	24,254,757	7,226,630	Q3 2009
525221JW8	44,542,371	42,492,282		(2,050,089)	42,492,282	25,949,093	Q3 2009
52523KAH7	14,909,635	11,956,832		(2,952,803)	11,956,832	8,970,537	Q3 2009
61750YAF6	39,999,988	33,373,686		(6,626,302)	33,373,686	18,338,272	Q3 2009
61752JAF7	14,943,281	12,681,357		(2,261,924)	12,681,357	8,250,000	Q3 2009
74040KAC6	4,810,269	—	²	(515,386)	4,294,883	4,294,883	Q3 2009
87222PAE3	39,983,008	36,209,916		(3,773,092)	36,209,916	16,649,220	Q3 2009
036510AB1	4,581,160	3,134,629		(1,446,531)	3,134,629	471,803	Q3 2009
03702YAC4	2,162,800	—	²	(432,560)	1,730,240	1,730,240	Q3 2009
05947UJV1	312,746	—	²	(90,811)	221,935	221,935	Q3 2009
05947UMN5	1,743,036	423,878		(1,319,158)	423,878	280,466	Q3 2009
05947UWA2	1,738,023	767,441		(970,582)	767,441	212,822	Q3 2009

B-152	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
05947UWB0	$791,256	$131,202		$(660,054)	$131,202	$100,361	Q3 2009
059500AK4	850,693	—	²	(50,693)	800,000	800,000	Q3 2009
059500AM0	239,991	—	²	(16,551)	223,440	223,440	Q3 2009
05950EAN8	3,960,726	3,647,958		(312,768)	3,647,958	615,536	Q3 2009
05950EAP3	4,884,794	1,370,873		(3,513,921)	1,370,873	715,945	Q3 2009
059511AM7	5,904,407	3,154,584		(2,749,823)	3,154,584	750,192	Q3 2009
059511AS4	6,726,167	1,707,661		(5,018,506)	1,707,661	855,021	Q3 2009
059511AU9	9,752,428	2,073,166		(7,679,262)	2,073,166	1,137,750	Q3 2009
07387BEQ2	7,985,888	6,510,227		(1,475,661)	6,510,227	1,649,017	Q3 2009
07388RAN7	10,040,541	9,125,638		(914,903)	9,125,638	1,940,070	Q3 2009
07388RAP2	6,515,045	1,971,040		(4,544,005)	1,971,040	1,059,461	Q3 2009
07388VAL2	18,797,504	11,722,177		(7,075,327)	11,722,177	2,502,987	Q3 2009
07388YBA9	10,701,132	3,390,725		(7,310,407)	3,390,725	770,000	Q3 2009
07401DAN1	9,459,397	2,892,020		(6,567,377)	2,892,020	861,453	Q3 2009
12513YAP5	5,018,081	1,266,627		(3,751,454)	1,266,627	400,000	Q3 2009
19075CAK9	15,052,911	10,989,000		(4,063,911)	10,989,000	2,273,985	Q3 2009
19075CAL7	14,220,451	4,095,130		(10,125,321)	4,095,130	1,907,778	Q3 2009
19075CAM5	5,017,824	1,088,000		(3,929,824)	1,088,000	450,000	Q3 2009
19075CAN3	5,017,830	842,000		(4,175,830)	842,000	400,000	Q3 2009
19075CAS2	30,351,166	3,735,010		(26,616,156)	3,735,010	2,419,440	Q3 2009
20047EAP7	10,886,649	3,667,140		(7,219,509)	3,667,140	720,850	Q3 2009
20173QAN1	11,305,071	8,930,131		(2,374,940)	8,930,131	1,359,588	Q3 2009
20173VAM2	9,537,950	7,613,342		(1,924,608)	7,613,342	2,640,870	Q3 2009
22544QAM1	25,959,195	19,198,558		(6,760,637)	19,198,558	2,598,478	Q3 2009
22544QAN9	13,672,024	3,673,346		(9,998,678)	3,673,346	1,221,097	Q3 2009
22544QAP4	4,970,573	1,387,115		(3,583,458)	1,387,115	715,966	Q3 2009
225470H22	3,888,986	970,505		(2,918,481)	970,505	240,000	Q3 2009
362332AT5	15,051,925	8,451,781		(6,600,144)	8,451,781	2,285,175	Q3 2009
36246LAK7	34,001,514	20,209,700		(13,791,814)	20,209,700	4,404,435	Q3 2009
36246LAL5	28,970,952	6,796,200		(22,174,752)	6,796,200	3,239,070	Q3 2009
36828QSL1	2,972,198	1,764,915		(1,207,283)	1,764,915	611,917	Q3 2009
396789KF5	5,378,625	4,506,021		(872,604)	4,506,021	1,194,307	Q3 2009
42332QAN3	5,754,119	3,428,230		(2,325,889)	3,428,230	412,061	Q3 2009
46614KAB2	9,657,805	2,800,420		(6,857,385)	2,800,420	500,000	Q3 2009
46625YQ89	3,430,992	1,513,711		(1,917,281)	1,513,711	581,182	Q3 2009
46629YAM1	20,070,948	16,337,536		(3,733,412)	16,337,536	3,476,200	Q3 2009
46630JAS8	10,035,389	2,912,412		(7,122,977)	2,912,412	1,108,700	Q3 2009
46632HAR2	4,028,186	2,987,063		(1,041,123)	2,987,063	657,928	Q3 2009
50180CAM2	11,464,618	2,607,049		(8,857,569)	2,607,049	1,573,335	Q3 2009
55312TAJ2	9,036,266	4,409,675		(4,626,591)	4,409,675	1,432,692	Q3 2009
55312TAK9	24,178,234	5,855,254		(18,322,980)	5,855,254	2,631,250	Q3 2009
55312TAR4	701,767	692,323		(9,444)	692,323	849,940	Q3 2009
55312VAR9	22,585,862	20,572,173		(2,013,689)	20,572,173	2,925,000	Q3 2009
55312YAH5	10,039,874	9,890,092		(149,782)	9,890,092	6,055,360	Q3 2009
55312YAJ1	15,059,261	3,720,260		(11,339,001)	3,720,260	3,310,965	Q3 2009
55312YAK8	8,031,810	1,238,428		(6,793,382)	1,238,428	1,521,368	Q3 2009
55312YAL6	10,039,591	1,036,649		(9,002,942)	1,036,649	1,268,330	Q3 2009
55312YAS1	10,039,851	682,106		(9,357,745)	682,106	1,273,890	Q3 2009
55312YAT9	2,141,339	1,234,413		(906,926)	1,234,413	1,800,000	Q3 2009
59023BAL8	4,930,792	4,713,154		(217,638)	4,713,154	604,725	Q3 2009
60687VAM7	5,018,438	1,011,356		(4,007,082)	1,011,356	581,350	Q3 2009
60688BAM0	8,279,911	5,814,544		(2,465,367)	5,814,544	2,036,952	Q3 2009
60688BAS7	9,910,681	2,980,912		(6,929,769)	2,980,912	2,100,637	Q3 2009
606935AQ7	4,916,561	1,051,034		(3,865,527)	1,051,034	812,775	Q3 2009
61745MU68	3,909,052	2,521,714		(1,387,338)	2,521,714	949,776	Q3 2009
61746WE63	5,393,259	4,810,580		(582,679)	4,810,580	1,369,482	Q3 2009

Single Premium Immediate Annuities ■ Statement of Additional Information	B-153

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
61749MAE9	$3,953,068	$649,935		$(3,303,133)	$649,935	$783,732	Q3 2009
61750CAS6	9,000,000	5,734,363		(3,265,637)	5,734,363	1,779,777	Q3 2009
61751NAQ5	4,014,486	2,487,197		(1,527,289)	2,487,197	496,676	Q3 2009
61751XAK6	5,019,637	1,104,081		(3,915,556)	1,104,081	698,545	Q3 2009
61753JAK5	10,039,176	6,315,957		(3,723,219)	6,315,957	1,924,670	Q3 2009
61753JAL3	10,039,489	1,923,248		(8,116,241)	1,923,248	1,497,480	Q3 2009
61754KAP0	16,333,731	13,409,091		(2,924,640)	13,409,091	1,823,465	Q3 2009
74438WAN6	2,435,634	1,816,058		(619,576)	1,816,058	483,756	Q3 2009
92978QAJ6	44,853,705	41,898,576		(2,955,129)	41,898,576	23,143,606	Q3 2009
92978QAN7	10,035,032	1,054,620		(8,980,412)	1,054,620	1,308,000	Q3 2009
92978QAP2	10,035,430	1,006,809		(9,028,621)	1,006,809	1,227,540	Q3 2009
92978QAR8	33,913,365	2,428,623		(31,484,742)	2,428,623	2,703,520	Q3 2009
92978QAT4	2,207,457	(307,191)		(2,514,648)	(307,191)	1,400,000	Q3 2009
92978TAL5	30,104,829	23,644,657		(6,460,172)	23,644,657	5,013,420	Q3 2009
92978TAM3	30,106,380	7,091,481		(23,014,899)	7,091,481	4,660,680	Q3 2009
92978YAN0	14,349,202	8,560,596		(5,788,606)	8,560,596	1,692,555	Q3 2009
92978YAT7	11,921,571	3,155,532		(8,766,039)	3,155,532	1,410,463	Q3 2009
02151CBD7	30,078,496	28,536,105		(1,542,391)	28,536,105	22,051,302	Q3 2009
12566XAG3	17,348,888	15,725,340		(1,623,548)	15,725,340	6,953,865	Q3 2009
02147QAE2	49,228,610	45,152,500		(4,076,110)	45,152,500	36,433,950	Q3 2009
12544RAL2	9,625,351	8,883,000		(742,351)	8,883,000	5,950,703	Q3 2009
12566XAE8	36,726,158	34,342,512		(2,383,646)	34,342,512	23,452,904	Q3 2009
16165TBJ1	11,550,415	10,448,900		(1,101,515)	10,448,900	6,535,688	Q3 2009
46627MAC1	11,998,763	11,109,835		(888,928)	11,109,835	5,856,448	Q3 2009
362334ME1	30,218,777	—	²	(12,195,320)	18,023,457	18,023,457	Q2 2009
61749EAE7	25,483,761	—	²	(16,778,706)	8,705,055	8,705,055	Q2 2009
294751CV2	2,761,322	—	²	(2,327,975)	433,347	433,347	Q2 2009
12613KAJ8	6,296,000	—	²	(5,351,600)	944,400	944,400	Q2 2009
643529AD2	15,955,720	—	²	(8,979,720)	6,976,000	6,976,000	Q2 2009
74040KAC6	5,669,246	—	²	(858,977)	4,810,269	4,810,269	Q2 2009
939344AN7	6,948,092	—	²	(1,155,092)	5,793,000	5,793,000	Q2 2009
015386AD7	1,718,750	—	²	(172,250)	1,546,500	1,546,500	Q2 2009
46630AAG3	3,008,127	—	²	(2,599,827)	408,300	408,300	Q2 2009
46630AAC2	3,509,499	—	²	(2,982,749)	526,750	526,750	Q2 2009
20173QAQ4	8,069,157	—	²	(7,372,176)	696,981	696,981	Q2 2009
22545YAS0	22,629,873	—	²	(20,705,482)	1,924,391	1,924,391	Q2 2009
46630JAU3	20,074,125	—	²	(17,918,125)	2,156,000	2,156,000	Q2 2009
50179AAN7	5,511,632	—	²	(4,650,800)	860,832	860,832	Q2 2009
362332AV0	20,707,546	—	²	(18,846,146)	1,861,400	1,861,400	Q2 2009
22545MAL1	14,047,555	—	²	(12,207,955)	1,839,600	1,839,600	Q2 2009
50179AAS6	7,520,314	—	²	(6,537,495)	982,819	982,819	Q2 2009
22545LAR0	16,935,085	—	²	(14,758,255)	2,176,830	2,176,830	Q2 2009
50179AAM9	4,015,625	—	²	(3,284,425)	731,200	731,200	Q2 2009
07388YBE1	6,678,995	—	²	(6,104,995)	574,000	574,000	Q2 2009
07388YBC5	6,807,716	—	²	(6,205,016)	602,700	602,700	Q2 2009
05950VAT7	5,720,982	—	²	(5,312,292)	408,690	408,690	Q2 2009
05947UMQ8	407,714	—	²	(339,694)	68,020	68,020	Q2 2009
05947UMP0	1,621,046	—	²	(1,360,721)	260,325	260,325	Q2 2009
05947UJT6	1,000,436	—	²	(743,026)	257,410	257,410	Q2 2009
22545LAT6	5,426,647	—	²	(4,926,626)	500,021	500,021	Q2 2009
61751NAR3	4,002,195	—	²	(3,660,595)	341,600	341,600	Q2 2009
92978MAT3	5,464,600	—	²	(4,860,639)	603,961	603,961	Q2 2009
92977QAQ1	13,034,405	—	²	(11,980,105)	1,054,300	1,054,300	Q2 2009
61754JAN8	2,787,584	—	²	(2,427,884)	359,700	359,700	Q2 2009
61753JAN9	7,376,067	—	²	(6,286,655)	1,089,412	1,089,412	Q2 2009
61753JAM1	10,040,730	—	²	(8,673,730)	1,367,000	1,367,000	Q2 2009

B-154	Statement of Additional Information ■ Single Premium Immediate Annuities

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
50180JAL9	$7,028,178	$—	²	$(5,882,278)	$1,145,900	$1,145,900	$	Q2 2009
61749MAF6	2,933,947	—	²	(2,552,647)	381,300	381,300		Q2 2009
61746WE89	934,072	—	²	(703,548)	230,524	230,524		Q2 2009
61746WE71	2,038,212	—	²	(1,558,205)	480,007	480,007		Q2 2009
59023BAM6	5,888,700	—	²	(4,806,900)	1,081,800	1,081,800		Q2 2009
59022HEC2	6,984,225	—	²	(5,699,025)	1,285,200	1,285,200		Q2 2009
50180JAM7	17,068,049	—	²	(14,611,549)	2,456,500	2,456,500		Q2 2009
59022HED0	2,244,466	—	²	(1,953,125)	291,341	291,341		Q2 2009
52108RCK6	13,624,490	—	²	(12,692,065)	932,425	932,425		Q2 2009
50180JAR6	12,048,727	—	²	(10,654,327)	1,394,400	1,394,400		Q2 2009
52108MDU4	7,906,789	—	²	(6,461,189)	1,445,600	1,445,600		Q2 2009
251510CY7	9,287,032	—	²	(7,029,696)	2,257,336	2,257,336		Q2 2009
52521RAS0	3,173,730	—	²	(1,672,517)	1,501,213	1,501,213		Q2 2009
02149HAK6	27,458,769	—	²	(13,202,360)	14,256,409	14,256,409		Q2 2009
75115CAG2	10,160,350	—	²	(5,511,758)	4,648,592	4,648,592		Q2 2009
015386AA3	2,620,115	—	²	(20,115)	2,600,000	2,600,000		Q1 2009
126378AG3	16,952,099	—	²	(8,331,528)	8,620,571	8,620,571		Q1 2009
126378AH1	18,332,132	—	²	(8,896,772)	9,435,360	9,435,360		Q1 2009
152314DT4	406,084	—	²	(125,394)	280,690	280,690		Q1 2009
46628SAG8	28,479,557	—	²	(15,739,186)	12,740,371	12,740,371		Q1 2009
589929JS8	3,614,073	—	²	(977,614)	2,636,460	2,636,460		Q1 2009
61749WAH0	8,348,064	—	²	(3,723,256)	4,624,808	4,624,808		Q1 2009
61749WAJ6	4,840,214	—	²	(2,064,598)	2,775,616	2,775,616		Q1 2009
74040KAC6	6,735,434	—	²	(1,066,188)	5,669,246	5,669,246		Q1 2009
84604CAE7	4,395,157	—	²	(2,954,291)	1,440,866	1,440,866		Q1 2009
939344AN7	7,049,401	—	²	(101,309)	6,948,092	6,948,092		Q1 2009
03702YAC4	4,325,600	—	²	(2,162,800)	2,162,800	2,162,800		Q1 2009
05947UMQ8	402,748	—	²	(279,196)	123,552	123,552		Q1 2009
059497AD9	5,019,063	—	²	(4,649,648)	369,415	369,415		Q1 2009
059497AE7	6,023,080	—	²	(5,633,623)	389,457	389,457		Q1 2009
059500AK4	1,073,719	—	²	(223,026)	850,693	850,693		Q1 2009
059500AM0	279,971	—	²	(39,980)	239,991	239,991		Q1 2009
12513YAR1	46,179,909	—	²	(43,275,482)	2,904,427	2,904,427		Q1 2009
190749AN1	5,165,844	—	²	(4,674,925)	490,919	490,919		Q1 2009
22544QAQ2	14,679,428	—	²	(13,730,058)	949,370	949,370		Q1 2009
22545DAL1	18,978,397	—	²	(17,449,489)	1,528,908	1,528,908		Q1 2009
46629YAQ2	5,060,345	—	²	(4,730,706)	329,639	329,639		Q1 2009
46630JAW9	20,076,375	—	²	(18,747,505)	1,328,870	1,328,870		Q1 2009
55312TAQ6	1,243,450	—	²	(615,776)	627,674	627,674		Q1 2009
55312TAR4	1,246,413	—	²	(544,645)	701,768	701,768		Q1 2009
59022HEE8	1,733,805	—	²	(1,545,986)	187,819	187,819		Q1 2009
59023BAN4	6,816,310	—	²	(5,908,928)	907,382	907,382		Q1 2009
61751XAL4	2,008,458	—	²	(1,850,014)	158,444	158,444		Q1 2009
05949AA67	7,180,337	—	²	(4,018,514)	3,161,823	3,161,823		Q1 2009
05949AA75	831,546	—	²	(270,990)	560,556	560,556		Q1 2009
12667FR98	9,441,206	—	²	(3,893,272)	5,547,934	5,547,934		Q1 2009
12669DN87	2,733,589	—	²	(1,410,077)	1,323,512	1,323,512		Q1 2009
251510ET6	12,727,050	—	²	(11,016,684)	1,710,366	1,710,366		Q1 2009
79548KJH2	51,335	—	²	(23,450)	27,885	27,885		Q1 2009
79548KJJ8	53,540	—	²	(21,307)	32,233	32,233		Q1 2009
79548KJK5	28,691	—	²	(12,508)	16,183	16,183		Q1 2009
02148FAW5	32,011,265	—	²	(13,311,789)	18,699,476	18,699,476		Q1 2009
12667G8B2	299,003	—	²	(124,689)	174,314	174,314		Q1 2009
76110H5M7	236,856	—	²	(153,532)	83,324	83,324		Q1 2009
76114DAE4	18,470,379	—	²	(12,205,478)	6,264,901	6,264,901		Q1 2009
004421RV7	7,280,863	—	²	(2,325,579)	4,955,284	4,955,284		Q4 2008

Single Premium Immediate Annuities ■ Statement of Additional Information	B-155

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
015386AA3	$4,500,000	$—	²	$(1,575,000)	$2,925,000	$2,925,000	Q4 2008
015386AB1	10,200,000	—	²	(3,570,000)	6,630,000	6,630,000	Q4 2008
015386AD7	2,437,500	—	²	(722,816)	1,714,684	1,714,684	Q4 2008
02148YAD6	24,448,783	—	²	(10,894,044)	13,554,738	13,554,738	Q4 2008
028909AC3	1,459,724	—	²	(481,866)	977,858	977,858	Q4 2008
03702YAC4	7,278,038	—	²	(2,952,438)	4,325,600	4,325,600	Q4 2008
05947UJV1	884,711	—	²	(566,669)	318,042	318,042	Q4 2008
05947UWC8	724,284	—	²	(637,873)	86,411	86,411	Q4 2008
05947UWD6	917,748	—	²	(838,199)	79,549	79,549	Q4 2008
05949AA75	2,375,256	—	²	(1,542,097)	833,159	833,159	Q4 2008
05949AM23	5,328,628	—	²	(3,347,549)	1,981,079	1,981,079	Q4 2008
05949AM31	1,618,515	—	²	(1,265,231)	353,284	353,284	Q4 2008
07388PAQ4	5,021,524	—	²	(4,378,524)	643,000	643,000	Q4 2008
073945AS6	1,754,077	—	²	(1,498,173)	255,904	255,904	Q4 2008
12558MBP6	16,579,545	—	²	(13,472,642)	3,106,903	3,106,903	Q4 2008
12667G8B2	444,952	—	²	(146,728)	298,224	298,224	Q4 2008
12669EWZ5	4,405,837	—	²	(2,024,744)	2,381,093	2,381,093	Q4 2008
152314DT4	1,149,308	—	²	(750,425)	398,883	398,883	Q4 2008
17310MAS9	4,015,015	—	²	(3,485,815)	529,200	529,200	Q4 2008
20173MAQ3	4,869,808	—	²	(4,234,308)	635,500	635,500	Q4 2008
20173QAR2	6,726,129	—	²	(5,859,949)	866,181	866,181	Q4 2008
21075WCJ2	1,407,861	—	²	(377,699)	1,030,162	1,030,162	Q4 2008
22540VHN5	2,463,713	—	²	(1,124,977)	1,338,736	1,338,736	Q4 2008
22545LAV1	4,260,344	—	²	(3,754,459)	505,885	505,885	Q4 2008
22545XAP8	33,792,994	—	²	(29,365,135)	4,427,859	4,427,859	Q4 2008
294751DY5	1,586,038	—	²	(894,024)	692,014	692,014	Q4 2008
294751FC1	2,299,916	—	²	(1,875,560)	424,356	424,356	Q4 2008
36228CDP5	750,894	—	²	(532,759)	218,135	218,135	Q4 2008
3622ECAH9	9,815,000	—	²	(6,403,699)	3,411,301	3,411,301	Q4 2008
3622MSAC6	14,658,028	—	²	(12,858,028)	1,800,000	1,800,000	Q4 2008
38500XAM4	3,263,688	—	²	(2,878,688)	385,000	385,000	Q4 2008
46412QAD9	6,997,504	—	²	(5,554,244)	1,443,260	1,443,260	Q4 2008
46625M2W8	1,708,545	—	²	(1,550,593)	157,952	157,952	Q4 2008
46625M2Y4	596,284	—	²	(442,858)	153,426	153,426	Q4 2008
46625MR27	1,555,235	—	²	(1,309,659)	245,576	245,576	Q4 2008
46625YQ97	4,931,368	—	²	(4,159,368)	772,000	772,000	Q4 2008
50179MBT7	7,930,571	—	²	(6,789,914)	1,140,656	1,140,656	Q4 2008
50180CAV2	6,024,175	—	²	(5,211,175)	813,000	813,000	Q4 2008
50180CAW0	7,183,387	—	²	(6,315,658)	867,729	867,729	Q4 2008
53944MAC3	6,954,397	—	²	(5,694,397)	1,260,000	1,260,000	Q4 2008
55312TAQ6	3,817,868	—	²	(2,574,418)	1,243,450	1,243,450	Q4 2008
55312TAR4	3,616,402	—	²	(2,369,989)	1,246,413	1,246,413	Q4 2008
55312YAT9	20,004,831	—	²	(17,949,031)	2,055,800	2,055,800	Q4 2008
589929JS8	4,196,584	—	²	(460,813)	3,735,771	3,735,771	Q4 2008
59022HEF5	1,041,525	—	²	(907,992)	133,533	133,533	Q4 2008
59022HEG3	217,210	—	²	(129,739)	87,471	87,471	Q4 2008
59022HEH1	148,995	—	²	(100,815)	48,180	48,180	Q4 2008
59022HEJ7	163,421	—	²	(75,981)	87,440	87,440	Q4 2008
60687VAN5	3,276,152	—	²	(2,857,652)	418,500	418,500	Q4 2008
617453AC9	4,941,714	—	²	(4,307,214)	634,500	634,500	Q4 2008
617453AD7	6,839,059	—	²	(6,037,244)	801,815	801,815	Q4 2008
61746WE97	982,114	—	²	(622,238)	359,876	359,876	Q4 2008
61746WF21	198,149	—	²	(108,779)	89,370	89,370	Q4 2008
61749MAG4	2,463,365	—	²	(2,174,584)	288,781	288,781	Q4 2008
70556RAD3	41,824,931	—	²	(16,186,786)	25,638,145	25,638,145	Q4 2008
74040KAC6	14,387,860	—	²	(7,644,893)	6,742,967	6,742,967	Q4 2008

B-156	Statement of Additional Information ■ Single Premium Immediate Annuities

concluded

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
74924PAJ1	$1,071,735	$—	²	$(577,030)	$494,705	$494,705	Q4 2008
760985U58	380,419	—	²	(70,655)	309,764	309,764	Q4 2008
760985U66	166,134	—	²	(69,050)	97,084	97,084	Q4 2008
76110HQT9	2,966,509	—	²	(1,968,981)	997,528	997,528	Q4 2008
76110VLD8	2,354,851	—	²	(467,251)	1,887,601	1,887,601	Q4 2008
76110VPJ1	2,462,808	—	²	(780,464)	1,682,344	1,682,344	Q4 2008
76110VPU6	1,428,428	—	²	(659,001)	769,427	769,427	Q4 2008
76110VTQ1	6,999,985	—	²	(6,060,515)	939,470	939,470	Q4 2008
76110WRX6	4,096,799	—	²	(1,412,549)	2,684,250	2,684,250	Q4 2008
76110WVT0	1,123,115	—	²	(565,567)	557,549	557,549	Q4 2008
76113GAC2	4,756,743	—	²	(4,437,090)	319,653	319,653	Q4 2008
92978QAT4	20,021,630	—	²	(17,893,630)	2,128,000	2,128,000	Q4 2008
939344AN7	10,000,000	—	²	(3,054,200)	6,945,800	6,945,800	Q4 2008
93934DAQ0	87,351	—	²	(51,823)	35,528	35,528	Q4 2008
94980KAQ5	1,103,943	—	²	(643,629)	460,314	460,314	Q4 2008
059500AK4	10,014,230	—	²	(8,891,170)	1,123,060	1,123,060	Q4 2008
059500AM0	3,181,507	—	²	(2,885,786)	295,721	295,721	Q4 2008
004421RV7	9,463,168	7,747,697	¹	(1,715,471)	7,747,697	7,003,715	Q3 2008
03702YAC4	21,627,908	—	²	(14,058,108)	7,569,800	7,569,800	Q3 2008
05949AM31	1,873,669	1,656,719	¹	(216,950)	1,656,719	739,839	Q3 2008
12558MBP6	19,071,607	16,855,724	¹	(2,215,883)	16,855,724	5,396,442	Q3 2008
55312TAQ6	10,046,558	—	²	(6,083,638)	3,962,920	3,962,920	Q3 2008
55312TAR4	11,893,403	—	²	(8,099,902)	3,793,501	3,793,501	Q3 2008
589929JS8	5,505,188	—	²	(694,732)	4,810,456	4,810,456	Q3 2008
59022HEF5	1,160,443	1,060,145	¹	(100,298)	1,060,145	445,708	Q3 2008
59022HEG3	575,821	229,619	¹	(346,202)	229,619	266,453	Q3 2008
59022HEH1	259,151	161,404	¹	(97,747)	161,404	233,878	Q3 2008
59022HEJ7	327,200	188,252	¹	(138,948)	188,252	232,061	Q3 2008
74040KAC6	15,328,440	—	²	(940,580)	14,387,860	14,387,860	Q3 2008
004421RV7	13,293,979	10,420,391	¹	(2,873,588)	10,420,391	8,677,457	Q2 2008
05947UJV1	1,613,758	1,063,032	¹	(550,726)	1,063,032	2,510,921	Q2 2008
152314DT4	1,874,385	1,222,995	¹	(651,390)	1,222,995	1,436,123	Q2 2008
59022HEG3	698,839	588,230	¹	(110,609)	588,230	460,785	Q2 2008
59022HEH1	644,929	271,560	¹	(373,369)	271,560	412,942	Q2 2008
59022HEJ7	1,010,816	352,031	¹	(658,785)	352,031	628,144	Q2 2008
74040KAC6	16,983,047	—	²	(834,284)	16,148,763	16,148,763	Q2 2008
46625M2Y4	1,434,849	674,165	¹	(760,684)	674,165	727,135	Q1 2008
59022HEJ7	1,064,661	1,035,647	¹	(29,014)	1,035,647	756,208	Q1 2008
61746WE97	1,687,099	1,085,336	¹	(601,763)	1,085,336	1,710,037	Q1 2008
61746WF21	659,501	249,760	¹	(409,741)	249,760	545,244	Q1 2008
68400XBL3	557,541	280,704	¹	(276,837)	280,704	426,874	Q1 2008
760985U66	867,188	—	²	(536,924)	330,264	330,264	Q4 2007
363259AA0	15,000,000	—	²	(4,800,000)	10,200,000	10,200,000	Q4 2007
61746WF21	771,351	676,705	¹	(94,646)	676,705	556,580	Q4 2007
760985U58	2,813,940	911,116	¹	(1,902,824)	911,116	2,421,305	Q4 2007
76110WRX6	5,900,848	4,987,584	¹	(913,264)	4,987,584	4,149,159	Q4 2007
652454BB4	10,000,000	—	²	(1,500,000)	8,500,000	8,500,000	Q3 2007
652454BC2	5,000,000	—	²	(850,000)	4,150,000	4,150,000	Q3 2007
52518RBE5	1,322,892	—	²	(333,510)	989,382	989,382	Q2 2006
74681@AK5	4,500,000	—	²	(2,487,421)	2,012,579	2,012,579	Q3 2003
Total				$(3,074,384,468)

¹	Impairment based on undiscounted cash flows.
²	Impairment based on Fair Value.
*	Securities identified as having a net present value of $0.

Single Premium Immediate Annuities ■ Statement of Additional Information	B-157

730 Third Avenue

New York, NY 10017-3206

A10896 (5/11)

Part C—OTHER INFORMATION

Item 24. Financial Statements and Exhibits

	(a)	Financial statements.

Part A:		None

Part B: Includes all required financial statements of the Separate Account and TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

	(b)	Exhibits:

(1)	Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant (1)

(2)	None

(3)	(A)	Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS) (2)

	(B)	Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto (1)

(4)	Forms of TIAA-CREF Life Single Premium Immediate Annuity (SPIA) Contracts

	(A)	One-Life Immediate Annuity contract (5)

	(B)	Two-Life Immediate Annuity contract (5)

	(C)	Fixed Period Immediate Annuity contract (5)

(5)	Form of Application for the SPIA Contracts (5)

(6)	(A)	Charter of TIAA-CREF Life (2)

	(B)	Bylaws of TIAA-CREF Life (2)

(7)	None

(8)	(A)	Participation/Distribution Agreement with TIAA-CREF Life Funds (2)

	(B)	Amendment to Participation/Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005 (7)

	(C)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life insurance Company (8)

	(D)	Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

	(E)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc.(10)

	(F)	Administrative Services Agreement between TIAA-CREF Funds and Teachers Advisors, Inc.(10)

	(E)	Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

(9)	Legality Opinion and Consent of Meredith Kornreich, Esquire *

(10)	(A)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm *

(11)	None

(12)	None

(13)	(A)	Schedule of Computation of Performance Information (6)

	(B)	Powers of Attorney (11)

(14)	Financial Data Schedule—not required

*	Filed herewith.
1	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated August 18, 1998 (File No. 333-61761).
2	Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated December 7, 1998 and December 22, 1998, respectively (File No. 333-61761).
3	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, dated September 22, 2000 (File No. 333-46414).
4	Previously filed as part of the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2001 (File No. 333-46414).
5	Previously filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on October 25, 2002 (File No. 333-46414).
6	Previously filed as part of the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2004 (File No. 333-46414).
7	Previously filed as part of the Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, on May 1, 2006 (File No. 333-61761).
8	Previously filed as part of the Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2007 (File No. 333-46414).
9	Previously filed as part of the Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2008 (File No. 333-46414).
10	Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-6, filed on May 1, 2010 (File No 333-46414).
11	Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, filed on May 1, 2008 (File Nos 333-128699 and 811-10393) and to Post-Effective Amendment No. 4 to the Registration Statement on Form S-1, filed on April 14, 2011 (File Nos 333-149714).

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Anthony M. Garcia	Director, President & Chief Executive Officer
David M. Anderson	Director
Elizabeth D. Black	Director
Sanjeev Handa	Director
Nancy Heller	Director
Eric T. Jones	Director
Harry I. Klaristenfeld	Director, Senior Vice President & Chief Actuary
Matthew Kurzweil	Director, Chairman
Steven Maynard	Director, Vice President & Chief Operating Officer
Russell Noles	Director
Douglas Rothermich	Director
Wayne Williams	Director
Dorothy Bonett	Managing Director of New Business & Underwriting
Linda Dougherty	Vice President & Chief Financial Officer
Jorge Gutierrez	Vice President, Treasurer
Meredith Kornreich	Vice President & General Counsel
Lisa Mancini	Chief Underwriter
Marjorie Pierre-Merrit	Vice President & Assistant Corporate Secretary
Jeremy Ragsdale	Managing Director, Product Management
Dennis Rupp	Director of Insurance Wholesaling
Wayne Smiley	Chief Compliance Officer

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 26.	Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

Oleum Holding Company, Inc. (24)
TIAA BOARD OF OVERSEERS
A not-for-profit, non-stock, New York membership corporation organized by Special Act (C. 880) of the N.Y. Legislature in 1937 to hold the outstanding shares of TIAA's nonproprietary capital stock. Name changed from Trustees of T.I.A.A. Stock on November 17, 1989. (2)
Polar Star Canadian Oil and Gas Holding, Inc. (25)
Seven persons serve as members of TIAA Board of Overseers and as members of CREF. (1)
Subsidiary
TIAA-CREF International Holdings LLC (22)
Investment Subsidiaries (4)
Teachers Insurance and Annuity Association of America (TIAA)
A New York legal reserve life insurance company, the purpose of which is to aid and strengthen non-profit-making and non-proprietary institutions and their staff members through pension and insurance products and related services. (3)
TIAA-CREF Asset Management UK Limited (23)
TIAA-CREF Investment Management, LLC (6)
Separate Real Estate Account Subsidiaries (5)
TIAA-CREF Individual & Institutional Services, LLC (7)
TIAA-CREF Redwood, LLC (18)
TIAA-CREF Enterprises, Inc. (9)
Kaspick & Company, LLC (19)
Teachers Personal Investors Services, Inc. (11)
TIAA Global Markets, Inc. (8)
TIAA-CREF Life Insurance Company (12)
Teachers Advisors, Inc. (10)
Covariance Capital Management, Inc. (27)
TIAA-CREF Tuition Financing, Inc. (13)
Active Extension Fund I, LLC, Active Extension Fund II – Global Opportunities, LLC, Active Extension Fund III, LLC, Active Extension Fund V – Analyst Market Neutral, LLC (20)
TIAA-CREF Insurance Agency, LLC (16)
TCAM Core Property Fund GP LLC (17)
TCT Holdings, Inc. (14)
Subsidiaries
TIAA-CREF Trust Company, FSB (15)
Westchester Group Investment Management Holding Company, Inc. (28)
TIAA-CREF LPHC, LLC (21)
T-C SMA III, LLC (26)
Westchester Group Investment Management, Inc. (29)
Subsidiaries
Subsidiaries
Subsidiaries

(1)	TIAA Board of Overseers is a New York not-for-profit corporation established to further education and other non-profit purposes by holding the stock of TIAA.

(2)	TIAA’s non-profit capital stock, constituting all of its authorized shares of stock, was originally issued to the Carnegie Corporation of New York. The shares were transferred to Trustees of T.I.A.A. Stock, renamed TIAA Board of Overseers, immediately after the enactment of the cited legislation.

(3)	Teachers Insurance and Annuity Association of America is a New York domiciled life insurance company that issues guaranteed and variable annuities and life insurance for nonprofit and government institutions and their employees. Employs all TIAA entities staff except for Kaspick and TIAA-CREF Asset Management UK Limited (England). The TIAA Board of Overseers elects TIAA’s trustees.

•

TIAA Separate Account VA-1 (“VA-1”) is a separate account registered with the SEC as an open-end management investment company that offers individual, variable, after-tax annuities. VA-1 has only one investment portfolio, the Stock Index Account.

•	TIAA Real Estate Account VA-2 (“VA-2”) is a separate account of TIAA that allows TIAA to offer a variable investment option based on real estate investments for TIAA’s pension annuities.

•

TIAA Separate Account VA-3 (“VA-3”) is registered with the SEC as an investment company under the Investment Company Act of 1940 and operates as a unit investment trust. VA-3 is designed to fund individual and group variable contracts in retirement plans.

(4)	The following corporations, trusts and limited liability companies (“LLCs”) were organized by TIAA to hold real estate, mortgage, and securities investments for the General Account and may no longer hold any assets. All issued and outstanding stock of the corporations, trusts, and memberships in the LLCs are owned, directly or indirectly, by TIAA. Unless otherwise indicated, these Domestic entities are Delaware entities:

DOMESTIC
485 Properties, LLC*	T-C Sports Co., Inc.*
730 Texas Forest Holdings, Inc.*	T-C Stonecrest LLC
Bethesda ARC, LLC	T-Investment Properties Corp.
Bethesda HARC, LLC	T-Land Corp.
Ceres Agricultural Properties, LLC*	T-Pointe, LLC
CTG&P, LLC	TCPC Associates, LLC
DAN Properties, Inc.	Teachers Concourse, LLC*
Debt Holdings, LLC	Teachers Mayflower, LLC
Demeter Agricultural Properties, LLC	Teachers West, LLC
Demeter Agricultural Properties II, LLC	TIAA 485 Boca 54 LLC
Flint European Trust	TIAA 485 Clarendon, LLC
Infra Alpha LLC	TIAA Canada Retail Business Trust
JV Georgia One, Inc.	(a Pennsylvania business trust)
JWL Properties, Inc.	TIAA CMBS I, LLC*
ND 70SMA LLC	TIAA Diamond Investor, LLC
ND Belgrave House LLC	TIAA European Funding Trust*
ND La Jolla, LLC	TIAA Franklin Square, LLC*
ND Properties, Inc.*	TIAA Gemini Office, LLC
ND-T Street, LLC	TIAA Global Public Investments, LLC
Normandale Center LLC	TIAA Lakepointe, LLC
Occator Agricultural Properties, LLC	TIAA Park Evanston, Inc.
Port Northwest IV Corporation

DOMESTIC

Premiere Agricultural Properties, LLC	TIAA Realty, Inc.
Premiere Columbia Properties, LLC	TIAA SF One, LLC
Premiere Farm Properties, LLC	TIAA Stafford Harrison LLC
Savannah Teachers Properties, Inc.	TIAA The Reserve II Member, LLC
T-C 685 Third Avenue Member LLC	TIAA Timberlands I, LLC*
T-C 1101 Pennsylvania Avenue LLC	TIAA Timberlands II, LLC*
T-C 1101 Pennsylvania Avenue Owner LLC	TIAA Union Place Phase I LLC
T-C 1101 Pennsylvania Avenue Venture LLC	TIAA-CREF Global Investments LLC
T-C Cypress Park West LLC	WRC Properties, Inc.*
T-C Duke Street LLC
T-C King Street Station LLC
T-C Montgomery Mall LLC
T-C Newbury Common LLC
T-C Potomac Promenade LLC
T-C Roosevelt Square LLC
T-C SMA I, LLC
T-C SMA 2, LLC
T-C State House On Congress Apartments LLC

INTERNATIONAL
36 Rue La Fayette (Luxembourg)	SAS Roosevelt (France)
154 Rue de l’Universite SARL (France)	Servin EURL (France)
Bruyeres I SAS (France)	Servin Holding SARL (France)
Bruyeres II SAS (France)	SNC Amarante (France)
Business Port S.r.l. (Italy)	SNC La Defense (France)
Courcelles 70 SAS (France)	SNC Lazulli (France)
Des Brateaux SARL (France)	SNC Peridot (France)
Erlangen Arcaden GmbH & Co. KG (Germany)	SNC Roosevelt (France)
LaFayette Lux 1 S.a.r.l. (Luxembourg)	TIAA Lux 2 (Luxembourg)
LaFayette Lux 2 S.a.r.l. (Luxembourg)	TIAA Lux 4 (Luxembourg)
Mansilla Participacoes Ltda (Brazil)	TIAA Lux 5 S.a.r.l. (Luxembourg)
ND Europe S.a.r.l.* (Luxembourg)	TIAA Lux 6 S.a.r.l.*(Luxembourg)
Norte Shopping – Centre Commercial S. A. (Portugal)	TIAA Lux 7 S.a.r.l. (Luxembourg)
Norte Shopping Retail & Leisure Centre BV* (Netherlands)	TIAA Lux 8 S.a.r.l (Luxembourg)
Olympe EURL (France)	TIAA Lux 9 S.a.r.l. (Luxembourg)
Olympe Holding SARL (France)	Villabe SAS (France)
Provence 110 (France)
REA Europe SARL (Luxembourg)
REA Lux 1 SARL (Luxembourg)
Rue de I’Universite 154 SAS (France)
SAS La Defense (France)
SAS Malachite (France)

(5)	Subsidiaries of the Separate Real Estate Account:

Marketfair Holdings LLC, One Boston Place Real Estate Investment Trust, a Maryland investment trust; Seneca Industrial Holdings, LLC; T-C 701 Brickell LLC; T-C Ashford Meadows LLC, T-C Four Oaks Place LLC; T-C Legacy at Westwood LLC; T-C Legend at Kierland LLC, T-C Lenox Park LLC, T-C Montecito LLC, T-C Palomino Blue Ridge LLC, T-C Palomino Green River LLC, T-C Palomino Red Canyon LLC, T-C Phoenician LLC,T-C Preston Sherry Plaza, LLC; T-C Regents Court LLC; T-C San Montego TX LLC, T-C SP, Inc., T-C The Caruth LLC; T-C The Colorado LLC; T-C Tradition at Kierland LLC, Teachers Belvidere Properties, LLC; Teachers REA, LLC; Teachers REA II, LLC; Teachers REA III, LLC; TIAA Florida Mall, LLC; TIAA Miami International Mall, LLC; TIAA West Town Mall, LLC; TIAA-CREF Global Separate Real Estate Company LLC; TREA 10 Schalks Crossing Road, LLC; TREA 1401 H, LLC; TREA Broadlands, LLC; TREA Florida Retail, LLC; TREA GA Reserve, LLC; TREA Pacific Plaza, LLC; TREA Retail Fund-K, LLC; TREA Retail Property Portfolio 2006, LLC; TREA Weston, LLC; TREA Wilshire Rodeo, LLC.

(6)	TIAA-CREF Investment Management, LLC is a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

(7)	TIAA-CREF Individual & Institutional Services, LLC is a registered broker-dealer and investment advisor, which provides distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, and through a selling agreement with Teachers Personal Investors Services, Inc. distribution services for the TIAA-CREF Funds, the TIAA-CREF Life Funds, TIAA-CREF Life Insurance Company’s Variable Annuity and Variable Life Products, Tuition Savings Products, and TCAM Funds.

(8)	TIAA Global Markets, Inc. was formed to issue debt instruments.

(9)	TIAA-CREF Enterprises, Inc. is organized for the purpose of holding the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Tuition Financing, Inc., TCAM Core Property Fund GP LLC and Westchester Group Investment Management Holding Company, Inc.

(10)	Teachers Advisors, Inc. is a registered investment advisor organized for the purpose of providing investment advice and management services to the TIAA Separate Account VA-1, the TIAA-CREF Funds, and the TIAA-CREF Life Funds. It provides investment adviser services for set contractual fees, with the intent of making a profit.

(11)	Teachers Personal Investors Services, Inc. is a registered broker-dealer organized for the purpose of providing distribution and administrative services for the TIAA Separate Account VA-1, the TIAA-CREF Funds, and the TIAA-CREF Life Funds, and is the placement agent for the private funds managed by TIAA-CREF Asset Management.

(12)	TIAA-CREF Life Insurance Company is a New York domiciled life insurance company that issues guaranteed and variable annuities, funding agreements, and life insurance, including variable life insurance, to the general public. TIAA-CREF Life Insurance Company holds the sole member interest in TIAA-CREF Insurance Agency, LLC.

(13)	TIAA-CREF Tuition Financing, Inc. (“TFI”) is organized to administer and provide advice to tuition savings and prepaid plans. It is a program manager providing program management services to state’s qualified tuition programs. TFI performs certain services related to the plan on behalf of the state, but the 529 plan is the state’s products since Section 529 of the IRC only allows states and eligible educational institutions to establish and maintain 529 plans. TFI also manages the Independent 529 plans (I-529) which is sponsored by a consortium of private colleges and universities. TFI, with permission from the states, subcontracts with other entities to perform certain of the program management services.

(14)	TCT Holdings, Inc. is organized for the purpose of holding the stock of TIAA-CREF Trust Company, a federal savings bank.

(15)	TIAA-CREF Trust Company, FSB is a federally chartered savings bank that provides individual and institutional asset management and investment advice for its customers.

(16)	TIAA-CREF Insurance Agency, LLC is a licensed life insurance agent offering insurance services and products.

(17)	TCAM Core Property Fund GP LLC was established to act as the general partner of TIAA-CREF Asset Management Core Property Fund, LP, an open-end private investment fund which owns an interest in TCAM Core Property Fund REIT LLC, which in turn owns the membership interests in TCAM Core Property Fund Operating GP LLC (“GP”). GP was organized to act as the general partner of TCAM Core Property Fund Operating LP, which is an unregistered 3(c)(7) fund organized as a vehicle for direct real estate investment by TCAM customers.

(18)	TIAA-CREF Redwood, LLC was established for the purpose of owning the membership interests in Kaspick & Company, LLC.

(19)	Kaspick & Company, LLC a registered investment adviser providing administrative advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations, which act as trustees for donors (and their beneficiaries) participating in their planned giving programs.

(20)	Active Extension Fund I, LLC, Active Extension Fund II-Global Opportunities, LLC, Active Extension Fund III, LLC and Active Extension Fund V – Analyst Market Neutral, LLC were organized to engage in investment strategies.

(21)	TIAA-CREF LPHC, LLC, was organized to hold the membership interests in TCAM SVREF I GP, LLC and TCAM DOF GP LLC.

•

TCAM SVREF I GP, LLC was organized to hold the membership interests in TCAM SVREF I A.S., LLC and to act as the general partner of TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP. TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP, a closed-end private investment fund. TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP will hold the memberships interests in TCAM SVREF I Properties, LLC and TCAM SVREF I REIT, LLC, which were organized to hold the investments of their parent entity. TCAM SVREF I REIT, LLC will elect to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. TCAM SVREF I A.S., LLC was organized to facilitate the acquisition of the first property by TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P. and appropriately comply with certain ERISA requirements.

•

TCAM DOF GP LLC was established to act as the general partner of TIAA-CREF Asset Management Distressed Opportunities Fund, L.P., a closed-end private investment fund which will primarily invest in pooled investment vehicles with distressed debt or distressed equity strategies and will issue limited partnership interests to investors.

(22)	TIAA-CREF International Holdings LLC, was organized to hold the ownership interests in a foreign subsidiary.

(23)	TIAA-CREF Asset Management UK Limited was organized to provide advisory services with respect to TIAA’s UK and European real estate investments.

(24)	Oleum Holding Company, Inc. was organized to own the shares of Polar Star Canadian Oil and Gas Holding, Inc., a Canadian entity.

(25)	Polar Star Canadian Oil and Gas, Inc., whose shares are owned by Polar Star Canadian Oil and Gas Holding, Inc., is a Canadian company engaged in oil and gas exploration and production.

(26)	T-C SMA III, LLC was organized to act as the general partner of TIAA-CPPIB Commercial Mortgage Company, L.P., which in turn will act as a member of TIAA-CPPIB Commercial Mortgage Company REIT LLC.

(27)	Covariance Capital Management, Inc. was organized to act as an investment adviser to manage mid-size endowments and foundations.

(28)	Westchester Group Investment Management Holding Company, Inc. was organized to acquire an interest in certain assets of an Illinois corporation and to contribute that interest to Westchester Group Investment Management, Inc.

(29)	Westchester Group Investment Management, Inc. was organized to operate an agricultural asset management business.

TIAA	% owned by TIAA/ Subsidiary
General Account Investment and Insurance Subsidiaries:
(T1) 485 Properties, LLC	100%
(T2) Bethesda ARC, LLC	100%
(T3) Bethesda HARC, LLC	100%
(T2) DAN Properties, Inc.	100%
(T2) JV Georgia One, Inc.	100%
(T2) JWL Properties, Inc.	100%
(T2) Normandale Center LLC	100%
(T2) Port Northwest IV Corporation	100%
(T2) Savannah Teachers Properties, Inc.	100%
(T2) T-Investment Properties Corp.	100%
(T2) T-Land Corp.	100%
(T2) T-C Duke Street LLC	100%
(T2) TIAA 485 Boca 54 LLC	100%
(T2) TIAA 485 Clarendon, LLC	100%
(T2) TIAA Gemini Office, LLC	100%
(T2) TIAA-CREF Global Investments LLC	100%
(T1) 730 Texas Forest Holdings, Inc.	100%
(T2) 730 Texas Timberlands Ltd.	.5%
(T2) 730 Texas Timberlands II Ltd.	.5%
(T1) 730 Texas Timberlands II, Ltd.	99.5%
(T1) Active Extension Fund I, LLC	100%
(T1) Active Extension Fund II - Global Opportunities, LLC	100%
(T1) Active Extension Fund III, LLC	100%
(T1) Active Extension Fund V – Analyst Market Neutral, LLC	100%
(T1) Ceres Agricultural Properties, LLC	100%
(T2) Premiere Farm Properties, LLC	100%
(T2) Premiere Agricultural Properties, LLC	100%
(T2) Premiere Columbia Properties, LLC	100%
(T1) CTG & P, LLC	100%
(T1) CPPIB-TIAA U.S. Real Property Fund, L.P.	50%
(T2) C-T REIT LLC	99.99%
(T3) C-T Stoneridge LLC	100%
(T3) C-T Shenandoah LLC	100%
(T1) Debt Holdings, LLC	100%
(T1) Demeter Agricultural Properties, LLC	100%
(T2) Mansilla Participacoes Ltda	.01%
(T1) Demeter Agricultural Properties II, LLC	100%
(T1) Infra Alpha LLC	100%
(T1) Mansilla Participacoes Ltda	99.99%
(T1) ND Properties, Inc.	100%
(T2) Norte Shopping Retail & Leisure Centre BV	100%
(T3) Norte Shopping - Centre Commercial S.A.	100%
(T2) TIAA Canada Retail Business Trust	100%
(T2) TIAA Stafford-Harrison LLC	100%
(T2) ND La Jolla, LLC	100%
(T2) ND-T Street, LLC	100%
(T2) T- Pointe, LLC	100%
(T2) ND 70SMA LLC	100%
(T2) ND Belgrave House LLC	100%
(T2) ND Europe S.a.r.l.	100%
(T3) La Fayette Lux 1 S.a.r.l	100%

TIAA	% owned by TIAA/ Subsidiary
(T4) 36 Rue La Fayette	.01%
(T3) La Fayette Lux 2 S.a.r.l.	100%
(T4) 36 Rue La Fayette	99.99%
(T3) TIAA Lux 2	100%
(T4) SAS Roosevelt	100%
(T5) SNC Roosevelt	100%
(T4) Villabe SAS	100%
(T5) Des Brateaux SARL	100%
(T4) Bruyeres I SAS	100%
(T5) Olympe Holding SARL	100%
(T6) Olympe EURL	100%
(T4) Bruyeres II SAS	100%
(T5) Servin Holding SARL	100%
(T6) Servin EURL	100%
(T3) TIAA Lux 9	100%
(T4) SNC Amarante	.01%
(T4) SAS Malachite	100%
(T5) SNC Amarante	99.99%
(T6) SNC Lazulli	99.99%
(T6) SNC Peridot	99.99%
(T4) SAS La Defense	100%
(T5) SNC La Defense	99.9%
(T4) SNC La Defense	.01%
(T4) SNC Peridot	.01%
(T4) SNC Lazuli	.01%
(T3) TIAA Lux 4	100%
(T4) Rue De L’Universite 154 SAS	100%
(T5) 154 Rue De L’Universite S.a.r.l	100%
(T3) TIAA Lux 6 S.a.r.l	100%
(T4) Courcelles 70 SAS	100%
(T3) TIAA Lux 7 S.a.r.l	100%
(T4) Business Port S.r.l.	50%
(T3) TIAA Lux 8 S.a.r.l	100%
(T3) TIAA Lux 9 S.a.r.l	100%
(T2) TIAA Lux 5 S.a.r.l	100%
(T3) Erlanden Arcaden GmbH & Co. KG	92.5%
(T2) T-C 1101 Pennsylvania Avenue LLC	100%
(T3) T-C Pennsylvania Avenue Venture LLC	100%
(T4) T-C Pennsylvania Avenue Owner LLC	100%
(T1) Occator Agricultural Properties, LLC	100%
(T1) Oleum Holding Company, Inc.	100%
(T2) Polar Star Canadian Oil and Gas Holding, Inc.	100%
(T3) Polar Star Canadian Oil and Gas, Inc.	100%
(T1) T-C 685 Third Avenue Member LLC	100%
(T2) T-C 685 Third Avenue Venture LLC	50.01%
(T3) T-C 685 Third Avenue LLC	100%
(T1) T-C Montgomery Mall LLC	100%
(T1) T-C SMA I, LLC	100%
(T2) CPPIB-TIAA U.S. Real Property Fund, L.P.	1%
(T3) C-T REIT LLC	99.99%
(T4) C-T Stoneridge LLC	100%

(T4) C-T Shenandoah LLC	100%
(T1) T-C SMA 2, LLC	100%
(T2) PennMuni-TIAA U.S. Real Estate Fund, LLC	20%
(T3) T-C Century Plaza LLC	100%
(T3) T-C Barton Springs LLC	100%
(T3) T-C Shoppes At Monarch Lakes LLC	100%
(T3) T-C Des Peres Corners LLC	100%
(T1) T-C SMA III, LLC	100%
(T1) TIAA-CPPIB Commercial Mortgage Company, L.P.	50%
(T2) TIAA-CPPIB Commercial Mortgage Company, L.P.	1%
(T3) TIAA-CPPIB Commercial Mortgage Company REIT LLC	100%
(T1) T-C Sports Co., Inc.	100%
(T1) TCT Holdings, Inc.	100%
(T2) TIAA-CREF Trust Company, FSB	100%
(T1) Teachers Concourse, LLC	100%
(T1) Teachers Mayflower, LLC	100%
(T1) Teachers West, LLC	100%
(T1) TIAA CMBS I, LLC	100%
(T1) TIAA Diamond Investor, LLC	99.99%
(T1) TIAA European Funding Trust	100%
(T2) Flint European Trust	100%
(T1) TIAA Franklin Square, LLC	100%
(T1) TIAA Global Markets, Inc.	100%
(T1) TIAA Global Public Investments, LLC	100%
(T1) TIAA Lakepointe, LLC	100%
(T1) TIAA Park Evanston, Inc.	100%
(T1) TIAA Realty, Inc.	100%
(T1) TIAA SF One, LLC	100%
(T1) TIAA The Reserve II Member, LLC	100%
(T1) TIAA Timberlands I, LLC	100%
(T2) 730 Texas Timberlands, Ltd.	99.5%
(T1) TIAA Timberlands II, LLC	100%
(T1) TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P.	99.996%
(T1) TIAA-CREF Life Insurance Company	100%
(T2) TIAA-CREF Life Insurance Agency, LLC	100%
(T1) TIAA-CREF LPHC, LLC	100%
(T2) TCAM SVREF I GP, LLC	100%
(T3) TCAM SVREF I A.S., LLC	100%
(T3) TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P.	.00399%
(T4) TCAM SVREF I Properties, LLC	100%
(T4) TCAM SVREF I REIT, LLC	100%
(T2) TCAM DOF GP LLC	100%
(T3) TIAA-CREF Asset Management Distressed Opportunities Fund, L.P.
(T1) TIAA-CREF Individual & Institutional Services, LLC	100%
(T1) TIAA-CREF International Holdings, LLC	100%
(T2) TIAA-CREF Asset Management UK Limited	100%
(T1) TIAA-CREF Investment Management, LLC	100%
(T1) TIAA-CREF Redwood, LLC	100%
(T2) Covariance Capital Management, Inc.	100%
(T2) Kaspick & Co., LLC	100%
(T1) TIAA Union Place Phase I, LLC	100%
(T1) WRC Properties, Inc.	100%
(T2) TCPC Associates, LLC	100%
(T1) TIAA-CREF Enterprises, Inc.	100%
(T2) Teachers Advisors, Inc.	100%
(T2) Teachers Personal Investors Services, Inc.	100%
(T2) TIAA-CREF Tuition Financing, Inc.	100%
(T2) TCAM Core Property Fund GP, LLC	100%

(T3) TIAA-CREF Asset Management Core Property Fund, LP	.1%
(T4) TCAM Core Property Fund REIT LLC	99%
(T5) TCAM Core Property Fund Operating GP LLC	100%
(T6) TCAM Core Property Fund Operating LP	.1%
(T7) T-C Stonecrest LLC	100%
(T7) T-C King Street Station LLC	100%
(T7) T-C Cypress Park West LLC	100%
(T7) T-C Roosevelt Square LLC	100%
(T7) T-C Potomac Promenade LLC	100%
(T7) T-C Newbury Common LLC	100%
(T7) T-C State House On Congress Apartments LLC	100%
(T2) Westchester Group Investment Management Holding Company, Inc.	100%
(T3) Westchester Group Investment Management, Inc.	85%
Real Estate Separate Account
(T1) One Boston Place Real Estate Investment Trust	50.25%
(T2) One Boston Place, LLC	100%
(T1) Marketfair Holdings LLC	100%
(T1) Seneca Industrial Holdings LLC	100%
(T1) T-C 701 Brickell LLC	100%
(T1) T-C Ashford Meadows LLC	100%
(T1) T-C Four Oaks Place LLC	100%
(T1) T-C Legacy at Westwood LLC	100%
(T1) T-C Legend at Kierland LLC	100%
(T1) T-C Lenox Park LLC	100%
(T1) T-C Montecito LLC	100%
(T1) T-C Palomino Red Canyon LLC	100%
(T1) T-C Palomino Blue Ridge LLC	100%
(T1) T-C Palomino Green River LLC	100%
(T1) T-C Phoenician LLC	100%
(T1) T-C Preston Sherry Plaza LLC	100%
(T1) T-C Regents Court LLC	100%
(T1) T-C San Montego TX LLC	100%
(T1) T-C SP, Inc.	100%
(T1) T-C The Caruth LLC	100%
(T1) T-C The Colorado LLC	100%
(T1) T-C Tradition at Kierland LLC	100%
(T1) Teachers REA, LLC	100%
(T2) REA Europe SARL	100%
(T3) REA Lux 1 SARL	100%
(T4) Provence 110	100%
(T2) Teachers REA III, LLC	99%
(T2) TIAA-CREF Global Separate Real Estate Company LLC	100%
(T2) TREA GA Reserve, LLC	100%
(T2) TREA 10 Schalks Crossing Road, LLC	100%
(T2) Teachers Belvidere Properties, LLC	100%
(T2) TIAA West Town Mall, LLC	100%
(T2) Light Street Partners LLP	10%
(T2) TREA Broadlands, LLC	100%
(T2) TREA 1401 H, LLC	100%
(T2) TREA Weston, LLC	100%
(T2) TREA Wilshire Rodeo, LLC	100%
(T1) Teachers REA II, LLC	100%
(T2) Light Street Partners LLP	90%
(T1) Teachers REA III, LLC	1%
(T1) TIAA Florida Mall, LLC	100%

(T1) TIAA Miami International Mall, LLC	100%
(T1) TREA Florida Retail, LLC	100%
(T1) TREA Pacific Plaza, LLC	100%
(T1) TREA Retail Fund-K, LLC	100%
(T2) Kim-T Income Fund I, LP	82%
(T1) TREA Retail Property Portfolio 2006, LLC	100%
Footnotes
(T1) Tier 1 subsidiary directly owned by TIAA
(T2) Tier 2 subsidiary owned by the Tier 1 sub
(T3) Tier 3 subsidiary owned by the Tier 2 sub
(T4) Tier 4 subsidiary owned by the Tier 3 sub
(T5) Tier 5 subsidiary owned by the Tier 4 sub
(T6) Tier 6 subsidiary owned by the Tier 5 sub
(T7) Tier 7 subsidiary owned by the Tier 6 sub

Additional entities, comprised of joint venture subsidiaries, are not individually listed herein. While they technically are controlled by TIAA by virtue of the grant of voting rights to TIAA upon creation of each subsidiary, TIAA does not actively control the day-to-day activities and instead defers to its partners.

Item 27. Number of Contractowners

As of February 28, 2011, there were 309 owners of contracts of the class presently offered by this Registration Statement.

Item 28. Indemnification

The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) Teachers Personal Investors Services, Inc. (“TPIS”) acts as principal underwriter of the contracts as defined in the Investment Company Act of 1940, as amended. TPIS is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity contracts issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Douglas Chittenden	Director
Edward Moslander	Director and Vice President
Keith Rauschenbach	Director and President
Glen Weiner	Director and Vice President
Mark Campisano	Vice President
Kevin Maxwell	Vice President
John Panagakis	Vice President
Robert T. Rickey	Vice President
Kathleen Eckert	Vice President, Tax
Jorge Gutierrez	Treasurer
Jennifer Sisom	Assistant Treasurer
Ilene Shore	Chief Operating Officer
William Bair	Controller
Patricia Conti	Chief Financial Officer
Marjorie Pierre-Merritt	Secretary
Brian Moran	Chief Compliance Officer
Thomas Dudek	Anti-Money Laundering Compliance Officer

*	The address of each Director and Officer is c/o Teachers Personal Investment Services, Inc., 730 Third Avenue, New York, NY 10017-3206

(c) Not applicable.

Item 30. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, Citistorage, 20 North 12th Street, Brooklyn, NY 11211, File Vault, 839 Exchange Street, Charlotte, NC 28208, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 and JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245.

Item 31. Management Services

Not applicable.

Item 31. Management Services Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Life Separate Account VA-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 14th day of April, 2011.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	/s/ *(2)
Anthony M. Garcia President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 14, 2011 in the capacities and on the dates indicated.

Signature	Title

/S/ *(2)	President and Chief Executive Officer
Anthony M. Garcia

/S/ *(1)	Vice President and Chief Financial Officer
Linda S. Dougherty	(Principal Financial and Accounting Officer)

*(3)	Director
David M. Anderson

*(1)	Director
Elizabeth D. Black

*(1)	Director
Sanjeev Handa

*(1)	Director
Nancy Heller

*(1)	Director
Eric T. Jones

*(1)	Director
Harry I. Klaristenfeld

*(2))	Chairman
Matthew Kurzweil

*(1)	Director
Steven Maynard

*(2)	Director
Russell Noles

*(1)	Director
Wayne Williams

*	Signed by Edward L. Hancock, Esq. as attorney-in-fact pursuant to Power of Attorney effective: (1) January 22, 2009; (2) March 1, 2011; (3) March 10, 2011.

/S/ EDWARD HANCOCK
Edward Hancock
Attorney-in-fact

Exhibit Index

(9)	Legality Opinion and Consent of Meredith Kornreich, Esquire

(10)	(A) Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm